UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                             Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Reza Pishva

Secretary

333 South Grand Avenue

                             Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PAYDEN
MUTUAL FUNDS

APRIL **2023**

SEMI-ANNUAL REPORT

Contents

1	Management Discussion & Analysis

7	Portfolio Highlights & Investments

106	Statements of Assets and Liabilities

110	Statements of Operations

114	Statements of Changes in Net Assets

120	Notes to Financial Statements

138	Financial Highlights

155	Fund Expenses

157	Trustees & Officers

Management Discussion & Analysis

Short Duration Bond Strategies

Fixed income markets experienced positive nominal returns in the first half of the 2023 fiscal year, representing a stark reversal from the negative returns endured in 2022. The Federal Open Market Committee continued tightening monetary policy, increasing the target upper limit to its Federal Funds Rate from 3.25% to 5.00%. Short term interest rates initially increased in sympathy with policy rates, as both employment and inflation data remained strong and risk of further policy rate hikes existed. However, market sentiment quickly reversed course as concerns around the health of the banking system and an economic recession increased and yields on longer US Treasury securities moved sharply lower to levels below the Federal Funds target rate. Credit markets outperformed broadly during the period, with idiosyncratic risks causing areas of the banking and commercial mortgage sectors to underperform. Cumulative tightening in financial conditions, through both policy rate increases, equity market declines, and a contraction in credit conditions appear to be weighing heavily on market sentiment with increasing probabilities of economic recession and decreases in policy rates later in 2023. These concerns are partially offset by the relative stability and health of the US consumer through continued job growth and positive real wages. Going forward, we remain cautious of downside economic risks and elevated market volatility and favor an overall lower level of portfolio risk relative to benchmarks.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide highly stable daily liquidity. The Fund returned 2.00% for the six months ended April 30, 2023, compared to a return of 1.91% for the Lipper Government Money Market Average. The continued move higher in Federal Funds presented opportunity to add higher yields in the portfolio. While the US Treasury curve is flat, we are cautious on longer maturity securities in light of the uncertain backdrop in regard to a terminal Federal Funds Rate and the looming debt ceiling decision.

The Payden Limited Maturity Fund, Investor Class (PYLMX) returned 2.80% and its SI Class (PYLSX) returned 2.82% for six months ended April 30, 2023, compared to a return of 2.09% for its benchmark, the ICE BofA US 3-Month Treasury Bill Index. The Fund’s outperformance was driven primarily by the allocation to credit, including both corporates and securitized bonds. With the Federal Reserve seemingly nearing the end of the hiking cycle, the Fund has taken the opportunity to add duration, which has provided an additional source of return. The Fund made use of futures and forward currency contracts for hedging purposes. The use of these derivatives impacted performance by 0.00%.

The Payden Low Duration Fund, Investor Class (PYSBX) returned 3.38% and its SI Class (PYLDX) returned 3.41% for the six months ended April 30, 2023. The Fund’s benchmark, the ICE BofA 1-3 Year US Treasury Index, returned 2.67% during the same period. The Fund’s outperformance was driven primarily by its aggregate credit positioning with balanced contribution from securitized and corporate sectors. The Fund uses futures, swaps and forward currency contracts to hedge certain investment exposures and to manage overall interest rate exposure. Overall, derivatives detracted 0.12% from performance.

The Payden Global Low Duration Fund (PYGSX) returned 3.28% for six months ended April 30, 2023, compared to a return of 2.89% for its benchmark, the ICE BofA 1-3 Year US Corporate & Government Index. The Fund’s outperformance was driven primarily by its aggregate credit positioning, with balanced contribution from securitized and corporate sectors. The Fund uses futures, swaps, and forward currency contracts to hedge certain investment exposures and to manage overall interest rate exposure. Overall, derivatives detracted 0.12% from performance.

Intermediate Duration Strategies

The Federal Reserve continued to tighten monetary policy from 3.25% to 5.00% in response to a strong labor market and inflation levels that remain above the Federal Reserve’s target of 2.0%. Initially, interest rates moved higher in sympathy with tighter monetary policy. However, in late Q1 the health of the banking system came into question as regional banking entities were severely pressured from ongoing deposit outflows and depressed asset valuations from the cumulative increase in rates over the past year. As the banking crisis unfolded, interest rates dropped sharply as the market handicapped the impact of the crisis on the path for future interest rate policy. Over the past six months, rates dropped 0.50% in 2- year US Treasuries, with longer term 10- year rates dropping 0.75%

Semi-Annual Report    1

Management Discussion & Analysis continued

The Payden U.S. Government Fund (PYUSX) returned 3.01% for six months ended April 30, 2023, compared to its benchmark the ICE BofA 1–5 year US Treasury Index, which returned 3.41%. The Fund is positioned modestly shy of its benchmark as interest rates reflect an aggressive move in monetary policy relative to the Federal Reserve stated policy to bring inflation back to 2.0%. The conservative positioning for the past six months, along with investments in short average life agency mortgages, which underperformed US Treasuries, were the most influential reasons for the underperformance versus the benchmark. The Fund expects to remain invested in agency mortgages due to their higher yields and long-term positive valuations relative to US Treasuries. The agency mortgage market will face temporary challenges in the form of securities sales from the FDIC as it disposes of assets taken over from failed banks. The Fund made limited use of interest rate derivatives over the course of the fiscal year. Typically, the Fund will use US Treasury futures to manage interest rate volatility. The market impact of derivatives was -0.10% over the past six months.

The Payden GNMA Fund (PYGNX) returned 5.59% for the six months ended April 30, 2023, while its benchmark, the ICE BofA US GNMA Mortgage Backed Securities Index, returned 6.15%. Over the past six months, GNMA security valuations have stabilized at less expensive levels as the markets have adjusted to the exit of the Federal Reserve from their large scale asset purchase program enacted during the pandemic. During this period, the Fund underperformed its benchmark due to an overweight to higher coupon mortgage pools and the lagged effect of adjustable-rate mortgage pools failing to increase as fast as the rise in rates over the last year. Looking forward, expectations for further increases in rates are muted given the sharp increases in rates over the past year and the uncertain impact on the economy from the regional bank crisis. The mortgage sector currently provides historically high yields relative to US Treasuries; however, the mortgage market will face temporary challenges in the form of securities sales from the FDIC as it disposes of assets taken over from a handful of failed regional banks. The Fund uses mortgage derivatives periodically to hedge and optimize curve exposure in conjunction with our expectations for the future path of interest rate increases. The market impact of derivatives was -0.16%.

The Payden Core Bond Fund Investor Class (PYCBX) returned 7.35% for the six months ended April 30, 2023, compared to 6.91% for its benchmark, the Bloomberg US Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 7.60%, and the SI Class (PYCSX) returned 7.42% for the same period. The Fund maintained an income advantage relative to the broad bond market and sought to exploit relative value through sector rotation and bond selection. This was achieved by investing primarily in investment grade and high yield corporate bonds. Allocations to securitized products and emerging markets debt were the main drivers of outperformance compared to the benchmark. Additional positive relative performance was generated via the Fund’s security selection across all asset classes. The Fund uses derivatives for interest rate, currency management, and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the period, forward contracts for currency management added 0.05% to performance and interest rate futures used to hedge interest rate risk added 0.01% to performance.

For the six months ended April 30, 2023, the Payden Corporate Bond Fund (PYACX) generated a return of 8.61%, while the SI Class (PYCTX) generated a return of 8.66%, compared to a return of 9.21% for its benchmark, the Bloomberg US Corporate Bond Index. For the first three months of the fiscal year, positive returns were driven by a healthy appetite for corporate credit as higher all-in yields, signs of moderating inflation, and optimism of a “soft” to “no-landing” recession brought investors back into the marketplace. However, inflation remained sticky and recession fears were back in the spotlight as March was highlighted by the collapse of several regional US banks, causing turmoil within the sector. Returns were buoyed as underlying US Treasury yields fell broadly across the curve. The Fund’s duration and curve positioning relative to its index was the biggest contributor to the Fund’s performance, as US Treasury yields moved significantly lower across the curve. Security selection within energy and utilities were additive to performance, while consumer non-cyclicals, finance companies, and insurance were the biggest detractors. The Fund’s allocation to out-of-index exposures, such high yield bonds and securitized products detracted, while its allocation to municipals and government related securities were additive to performance. The Fund used US Treasury futures to hedge duration, as well as to strategically manage overall duration and curve positioning, which detracted 0.04% from performance.

The Payden Strategic Income Fund Investor Class (PYSGX) returned 5.46% for the six months ended April 30, 2023, while its benchmark, the Bloomberg US Aggregate Bond Index, returned 6.91%. The Fund’s SI Class (PYSIX) returned 5.51% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. The Fund’s materially shorter duration posture was the main source of negative

2   Payden Mutual Funds

performance relative to the benchmark. Allocations to securitized products, high yield corporate bonds, and emerging markets debt added to relative performance. The Fund uses derivatives for interest rate, currency management, and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Forward contracts for currency management detracted 0.01% from performance and interest rate futures used to hedge interest rate risk detracted 0.05% from performance.

For the six months ended April 30, 2023, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 5.99%, compared to a return of 1.45% for its benchmark, 1-month US Treasury Bills. The Fund’s SI Class (PYAIX) returned 6.10%. Going into year end, the strategy team was cognizant of the risks posed by recessionary concerns amid a hawkish Federal Reserve Board that raised rates to decade-level highs. Given the significant rise in US Treasury yields, the Fund increased its interest rate duration from a low of 0.5 years early in 2022, to 2.5 years, and bond exposure remained more skewed to fixed-rate securities. Recessionary concerns seemed to ease at the beginning of 2023 because of strong economic data, however, this was short lived because of softer economic data and the banking crisis in March. As macroeconomic data became more cautious through the year, the Fund utilized HY CDX to reduce credit beta. From a credit standpoint, the Fund was more favorable toward a combination of corporate credit, emerging markets debt, and government securities for an enhanced liquidity profile and attractive all-in yields of fixed-rate assets. Due to the fundamental challenges loan issuers face, the Fund exited all US BBB and BB CLO exposure, replacing the positions with secured consumer ABS. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures, as well as efficient investment purposes. Derivatives detracted 0.03% from returns.

High Yield Strategy

High yield bonds returned 5.78% during the six months ended April 30, 2023, as measured by the ICE BofA BB/B US Cash Pay High Yield Constrained Index. The market rallied as inflation slowed and strong earnings continued.

The Payden High Income, Investor Class (PYHRX) returned 6.72% for the six months ended April 30, 2023. The Fund’s benchmark, the ICE BofA BB/B US Cash Pay High Yield Constrained Index, returned 5.78% and the Fund’s SI Class (PYCHX) returned 6.77% for same period. Security selection in the energy sector was the biggest contributor to relative outperformance as the Fund’s bonds outperformed the benchmark’s energy bonds by approximately 4%. Security selection within the technology and electronics sector also added to performance, as the software issuers held in the Fund returned more than 11% for the period. The largest detractor for the period was security selection within the media sector, particularly within the cable and satellite TV subsector. The Fund holds forward currency contracts and interest rate swaps to hedge foreign exchange exposure. These hedges detracted 0.23% during the period as the euro rallied relative to the US dollar. However, the bonds associated with the hedges added 0.39%, making the net trade up 0.16%. The Fund engaged in floating for fixed swaps to true up a duration deficit associated with a bank loan position. Those instruments added 0.07% over the period.

Loan Strategy

The leveraged loan market finished the six months ended April 30, 2023, with a positive return of 4.92% per the Credit Suisse Institutional Leveraged Loan BB Index. Positive performance was driven by elevated starting yields and supportive fundamentals, such as leverage and interest coverage ratios, which kept a lid on volatility and carried through to the Q1 2023 earnings season.

For the six months ended April 30, 2023, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 6.05% and the SI Class (PYFIX) returned 6.03%. The Fund’s benchmark, the Credit Suisse Leveraged Institutional Loan BB Index, returned 4.92% for the same period. The Fund’s top performing loan was The Michaels Companies Inc, a chain of arts and crafts stores, which saw improved earnings on the back of lower freight costs. Sabre Global Inc, an information technology company that connects travel agents to the airline industry, was among the biggest detractors from overall performance as leverage remains elevated. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy and currency forwards to hedge foreign currency risk. The currency forwards detracted 0.02%. The Fund did not use credit default swaps during the period.

Semi-Annual Report    3

Management Discussion & Analysis continued

Municipal Bond Strategy

For the six months ended April 30, 2023, the Payden California Municipal Social Impact Fund (PYCRX) returned 6.79%. The Fund’s benchmarks, the Bloomberg Barclays California Intermediate Index and the Bloomberg Barclays 7-Year Municipal Index, returned 6.15% and 6.13%, respectively, for the same period. The Fund’s outperformance relative to its benchmarks was due to a combination of factors. Yield curve placement was a positive contributor to performance as the Fund’s overweight to long-end maturities outperformed in a declining interest rate environment. Sector allocation also contributed to performance as various sectors that are overweighted in the Fund relative to the index, such as healthcare, airports, and lease revenue bonds, outperformed the broader index. The Fund continues to have a high quality orientation with a preference for bonds secured by more resilient and flexible revenue sources. This positioning reflects the increased concerns of tighter monetary policy and slowing economic growth. Security selection will focus on higher quality issuers that have adequate access to near term liquidity and budget flexibility. Given that Municipal-to-US Treasury yield ratios - a measure of relative value – are at historically rich levels, we have a material allocation to taxable municipals and US Treasuries to help protect downside. The Fund uses futures contracts to hedge certain investments and manage overall interest rate exposure. The use of interest rate futures contributed 0.00% to performance.

Global Bond Strategy

The Payden Global Fixed Income Fund, Investor Class (PYGFX) returned 5.09% for the six months ended April 30, 2023, compared to a return of 4.82% for its benchmark, the Bloomberg Barclays Global Aggregate Index (USD Hedged). The Fund’s SI Class (PYGIX) returned 5.17% over the same period. From a credit perspective, the Fund held a modest overweight to credit markets, focusing on less cyclical sectors and lower-beta liquid names. The allocation to non-governmental sectors added to alpha with allocations to securitized debt and hard currency emerging markets debt contributing the most. The Fund’s security selection within investment grade corporate debt also added to relative performance. To help reduce the credit risk, the Fund held protection via CDX High Yield and iTraxx Crossover indices. Overall, the Fund’s positioning in the credit space contributed to relative performance. In the currency space, the Fund held long positions in a basket of emerging market currencies versus the US dollar. Within G10 currencies, the Fund held an overweight to the Japanese yen. Active currency management positively contributed to relative performance. In the rates space, the Fund held underweight positions in Japan and long positions in the US and a select group of local emerging markets. Active rates management contributed positively to relative performance. The Fund used derivatives for hedging and active investment purposes throughout the period. It utilized interest rate swaps and bond and interest rate futures to manage overall duration and yield curve positioning. Currency forwards are traded to hedge foreign currency exposure and to take outright positions on specific currencies. The Fund also used credit derivatives to help manage the credit risk. The use of government bond futures and swaps for active management purposes added 0.25%, while the use of forward currency contracts for active management purposes added approximately 0.02% to returns.

Emerging Market Bond Strategies

For the six months ended April 30, 2023, emerging markets (“EM”) debt posted positive returns, as the sector recovered from the extraordinarily negative environment of the prior several months. While central banks remained on a hiking path globally through the period, inflation data began to turn lower in most countries, helped by declines in energy and food prices. Markets also began to focus on the possibility of slowing global growth as an after effect of tighter monetary conditions. Emerging markets were also supported by the end of COVID-era restrictions in China, as well as a flow environment that turned from starkly negative, to more balanced. At the index level, hard currency sovereign and corporate credit experienced comparable returns, with yields in both sectors compressing relative to US Treasuries. Similarly, yields in EM local currency debt declined amid waning inflation pressures. Most EM currencies gained materially against the weakening US dollar, further lifting the performance of EM local currency debt in US dollar terms.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 12.25%, the Fund’s Adviser Class (PYEWX) returned 12.09%, and the Fund’s SI Class (PYEIX) returned 12.18% for the six months ended April 30, 2023. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 10.54% for the same period. Within USD-pay sovereigns, overweight positioning in Ecuador, Sri Lanka, Nigeria, Uzbekistan, Armenia, and Paraguay added, as did underweight exposures in Bahrain, Kazakhstan, and Bolivia. Against this, underweight exposures in El Salvador, Uruguay, and Chile detracted. Among quasi-sovereigns, overweight positioning in Indonesia, underweight exposure in Chile, and security selection in the United Arab

4   Payden Mutual Funds

Emirates all contributed positively, while security selection in Malaysia detracted. Off-benchmark allocations to corporates, as well as local currency denominated debt, added to relative performance. The Fund invest in swaps, futures, options, and forward currency contracts for credit, currency, and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.18% to the Fund’s total return.

The Payden Emerging Markets Local Bond, Investor Class (PYELX) returned 16.24%, while the SI Class (PYILX) returned 16.45% for the six months ended April 30, 2023. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned 16.06% for the same period. Relative to the benchmark, the Fund benefitted from overweight rates positioning in Thailand, Mexico, Hungary, Romania, and the Dominican Republic. Additionally, underweight allocations to Turkey, China, and Egypt added. Against this, underweight rates positioning in Poland and the Czech Republic detracted, as did security selection in South Africa and Peru. Overall, currency positioning added during the period. Underweight positions in the Egyptian pound and Turkish lira benefitted relative performance, as did overweight exposures in the Mexican peso, Chilean peso, Romanian leu, Uruguayan peso, Indonesian rupiah, and Hungarian forint. Overweight exposure to the Colombian peso and underweight positioning in both the Polish zloty and Thai baht detracted. The Fund invest in swaps, futures, options and forward currency contracts for credit, currency, and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 1.49% to returns.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 9.88%, and the Fund’s SI Class (PYCIX) returned 10.06% for the six months ended April 30, 2023. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned 10.27% for the period. The Fund’s selection of emerging market corporates was the primary contributor, while off-index positions in USD-pay quasi-sovereigns detracted from relative performance. Within emerging market corporates, selection of utilities and real estate credits in Mexico, utilities and industrials in India, financials in the United Arab Emirates, utilities in Colombia, and TMT in South Africa all benefitted relative performance. Additionally, a broad underweight allocation to financials in China, South Korea, Singapore, and Taiwan added. Against this, positioning within consumer goods and TMT in Brazil, financials and oil and gas in Israel, TMT in Panama, consumer goods in Macau, and metals and mining in Ukraine detracted. The Fund invest in swaps, futures, options and forward currency contracts for credit, currency, and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments detracted 0.46% from returns.

Equity Strategy

The US equity market rose 8.61%, as measured by the S&P 500 Index, for the six months ended April 30, 2023, as the Federal Reserve Board slowed their pace of interest rate hikes suggesting less restrictive monetary policies ahead. Market volatility remained elevated throughout the period as concerns about inflation, higher interest rates, and unexpected bank failures brought greater fears that the US economy is heading into a severe recession. Companies and their management teams acted prudently by aggressively revising growth expectations for 2023 from nearly 10% growth to about 1% growth in anticipation of falling demand and additional margin pressures. Despite these macro headwinds, the US equity market remained relatively robust partially due to the strong returns of the largest, growth-oriented index constituents supported by better-than-feared quarterly earnings results given the lower bar set by management. Areas of the market that typically exhibit lower volatility and pay higher dividend yields underperformed, as the market rotated out of the best performers of 2022. The best performing sectors were communication services, information technology, and materials, while the worst performing sectors were energy, financials, and health care.

The Payden Equity Income Fund, Investor Class (PYVLX) returned -2.06% for the six months ended April 30, 2023, while the Fund’s Advisor Class (PYVAX) returned -2.22% and the Fund’s SI Class (PYVSX) returned -2.02%. The Fund’s benchmark, the Russell 1000 Value Index, returned 4.51% for the same period. The Fund maintained a lower risk profile after capturing about 80% of the broad market’s volatility, while continuing to emphasize income generation. During the period, 54 holdings within the Fund increased their dividends by an average of +8%, with no companies cutting their regular dividends. The underperformance relative to the Russell 1000 Value Index was largely attributed to the Fund’s emphasis on higher-quality and dividend-paying companies that had historically exhibit lower price volatility which underperformed the broad market. In terms of performance attribution, both sector allocation and security selection detracted from performance. Security selection drove most of the period’s underperformance, as the Fund had greater exposure to large cap pharmaceuticals and managed care companies such

Semi-Annual Report    5

Management Discussion & Analysis continued

as UnitedHealthcare and Bristol Myers-Squibb, and the largest North American natural gas producers EQT and Tourmaline Oil. In addition, the Fund had underweight non-dividend payers such as Meta and Salesforce that returned as much as 158% during the period. The Fund utilized currency forward contracts to hedge its non-US dollar exposure during this period, which detracted 0.07% from performance.

6   Payden Mutual Funds

Portfolio Highlights & Investments

April 30, 2023

Abbreviations

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

ARM - Adjustable Rate Mortgage

AUD - Australian Dollar

BAM - Build America Mutual

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLO - Collateralized Loan Obligation

CMBS - Commercial Mortgage-Backed Security

CLP - Chilean Peso

CNH - Offshore China Renminbi

CNY - China Renminbi

COP - Colombian Peso

CZK - Czech Koruna

DKK - Danish Krone

DOP - Dominican Peso

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

FFCB - Federal Farm Credit Banks Funding Corporation

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNCL - Fannie Mae or Freddie Mac

FNR - Fannie Mae REMICS

FR - Freddie Mac Pool

G2 - Ginnie Mae II pool

G2SF - Ginnie Mae

GBP - British Pound

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

HUF - Hungarian Forint

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

KZT - Kazakhstani Tenge

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

PEN - Peruvian Sol

PHP - Philippine Peso

PLN - Polish Zloty

REMIC - Real Estate Mortgage Investment Conduit

RON - New Romanian Leu

SEK - Swedish Krona

SGD - Singapore Dollar

STACR - Structured Agency Credit Risk

TBA - To-Be-Announced

THB - Thai Baht

UAH - Ukrainian Hryvnia

USD - US Dollar

UYU - Uruguayan Peso

UZS - Uzbekistani Som

ZAR - South African Rand

Semi-Annual Report    7

            Payden Cash Reserves Money  Market Fund

The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal as liquidity.	Portfolio Composition - percent of investments

	Repurchase Agreements	55%
	U.S. Government Agency	37%
	U.S. Treasury	7%
	Investment Company	1%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (39%)
20,000,000	Federal Farm Credit Discount Notes, 5/26/23 (a)	$19,934
20,000,000	Federal Home Loan Bank Discount Notes, 5/15/23 (a)	19,964
20,000,000	Federal Home Loan Bank Discount Notes, 5/24/23 (a)	19,940
69,000,000	Federal Home Loan Bank Discount Notes, 6/16/23 (a)	68,581
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.018%), 4.83%, 8/21/23 (b)	5,000
2,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.050%), 4.86%, 11/09/23 (b)	2,000
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.060%), 4.87%, 12/13/23 (b)	5,000
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.190%), 5.00%, 11/25/24 (b)	5,000
10,000,000	FHLB, 5.33%, 5/24/24	10,000
5,100,000	FHLB, 5.28%, 5/28/24	5,100
1,885,097	FHLMC Multifamily Structured Pass-Through Certificates K032, 3.31%, 5/25/23 (c)	1,885
25,000,000	Tennessee Valley Authority Discount Notes, 5/10/23 (a)	24,971
Total U.S. Government Agency (Cost - $187,375)		187,375

U.S. Treasury (7%)
1,000,000	U.S. Treasury Bill, 4.72%, 9/21/23 (a)	982
20,000,000	U.S. Treasury Bill, 4.95%, 10/19/23 (a)	19,540
10,000,000	U.S. Treasury Bill, 4.69%, 1/25/24 (a)	9,666
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.169%), 5.30%, 4/30/25 (b)	5,001
Total U.S. Treasury (Cost - $35,189)		35,189

Investment Company (1%)
6,616,420	Dreyfus Treasury Obligations Cash Management Fund (Cost - $6,616)	6,616
Repurchase Agreements (56%)
30,000,000	Bank of Montreal Tri Party, 4.74%, 5/02/23 (d)	30,000
30,000,000	CIBC World Markets Tri Party, 4.75%, 5/03/23 (e)	30,000
30,000,000	Citigroup Tri Party, 4.75%, 5/04/23 (f)	30,000
103,000,000	Goldman Sachs Tri Party, 4.75%, 5/01/23 (g)	103,000
50,000,000	Mitsubishi UFJ Financial Group, 4.74%, 5/04/23 (h)	50,000
30,000,000	RBC Capital Markets Tri Party, 4.73%, 5/01/23 (i)	30,000
Total Repurchase Agreements (Cost - $273,000)		273,000

Total Investments (Cost - $502,180) (103%)		502,180
Liabilities in excess of Other Assets (-3%)		(14,368)
Net Assets (100%)		$487,812
(a)	Yield to maturity at time of purchase.
(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	The repurchase agreement dated 4/28/2023 is collateralized by the following securities:

Bank	of Montreal Tri Party

98,506,900	U.S. Treasury Securities, maturity from May 23-Feb 53, yielding from 0.13%-4.63%	$105,060

		105,060

(e) The repurchase agreement dated 4/26/2023 is collateralized by the following securities:
CIBC World Markets Tri Party
34,415,295	U.S. Treasury Securities, maturity from Feb 24-Feb 51, yielding from 0.25%-4.38%	$30,600

		30,600

(f) The repurchase agreement dated 4/27/2023 is collateralized by the following securities:
Citigroup Tri Party
34,093,700	U.S. Treasury Securities, maturity dated Apr 28, yielding 1.25%	$30,600

		30,600

(g) The repurchase agreement dated 4/25/2023 is collateralized by the following securities:
Goldman Sachs Tri Party
74,954,768	FMAC, maturity from May 25-Dec 52, yielding from 2.50%-5.50%	$4,347
44,801,575	FNMA, maturity from May 24-Jun 52, yielding from 2.00%-7.00%	12,760
120,427,728	GNMA, maturity from Jan 27-Mar 52, yielding from 3.00%-6.00%	13,493

		30,600

8   Payden Mutual Funds

(h) The repurchase agreement dated 4/27/2023 is collateralized by the following securities:
Mitsubishi UFJ Financial Group
55,388,900	U.S. Treasury Securities, maturity from Sep 25-Nov 32, yielding from 0.25%-6.13%	$51,000

		51,000

(i) The repurchase agreement dated 4/24/2023 is collateralized by the following securities:
RBC Capital Markets Tri Party
70,121,422	FMAC, maturity from Sep 42-Sep 52, yielding from 2.50%-5.00%	$21,294
9,381,700	U.S. Treasury Securities, maturity from Dec 25-Nov 28, yielding from 0.38%-3.13%	9,306

		30,600

See notes to financial statements.

Semi-Annual Report    9

                Payden Limited Maturity Fund

The Fund seeks a total return that, over time, is greater than returns of money market funds and is consistent with preservation of capital.	Portfolio Composition - percent of investments

	Corporate Bond	33%
	Asset Backed	28%
	Commercial Paper	14%
	U.S. Treasury	13%
	Mortgage Backed	5%
	Other	7%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (29%)
9,000,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.200%), 6.15%, 6/15/36 (a)(b)	$8,767
1,691,603	AEP Texas Restoration Funding LLC 2019-1, 2.06%, 2/01/27	1,643
6,400,000	Ally Auto Receivables Trust 2022-3, 5.29%, 6/16/25	6,391
62,734	American Credit Acceptance Receivables Trust 2022-1 144A, 0.99%, 12/15/25 (a)	63
3,575,149	American Credit Acceptance Receivables Trust 2022-4 144A, 6.20%, 5/13/26 (a)	3,579
8,700,000	American Credit Acceptance Receivables Trust 2022-1 144A, 1.68%, 9/14/26 (a)	8,600
2,631,356	American Credit Acceptance Receivables Trust 2023-1 144A, 5.45%, 9/14/26 (a)	2,626
6,000,000	American Credit Acceptance Receivables Trust 2023-2 144A, 5.89%, 10/13/26 (a)	6,002
10,961,805	Americredit Automobile Receivables Trust 2023- 1, 5.15%, 3/18/24	10,961
10,700,000	ARI Fleet Lease Trust 2023-A 144A, 5.43%, 4/15/24 (a)	10,699
1,921,089	ARI Fleet Lease Trust 2021-A 144A, 0.37%, 3/15/30 (a)	1,902
3,324,230	Atlas Senior Loan Fund III Ltd. 2013-1A 144A, (3 mo. LIBOR USD + 0.830%), 5.71%, 11/17/27 (a)(b)	3,311
6,689,938	Bain Capital Credit CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.970%), 6.22%, 7/20/30 (a) (b)	6,634
444,523	Bank of The West Auto Trust 2019-1 144A, 2.51%, 10/15/24 (a)	443
533,104	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.16%, 2/16/37 (a)(b)	526
2,374,984	Benefit Street Partners CLO II Ltd. 2013-IIA 144A, (3 mo. LIBOR USD + 0.870%), 6.13%, 7/15/29 (a)(b)	2,358
1,487,058	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	1,089
8,200,000	BMW Vehicle Lease Trust 2023-1, 5.27%, 2/25/25	8,187
4,843,742	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 6.25%, 4/15/29 (a)(b)	4,808
9,748,984	Capital One Prime Auto Receivables Trust 2022- 2, 3.74%, 9/15/25	9,646
5,400,000	CarMax Auto Owner Trust 2023-2, 5.51%, 5/15/24	5,403

Principal or Shares	Security Description	Value (000)

7,700,000	CarMax Auto Owner Trust 2023-1, 5.23%, 1/15/26	$7,686
595,758	Carvana Auto Receivables Trust 2021-P3, 0.38%, 1/10/25	594
1,026,772	Carvana Auto Receivables Trust 2021-P4, 0.82%, 4/10/25	1,022
4,922,193	Carvana Auto Receivables Trust 2022-P3, 4.42%, 12/10/25	4,895
8,761,000	Carvana Auto Receivables Trust 2023-P1 144A, 6.02%, 4/10/26 (a)	8,745
1,744,689	CCG Receivables Trust 2021-1 144A, 0.30%, 6/14/27 (a)	1,697
829,488	CCG Receivables Trust 2020-1 144A, 0.54%, 12/14/27 (a)	817
5,905,562	CHCP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.164%), 6.05%, 2/15/38 (a)(b)	5,757
714,964	Chesapeake Funding II LLC 2020-1A 144A, 0.87%, 8/15/32 (a)	710
4,577,291	Chesapeake Funding II LLC 2021-1A 144A, (1 mo. LIBOR USD + 0.230%), 5.18%, 4/15/33 (a) (b)	4,563
2,400,000	Cifc Funding Ltd. 2014-4RA 144A, (3 mo. Term Secured Overnight Financing Rate + 1.212%), 6.20%, 1/17/35 (a)(b)	2,401
7,473,249	CIFC Funding Ltd. 2017-4A 144A, (3 mo. LIBOR USD + 0.950%), 6.22%, 10/24/30 (a)(b)	7,406
877,043	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 6.28%, 8/20/35 (a)(b)	867
151,424	CNH Capital Canada Receivables Trust 2021-2A 144A, 0.87%, 12/16/24 CAD (a)(c)	112
383,245	Commonbond Student Loan Trust 2017-AGS 144A, (1 mo. LIBOR USD + 0.850%), 5.87%, 5/25/41 (a)(b)	376
1,014,687	Dell Equipment Finance Trust 2021-2 144A, 0.33%, 12/22/26 (a)	1,010
12,689,661	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.920%), 6.18%, 10/15/30 (a)(b)	12,560
2,785,726	DLLAD LLC 2023-1A 144A, 5.01%, 2/20/24 (a)	2,781
1,350,983	DLLAD LLC 2021-1A 144A, 0.35%, 9/20/24 (a)	1,342
10,481,640	Dryden 36 Senior Loan Fund 2014-36A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.282%), 6.27%, 4/15/29 (a)(b)	10,428
2,371,988	Enterprise Fleet Financing LLC 2022-3 144A, 3.61%, 8/20/23 (a)	2,364
6,445,075	Enterprise Fleet Financing LLC 2022-4 144A, 5.15%, 11/20/23 (a)	6,437

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
57,556	Enterprise Fleet Financing LLC 2020-1 144A, 1.78%, 12/22/25 (a)	$57
2,676,564	Enterprise Fleet Financing LLC 2020-2 144A, 0.61%, 7/20/26 (a)	2,628
1,922,459	Enterprise Fleet Funding LLC 2021-1 144A, 0.44%, 12/21/26 (a)	1,875
828,907	Exeter Automobile Receivables Trust 2022-4A, 3.99%, 8/15/24	828
4,964,548	Exeter Automobile Receivables Trust 2022-6A, 5.73%, 11/17/25	4,961
7,558,019	Flagship Credit Auto Trust 2022-3 144A, 4.06%, 10/15/25 (a)	7,501
5,886,679	Flagship Credit Auto Trust 2021-4 144A, 0.81%, 7/17/26 (a)	5,722
4,000,000	Flagship Credit Auto Trust 2023-1 144A, 5.38%, 12/15/26 (a)	3,985
12,900,000	Flagship Credit Auto Trust 2023-2 144A, 5.76%, 4/15/27 (a)	12,888
3,003,366	Flatiron CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.980%), 5.84%, 5/15/30 (a)(b)	2,983
248,631	Ford Auto Securitization Trust 2020-AA 144A, 0.89%, 8/15/24 CAD (a)(c)	183
9,300,000	Ford Auto Securitization Trust 2023-AA 144A, 5.21%, 6/15/25 CAD (a)(c)	6,869
8,700,000	Ford Credit Auto Lease Trust 2023-A, 5.19%, 6/15/25	8,686
6,308,550	Ford Credit Auto Owner Trust 2023-A, 5.03%, 4/15/24	6,310
6,927,031	Ford Credit Auto Owner Trust 2022-C, 4.52%, 4/15/25	6,901
7,300,000	FS RIALTO 2021-FL2 144A, (1 mo. LIBOR USD + 1.220%), 6.17%, 5/16/38 (a)(b)	7,103
6,115,910	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 0.870%), 6.14%, 4/24/29 (a)(b)	6,068
6,450,000	GM Financial Automobile Leasing Trust 2023-1, 5.27%, 6/20/25	6,445
11,550,000	GM Financial Consumer Automobile Receivables Trust 2023-2, 5.19%, 4/16/24	11,553
8,750,000	GM Financial Consumer Automobile Receivables Trust 2023-1, 5.19%, 3/16/26	8,742
3,292,578	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.180%), 6.13%, 9/15/37 (a) (b)	3,237
8,200,000	Hayfin U.S. XII Ltd. 2018-9A 144A, (3 mo. LIBOR USD + 1.150%), 6.42%, 4/28/31 (a)(b)	8,126
2,880,177	Hyundai Auto Lease Securitization Trust 2022-A 144A, 0.81%, 4/15/24 (a)	2,865
9,500,000	Hyundai Auto Lease Securitization Trust 2023-A 144A, 5.20%, 4/15/25 (a)	9,486
7,300,000	Hyundai Auto Receivables Trust 2023-A, 5.17%, 4/15/24	7,303
9,000,000	KREF Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 1.070%), 6.02%, 2/15/39 (a)(b)	8,724
6,404,467	Kubota Credit Owner Trust 2023-1A 144A, 5.29%, 3/15/24 (a)	6,400
1,802,175	Kubota Credit Owner Trust 2021-2A 144A, 0.26%, 6/17/24 (a)	1,796
699,916	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 6.29%, 10/20/27 (a)(b)	700
7,377,127	LCM XXIV Ltd. 24A 144A, (3 mo. LIBOR USD + 0.980%), 6.23%, 3/20/30 (a)(b)	7,308
1,786,202	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 0.950%), 6.22%, 4/19/30 (a)(b)	1,775

Principal or Shares	Security Description	Value (000)
1,091,158	Madison Park Funding XLI Ltd. 12A 144A, (3 mo. LIBOR USD + 0.830%), 6.10%, 4/22/27 (a) (b)	$1,082
14,582,202	Madison Park Funding XVII Ltd. 2015-17A 144A, (3 mo. LIBOR USD + 1.000%), 6.26%, 7/21/30 (a)(b)	14,471
4,789,243	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 6.06%, 1/15/28 (a)(b)	4,757
1,599,734	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	1,176
5,300,000	Mercedes-Benz Auto Receivables Trust 2023-1, 5.09%, 1/15/26	5,289
4,277,708	MMAF Equipment Finance LLC 2022-B 144A, 4.92%, 12/01/23 (a)	4,274
163,948	MMAF Equipment Finance LLC 2020-A 144A, 0.74%, 4/09/24 (a)	163
2,861,555	Navient Private Education Refi Loan Trust 2020- HA 144A, 1.31%, 1/15/69 (a)	2,622
1,162,274	Navient Private Education Refi Loan Trust 2021- A 144A, 0.84%, 5/15/69 (a)	1,021
428,287	Navient Private Education Refi Loan Trust 2020- GA 144A, 1.17%, 9/16/69 (a)	384
5,484,045	Navient Private Education Refi Loan Trust 2021- CA 144A, 1.06%, 10/15/69 (a)	4,800
116,456	Navient Student Loan Trust 2019-7A 144A, (1 mo. LIBOR USD + 0.500%), 5.52%, 1/25/68 (a) (b)	116
15,077,790	Neuberger Berman Loan Advisers CLO Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 0.930%), 6.19%, 10/18/29 (a)(b)	14,898
7,500,000	Nissan Auto Lease Trust 2023-A, 5.10%, 3/17/25	7,485
831,837	Nissan Auto Receivables Owner Trust 2022-B, 3.69%, 10/16/23	832
4,400,000	Nissan Auto Receivables Owner Trust 2022-B, 4.50%, 8/15/25	4,374
991,417	Palmer Square Loan Funding Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 0.800%), 5.72%, 2/20/28 (a)(b)	989
4,937,856	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 0.850%), 6.11%, 1/15/29 (a)(b)	4,900
4,764,831	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 5.72%, 8/16/32 (a)	4,740
4,775,713	Santander Bank Auto Credit-Linked Notes Series 2022-C 144A, 6.45%, 12/15/32 (a)	4,779
1,197,297	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	1,149
1,351,737	Santander Consumer Auto Receivables Trust 2021-BA 144A, 1.45%, 10/16/28 (a)	1,329
5,023,889	Santander Drive Auto Receivables Trust 2022-5, 3.98%, 1/15/25	5,011
5,561,374	Santander Drive Auto Receivables Trust 2022-6, 4.37%, 5/15/25	5,547
3,742,983	Santander Drive Auto Receivables Trust 2022-4, 4.05%, 7/15/25	3,734
638,108	SoFi Consumer Loan Program Trust 2021-1 144A, 0.49%, 9/25/30 (a)	626
3,621,546	SoFi Consumer Loan Program Trust 2023-1S 144A, 5.81%, 5/15/31 (a)	3,622
4,200,000	STWD Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 1.200%), 6.16%, 4/18/38 (a)(b)	4,137

Semi-Annual Report    11

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
2,190,183	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.09%, 7/15/38 (a)(b)	$2,169
2,796,796	Tesla Auto Lease Trust 2021-B 144A, 0.36%, 9/22/25 (a)	2,763
281,416	Towd Point Mortgage Trust 2017-5 144A, (1 mo. LIBOR USD + 0.600%), 4.33%, 2/25/57 (a) (b)	281
10,700,000	Toyota Auto Receivables Owner Trust 2023-A, 5.05%, 1/15/26	10,669
1,332,395	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.564%), 6.45%, 10/15/34 (a)(b)	1,327
3,159,877	Westlake Automobile Receivables Trust 2022- 3A 144A, 4.01%, 10/16/23 (a)	3,157
12,850,609	Westlake Automobile Receivables Trust 2023- 2A 144A, 5.27%, 3/15/24 (a)	12,849
569,317	Westlake Automobile Receivables Trust 2021- 2A 144A, 0.32%, 4/15/25 (a)	567
10,400,000	Westlake Automobile Receivables Trust 2023- 1A 144A, 5.51%, 6/15/26 (a)	10,392
161,180	Wheels SPV 2 LLC 2020-1A 144A, 0.51%, 8/20/29 (a)	160
3,390,960	Wheels SPV 2 LLC 2021-1A 144A, (1 mo. LIBOR USD + 0.280%), 5.23%, 8/20/29 (a)(b)	3,362
8,800,000	World Omni Auto Receivables Trust 2023-B, 5.32%, 4/15/24	8,801
12,700,000	World Omni Auto Receivables Trust 2023-A, 5.18%, 7/15/26	12,692
11,918,209	World Omni Select Auto Trust 2023-A, 5.14%, 3/15/24	11,917
Total Asset Backed (Cost - $551,885)		547,629

Certificates of Deposit (0%)
1,700,000	Credit Agricole Corporate & Investment Bank SA, 5.36%, 11/21/23 (d) (Cost - $1,700)	1,699

Commercial Paper(d) (14%)
15,000,000	Amphenol Corp., 4.89%, 5/01/23	14,994
9,000,000	AT&T Inc., 5.71%, 12/19/23	8,671
6,650,000	Barclays Bank PLC, 3.10%, 6/09/23	6,633
13,100,000	Bayerische Landesbk Giro., 5.15%, 10/16/23	12,773
15,000,000	Bell Canada US, 5.27%, 5/02/23	14,992
17,000,000	BNP Paribas New York Branch, 5.14%, 10/26/23	16,548
10,000,000	BPCE SA, 5.19%, 10/06/23	9,766
10,000,000	Brookfield Corp. Treasury Ltd., 5.45%, 5/01/23	9,996
15,000,000	Brookfield Corp. Treasury Ltd., 5.46%, 5/08/23	14,977
10,000,000	DNB Bank Asa, 5.13%, 10/10/23	9,765
18,000,000	ING (U.S.) Funding LLC, 5.19%, 11/03/23	17,509
15,000,000	Lloyds Bank Corporate Markets Plc., 5.19%, 10/06/23	14,644
13,000,000	Macquarie Group Ltd., 5.16%, 11/02/23	12,642
15,000,000	Marriott International, Inc., 5.13%, 5/04/23	14,987
20,000,000	Ontario Teachers Finance Trust, 5.19%, 10/03/23	19,553
12,000,000	Skandinaviska Enskilda Banken AB, 5.52%, 3/08/24	11,973
15,000,000	Svenska Handelsbanken Inc., 5.04%, 7/13/23	14,844
17,000,000	Toronto-Dominion Bank, 5.16%, 10/23/23	16,560
5,000,000	Virginia Electric and Power Company, 5.16%, 5/23/23	4,982
10,000,000	Westpac Banking Corporation., 5.23%, 1/04/24	9,638
7,000,000	Westpac Banking Corporation., 5.25%, 11/09/23	6,804
Total Commercial Paper (Cost - $263,536)		263,251

Principal or Shares	Security Description	Value (000)
Corporate Bond (33%)

Financial (16%)
2,950,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, (U.S. Secured Overnight Financing Rate + 0.680%), 5.52%, 9/29/23 (b)	$2,939
4,950,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3NC1, 1.75%, 10/29/24	4,641
2,400,000	Ally Financial Inc., 1.45%, 10/02/23	2,347
900,000	Ally Financial Inc., 5.75%, 11/20/25 (e)	875
4,200,000	American Express Co., (Secured Overnight Financing Rate + 0.720%), 5.41%, 5/03/24 (b)	4,202
7,055,000	American Express Co., (U.S. Secured Overnight Financing Rate + 0.760%), 5.49%, 2/13/26 (b)	7,021
4,680,000	American Express Co., (U.S. Secured Overnight Financing Rate + 0.999%), 4.99%, 5/01/26 (b)	4,681
8,780,000	Australia & New Zealand Banking Group Ltd. 144A, 4.83%, 2/03/25 (a)	8,786
3,400,000	Banco Bilbao Vizcaya Argentaria SA, 0.88%, 9/18/23	3,336
9,000,000	Bank of America Corp., (3 mo. Bloomberg Short- Term Bank Yield Index + 0.430%), 5.27%, 5/28/24 (b)	8,982
6,265,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.730%), 0.81%, 10/24/24 (b)	6,120
8,950,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 5.53%, 4/22/25 (b)	8,883
6,425,000	Bank of Montreal, 5.20%, 12/12/24	6,427
5,340,000	Bank of Nova Scotia, (Secured Overnight Financing Rate + 0.550%), 5.36%, 9/15/23 (b)	5,340
2,895,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	2,795
1,905,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,778
2,950,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	2,928
150,000	BPCE SA 144A, 4.00%, 9/12/23 (a)	149
3,250,000	BPCE SA 144A, (U.S. Secured Overnight Financing Rate + 0.570%), 5.41%, 1/14/25 (a) (b)	3,217
2,555,000	Brighthouse Financial Global Funding 144A, 0.60%, 6/28/23 (a)	2,534
6,435,000	Canadian Imperial Bank of Commerce, 0.45%, 6/22/23	6,390
4,470,000	Canadian Imperial Bank of Commerce, (Secured Overnight Financing Rate + 0.400%), 5.20%, 12/14/23 (b)(e)	4,457
8,940,000	Canadian Imperial Bank of Commerce, (Secured Overnight Financing Rate + 0.420%), 5.26%, 10/18/24 (b)	8,885
5,285,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 5.48%, 12/06/24 (b)	5,175
900,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.13%, 5/01/27 (a)	851
2,070,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.686%), 0.78%, 10/30/24 (b)	2,019
7,610,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.669%), 5.51%, 5/01/25 (b)	7,550
7,500,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.372%), 4.14%, 5/24/25 (b)	7,411
7,265,000	Commonwealth Bank of Australia, 5.08%, 1/10/25	7,318

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
4,395,000	Commonwealth Bank of Australia 144A, (U.S. Secured Overnight Financing Rate + 0.750%), 5.55%, 3/13/26 (a)(b)	$4,382
900,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (a)	892
6,640,000	GA Global Funding Trust 144A, (U.S. Secured Overnight Financing Rate + 0.500%), 5.30%, 9/13/24 (a)(b)	6,446
1,550,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,474
3,900,000	Goldman Sachs Group Inc., 1.22%, 12/06/23	3,809
1,655,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,601
2,550,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	2,407
2,895,000	Jackson Financial Inc., 1.13%, 11/22/23	2,826
7,135,000	Jackson National Life Global Funding 144A, (U.S. Secured Overnight Financing Rate + 1.150%), 5.99%, 6/28/24 (a)(b)	7,111
900,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.25%, 2/01/27 (a)	769
3,890,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.710%), 5.55%, 10/14/25 (a)(b)	3,828
5,500,000	Mitsubishi UFJ Financial Group Inc., 3.76%, 7/26/23	5,476
9,500,000	Mitsubishi UFJ Financial Group Inc., 2.80%, 7/18/24	9,201
6,430,000	Mitsubishi UFJ Financial Group Inc., (U.S. Secured Overnight Financing Rate + 0.940%), 5.67%, 2/20/26 (b)	6,360
3,960,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.610%), 5.62%, 9/08/24 (b)	3,947
3,395,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.466%), 5.18%, 11/10/23 (b)	3,391
5,745,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.455%), 5.29%, 1/25/24 (b)	5,741
9,055,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.509%), 0.79%, 1/22/25 (b)	8,735
1,785,000	Morgan Stanley I, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	1,661
3,930,000	NatWest Markets PLC 144A, (U.S. Secured Overnight Financing Rate + 0.530%), 5.25%, 8/12/24 (a)(b)	3,897
900,000	Navient Corp., 5.00%, 3/15/27	812
7,945,000	Omega Healthcare Investors Inc., 4.38%, 8/01/23	7,911
6,300,000	OneMain Finance Corp., 6.13%, 3/15/24	6,207
900,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	898
1,550,000	Radian Group Inc., 6.63%, 3/15/25	1,545
3,765,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	3,357
5,970,000	Royal Bank of Canada GMTn, 4.95%, 4/25/25	5,976
2,350,000	Simon Property Group LP, 2.75%, 6/01/23	2,345
4,240,000	Skandinaviska Enskilda Banken AB 144A, 0.55%, 9/01/23 (a)	4,169
900,000	Starwood Property Trust Inc., 4.75%, 3/15/25	852
7,595,000	Sumitomo Mitsui Financial Group Inc., (U.S. Secured Overnight Financing Rate + 1.430%), 6.27%, 1/13/26 (b)	7,641
2,330,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.80%, 9/12/23 (a)	2,292
4,625,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.440%), 5.24%, 9/16/24 (a)(b)	4,597

Principal or Shares	Security Description	Value (000)
4,920,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (U.S. Secured Overnight Financing Rate + 1.120%), 5.90%, 3/09/26 (a)(b)	$4,922
8,500,000	Toronto-Dominion Bank, 3.01%, 5/30/23 CAD (c)	6,265
2,270,000	Volkswagen Group of America Finance LLC 144A, 0.88%, 11/22/23 (a)	2,216
7,275,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 6.16%, 4/25/26 (b)	7,302
900,000	XHR LP 144A, 6.38%, 8/15/25 (a)	888
		292,186

Industrial (12%)
4,205,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	4,055
9,223,000	AbbVie Inc., 2.85%, 5/14/23	9,214
4,423,000	Aetna Inc., 2.80%, 6/15/23	4,409
900,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	847
900,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	991
6,380,000	American Honda Finance Corp., (3 mo. LIBOR USD + 0.280%), 5.48%, 1/12/24 (b)	6,371
4,580,000	American Honda Finance Corp., (U.S. Secured Overnight Financing Rate + 0.920%), 5.76%, 1/12/26 (b)(e)	4,561
607,000	Avery Dennison Corp., 0.85%, 8/15/24	575
1,510,000	Ball Corp., 5.25%, 7/01/25	1,511
1,735,000	Baxter International Inc., 0.87%, 12/01/23	1,687
2,590,000	Baxter International Inc., (Secured Overnight Financing Rate + 0.440%), 5.20%, 11/29/24 (b)	2,541
3,385,000	BMW U.S. Capital LLC 144A, (Secured Overnight Financing Rate + 0.530%), 5.37%, 4/01/24 (a)(b)	3,376
6,540,000	Boeing Co., 4.51%, 5/01/23	6,540
5,800,000	Boeing Co., 1.43%, 2/04/24	5,633
3,375,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24	3,334
4,600,000	Canadian Tire Corp. Ltd., 3.17%, 7/06/23 CAD (c)	3,383
1,550,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,549
1,255,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	1,248
2,135,000	Conagra Brands Inc., 0.50%, 8/11/23	2,106
900,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	880
3,000,000	Daimler Truck Finance Canada Inc., 1.85%, 12/15/23 CAD (c)	2,170
3,115,000	Daimler Truck Finance North America LLC 144A, 1.13%, 12/14/23 (a)	3,029
4,610,000	Daimler Truck Finance North America LLC 144A, (U.S. Secured Overnight Financing Rate + 0.750%), 5.56%, 12/13/24 (a)(b)	4,569
3,580,000	Daimler Truck Finance North America LLC 144A, 5.20%, 1/17/25 (a)	3,593
1,740,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	1,670
2,095,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24	2,085
1,300,000	Ford Motor Credit Co. LLC, 3.66%, 9/08/24	1,257
1,340,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	1,306
3,600,000	Ford Motor Credit Co. LLC, (U.S. Secured Overnight Financing Rate + 2.950%), 7.73%, 3/06/26 (b)	3,635
1,550,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,532

Semi-Annual Report    13

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
3,745,000	General Motors Financial Co. Inc., 1.05%, 3/08/24	$3,603
4,765,000	General Motors Financial Co. Inc., (U.S. Secured Overnight Financing Rate + 0.620%), 5.46%, 10/15/24 (b)	4,710
5,640,000	General Motors Financial Co. Inc., (Secured Overnight Financing Rate + 1.300%), 6.14%, 4/07/25 (b)	5,620
1,365,000	Genuine Parts Co., 1.75%, 2/01/25	1,291
2,264,000	Gilead Sciences Inc., 0.75%, 9/29/23	2,224
3,180,000	GlaxoSmithKline Capital PLC, 0.53%, 10/01/23	3,119
645,000	Graphic Packaging International LLC, 4.13%, 8/15/24	637
1,550,000	HCA Inc., 5.38%, 2/01/25	1,551
6,845,000	Hewlett Packard Enterprise Co., 5.90%, 10/01/24	6,920
3,215,000	Humana Inc., 0.65%, 8/03/23	3,177
2,500,000	Huntington Ingalls Industries Inc., 0.67%, 8/16/23	2,464
2,805,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (a)	2,757
8,340,000	Hyundai Capital America 144A, 0.80%, 1/08/24 (a)	8,085
1,020,000	Infor Inc. 144A, 1.45%, 7/15/23 (a)	1,011
2,075,000	JDE Peet’s NV 144A, 0.80%, 9/24/24 (a)	1,937
3,775,000	Martin Marietta Materials Inc., 0.65%, 7/15/23	3,736
900,000	Match Group Holdings II LLC 144A, 5.00%, 12/15/27 (a)	849
3,520,000	Mercedes-Benz Finance North America LLC 144A, (U.S. Secured Overnight Financing Rate + 0.930%), 5.77%, 3/30/25 (a)(b)	3,530
1,550,000	Meritage Homes Corp., 6.00%, 6/01/25	1,560
7,425,000	Microchip Technology Inc., 0.97%, 2/15/24	7,173
3,620,000	Microchip Technology Inc., 0.98%, 9/01/24	3,408
6,880,000	Nissan Motor Acceptance Co. LLC 144A, (3 mo. LIBOR USD + 0.640%), 5.65%, 3/08/24 (a)(b)	6,803
1,550,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,483
1,875,000	PerkinElmer Inc., 0.55%, 9/15/23	1,843
3,345,000	PerkinElmer Inc., 0.85%, 9/15/24	3,149
4,910,000	PTC Inc. 144A, 3.63%, 2/15/25 (a)	4,742
1,865,000	Quanta Services Inc., 0.95%, 10/01/24	1,756
3,640,000	Regal Rexnord Corp. 144A, 6.05%, 2/15/26 (a)	3,694
2,910,000	Royalty Pharma PLC, 0.75%, 9/02/23	2,860
900,000	Sirius XM Radio Inc. 144A, 3.13%, 9/01/26 (a)	806
1,470,000	Skyworks Solutions Inc., 0.90%, 6/01/23	1,464
900,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	862
1,845,000	Stryker Corp., 0.60%, 12/01/23	1,796
3,680,000	Take-Two Interactive Software Inc., 3.30%, 3/28/24	3,611
1,815,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	1,809
4,515,000	Thermo Fisher Scientific Inc., (Secured Overnight Financing Rate + 0.530%), 5.37%, 10/18/24 (b)(e)	4,515
1,550,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,521
3,500,000	Toyota Credit Canada Inc., 2.64%, 3/27/24 CAD (c)	2,531
3,035,000	Toyota Motor Credit Corp., (U.S. Secured Overnight Financing Rate + 0.750%), 5.56%, 12/11/23 (b)	3,039
900,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	899

Principal or Shares	Security Description	Value (000)
1,550,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	$1,549
3,085,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	3,040
2,465,000	VMware Inc., 0.60%, 8/15/23	2,431
3,775,000	VMware Inc., 1.00%, 8/15/24	3,575
5,500,000	Volkswagen Group of America Finance LLC 144A, 3.13%, 5/12/23 (a)	5,496
2,000,000	VW Credit Canada Inc., 1.20%, 9/25/23 CAD (c)	1,453
4,850,000	Warnermedia Holdings Inc. 144A, 3.43%, 3/15/24 (a)	4,745
2,650,000	Warnermedia Holdings Inc. 144A, (Secured Overnight Financing Rate + 1.780%), 6.59%, 3/15/24 (a)(b)	2,665
1,610,000	Westlake Corp., 0.88%, 8/15/24	1,526
		234,682

Utility (5%)
4,705,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (a)	4,574
18,600,000	AltaGas Ltd., 3.57%, 6/12/23 CAD (c)	13,703
1,160,000	American Electric Power Co. Inc. M, 0.75%, 11/01/23	1,133
1,720,000	American Electric Power Co. Inc., 2.03%, 3/15/24	1,666
2,020,000	Baker Hughes Holdings LLC/Baker Hughes Co.- Obligor Inc., 1.23%, 12/15/23	1,971
3,160,000	CenterPoint Energy Inc., (Secured Overnight Financing Rate + 0.650%), 5.37%, 5/13/24 (b)	3,146
4,115,000	Chevron USA Inc., (3 mo. LIBOR USD + 0.200%), 5.07%, 8/11/23 (b)	4,115
1,105,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	1,040
2,065,000	Dominion Energy Inc. D, (3 mo. LIBOR USD + 0.530%), 5.40%, 9/15/23 (b)	2,064
900,000	DPL Inc., 4.13%, 7/01/25	866
2,905,000	Enbridge Inc., 0.55%, 10/04/23	2,842
3,375,000	Enbridge Inc., (Secured Overnight Financing Rate + 0.630%), 5.36%, 2/16/24 (b)	3,366
1,379,000	Entergy Louisiana LLC, 0.62%, 11/17/23	1,344
1,550,000	EQT Corp., 6.13%, 2/01/25	1,557
1,970,000	EQT Corp., 5.68%, 10/01/25	1,967
1,390,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	1,370
900,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 6.38%, 4/15/27 (a)	888
1,550,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	1,529
1,855,000	OGE Energy Corp., 0.70%, 5/26/23	1,849
2,690,000	Oklahoma Gas and Electric Co., 0.55%, 5/26/23	2,682
4,350,000	Phillips 66, 0.90%, 2/15/24	4,206
3,610,000	Pioneer Natural Resources Co., 0.55%, 5/15/23	3,604
2,345,000	Public Service Enterprise Group Inc., 0.84%, 11/08/23	2,290
900,000	Range Resources Corp., 4.88%, 5/15/25	889
4,700,000	Southern Co. 2021, (Secured Overnight Financing Rate + 0.370%), 5.08%, 5/10/23 (b)	4,700
9,500,000	Southern Co. 21-A, 0.60%, 2/26/24	9,155
900,000	Southwestern Energy Co., 5.70%, 1/23/25	899
840,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (a)	805
7,500,000	TransCanada PipeLines Ltd., 3.69%, 7/19/23 CAD (c)	5,518

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
8,905,000	TransCanada PipeLines Ltd. FRN, (Secured Overnight Financing Rate + 1.520%), 6.31%, 3/09/26 (b)	$8,912
4,480,000	Vistra Operations Co. LLC 144A, 4.88%, 5/13/24 (a)	4,432
900,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	857
		99,939
Total Corporate Bond (Cost - $635,944)		626,807

Mortgage Backed (5%)
3,900,000	ACREC LLC 2023-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.230%), 7.15%, 2/19/38 (a)(b)	3,867
4,132,759	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 5.88%, 1/18/36 (a)(b)	3,983
3,265,789	Bellemeade RE Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 5.82%, 9/25/31 (a)(b)	3,242
2,206,952	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.034%), 5.92%, 10/15/36 (a)(b)	2,185
8,994,732	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.014%), 5.90%, 2/15/38 (a)(b)	8,533
2,500,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.15%, 2/15/38 (a)(b)	2,320
5,359,530	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 7.00%, 6/15/34 (a)(b)	5,018
1,672,868	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 7.17%, 11/25/39 (a)(b)	1,669
5,135,297	Connecticut Avenue Securities Trust 2021- R03 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 5.67%, 12/25/41 (a)(b)	5,074
5,906,424	Connecticut Avenue Securities Trust 2022- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.200%), 6.02%, 1/25/42 (a)(b)	5,863
3,259,795	Connecticut Avenue Securities Trust 2022- R06 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.750%), 7.57%, 5/25/42 (a)(b)	3,326
3,541,190	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.230%), 6.18%, 5/15/36 (a)(b)	3,501
2,102,646	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 6.37%, 4/25/34 (a)(b)	2,098
801,700	FHLMC Multifamily Structured Pass-Through Certificates KI06, (1 mo. LIBOR USD + 0.220%), 5.08%, 3/25/25 (b)	801
2,528,164	Freddie Mac STACR REMIC Trust 2021-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.750%), 5.57%, 10/25/33 (a)(b)	2,513
4,209,445	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 6.47%, 1/25/34 (a)(b)	4,178

Principal or Shares	Security Description	Value (000)
14,517,754	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 5.67%, 9/25/41 (a)(b)	$14,105
1,631,543	Freddie Mac STACR REMIC Trust 2022-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 5.82%, 1/25/42 (a)(b)	1,605
5,548,767	Freddie Mac STACR REMIC Trust 2022-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 6.12%, 2/25/42 (a)(b)	5,514
376,015	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 6.92%, 1/25/50 (a)(b)	376
332,493	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 6.87%, 2/25/50 (a)(b)	332
930,587	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 5.97%, 11/25/48 (a)(b)	923
89,927	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%), 6.97%, 10/25/49 (a)(b)	90
3,664	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.800%), 5.62%, 8/25/33 (a)(b)	4
2,950,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 6.11%, 7/15/36 (a)(b)	2,907
1,474,818	LoanCore Issuer Ltd. 2021-CRE4 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.914%), 5.66%, 7/15/35 (a)(b)	1,439
923,621	New Residential Mortgage Loan Trust 2017-5A 144A, (1 mo. LIBOR USD + 1.500%), 6.52%, 6/25/57 (a)(b)	906
3,350,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 6.42%, 4/25/34 (a)(b)	3,325
6,950,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 0.814%), 5.70%, 3/15/36 (a)(b)	6,533
1,302,030	Radnor RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 6.67%, 11/25/31 (a)(b)	1,298
8,642	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 6.67%, 4/25/43 (a)(b)	9
4,310,748	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 7.42%, 2/25/47 (a)(b)	4,308
Total Mortgage Backed (Cost - $104,296)		101,845

U.S. Government Agency (5%)
28,000,000	Federal Home Loan Bank Discount Notes, 4.75%, 5/24/23 (d)	27,919
65,000,000	Federal Home Loan Bank Discount Notes, 4.78%, 6/16/23 (d)	64,600
Total U.S. Government Agency (Cost - $92,521)		92,519

U.S. Treasury (13%)
60,000,000	U.S. Treasury Bill, 4.79%, 6/13/23 (d)	59,651
60,000,000	U.S. Treasury Bill, 4.80%, 8/03/23 (d)	59,211
60,000,000	U.S. Treasury Bill, 4.97%, 10/19/23 (d)	58,625
15,000,000	U.S. Treasury Bill, 4.95%, 10/26/23 (d)	14,641

Semi-Annual Report    15

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
50,000,000	U.S. Treasury Bill, 4.69%, 1/25/24 (d)	$48,339
2,000,000	U.S. Treasury Note, 0.13%, 12/15/23	1,942
Total U.S. Treasury (Cost - $242,512)		242,409

Investment Company (2%)
9,470,307	Payden Cash Reserves Money Market Fund*	9,470
2,726,002	Payden Floating Rate Fund, SI Class*	26,088
Total Investment Company (Cost - $36,470)		35,558
Total Investments (Cost - $1,928,864) (101%)		1,911,717
Liabilities in excess of Other Assets (-1%)		(23,030)

Net Assets (100%)		$1,888,687

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $4,675 and the total market value of the collateral held by the Fund is $4,783. Amounts in 000s.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 2,309	USD 1,693	HSBC Bank USA, N.A.	06/14/2023	$12
USD 6,652	CAD 8,628	Citibank, N.A.	05/30/2023	280
USD 14,065	CAD 18,932	HSBC Bank USA, N.A.	06/12/2023	79
USD 3,603	CAD 4,673	HSBC Bank USA, N.A.	07/06/2023	149
USD 5,702	CAD 7,638	HSBC Bank USA, N.A.	07/19/2023	54
USD 2,264	CAD 3,028	HSBC Bank USA, N.A.	12/15/2023	21

				595

Liabilities:
USD 14,589	CAD 19,837	HSBC Bank USA, N.A.	06/14/2023	(67)

Net Unrealized Appreciation (Depreciation)				$528

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$4,675
Non-cash Collateral[2]	(4,675)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

16   Payden Mutual Funds

              Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.	Portfolio Composition - percent of investments

	Corporate Bond	34%
	U.S. Treasury	27%
	Asset Backed	24%
	Mortgage Backed	11%
	Municipal	2%
	Other	2%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (24%)
1,066,207	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.16%, 2/16/37 (a)(b)	$1,052
3,452,875	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	2,529
10,001,174	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 6.25%, 4/15/29 (a)(b)	9,928
11,400,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.150%), 6.10%, 8/19/38 (a)(b)	10,996
1,346,260	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,278
8,642,060	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	7,596
1,745,316	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 6.28%, 8/20/35 (a)(b)	1,726
5,100,000	Dell Equipment Finance Trust 2023-1 144A, 5.65%, 9/22/28 (a)	5,175
15,887,056	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.920%), 6.18%, 10/15/30 (a)(b)	15,725
7,500,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (a)	6,499
7,650,000	Diamond Issuer 2021-1A 144A, 2.31%, 11/20/51 (a)	6,689
5,950,000	Drive Auto Receivables Trust 2021-3, 1.11%, 5/15/26	5,840
11,300,000	Enterprise Fleet Financing LLC 2023-1 144A, 5.51%, 1/22/29 (a)	11,349
2,000,000	Flagship Credit Auto Trust 2021-3 144A, 0.95%, 7/15/27 (a)	1,885
5,250,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	4,725
1,660,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	1,635
1,290,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	1,269
4,608,430	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.180%), 6.13%, 9/15/37 (a) (b)	4,530
3,750,000	Greystone CRE Notes Ltd. 2021-HC2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 6.80%, 12/15/39 (a)(b)	3,637
9,800,000	HPEFS Equipment Trust 2023-1A 144A, 5.41%, 2/22/28 (a)	9,840
197,850	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 0.97%, 12/26/28 (a)	191
7,250,000	LCCM Trust 2021-FL2 144A, (1 mo. LIBOR USD + 1.200%), 6.15%, 12/13/38 (a)(b)	6,971

Principal or Shares	Security Description	Value (000)
586,925	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 6.29%, 10/20/27 (a)(b)	$587
5,300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 1.300%), 6.25%, 7/15/36 (a)(b)	5,152
14,827,656	Madison Park Funding XXV Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 0.970%), 6.23%, 4/25/29 (a)(b)	14,689
1,676,830	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	1,232
1,794,822	Navient Private Education Refi Loan Trust 2020- HA 144A, 1.31%, 1/15/69 (a)	1,644
5,551,389	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (a)	4,789
5,858,844	Navient Private Education Refi Loan Trust 2022- A 144A, 2.23%, 7/15/70 (a)	5,234
8,381,237	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 1.85%, 11/20/50 (a)	7,516
14,738,108	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.950%), 6.21%, 7/15/29 (a)(b)	14,626
6,500,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	6,437
8,400,000	OneMain Financial Issuance Trust 2021-1A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.760%), 5.50%, 6/16/36 (a)(b)	8,130
2,111,976	Palmer Square Loan Funding Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 0.800%), 5.72%, 2/20/28 (a)(b)	2,106
4,146,840	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 0.850%), 6.11%, 1/15/29 (a)(b)	4,115
2,870,098	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	2,805
2,534,485	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 5.92%, 8/16/32 (a)	2,525
1,858,622	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (a)	1,842
1,032,153	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	991
5,150,000	Santander Drive Auto Receivables Trust 2022-3, 3.40%, 12/15/26	5,081
4,132,929	SoFi Professional Loan Program Trust 2021-A 144A, 1.03%, 8/17/43 (a)	3,507
6,654,494	SoFi Professional Loan Program Trust 2021-B 144A, 1.14%, 2/15/47 (a)	5,666
3,308,605	Stack Infrastructure Issuer LLC 2019-1A 144A, 4.54%, 2/25/44 (a)	3,251
4,410,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	4,026
2,400,000	Stack Infrastructure Issuer LLC 2021-1A 144A, 1.88%, 3/26/46 (a)	2,143

Semi-Annual Report    17

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
3,821,447	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.09%, 7/15/38 (a)(b)	$3,785
13,061,077	TCI-Symphony CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.930%), 6.19%, 7/15/30 (a)(b)	12,904
2,625,213	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.564%), 6.45%, 10/15/34 (a)(b)	2,614
2,360,167	Vantage Data Centers Issuer LLC 2019-1A 144A, 3.19%, 7/15/44 (a)	2,282
6,550,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	5,914
3,528,741	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (a)	3,490
2,000,000	Westlake Automobile Receivables Trust 2021- 3A 144A, 2.12%, 1/15/27 (a)	1,853
10,000,000	Westlake Automobile Receivables Trust 2023- 2A 144A, 5.80%, 2/16/27 (a)	10,059
4,443,750	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	3,941

Total Asset Backed (Cost - $287,980)		276,001

Corporate Bond (34%)
Financial (17%)
5,755,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	5,622
5,110,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	4,780
2,190,000	Air Lease Corp., 0.80%, 8/18/24	2,057
1,890,000	Ally Financial Inc., 3.88%, 5/21/24	1,841
3,420,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	3,420
1,980,000	Aviation Capital Group LLC 144A, 4.38%, 1/30/24 (a)	1,947
3,845,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.730%), 0.81%, 10/24/24 (b)	3,756
6,680,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 0.98%, 4/22/25 (b)	6,363
7,770,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.650%), 1.53%, 12/06/25 (b)	7,292
3,610,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	3,486
1,690,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,578
2,600,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	2,581
3,791,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	3,763
3,245,000	BPCE SA 144A, (U.S. Secured Overnight Financing Rate + 2.100%), 5.98%, 1/18/27 (a) (b)	3,273
1,430,000	Brighthouse Financial Global Funding 144A, 1.00%, 4/12/24 (a)	1,367
5,665,000	Brighthouse Financial Global Funding 144A, 1.75%, 1/13/25 (a)	5,311
4,645,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (b)	4,702
1,540,000	Citizens Bank N.A., (U.S. Secured Overnight Financing Rate + 1.450%), 6.06%, 10/24/25 (b)	1,491
2,565,000	Daimler Truck Finance North America LLC 144A, 5.20%, 1/17/25 (a)	2,574
615,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (a)	610
8,005,000	F&G Global Funding 144A, 0.90%, 9/20/24 (a)	7,472

Principal or Shares	Security Description	Value (000)
2,030,000	First-Citizens Bank & Trust Co., (3 mo. Term Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	$1,906
3,980,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	3,761
1,380,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,312
3,600,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.609%), 0.86%, 2/12/26 (b)	3,306
2,460,000	Golub Capital BDC Inc., 3.38%, 4/15/24	2,380
2,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,025
1,750,000	JPMorgan Chase & Co., (3 mo. Term Secured Overnight Financing Rate + 0.600%), 0.65%, 9/16/24 (b)	1,718
1,315,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.980%), 3.85%, 6/14/25 (b)	1,291
6,090,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.55%, 12/15/25 (b)	6,120
3,540,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	3,480
1,220,000	KeyBank N.A., 4.70%, 1/26/26	1,179
615,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.25%, 2/01/27 (a)	525
3,415,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	3,206
6,245,000	Manufacturers & Traders Trust Co., 4.65%, 1/27/26	6,053
12,090,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (b)	11,420
4,950,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.525%), 0.79%, 5/30/25 (b)	4,687
3,435,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	3,315
2,230,000	Morgan Stanley I, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	2,076
6,205,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.560%), 1.16%, 10/21/25 (b)	5,811
2,905,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.770%), 6.14%, 10/16/26 (b)	2,983
1,790,000	National Rural Utilities Cooperative Finance Corp., 4.45%, 3/13/26	1,798
1,440,000	NatWest Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.350%), 5.85%, 3/02/27 (b)	1,458
615,000	Navient Corp., 5.00%, 3/15/27	555
6,390,000	Omega Healthcare Investors Inc., 4.38%, 8/01/23	6,363
615,000	OneMain Finance Corp., 7.13%, 3/15/26	600
2,160,000	Owl Rock Capital Corp., 4.25%, 1/15/26	2,015
1,520,000	Owl Rock Technology Finance Corp. 144A, 3.75%, 6/17/26 (a)	1,349
3,410,000	PNC Financial Services Group Inc., (U.S. Secured Overnight Financing Rate + 1.085%), 4.76%, 1/26/27 (b)	3,374
615,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	614
1,380,000	Radian Group Inc., 6.63%, 3/15/25	1,375
4,400,000	Reliance Standard Life Global Funding II 144A, 3.85%, 9/19/23 (a)	4,367
3,350,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	2,987
2,850,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	2,589
3,800,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,345

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
615,000	Starwood Property Trust Inc., 4.75%, 3/15/25	$582
6,385,000	Sumitomo Mitsui Financial Group Inc., 5.46%, 1/13/26	6,455
1,700,000	VICI Properties LP/VICI Note Co. Inc. 144A, 3.50%, 2/15/25 (a)	1,635
5,365,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 3.91%, 4/25/26 (b)	5,234
3,525,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.560%), 4.54%, 8/15/26 (b)	3,474
615,000	XHR LP 144A, 6.38%, 8/15/25 (a)	607

		194,616

Industrial (13%)
615,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	579
615,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	677
3,435,000	Amgen Inc., 5.51%, 3/02/26	3,449
7,060,000	Boeing Co., 1.43%, 2/04/24	6,856
1,380,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,379
3,190,000	CommonSpirit Health, 6.07%, 11/01/27	3,323
5,325,000	CVS Health Corp., 5.00%, 2/20/26	5,389
3,345,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	3,210
5,450,000	Ford Motor Credit Co. LLC, 2.30%, 2/10/25	5,082
2,665,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	2,598
1,380,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,364
3,805,000	GE HealthCare Technologies Inc. 144A, 5.55%, 11/15/24 (a)	3,823
7,245,000	GE HealthCare Technologies Inc. 144A, 5.60%, 11/15/25 (a)	7,341
3,000,000	General Motors Financial Co. Inc., 1.05%, 3/08/24	2,886
3,860,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	3,631
2,065,000	General Motors Financial Co. Inc., 5.40%, 4/06/26	2,067
1,785,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	1,623
8,300,000	Glencore Funding LLC 144A, 4.63%, 4/29/24 (a)	8,222
580,000	Graphic Packaging International LLC, 4.13%, 8/15/24	573
1,380,000	HCA Inc., 5.38%, 2/01/25	1,381
6,330,000	Hewlett Packard Enterprise Co., 6.10%, 4/01/26	6,386
4,000,000	Hyundai Capital America 144A, 0.88%, 6/14/24 (a)	3,809
3,675,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	3,457
1,660,000	Infor Inc. 144A, 1.45%, 7/15/23 (a)	1,646
4,950,000	Mercedes-Benz Finance North America LLC 144A, 4.80%, 3/30/26 (a)	4,992
1,380,000	Meritage Homes Corp., 6.00%, 6/01/25	1,389
6,075,000	Microchip Technology Inc., 0.97%, 2/15/24	5,869
3,810,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	3,586
6,545,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)	6,237
1,000,000	Nordstrom Inc., 2.30%, 4/08/24	954
3,155,000	Pelabuhan Indonesia Persero PT 144A, 4.50%, 5/02/23 (a)	3,155
1,380,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,320
2,610,000	Qorvo Inc. 144A, 1.75%, 12/15/24 (a)	2,447
1,655,000	Quanta Services Inc., 0.95%, 10/01/24	1,558

Principal or Shares	Security Description	Value (000)
2,945,000	Regal Rexnord Corp. 144A, 6.05%, 2/15/26 (a)	$2,989
5,225,000	Renesas Electronics Corp. 144A, 1.54%, 11/26/24 (a)	4,881
8,000,000	SMBC Aviation Capital Finance DAC 144A, 4.13%, 7/15/23 (a)	7,967
8,400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	8,030
1,380,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	1,375
667,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	666
865,000	T-Mobile USA Inc., 2.25%, 2/15/26	806
1,380,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,354
615,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	614
1,380,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	1,379
2,805,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	2,764
1,605,000	Volkswagen Group of America Finance LLC 144A, 3.95%, 6/06/25 (a)	1,573
2,590,000	Warnermedia Holdings Inc. 144A, 3.43%, 3/15/24 (a)	2,534
1,340,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	1,278

		150,468

Utility (4%)
3,725,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	3,544
5,835,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (a)	5,672
3,000,000	Brazos Securitization LLC 144A, 5.01%, 9/01/31 (a)	3,009
980,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	922
1,380,000	EQT Corp., 6.13%, 2/01/25	1,386
1,595,000	EQT Corp., 5.68%, 10/01/25	1,593
3,619,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	3,566
615,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 6.38%, 4/15/27 (a)	607
2,645,000	NextEra Energy Capital Holdings Inc., 6.05%, 3/01/25	2,690
3,195,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	3,152
4,000,000	Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24	3,907
6,812,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	6,814
2,120,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	2,074
615,000	Southwestern Energy Co., 5.70%, 1/23/25	615
6,615,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	6,654
1,550,000	Var Energi ASA 144A, 7.50%, 1/15/28 (a)	1,638
1,415,000	Vistra Operations Co. LLC 144A, 4.88%, 5/13/24 (a)	1,400
3,800,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	3,685
1,080,000	Williams Cos. Inc., 5.40%, 3/02/26	1,102

		54,030

Total Corporate Bond (Cost - $411,737)		399,114

Mortgage Backed (11%)
6,861,939	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 5.88%, 1/18/36 (a)(b)	6,613

Semi-Annual Report    19

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
2,894,677	Bellemeade RE Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 5.82%, 9/25/31 (a)(b)	$2,873
121,218,173	Benchmark Mortgage Trust 2018-B6, 0.56%, 10/10/51 (d)	1,693
2,567,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.08%, 10/15/36 (a)(b)	2,532
4,536,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 1.244%), 6.13%, 10/15/37 (a)(b)	4,422
4,550,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 0.899%), 5.85%, 10/15/36 (a)(b)	4,399
7,050,000	BXMT Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.050%), 6.00%, 5/15/38 (a)(b)	6,759
22,231,576	Cantor Commercial Real Estate Lending 2019- CF1, 1.29%, 5/15/52 (d)	1,039
9,002,025	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 7.00%, 6/15/34 (a)(b)	8,428
44,082,742	Citigroup Commercial Mortgage Trust 2018-C6, 0.93%, 11/10/51 (d)	1,461
173,604	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 7.12%, 10/25/39 (a)(b)	174
3,243,524	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 7.17%, 11/25/39 (a)(b)	3,237
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 14.27%, 11/25/39 (a)(b)	4,195
376,215	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 7.07%, 1/25/40 (a)(b)	377
900,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 8.67%, 2/25/40 (a)(b)	914
2,671,172	Connecticut Avenue Securities Trust 2022- R08 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.550%), 7.37%, 7/25/42 (a)(b)	2,711
2,852,902	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.230%), 6.18%, 5/15/36 (a)(b)	2,820
1,886,074	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 6.37%, 4/25/34 (a)(b)	1,882
13,150,000	Fannie Mae Connecticut Avenue Securities 2021- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 6.82%, 11/25/41 (a)(b)	12,593
14,288,749	FHLMC Multifamily Structured Pass-Through Certificates K727, 2.95%, 7/25/24	13,946
8,320,042	Freddie Mac REMIC 5057, 1.00%, 4/15/54	7,518
1,908,048	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 5.67%, 9/25/41 (a)(b)	1,854
102,104	Freddie Mac STACR REMIC Trust 2019-HQA4 144A, (1 mo. LIBOR USD + 2.050%), 7.07%, 11/25/49 (a)(b)	102

Principal or Shares	Security Description	Value (000)
342,922	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 6.72%, 1/25/50 (a)(b)	$341
582,539	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 6.92%, 1/25/50 (a)(b)	582
403,741	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 6.87%, 2/25/50 (a)(b)	403
457,539	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 8.12%, 3/25/50 (a)(b)	468
177,449	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%), 6.97%, 10/25/49 (a)(b)	178
1,109,444	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 16.27%, 10/25/29 (b)	1,211
1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 9.62%, 12/25/42 (b)	1,479
5,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 6.11%, 7/15/36 (a)(b)	4,927
2,571,918	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (a)(d)	2,460
1,893,901	New Residential Mortgage Loan Trust 2017-3A 144A, 4.00%, 4/25/57 (a)(d)	1,832
1,645,932	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(d)	1,545
3,000,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 6.42%, 4/25/34 (a)(b)	2,978
8,450,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 0.814%), 5.70%, 3/15/36 (a)(b)	7,944
4,252,378	Provident Funding Mortgage Trust 2020-F1 144A, 2.00%, 1/25/36 (a)(d)	3,711
1,130,711	Radnor RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 6.67%, 11/25/31 (a)(b)	1,127
16,745	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 6.67%, 4/25/43 (a)(b)	17
650,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 15.52%, 2/25/47 (a)(b)	718

Total Mortgage Backed (Cost - $131,042)		124,463

Municipal (2%)
10,600,000	California Earthquake Authority A, 5.39%, 7/01/23	10,592
3,000,000	California Earthquake Authority A, 5.60%, 7/01/27	3,059
10,570,000	Texas Natural Gas Securitization Finance Corp., 5.10%, 4/01/35	11,108

Total Municipal (Cost - $24,170)		24,759

U.S. Government Agency (1%)
11,730,000	FHLB, 5.00%, 2/28/25 (Cost - $11,715)	11,882

U.S. Treasury (27%)
19,731,000	U.S. Treasury Note, 2.75%, 5/31/23 (e)	19,702
34,815,000	U.S. Treasury Note, 2.63%, 4/15/25	33,864
19,885,000	U.S. Treasury Note, 2.75%, 5/15/25	19,385
75,590,000	U.S. Treasury Note, 3.00%, 7/15/25	74,040

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,075,000	U.S. Treasury Note, 3.13%, 8/15/25	$3,021
60,243,000	U.S. Treasury Note, 4.50%, 11/15/25	61,164
44,072,000	U.S. Treasury Note, 4.00%, 2/15/26	44,328
51,731,000	U.S. Treasury Note, 3.50%, 4/15/26	51,751

Total U.S. Treasury (Cost - $308,662)		307,255

Investment Company (1%)
8,184,110	Payden Cash Reserves Money Market Fund * (Cost - $8,184)	8,184

Total Investments (Cost - $1,183,490) (100%)		1,151,658
Other Assets, net of Liabilities (0%)		390

Net Assets (100%)		$1,152,048

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(c)	Principal in foreign currency.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 2,587	USD 1,896	HSBC Bank USA, N.A.	06/14/2023	$15

Liabilities:
USD 6,073	CAD 8,353	HSBC Bank USA, N.A.	06/14/2023	(98)

Net Unrealized Appreciation (Depreciation)				$(83)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day SOFR Future	664	Dec-23	$157,957	$(119)	$(119)
U.S. Treasury 2-Year Note Future	1,536	Jun-23	316,668	1,339	1,339

					1,220

Short Contracts:
U.S. Treasury 5-Year Note Future	696	Jun-23	(76,381)	(1,766)	(1,766)

Total Futures					$(546)

See notes to financial statements.

Semi-Annual Report    21

                Payden U.S.  Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
U.S. Treasury	52%
Mortgage Backed	45%
Investment Company	2%
U.S. Government Agency	1%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Mortgage Backed (48%)
590,522	FG C91912 20YR, 3.00%, 2/01/37	$555
22,791	FH 2B0709 ARM, (12 mo. LIBOR USD + 1.750%), 4.00%, 8/01/42 (a)	22
80,608	FH 2B0972 ARM, (12 mo. LIBOR USD + 1.770%), 4.02%, 11/01/42 (a)	82
207,483	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 3.87%, 10/01/45 (a)	210
59,524	FH 849486 ARM, (12 mo. LIBOR USD + 1.875%), 3.68%, 8/01/41 (a)	61
214,482	FH 849506 ARM, (12 mo. LIBOR USD + 1.609%), 3.79%, 11/01/44 (a)	217
828,163	FH 8C0092 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.130%), 1.54%, 8/01/51 (a)	743
906,680	FH 8C0312 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.130%), 4.43%, 7/01/52 (a)	892
1,085,583	FHLMC Multifamily Structured Pass-Through Certificates K034, 3.53%, 7/25/23 (b)	1,079
650,000	FHLMC Multifamily Structured Pass-Through Certificates K728, 3.13%, 8/25/24 (b)	632
906,137	FHLMC Multifamily Structured Pass-Through Certificates K045, 3.02%, 1/25/25	879
43,472	FHLMC Multifamily Structured Pass-Through Certificates KI06, (1 mo. LIBOR USD + 0.220%), 5.08%, 3/25/25 (a)	43
710,689	FHLMC Multifamily Structured Pass-Through Certificates KI08, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.200%), 4.83%, 10/25/26 (a)	706
1,002,976	FHLMC Multifamily Structured Pass-Through Certificates KG03, 0.70%, 4/25/29 (b)	893
717,756	FHLMC Multifamily Structured Pass-Through Certificates Q013, 1.68%, 5/25/50 (b)	685
47,281	FN AI4019 ARM, (12 mo. LIBOR USD + 1.750%), 4.00%, 7/01/41 (a)	47
64,584	FN AL5596 ARM, (12 mo. LIBOR USD + 1.557%), 3.99%, 2/01/44 (a)	65
109,995	FN AL5790 ARM, (12 mo. LIBOR USD + 1.566%), 3.82%, 10/01/44 (a)	111
109,117	FN AL5967 ARM, (12 mo. LIBOR USD + 1.576%), 3.82%, 11/01/44 (a)	110
177,395	FN AL7648 ARM, (12 mo. LIBOR USD + 1.588%), 5.09%, 10/01/45 (a)	182
419,851	FN AS4186 15YR, 2.50%, 1/01/30	400
201,841	FN AS6443 15YR, 3.00%, 12/01/30	194
399,571	FN AS8013 15YR, 2.50%, 9/01/31	378
61,124	FN AU6974 ARM, (12 mo. LIBOR USD + 1.580%), 3.83%, 11/01/43 (a)	62

Principal or Shares	Security Description	Value (000)
156,292	FN AU8673 ARM, (12 mo. LIBOR USD + 1.530%), 4.03%, 2/01/44 (a)	$157
219,641	FN AZ2886 ARM, (12 mo. LIBOR USD + 1.600%), 5.33%, 9/01/45 (a)	222
361,721	FN AZ4380 ARM, (12 mo. LIBOR USD + 1.590%), 3.84%, 8/01/45 (a)	367
281,609	FN BD2473 ARM, (12 mo. LIBOR USD + 1.620%), 2.35%, 1/01/47 (a)	281
410,547	FN BM4153 15YR, 3.00%, 6/01/33	394
1,496,958	FN BM7166 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.341%), 5.20%, 3/01/53 (a)	1,504
461,781	FN BP6814 ARM, (12 mo. LIBOR USD + 1.610%), 2.28%, 5/01/50 (a)	420
804,227	FN BR9966 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.610%), 1.92%, 5/01/51 (a)	716
922,648	FN BV2462 ARM, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.130%), 3.81%, 6/01/52 (a)	896
960,170	FN CB5106 30YR, 5.00%, 11/01/52	958
1,381,600	FN FS2395 15YR, 3.50%, 7/01/37	1,339
1,346,871	FN MA4694 15YR, 3.50%, 8/01/37	1,305
980,183	FN MA4785 30YR, 5.00%, 10/01/52	975
2,000,000	FNCL, 5.00%, 30YR TBA (c)	1,989
2,000,000	FNCL, 5.00%, 15YR TBA (c)	2,008
83,275	FNR FA 2002-10, (1 mo. LIBOR USD + 0.750%), 5.77%, 2/25/32 (a)	84
920,238	FR SB8192 15YR, 5.00%, 10/01/37	924
946,431	FR SB8206 15YR, 5.00%, 1/01/38	950
949,384	FR SD8279 30YR, 6.00%, 11/01/52	969
984,516	FR SD8308 30YR, 5.50%, 3/01/53	993
861,507	FRESB Mortgage Trust 2021-SB83, 0.63%, 1/25/26 (b)	786
988,055	FRESB Mortgage Trust 2020-SB79, 0.80%, 7/25/40 (b)	905
336,448	G2 778200, 4.00%, 2/20/32	334
314,308	G2 778203, 4.75%, 2/20/32	321
689,696	G2 AD0857, 3.75%, 9/20/33	680
268,008	G2 AY5132, 3.25%, 7/20/37	254
524,878	G2 AY5138, 3.25%, 12/20/37	498
391,307	GN 728153, 5.50%, 10/15/29	402
207,742	GN 737791 30YR, 4.50%, 12/15/40	210
959,432	GNR ST 2014-79, 20.61%, 7/20/29 (b)(d)	1

Total Mortgage Backed (Cost - $33,196)		31,090

U.S. Government Agency (1%)
500,000	Federal Home Loan Mortgage Corp., 4.00%, 2/28/25 (Cost - $500)	492

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
U.S. Treasury (55%)
3,000,000	U.S. Treasury Bill, 4.71%, 6/29/23 (d)	$2,976
3,700,000	U.S. Treasury Bill, 4.72%, 7/13/23 (d)	3,663
6,000,000	U.S. Treasury Note, 4.25%, 9/30/24	5,985
4,800,000	U.S. Treasury Note, 4.25%, 12/31/24	4,798
8,500,000	U.S. Treasury Note, 2.88%, 6/15/25	8,307
4,500,000	U.S. Treasury Note, 3.50%, 9/15/25	4,460
1,500,000	U.S. Treasury Note, 4.00%, 12/15/25	1,507
1,400,000	U.S. Treasury Note, 4.00%, 2/15/26	1,408
2,500,000	U.S. Treasury Note, 3.25%, 6/30/27	2,468

Total U.S. Treasury (Cost - $35,545)		35,572

Principal or Shares	Security Description	Value (000)
Investment Company (2%)
1,283,766	Payden Cash Reserves Money Market Fund * (Cost - $1,284)	$1,284

Total Investments (Cost - $70,525) (106%)		68,438
Liabilities in excess of Other Assets (-6%)		(3,699)

Net Assets (100%)		$64,739

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security was purchased on a delayed delivery basis.
(d)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 5-Year Note Future	12	Jun-23	$1,317	$29	$29
U.S. Ultra Bond Future	2	Jun-23	283	12	12

					41

Short Contracts:
U.S. Treasury 10-Year Ultra Future	10	Jun-23	(1,215)	(42)	(42)
U.S. Treasury 2-Year Note Future	10	Jun-23	(2,062)	(15)	(15)

					(57)

Total Futures					$(16)

See notes to financial statements.

Semi-Annual Report    23

              Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Mortgage Backed	98%
Investment Company	2%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Mortgage Backed (120%)
394,648	Fannie Mae-Aces 2016-M9, (1 mo. LIBOR USD + 0.590%), 5.37%, 9/25/23 (a)	$393
176,484	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 3.87%, 10/01/45 (a)	178
72,454	FHLMC Multifamily Structured Pass-Through Certificates KI06, (1 mo. LIBOR USD + 0.220%), 5.08%, 3/25/25 (a)	72
712,806	FHLMC Multifamily Structured Pass-Through Certificates Q013, 1.68%, 5/25/50 (b)	680
230,834	FN BM2007 30YR, 4.00%, 9/01/48	224
1,141,395	FN FM9195 30YR, 2.50%, 10/01/51	990
84,278	FNR FA 2007-110, (1 mo. LIBOR USD + 0.620%), 5.64%, 12/25/37 (a)	84
40,090	FNR FE 2010-86, (1 mo. LIBOR USD + 0.450%), 5.47%, 8/25/25 (a)	40
180,266	G2 3711 30YR, 5.50%, 5/20/35	188
231,862	G2 3747 30YR, 5.00%, 8/20/35	239
146,187	G2 3772 30YR, 5.00%, 10/20/35	151
280,977	G2 3785 30YR, 5.00%, 11/20/35	289
309,062	G2 4802 30YR, 5.00%, 9/20/40	318
1,059,234	G2 4853 30YR, 4.00%, 11/20/40	1,045
344,768	G2 4978 30YR, 4.50%, 3/20/41	348
390,674	G2 5083 30YR, 5.00%, 6/20/41	402
1,232,446	G2 5115 30YR, 4.50%, 7/20/41	1,244
184,422	G2 5140 30YR, 4.50%, 8/20/41	186
474,628	G2 5233 30YR, 4.00%, 11/20/41	468
1,058,725	G2 5258 30YR, 3.50%, 12/20/41	1,013
636,634	G2 5332 30YR, 4.00%, 3/20/42	628
464,715	G2 770239 30YR, 4.00%, 2/20/42	459
1,452,175	G2 785219 30YR, 2.00%, 12/20/50	1,232
627,012	G2 785289 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.68%, 12/20/47 (a)	619
1,920,614	G2 785524 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.530%), 2.71%, 12/20/41 (a)	1,896
152,958	G2 80029 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 1/20/27 (a)	149
268,014	G2 80052 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 3/20/27 (a)	262
191,382	G2 80059 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.88%, 4/20/27 (a)	188
447,954	G2 80074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.88%, 5/20/27 (a)	439

Principal or Shares	Security Description	Value (000)
784,158	G2 80152 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 1/20/28 (a)	$778
212,660	G2 80154 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 1/20/28 (a)	209
325,181	G2 80169 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 2/20/28 (a)	320
507,420	G2 80184 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.88%, 4/20/28 (a)	500
527,119	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 9/20/29 (a)	516
453,412	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 9/20/32 (a)	442
940,463	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.75%, 12/20/33 (a)	919
332,878	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 2/20/34 (a)	333
576,231	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 2/20/34 (a)	577
508,319	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 3/20/35 (a)	509
493,471	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.88%, 5/20/38 (a)	489
360,664	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 7/20/38 (a)	354
720	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 7/20/23 (a)	1
702,364	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 1/20/40 (a)	706
367,370	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 1/20/40 (a)	369
94,712	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.63%, 1/20/42 (a)	93

24   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
227,328	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.75%, 10/20/26 (a)	$221
956,760	G2 AY5132, 3.25%, 7/20/37	908
1,050,323	G2 AY5138, 3.25%, 12/20/37	996
157,931	G2 MA0312, 3.50%, 8/20/42	147
194,464	G2 MA0387, 3.50%, 9/20/42	181
1,433,805	G2 MA0698 30YR, 3.00%, 1/20/43	1,338
1,300,763	G2 MA1012 30YR, 3.50%, 5/20/43	1,248
1,148,842	G2 MA1089 30YR, 3.00%, 6/20/43	1,074
1,117,883	G2 MA1520 30YR, 3.00%, 12/20/43	1,046
1,063,881	G2 MA2304 30YR, 4.00%, 10/20/44	1,048
963,021	G2 MA2522 30YR, 4.00%, 1/20/45	948
656,534	G2 MA2767 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.50%, 4/20/45 (a)	646
462,928	G2 MA3454 30YR, 3.50%, 2/20/46	441
846,201	G2 MA3520 30YR, 3.00%, 3/20/46	788
887,916	G2 MA3597 30YR, 3.50%, 4/20/46	846
1,467,727	G2 MA3662 30YR, 3.00%, 5/20/46	1,364
908,905	G2 MA3663 30YR, 3.50%, 5/20/46	867
787,476	G2 MA3735 30YR, 3.00%, 6/20/46	731
764,414	G2 MA3802 30YR, 3.00%, 7/20/46	711
726,899	G2 MA3936 30YR, 3.00%, 9/20/46	675
491,699	G2 MA4003 30YR, 3.00%, 10/20/46	456
608,526	G2 MA4069 30YR, 3.50%, 11/20/46	580
733,469	G2 MA4195 30YR, 3.00%, 1/20/47	680
457,638	G2 MA4197 30YR, 4.00%, 1/20/47	446
711,315	G2 MA4262 30YR, 3.50%, 2/20/47	678
912,790	G2 MA4321 30YR, 3.50%, 3/20/47	870
513,405	G2 MA4322 30YR, 4.00%, 3/20/47	501
264,278	G2 MA4382 30YR, 3.50%, 4/20/47	252
379,052	G2 MA4510 30YR, 3.50%, 6/20/47	361
816,833	G2 MA4719 30YR, 3.50%, 9/20/47	777
977,759	G2 MA4962 30YR, 3.50%, 1/20/48	932
345,691	G2 MA5816 30YR, 3.50%, 3/20/49	328
2,212,152	G2 MA6473 30YR, 2.50%, 2/20/50	1,973
525,021	G2 MA6709 30YR, 2.50%, 6/20/50	468
1,967,967	G2 MA6818 30YR, 2.00%, 8/20/50	1,695
2,263,628	G2 MA6931 30YR, 2.50%, 10/20/50	2,011
2,300,632	G2 MA7051 30YR, 2.00%, 12/20/50	1,984
1,591,785	G2 MA7367 30YR, 2.50%, 5/20/51	1,412
2,131,559	G2 MA7471 30YR, 2.00%, 7/20/51	1,832
2,557,344	G2 MA7472 30YR, 2.50%, 7/20/51	2,262
2,697,177	G2 MA7533 30YR, 2.00%, 8/20/51	2,316
2,113,672	G2 MA7535 30YR, 3.00%, 8/20/51	1,937
2,798,797	G2 MA7589 30YR, 2.50%, 9/20/51	2,477
2,705,377	G2 MA7648 30YR, 2.00%, 10/20/51	2,322
2,194,750	G2 MA7705 30YR, 2.50%, 11/20/51	1,941
2,318,748	G2 MA7706 30YR, 3.00%, 11/20/51	2,121
2,489,959	G2 MA7766 30YR, 2.00%, 12/20/51	2,135
2,702,876	G2 MA7767 30YR, 2.50%, 12/20/51	2,390
1,873,050	G2 MA7768 30YR, 3.00%, 12/20/51	1,710
2,809,678	G2 MA7881 30YR, 2.50%, 2/20/52	2,485
2,812,026	G2 MA7987 30YR, 2.50%, 4/20/52	2,487
1,900,837	G2 MA7990 30YR, 4.00%, 4/20/52	1,829
1,052,369	G2 MA8044 30YR, 3.50%, 5/20/52	988
2,272,199	G2 MA8097 30YR, 2.50%, 6/20/52	2,009
2,540,486	G2 MA8146 30YR, 2.00%, 7/20/52	2,181
2,401,586	G2 MA8266 30YR, 3.50%, 9/20/52	2,255
2,850,000	G2SF, 2.00%, 30YR TBA (c)	2,441
1,840,000	G2SF, 2.50%, 30YR TBA (c)	1,626
3,850,000	G2SF, 3.50%, 30YR TBA (c)	3,614
2,000,000	G2SF, 4.00%, 30YR TBA (c)	1,923
4,100,000	G2SF, 4.50%, 30YR TBA (c)	4,023

Principal or Shares	Security Description	Value (000)
3,100,000	G2SF, 5.00%, 30YR TBA (c)	$3,086
2,650,000	G2SF, 5.50%, 30YR TBA (c)	2,668
3,580,000	G2SF, 6.00%, 30YR TBA (c)	3,633
182,540	GN 366983 30YR, 4.00%, 6/15/41	180
322,514	GN 455989, 5.00%, 7/15/26	319
59,506	GN 558954, 5.25%, 5/15/29	60
312,311	GN 558956, 4.50%, 6/15/29	316
129,914	GN 605099 30YR, 5.50%, 3/15/34	134
315,110	GN 616826 30YR, 5.50%, 1/15/35	324
630,922	GN 710868 30YR, 5.50%, 9/15/39	663
236,497	GN 728153, 5.50%, 10/15/29	243
85,622	GN 728159, 5.25%, 11/15/29	87
105,411	GN 781636 30YR, 5.50%, 7/15/33	109
133,674	GN 781810 30YR, 5.50%, 10/15/34	139
641,823	GN 784370 30YR, 4.00%, 7/15/45	628
1,047,883	GN 785986 30YR, 3.00%, 10/15/51	966
326,238	GNR AF 2012-18, (1 mo. LIBOR USD + 0.300%), 5.25%, 2/20/38 (a)	325
36,773	GNR AH 2015-159, 2.50%, 5/20/43	36
707,355	GNR F 2004-56, (1 mo. LIBOR USD + 0.400%), 5.35%, 6/20/33 (a)	707
176,149	GNR FA 2001-35, (1 mo. LIBOR USD + 0.250%), 5.20%, 8/16/31 (a)	176
54,001	GNR FA 2002-13, (1 mo. LIBOR USD + 0.500%), 5.45%, 2/16/32 (a)	54
67,688	GNR FA 2002-72, (1 mo. LIBOR USD + 0.400%), 5.35%, 10/20/32 (a)	68
31,136	GNR FB 2002-72, (1 mo. LIBOR USD + 0.400%), 5.35%, 10/20/32 (a)	31
219,061	GNR FB 2007-76, (1 mo. LIBOR USD + 0.500%), 5.45%, 11/20/37 (a)	219
603,004	GNR FB 2008-11, (1 mo. LIBOR USD + 0.600%), 5.55%, 2/20/38 (a)	604
367,325	GNR FC 2003-71, (1 mo. LIBOR USD + 0.500%), 5.45%, 7/20/33 (a)	368
509,524	GNR FC 2007-54, (1 mo. LIBOR USD + 0.260%), 5.21%, 9/20/37 (a)	508
946,480	GNR FC 2018-91, (1 mo. LIBOR USD + 0.300%), 5.15%, 7/20/48 (a)	923
344,879	GNR FE 2002-72, (1 mo. LIBOR USD + 0.400%), 5.35%, 10/20/32 (a)	345
352,264	GNR FG 2004-86, (1 mo. LIBOR USD + 0.400%), 5.35%, 7/20/34 (a)	352
548,348	GNR FH 2004-59, (1 mo. LIBOR USD + 0.250%), 5.20%, 8/16/34 (a)	547
192,320	GNR FH 2008-2, (1 mo. LIBOR USD + 0.450%), 5.40%, 1/20/38 (a)	192
652,076	GNR FJ 2019-6, (1 mo. LIBOR USD + 0.400%), 5.35%, 1/20/49 (a)	639
785,489	GNR FK 2006-60, (1 mo. LIBOR USD + 0.200%), 5.15%, 11/20/36 (a)	781
309,096	GNR LF 2011-153, (1 mo. LIBOR USD + 0.250%), 5.20%, 7/16/41 (a)	305
2,227,912	GNR ST 2014-79, 20.61%, 7/20/29 (b)(d)	3
713,057	GNR UF 2008-67, (1 mo. LIBOR USD + 0.450%), 5.40%, 6/20/38 (a)	713

Total Mortgage Backed (Cost - $134,019)		126,922

Investment Company (2%)
2,370,016	Payden Cash Reserves Money Market Fund * (Cost - $2,370)	2,370

Total Investments (Cost - $136,389) (122%)		129,292
Liabilities in excess of Other Assets (-22%)		(23,056)

Net Assets (100%)		$106,236

Semi-Annual Report    25

        Payden GNMA Fund continued

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security was purchased on a delayed delivery basis.
(d)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Short Contracts:
U.S. Treasury 2-Year Note Future	15	Jun-23	$(3,092)	$(23)	$(23)

See notes to financial statements.

26   Payden Mutual Funds

                Payden Core  Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Mortgage Backed	35%
Corporate Bond	29%
U.S. Treasury	14%
Asset Backed	7%
Municipal	5%
Other	10%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
2,600,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.200%), 6.15%, 6/15/36 (a)(b)	$2,533
2,760,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.650%), 7.60%, 6/15/36 (a)(b)	2,529
1,205,900	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	1,070
2,746,014	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (a)	2,391
3,225,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 CAD (a)(c)	2,205
3,598,250	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (a)	3,223
2,111,697	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,445
194,607	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	187
253,104	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 2.10%, 2/26/29 (a)	238
2,250,000	LoanCore Issuer Ltd. 2018-CRE1 144A, (1 mo. LIBOR USD + 2.950%), 7.90%, 5/15/28 (a)(b)	2,257
2,000,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. LIBOR USD + 2.000%), 7.27%, 4/19/33 (a)(b)	1,924
3,100,000	Neuberger Berman Loan Advisers Euro CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 1.030%), 4.21%, 4/15/34 EUR (a)(b)(c)	3,338
3,500,000	North Westerly V Leveraged Loan Strategies CLO DAC V-A 144A, (3 mo. EURIBOR + 3.200%), 6.40%, 7/20/34 EUR (a)(b)(c)	3,443
5,100,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 7.71%, 4/17/30 (a)(b)	4,816
3,100,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	3,070
3,550,000	Palmer Square European CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 2.070%), 5.25%, 4/15/35 EUR (a)(b)(c)	3,674
2,254,275	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	1,964
2,920,163	RR 24 Ltd. 2022-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.400%), 7.39%, 1/15/32 (a)(b)	2,929
2,439,583	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	2,384
878,621	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (a)	871

Principal or Shares	Security Description	Value (000)
1,135,368	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	$1,090
5,100,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 2.250%), 7.52%, 1/23/32 (a) (b)	4,904
2,200,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 3/15/38 (a)(b)	2,058
3,414,188	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	2,877

Total Asset Backed (Cost - $62,876)		58,420

Bank Loans(d) (2%)
3,907,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 14.21%, 11/01/25	4,149
3,654,550	Numericable U.S. LLC Term Loan B14-EXT 1L, (3 mo. Term Secured Overnight Financing Rate + 5.500%), 10.49%, 8/15/28	3,448
3,060,281	Standard Industries Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 7.33%, 9/22/28	3,057
2,963,972	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 2/05/27	2,910

Total Bank Loans (Cost - $13,613)		13,564

Commercial Paper(e) (2%)
5,000,000	Brookfield Corp. Treasury Ltd., 5.35%, 5/01/23	4,998
8,800,000	Dollar General Corp., 4.88%, 5/01/23	8,796
5,000,000	Keurig Dr Pepper Inc., 4.85%, 5/01/23	4,998

Total Commercial Paper (Cost - $18,800)		18,792

Corporate Bond (30%)
2,000,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	1,825
4,000,000	Ally Financial Inc., 1.45%, 10/02/23	3,911
2,821,652	American Airlines Pass-Through Trust 2019-1, AA, 3.15%, 2/15/32	2,450
1,975,000	American Honda Finance Corp., 4.70%, 1/12/28	2,006
3,500,000	American Tower Corp., 5.50%, 3/15/28 (f)	3,611
4,350,000	American Tower Corp., 2.30%, 9/15/31	3,530
2,400,000	AmFam Holdings Inc. 144A, 3.83%, 3/11/51 (a)	1,580
1,250,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (a)	1,250
3,600,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (a)(b)	3,481
2,225,000	Ashtead Capital Inc. 144A, 5.55%, 5/30/33 (a)	2,215
4,000,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (a)	3,867

Semi-Annual Report    27

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)
2,200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (b)	$1,937
1,700,000	Bank Leumi Le-Israel BM 144A, 5.13%, 7/27/27 (a)(f)(g)	1,689
3,600,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	3,258
2,625,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.290%), 5.08%, 1/20/27 (b)	2,622
2,000,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	1,909
2,800,000	Bank of Nova Scotia, 1.30%, 6/11/25	2,587
1,400,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (a)	1,409
2,330,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	2,041
2,425,000	Boeing Co., 2.20%, 2/04/26	2,255
2,700,000	BP Capital Markets America Inc., 4.81%, 2/13/33	2,748
3,680,000	Broadcom Inc. 144A, 4.93%, 5/15/37 (a)	3,362
4,975,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.337%), 2.36%, 7/29/32 (b)	3,594
2,675,000	Charles Schwab Corp. G, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (b)(h)	2,560
4,050,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	2,718
4,830,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	3,601
5,170,000	Citigroup Inc. W, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.597%), 4.00% (b)(h)	4,516
5,750,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (a)	5,062
2,000,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 5.020%), 9.02%, 11/15/33 (a)(b)	2,378
2,725,000	Crown Castle Inc., 5.10%, 5/01/33	2,734
3,750,000	CubeSmart LP, 2.00%, 2/15/31	2,986
1,625,000	Dell International LLC/EMC Corp., 5.75%, 2/01/33 (f)	1,648
2,250,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 1.219%), 2.31%, 11/16/27 (b)	1,949
2,000,000	Diamondback Energy Inc., 4.25%, 3/15/52	1,581
1,165,000	Dignity Health, 4.50%, 11/01/42	1,027
4,675,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	3,777
900,000	Elevance Health Inc., 5.13%, 2/15/53	896
915,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(g)	848
2,175,000	Energy Transfer LP, 5.75%, 2/15/33	2,220
2,670,000	Equinix Inc., 1.80%, 7/15/27	2,348
3,550,000	Equinix Inc., 2.50%, 5/15/31	2,934
2,700,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	2,532
208,503	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	199
2,200,000	Fifth Third Bank N.A., (U.S. Secured Overnight Financing Rate + 1.230%), 5.85%, 10/27/25 (b)	2,187
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,361
2,500,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	2,362
3,350,000	General Motors Co., 5.60%, 10/15/32	3,284

Principal or Shares	Security Description	Value (000)
2,750,000	General Motors Financial Co. Inc., 2.35%, 1/08/31	$2,173
748,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	622
3,475,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a) (f)	2,674
3,850,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	3,373
4,055,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	3,504
2,100,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 2.390%), 6.25%, 3/09/34 (b)	2,190
2,700,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	2,309
2,650,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(g)	2,517
3,100,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	2,800
4,000,000	JAB Holdings BV 144A, 2.20%, 11/23/30 (a)	3,192
2,575,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.55%, 12/15/25 (b)	2,588
2,100,000	Kinder Morgan Inc., 5.30%, 12/01/34	2,066
810,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	725
3,000,000	Lennar Corp., 4.75%, 11/29/27	2,974
6,325,000	Life Storage LP, 2.20%, 10/15/30	5,200
4,100,000	Lockheed Martin Corp., 5.25%, 1/15/33	4,384
4,850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	3,746
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	2,577
3,270,000	Mercedes-Benz Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%), 5.65%, 5/04/23 (a)(b)	3,270
3,090,000	Mitsubishi UFJ Financial Group Inc., 3.20%, 7/18/29	2,784
1,525,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.295%), 5.05%, 1/28/27 (b)	1,530
2,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.628%), 4.43%, 1/23/30 (b)	1,934
1,000,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (a)	944
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	1,755
2,800,000	NextEra Energy Capital Holdings Inc., 5.25%, 2/28/53	2,774
1,695,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	1,593
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,258
2,100,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,934
4,400,000	Oracle Corp., 6.25%, 11/09/32	4,752
4,200,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV 144A, 5.13%, 4/30/31 (a)	3,746
3,230,000	Owl Rock Capital Corp., 5.25%, 4/15/24	3,179
2,100,000	Owl Rock Capital Corp., 3.75%, 7/22/25	1,941
1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	1,962
2,400,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	2,235
2,810,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	2,589
2,420,000	Petroleos Mexicanos, 6.49%, 1/23/27	2,169
2,500,000	Petroleos Mexicanos, 5.95%, 1/28/31	1,850
2,475,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	1,885

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,300,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 8.97% (b)(h)	$1,157
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (a)	2,271
2,350,000	Regal Rexnord Corp. 144A, 6.40%, 4/15/33 (a)	2,399
3,900,000	Royal Bank of Canada, 5.00%, 2/01/33	3,931
853,000	Southwestern Energy Co., 8.38%, 9/15/28	895
3,575,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	2,913
1,800,000	Synchrony Financial, 7.25%, 2/02/33	1,658
1,430,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	1,328
3,384,214	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (a)	2,876
2,425,000	Tucson Electric Power Co., 5.50%, 4/15/53	2,480
4,050,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	3,848
1,300,000	Valaris Ltd. 144A, 8.38%, 4/30/30 (a)	1,302
1,450,000	Var Energi ASA 144A, 7.50%, 1/15/28 (a)	1,532
3,000,000	Vistra Operations Co. LLC 144A, 3.70%, 1/30/27 (a)	2,803
2,170,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (a)	2,005
3,400,000	VMware Inc., 2.20%, 8/15/31	2,697
3,375,000	Warnermedia Holdings Inc. 144A, 5.14%, 3/15/52 (a)	2,700
2,035,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	1,434
1,900,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.100%), 2.39%, 6/02/28 (b)	1,714
1,350,000	Western Midstream Operating LP, 6.15%, 4/01/33	1,374
3,740,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)(f)	3,228

Total Corporate Bond (Cost - $286,568)		259,088

Foreign Government (2%)
900,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	644
1,650,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (a)	1,682
5,270,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	3,565
2,550,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	2,436
3,150,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	2,724
3,200,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	2,243
2,825,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	2,306
4,650,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (a)(c)	3,567

Total Foreign Government (Cost - $23,165)		19,167

Mortgage Backed (36%)
4,125,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 9/15/36 (a)(b)	3,819
1,938,665	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 6.75%, 6/15/38 (a)(b)	1,841
2,977,516	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 6.45%, 6/15/34 (a)(b)	2,890

Principal or Shares	Security Description	Value (000)
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 14.27%, 11/25/39 (a)(b)	$4,195
4,300,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 6.87%, 4/25/34 (a)(b)	4,281
1,685,257	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 17.27%, 9/25/28 (b)	1,894
1,728,560	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 15.27%, 1/25/29 (b)	1,852
497,718	Fannie Mae Connecticut Avenue Securities 2016- C05, (1 mo. LIBOR USD + 10.750%), 15.77%, 1/25/29 (b)	536
2,722,431	Fannie Mae-Aces 2018-M13, 3.87%, 9/25/30 (i)	2,657
1,690,119	FG G60037 30YR, 3.00%, 10/01/43	1,559
1,642,000	FHLMC Multifamily Structured Pass-Through Certificates KG01, 2.94%, 4/25/29	1,540
681,232	FN 254766 30YR, 5.00%, 6/01/33	694
339,002	FN 725027 30YR, 5.00%, 11/01/33	345
659,764	FN 725423 30YR, 5.50%, 5/01/34	684
632,723	FN 725424 30YR, 5.50%, 4/01/34	656
532,160	FN 995023 30YR, 5.50%, 8/01/37	552
521,191	FN 995203 30YR, 5.00%, 7/01/35	528
494,822	FN AH3394 30YR, 4.00%, 1/01/41	484
472,508	FN AJ7689 30YR, 4.00%, 12/01/41	463
2,779,571	FN AL9373 15YR, 2.50%, 10/01/31	2,625
1,726,882	FN AS4168 30YR, 4.00%, 12/01/44	1,684
895,431	FN AS7170 30YR, 3.50%, 5/01/46	846
2,381,532	FN AS8305 30YR, 3.00%, 11/01/46	2,186
1,447,275	FN AS8710 15YR, 2.50%, 2/01/32	1,368
628,370	FN AS9980 30YR, 4.00%, 6/01/44	615
1,598,759	FN AY4200 30YR, 3.00%, 5/01/45	1,473
1,163,690	FN AZ3791 30YR, 3.00%, 3/01/46	1,070
1,650,082	FN AZ7336 30YR, 3.50%, 11/01/45	1,561
2,430,178	FN BC1520 30YR, 3.50%, 8/01/46	2,296
680,071	FN BC2521 30YR, 3.50%, 1/01/46	649
353,738	FN BK4740 30YR, 4.00%, 8/01/48	344
2,411,295	FN BM2007 30YR, 4.00%, 9/01/48	2,342
1,478,678	FN BP6345 30YR, 3.00%, 6/01/50	1,340
5,361,575	FN BV7937 30YR, 4.00%, 8/01/52	5,130
2,456,712	FN CA0858 30YR, 3.50%, 12/01/47	2,310
1,289,920	FN CA3666 30YR, 4.00%, 6/01/49	1,261
2,975,690	FN CA6314 30YR, 3.00%, 7/01/50	2,700
2,464,383	FN CA6739 30YR, 3.00%, 8/01/50	2,232
1,172,797	FN CA8023 30YR, 2.50%, 12/01/50	1,018
6,389,266	FN CB2542 30YR, 2.50%, 1/01/52	5,541
7,581,546	FN CB2759 30YR, 3.00%, 2/01/52	6,821
6,028,908	FN CB3258 30YR, 3.50%, 4/01/52	5,610
4,936,111	FN CB3622 30YR, 4.00%, 5/01/52	4,724
7,178,420	FN CB4127 30YR, 4.50%, 7/01/52	7,027
7,101,477	FN CB4794 30YR, 4.50%, 10/01/52	6,949
4,628,018	FN CB5106 30YR, 5.00%, 11/01/52	4,619
847,778	FN FM1155 15YR, 2.50%, 6/01/32	801
2,529,420	FN FM1717 30YR, 3.50%, 12/01/45	2,415
2,516,058	FN FM2897 30YR, 3.00%, 2/01/48	2,314
2,330,100	FN FM3162 30YR, 3.00%, 11/01/46	2,147
2,597,673	FN FM3936 15YR, 2.50%, 8/01/35	2,442
1,716,765	FN FM4754 30YR, 3.50%, 7/01/47	1,639
509,253	FN FM4990 30YR, 5.00%, 7/01/47	519
2,901,168	FN FM4994 30YR, 2.00%, 12/01/50	2,426
2,148,201	FN FM5940 30YR, 2.00%, 2/01/51	1,795
1,401,368	FN FM6651 30YR, 3.00%, 9/01/47	1,286
2,465,835	FN FM7194 30YR, 2.50%, 3/01/51	2,139

Semi-Annual Report    29

        Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)
2,814,139	FN FM7494 30YR, 3.00%, 6/01/51	$2,537
6,494,447	FN FM9195 30YR, 2.50%, 10/01/51	5,634
3,768,177	FN FM9218 30YR, 2.00%, 10/01/51	3,145
1,672,353	FN FM9750 30YR, 3.00%, 4/01/48	1,541
6,558,552	FN FS0287 30YR, 2.00%, 1/01/52	5,478
6,623,201	FN FS0349 30YR, 2.00%, 1/01/52	5,533
6,667,311	FN FS0439 30YR, 2.50%, 1/01/52	5,812
6,064,123	FN FS2653 30YR, 4.00%, 8/01/52	5,804
191,821	FN MA2671 30YR, 3.50%, 7/01/46	181
168,289	FN MA2929 30YR, 3.50%, 3/01/47	159
3,550,583	FN MA3238 30YR, 3.50%, 1/01/48	3,352
3,107,698	FN MA4413 30YR, 2.00%, 9/01/51	2,591
6,934,339	FN MA4437 30YR, 2.00%, 10/01/51	5,785
7,184,782	FN MA4465 30YR, 2.00%, 11/01/51	5,982
4,055,265	FN MA4785 30YR, 5.00%, 10/01/52	4,035
6,637,110	FN MA4842 30YR, 5.50%, 12/01/52	6,695
520,000	FNCL, 3.00%, 30YR TBA (j)	467
5,280,000	FNCL, 4.50%, 30YR TBA (j)	5,162
6,000,000	FNCL, 5.50%, 30YR TBA (j)	6,050
10,080,000	FNCL, 6.00%, 30YR TBA (j)	10,270
739,310	FR RA3728 30YR, 2.00%, 10/01/50	618
5,148,983	FR RA4531 30YR, 2.50%, 2/01/51	4,469
4,876,594	FR RA5276 30YR, 2.50%, 5/01/51	4,231
5,937,214	FR RA7778 30YR, 4.50%, 8/01/52	5,813
4,682,917	FR SB8509 15YR, 2.00%, 1/01/36	4,242
6,940,646	FR SD0729 30YR, 2.00%, 10/01/51	5,794
5,933,237	FR SD1035 30YR, 4.00%, 5/01/52	5,683
6,475,341	FR SD7537 30YR, 2.00%, 3/01/51	5,409
1,482,528	FR ZA4718 30YR, 3.00%, 10/01/46	1,361
2,664,352	FR ZT0534 30YR, 3.50%, 12/01/47	2,524
1,675,316	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, (1 mo. LIBOR USD + 11.250%), 16.27%, 12/25/28 (b)	1,850
1,235,089	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1, (1 mo. LIBOR USD + 10.000%), 15.02%, 7/25/29 (b)	1,319
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 9.62%, 12/25/42 (b)	1,224
2,189,221	G2 4853 30YR, 4.00%, 11/20/40	2,160
1,016,449	G2 5115 30YR, 4.50%, 7/20/41	1,026
45,808	G2 5140 30YR, 4.50%, 8/20/41	46
905,816	G2 5174 30YR, 4.00%, 9/20/41	894
638,816	G2 5175 30YR, 4.50%, 9/20/41	645
215,088	G2 5233 30YR, 4.00%, 11/20/41	212
3,913,230	G2 785219 30YR, 2.00%, 12/20/50	3,320
516,054	G2 MA2522 30YR, 4.00%, 1/20/45	508
1,490,100	G2 MA3663 30YR, 3.50%, 5/20/46	1,421
3,636,192	G2 MA3802 30YR, 3.00%, 7/20/46	3,380
296,091	G2 MA4126 30YR, 3.00%, 12/20/46	275
1,317,214	G2 MA4510 30YR, 3.50%, 6/20/47	1,255
146,383	G2 MA5265 30YR, 4.50%, 6/20/48	146
2,316,247	G2 MA6930 30YR, 2.00%, 10/20/50	1,997
8,480,009	G2 MA7472 30YR, 2.50%, 7/20/51	7,500
6,588,744	G2 MA7706 30YR, 3.00%, 11/20/51	6,025
2,169,591	G2 MA7766 30YR, 2.00%, 12/20/51	1,860
3,099,705	G2 MA8044 30YR, 3.50%, 5/20/52	2,911
7,429,337	G2 MA8200 30YR, 4.00%, 8/20/52	7,146
2,599,583	GN 783716 30YR, 3.00%, 2/15/43	2,438
608,844	GN 784182 30YR, 4.50%, 8/15/46	617
3,238,912	GN 785986 30YR, 3.00%, 10/15/51	2,986
342,005	GN AA5452 30YR, 3.50%, 7/15/42	332
2,912,515	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 6.42%, 1/25/34 (a)(b)	2,896

Principal or Shares	Security Description	Value (000)
1,148,772	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 4.58%, 8/17/33 EUR (a)(b)(c)	$1,161
14,674,204	Morgan Stanley Capital I Trust 2018-H3, 0.98%, 7/15/51 (i)	425
167,998	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(i)	156
328,992	New Residential Mortgage Loan Trust 2014-3A 144A, 3.75%, 11/25/54 (a)(i)	304
1,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 15.52%, 2/25/47 (a)(b)	1,436
Total Mortgage Backed (Cost - $331,618)		313,962

Municipal (5%)
10,500,000	California Earthquake Authority A, 5.60%, 7/01/27	10,707
3,900,000	California Health Facilities Financing Authority, 2.86%, 6/01/31	3,441
1,150,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)(k)	29
3,620,000	City of San Francisco CA Public Utilities Commission Water Revenue E, 2.83%, 11/01/41	2,827
2,565,000	Compton Community College District B, 3.46%, 8/01/38 (l)	2,200
3,285,000	Golden State Tobacco Securitization Corp. B, 2.75%, 6/01/34 (l)	2,686
5,265,000	Los Angeles Community College District, 1.17%, 8/01/26	4,765
4,680,000	New York State Dormitory Authority C, 1.54%, 3/15/27	4,227
3,000,000	Redondo Beach Community Financing Authority A, 1.98%, 5/01/29	2,616
4,000,000	State of California, 3.38%, 4/01/25	3,920
1,495,000	State of California, 7.55%, 4/01/39	1,969
2,025,000	Texas Natural Gas Securitization Finance Corp., 5.17%, 4/01/41	2,207
365,000	University of California J, 3.26%, 5/15/24	359
Total Municipal (Cost - $45,818)		41,953

U.S. Government Agency (1%)
6,000,000	FHLB, 1.80%, 2/04/36	4,419
4,280,000	Tennessee Valley Authority, 5.25%, 9/15/39	4,617
Total U.S. Government Agency (Cost - $9,096)		9,036

U.S. Treasury (14%)
15,100,000	U.S. Treasury Bill, 4.55%, 3/21/24 (e)	14,472
21,030,000	U.S. Treasury Bill, 4.76%, 4/18/24 (e)	20,091
28,479,000	U.S. Treasury Bond, 2.50%, 2/15/46	22,710
15,410,000	U.S. Treasury Bond, 3.00%, 2/15/49 (m)(n)	13,514
26,859,000	U.S. Treasury Bond, 2.38%, 11/15/49	20,788
14,295,000	U.S. Treasury Bond, 2.00%, 2/15/50	10,151
22,970,000	U.S. Treasury Bond, 2.38%, 5/15/51	17,673
1,450,000	U.S. Treasury Bond, 4.00%, 11/15/52	1,540
20,000	U.S. Treasury Note, 2.50%, 4/30/24	19
Total U.S. Treasury (Cost - $156,042)		120,958

Investment Company (4%)
10,478,110	Payden Cash Reserves Money Market Fund*	10,478
1,535,844	Payden Emerging Market Corporate Bond Fund*	12,978
1,791,232	Payden Emerging Markets Local Bond Fund*	8,616
Total Investment Company (Cost - $32,183)		32,072
Total Investments (Cost - $979,779) (103%)		887,012
Liabilities in excess of Other Assets (-3%)		(24,674)
Net Assets (100%)		$862,338

30   Payden Mutual Funds

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board. (b) Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.

(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Yield to maturity at time of purchase.
(f)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $7,495 and the total market value of the collateral held by the Fund is $7,680. Amounts in 000s.

(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)	Perpetual security with no stated maturity date.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Security was purchased on a delayed delivery basis.
(k)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(l)	Payment of principal and/or interest is insured against default by a monoline insurer.
(m)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(n)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
IDR 71,017,000	USD 4,795	Citibank, N.A.	07/17/2023	$37
MXN 56,886	USD 3,098	HSBC Bank USA, N.A.	07/19/2023	14
USD 10,634	ZAR 194,400	Citibank, N.A.	07/19/2023	87
ZAR 176,579	USD 9,551	Citibank, N.A.	07/19/2023	29

				167

Liabilities:
USD 9,618	ZAR 176,579	Citibank, N.A.	05/02/2023	(32)
USD 14,842	EUR 13,838	Citibank, N.A.	06/14/2023	(448)
USD 10,505	CAD 14,449	HSBC Bank USA, N.A.	06/14/2023	(170)
USD 3,373	MXN 62,150	HSBC Bank USA, N.A.	07/19/2023	(26)

				(676)

Net Unrealized Appreciation (Depreciation)				$(509)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	52	Jun-23	$6,846	$307	$307
U.S. Treasury 10-Year Note Future	244	Jun-23	28,110	233	233
U.S. Treasury 2-Year Note Future	956	Jun-23	197,093	2,054	2,054
U.S. Ultra Bond Future	20	Jun-23	2,828	(8)	(8)

					2,586

Short Contracts:
U.S. 10-Year Ultra Future	75	Jun-23	(9,109)	33	33
U.S. Treasury 5-Year Note Future	1,358	Jun-23	(149,030)	(3,652)	(3,652)

					(3,619)

Total Futures					$(1,033)

Semi-Annual Report    31

        Payden Core Bond Fund continued

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 40 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2028	$45,400	$(908)	$93	$(1,001)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year SOFR Swap, Receive Variable 4.8100% (SOFRRATE) Annually, Pay Fixed 2.7375% Annually	08/30/2034	$15,900	$285	$—	$285
10-Year SOFR Swap, Receive Variable 4.8100% (SOFRRATE) Annually, Pay Fixed 2.9360% Annually	06/28/2034	15,985	38	—	38
10-Year SOFR Swap, Receive Variable 4.8100% (SOFRRATE) Annually, Pay Fixed 3.2815% Annually	02/27/2035	15,600	(405)	—	(405)
2-Year SOFR Swap, Receive Fixed 2.7400% Annually, Pay Variable 4.8100% (SOFRRATE) Annually	08/30/2026	71,500	(234)	—	(234)
2-Year SOFR Swap, Receive Fixed 2.8300% Annually, Pay Variable 4.8100% (SOFRRATE) Annually	06/29/2026	71,425	(198)	—	(198)
2-Year SOFR Swap, Receive Fixed 3.3330% Annually, Pay Variable 4.8100% (SOFRRATE) Annually	02/27/2027	67,700	617	—	617

			$103	$—	$103

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$7,495
Non-cash Collateral[2]	(7,495)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

32   Payden Mutual Funds

                Payden Corporate  Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Financial Services	14%
Banking	12%
Healthcare	8%
Telecommunications	7%
Energy	7%
Other	52%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (4%)
2,300,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. LIBOR USD + 1.080%), 6.34%, 7/15/32 (a)(b)	$2,273
882,000	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 2.66%, 4/25/51 (b)	764
2,000,000	HERA Commercial Mortgage Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.950%), 6.91%, 2/18/38 (a)(b)	1,858
2,000,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 6.37%, 2/17/39 (a)(b)	1,970
1,881,000	Planet Fitness Master Issuer LLC 2022-1A 144A, 3.25%, 12/05/51 (b)	1,699
1,473,333	Textainer Marine Containers Ltd. 2021-3A 144A, 1.94%, 8/20/46 (b)	1,244
2,350,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 4.29%, 2/15/52 (b)	2,154
1,498,313	Zaxby’s Funding LLC 2021-1A, 144A, 3.24%, 7/30/51 (b)	1,262

Total Asset Backed (Cost - $14,384)		13,224

Bank Loans(c) (0%)
992,500	Air Canada Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 8.37%, 8/11/28	992
886,625	DirectV Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 5.000%), 10.02%, 8/02/27	853

Total Bank Loans (Cost - $1,860)		1,845

Corporate Bond (89%)

Automotive (5%)
675,000	American Honda Finance Corp., 4.70%, 1/12/28	686
1,285,000	Daimler Truck Finance North America LLC 144A, 2.38%, 12/14/28 (b)	1,126
3,250,000	Ford Motor Credit Co. LLC, 2.30%, 2/10/25	3,031
1,800,000	Ford Motor Credit Co. LLC, 2.90%, 2/16/28	1,560
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	393
1,225,000	General Motors Co., 5.40%, 4/01/48	1,050
1,200,000	General Motors Co., 6.75%, 4/01/46	1,211
1,700,000	Hyundai Capital America 144A, 1.80%, 10/15/25 (b)	1,563
950,000	Kia Corp. 144A, 1.75%, 10/16/26 (b)	849
3,275,000	Nissan Motor Co. Ltd. 144A, 4.35%, 9/17/27 (b)	3,003
1,150,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (b)	937
1,705,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (b)	1,694

		17,103

Principal or Shares	Security Description	Value (000)
Banking (12%)
2,325,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (a)	$2,104
1,800,000	Bank of America Corp., (3 mo. LIBOR USD + 0.870%), 2.46%, 10/22/25 (a)	1,721
1,585,000	Bank of America Corp. N, (U.S. Secured Overnight Financing Rate + 1.220%), 2.65%, 3/11/32 (a)	1,322
1,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.970%), 3.46%, 3/15/25 (a)	1,568
975,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (a)	931
2,600,000	Bank of Montreal, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.400%), 3.09%, 1/10/37 (a)	2,093
1,150,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.050%), 2.28%, 11/24/27 (a)	1,028
1,550,000	BBVA Bancomer SA 144A, 1.88%, 9/18/25 (b)	1,410
830,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.280%), 3.07%, 2/24/28 (a)	776
1,175,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 3.180%), 6.72%, 1/18/29 (a)	1,196
1,250,000	Federation des Caisses Desjardins du Quebec 144A, 5.70%, 3/14/28 (b)	1,281
1,300,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.248%), 2.38%, 7/21/32 (a)	1,063
2,750,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.264%), 2.65%, 10/21/32 (a)	2,290
1,650,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (a)	1,421
305,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 4.20%, 6/01/32 (a)(b)	231
915,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.460%), 3.11%, 4/22/41 (a)	700
910,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.440%), 3.11%, 4/22/51 (a)	648
1,025,000	KeyBank N.A., 5.00%, 1/26/33	954
1,300,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.858%), 1.51%, 7/20/27 (a)	1,156
910,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (a)	857
2,000,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (a)	1,930
830,000	Morgan Stanley, 5.00%, 11/24/25	832

Semi-Annual Report    33

            Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,425,000	Morgan Stanley, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.430%), 5.95%, 1/19/38 (a)	$1,434
2,400,000	National Australia Bank Ltd. 144A, 2.99%, 5/21/31 (b)	1,951
875,000	NatWest Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.100%), 6.02%, 3/02/34 (a)	911
1,030,000	Old National Bancorp, 5.88%, 9/29/26	1,020
1,150,000	PNC Financial Services Group Inc., (Secured Overnight Financing Rate + 2.140%), 6.04%, 10/28/33 (a)	1,205
1,800,000	Royal Bank of Canada, 5.00%, 2/01/33	1,814
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	415
2,100,000	Sumitomo Mitsui Financial Group Inc., 5.46%, 1/13/26	2,123
1,440,000	U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.230%), 4.65%, 2/01/29 (a)	1,403
1,000,000	Wachovia Corp., 5.50%, 8/01/35	1,007
1,000,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.500%), 3.35%, 3/02/33 (a)	874
2,600,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 3.53%, 3/24/28 (a)	2,459
1,125,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 4.502%), 5.01%, 4/04/51 (a)	1,066
675,000	Westpac New Zealand Ltd. 144A, 4.90%, 2/15/28 (b)	676

		45,870

Basic Industry (5%)
1,425,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	1,333
525,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (b)	525
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (b)	1,120
2,525,000	Boeing Co., 5.71%, 5/01/40	2,537
1,250,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (b)	1,183
1,980,000	Freeport-McMoRan Inc., 5.00%, 9/01/27	1,980
1,825,000	Glencore Funding LLC 144A, 1.63%, 9/01/25 (b)	1,686
2,000,000	Lockheed Martin Corp., 3.90%, 6/15/32	1,944
2,225,000	MEGlobal BV 144A, 2.63%, 4/28/28 (b)	1,975
785,000	Nature Conservancy A, 3.96%, 3/01/52	668
1,450,000	Northrop Grumman Corp., 4.95%, 3/15/53	1,434
600,000	Raytheon Technologies Corp., 4.63%, 11/16/48	572
825,000	Regal Rexnord Corp. 144A, 6.05%, 4/15/28 (b)	833
825,000	Regal Rexnord Corp. 144A, 6.40%, 4/15/33 (b)	842
1,050,000	Union Pacific Corp., 4.95%, 5/15/53	1,062

		19,694

Consumer Goods (3%)
1,360,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (b)	1,207
740,000	Anheuser-Busch InBev Worldwide Inc., 8.00%, 11/15/39	966
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,210
1,320,000	Coca-Cola Co., 2.60%, 6/01/50	951
1,150,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (b)	1,007
1,280,000	Kraft Heinz Foods Co., 4.38%, 6/01/46	1,121
2,165,000	Land O’ Lakes Inc. 144A, 7.00% (b)(d)	1,850

Principal or Shares	Security Description	Value (000)
1,850,000	NIKE Inc., 3.38%, 3/27/50 (e)	$1,527

		9,839

Energy (7%)
600,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (b)	604
1,745,000	Canadian Natural Resources Ltd., 6.25%, 3/15/38	1,863
445,000	Cenovus Energy Inc., 6.75%, 11/15/39	484
630,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (b)	604
1,800,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (b)	1,759
1,200,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,430
1,200,000	Energy Transfer LP, 5.40%, 10/01/47	1,070
2,500,000	Energy Transfer LP, 5.50%, 6/01/27	2,538
900,000	Energy Transfer LP, 5.75%, 2/15/33	919
550,000	EQT Corp., 5.68%, 10/01/25	549
1,075,000	EQT Corp., 5.70%, 4/01/28	1,081
950,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.88%, 4/15/30	952
1,000,000	Hess Corp., 7.30%, 8/15/31	1,126
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	779
950,000	MPLX LP, 5.65%, 3/01/53	911
410,000	Parsley Energy LLC/Parsley Finance Corp. 144A, 4.13%, 2/15/28 (b)	390
1,100,000	PDC Energy Inc., 5.75%, 5/15/26	1,069
1,425,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	1,434
825,000	Venture Global Calcasieu Pass LLC 144A, 6.25%, 1/15/30 (b)	837
575,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (b)	534
1,175,000	Western Midstream Operating LP, 6.15%, 4/01/33	1,196
1,550,000	Williams Cos. Inc., 3.75%, 6/15/27	1,497
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	2,661

		26,287

Financial Services (14%)
410,000	Aircastle Ltd., 4.13%, 5/01/24	402
1,795,000	Ally Financial Inc., 3.88%, 5/21/24	1,748
1,851,000	American Express Co., 8.15%, 3/19/38	2,376
1,690,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (b)	1,301
1,950,000	Ares Capital Corp., 3.25%, 7/15/25	1,808
1,300,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (a)(b)	1,257
1,100,000	Ashtead Capital Inc. 144A, 5.50%, 8/11/32 (b)	1,088
2,400,000	Banco Santander SA, 2.75%, 12/03/30	1,906
875,000	Bank of New York Mellon Corp., (U.S. Secured Overnight Financing Rate + 1.169%), 4.54%, 2/01/29 (a)	870
2,075,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,937
605,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	530
1,350,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.290%), 2.64%, 3/03/26 (a)	1,265
915,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 2.080%), 5.47%, 2/01/29 (a)	901
2,300,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 2.107%), 2.57%, 6/03/31 (a)	1,948
1,430,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.351%), 3.06%, 1/25/33 (a)	1,220
2,500,000	Citigroup Inc., 4.45%, 9/29/27	2,446

34   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,775,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (b)	$3,567
2,850,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 3.350%), 7.39%, 11/03/28 (a)	3,070
1,820,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	1,793
1,975,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.990%), 4.85%, 7/25/28 (a)	1,982
1,155,000	Low Income Investment Fund 2019, 3.71%, 7/01/29	1,026
1,600,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 1.069%), 1.34%, 1/12/27 (a)(b)	1,435
620,000	Mastercard Inc., 3.85%, 3/26/50	551
1,025,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.020%), 1.93%, 4/28/32 (a)	816
2,020,000	MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	1,695
1,375,000	National Bank of Canada, (U.S. Secured Overnight Financing Rate + 1.009%), 3.75%, 6/09/25 (a)	1,349
2,000,000	National Securities Clearing Corp. 144A, 5.10%, 11/21/27 (b)	2,030
2,205,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,038
1,300,000	PayPal Holdings Inc., 3.25%, 6/01/50 (e)	941
750,000	State Street Corp., (U.S. Secured Overnight Financing Rate + 1.567%), 4.82%, 1/26/34 (a)(e)	748
1,125,000	Synchrony Financial, 7.25%, 2/02/33	1,036
1,250,000	Truist Financial Corp., (U.S. Secured Overnight Financing Rate + 1.852%), 5.12%, 1/26/34 (a)	1,213
2,200,000	Westpac Banking Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%), 2.67%, 11/15/35 (a)	1,728

		50,021

Healthcare (8%)
1,230,000	AbbVie Inc., 2.95%, 11/21/26	1,168
3,120,000	Amgen Inc., 3.15%, 2/21/40	2,431
1,500,000	Amgen Inc., 5.60%, 3/02/43	1,545
2,000,000	Baxter International Inc., 2.27%, 12/01/28	1,748
700,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (b)	672
1,625,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	1,476
895,000	Cigna Group, 4.90%, 12/15/48	842
1,250,000	Cigna Group, 5.69%, 3/15/26	1,258
1,850,000	CVS Health Corp., 5.30%, 12/05/43	1,807
740,000	Dignity Health, 4.50%, 11/01/42	652
975,000	Elevance Health Inc., 5.13%, 2/15/53	970
950,000	Eli Lilly & Co., 4.88%, 2/27/53	994
1,825,000	GE HealthCare Technologies Inc. 144A, 5.65%, 11/15/27 (b)	1,885
965,000	Gilead Sciences Inc., 2.80%, 10/01/50	662
750,000	Humana Inc., 5.50%, 3/15/53	766
550,000	Jazz Securities DAC 144A, 4.38%, 1/15/29 (b)	506
1,300,000	Merck & Co. Inc., 2.35%, 6/24/40	961
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	185
955,000	PeaceHealth Obligated Group 2020, 1.38%, 11/15/25	872
1,200,000	Perrigo Finance Unlimited Co., 4.40%, 6/15/30	1,085
1,620,000	Royalty Pharma PLC, 2.20%, 9/02/30	1,329
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	280
1,825,000	Teva Pharmaceutical Finance Netherlands III BV, 5.13%, 5/09/29 (e)	1,695

Principal or Shares	Security Description	Value (000)
516,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	$515
970,000	UnitedHealth Group Inc., 5.88%, 2/15/53	1,097
1,820,000	Viatris Inc., 4.00%, 6/22/50	1,182

		28,583

Household Products (1%)
975,000	Haleon U.S. Capital LLC, 3.38%, 3/24/27	931
1,300,000	Haleon U.S. Capital LLC, 3.63%, 3/24/32	1,194
1,250,000	Kenvue Inc. 144A, 5.35%, 3/22/26 (b)	1,284

		3,409

Insurance (4%)
1,400,000	First American Financial Corp., 2.40%, 8/15/31	1,089
2,115,000	Jackson National Life Global Funding 144A, 2.65%, 6/21/24 (b)(e)	2,035
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (b)	665
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (b)	2,337
1,265,000	New York Life Insurance Co. 144A, 5.88%, 5/15/33 (b)	1,345
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (b)	588
1,500,000	Nippon Life Insurance Co. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 2.90%, 9/16/51 (a)(b)	1,236
1,700,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (b)	1,566
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (b)	609
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (b)	514
2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (b)	2,276

		14,260

Leisure (1%)
1,150,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (b)	1,046
500,000	Mattel Inc. 144A, 3.38%, 4/01/26 (b)	473
1,875,000	Warnermedia Holdings Inc. 144A, 4.28%, 3/15/32 (b)	1,667
1,355,000	Warnermedia Holdings Inc. 144A, 5.14%, 3/15/52 (b)	1,084

		4,270

Media (3%)
1,820,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 6/01/41	1,245
1,025,000	Cogent Communications Group Inc. 144A, 7.00%, 6/15/27 (b)	1,016
1,860,000	Comcast Corp., 2.89%, 11/01/51	1,273
766,000	Comcast Corp., 6.50%, 11/15/35	884
1,760,000	Fox Corp., 5.58%, 1/25/49	1,637
575,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (b)(e)	369
1,365,000	Paramount Global, 5.85%, 9/01/43	1,171
1,450,000	Time Warner Cable LLC, 6.75%, 6/15/39	1,411
2,000,000	Walt Disney Co., 2.75%, 9/01/49	1,391

		10,397

Real Estate (3%)
1,885,000	American Tower Corp., 5.50%, 3/15/28	1,945

Semi-Annual Report    35

            Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
70,000	Healthpeak OP LLC, 3.40%, 2/01/25	$68
1,575,000	Healthpeak OP LLC, 5.25%, 12/15/32	1,591
800,000	National Retail Properties Inc., 3.90%, 6/15/24	787
1,125,000	Ontario Teachers’ Cadillac Fairview Properties Trust 144A, 2.50%, 10/15/31 (b)	915
1,050,000	Physicians Realty LP, 2.63%, 11/01/31	835
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,347
1,750,000	Starwood Property Trust Inc. 144A, 3.75%, 12/31/24 (b)	1,638
360,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	353
770,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (b)	684
980,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (b)	691

		10,854

Retail (3%)
1,300,000	AutoZone Inc., 4.75%, 2/01/33	1,292
1,250,000	Dick’s Sporting Goods Inc., 3.15%, 1/15/32 (e)	1,037
2,000,000	Home Depot Inc., 4.50%, 12/06/48	1,899
1,325,000	Lowe’s Cos. Inc., 5.13%, 4/15/50	1,272
600,000	Newell Brands Inc., 6.38%, 9/15/27 (e)	593
1,425,000	Nordstrom Inc., 4.25%, 8/01/31	1,060
1,775,000	Target Corp., 4.50%, 9/15/32	1,789
1,400,000	Walmart Inc., 4.50%, 9/09/52	1,388
1,355,000	Walmart Inc., 4.50%, 4/15/53	1,345

		11,675

Service (2%)
2,185,000	American University 2019, 3.67%, 4/01/49	1,811
1,850,000	California Institute of Technology, 3.65%, 9/01/19	1,317
1,150,000	Ford Foundation 2020, 2.82%, 6/01/70	720
1,540,000	Georgetown University B, 4.32%, 4/01/49	1,375
1,180,000	President and Fellows of Harvard College, 2.52%, 10/15/50	815

		6,038

Technology (6%)
1,305,000	Apple Inc., 2.65%, 5/11/50	928
1,200,000	Apple Inc., 3.95%, 8/08/52	1,072
515,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (b)	399
1,774,000	Broadcom Inc. 144A, 4.93%, 5/15/37 (b)	1,621
1,400,000	Dell International LLC/EMC Corp., 4.90%, 10/01/26	1,401
207,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46	255
1,075,000	Fidelity National Information Services Inc., 4.50%, 7/15/25	1,065
1,500,000	Hewlett Packard Enterprise Co., 6.10%, 4/01/26	1,513
1,450,000	Intel Corp., 5.63%, 2/10/43	1,490
2,800,000	Microsoft Corp., 2.53%, 6/01/50	1,990
1,493,000	Oracle Corp., 4.13%, 5/15/45	1,179
2,000,000	Oracle Corp., 6.50%, 4/15/38	2,186
1,345,000	QUALCOMM Inc., 4.50%, 5/20/52	1,252
2,100,000	Skyworks Solutions Inc., 3.00%, 6/01/31	1,755
1,325,000	Take-Two Interactive Software Inc., 4.00%, 4/14/32	1,248
1,435,000	VMware Inc., 2.20%, 8/15/31	1,138
1,725,000	Workday Inc., 3.80%, 4/01/32	1,575

		22,067

Telecommunications (7%)
1,575,000	Alphabet Inc., 2.05%, 8/15/50	1,005
1,750,000	Amazon.com Inc., 3.10%, 5/12/51	1,325
1,859,000	AT&T Inc., 3.50%, 9/15/53	1,335
3,800,000	AT&T Inc., 3.65%, 9/15/59	2,691

Principal or Shares	Security Description	Value (000)
1,760,000	British Telecommunications PLC 144A, 4.25%, 11/08/49 (b)	$1,356
1,100,000	Cogent Communications Group Inc. 144A, 3.50%, 5/01/26 (b)	1,024
1,500,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	1,833
1,800,000	Juniper Networks Inc., 2.00%, 12/10/30	1,444
1,325,000	NBN Co. Ltd. 144A, 1.63%, 1/08/27 (b)	1,184
1,375,000	NTT Finance Corp. 144A, 4.37%, 7/27/27 (b)	1,377
1,475,000	Orange SA, 9.00%, 3/01/31	1,863
1,450,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (b)	1,262
1,100,000	TELUS Corp., 4.60%, 11/16/48	977
2,025,000	T-Mobile USA Inc., 3.38%, 4/15/29	1,858
1,775,000	T-Mobile USA Inc., 5.65%, 1/15/53	1,832
3,467,000	Verizon Communications Inc., 2.36%, 3/15/32	2,847

		25,213

Transportation (1%)
1,297,793	American Airlines Pass-Through Trust 2019-1, AA, 3.15%, 2/15/32	1,127
1,243,369	American Airlines Pass-Through Trust 2019-1, A, 3.50%, 2/15/32	1,024

		2,151

Utility (4%)
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (b)	910
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	274
2,250,000	Duke Energy Florida LLC, 5.95%, 11/15/52	2,567
775,000	Eversource Energy, 4.20%, 6/27/24	766
1,825,000	Indiana Michigan Power Co., 5.63%, 4/01/53	1,945
660,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (b)	661
1,780,000	National Fuel Gas Co., 5.50%, 1/15/26	1,791
950,000	NextEra Energy Capital Holdings Inc., 5.00%, 2/28/30	961
675,000	Public Service Electric and Gas Co., 5.13%, 3/15/53	700
300,623	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (b)	281
1,755,000	Southern California Edison Co., (Secured Overnight Financing Rate + 0.830%), 5.67%, 4/01/24 (a)	1,747
1,300,000	Tampa Electric Co., 3.88%, 7/12/24	1,279
1,575,000	TransAlta Corp., 7.75%, 11/15/29	1,656
585,000	Tucson Electric Power Co., 5.50%, 4/15/53	598

		16,136

Total Corporate Bond (Cost - $356,289)		323,867

Foreign Government (0%)
1,885,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (b)
	(Cost - $1,883)	1,628

Mortgage Backed (1%)
2,000,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.064%), 6.95%, 2/15/38 (a)(b)	1,718
1,995,037	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.430%), 6.38%, 5/15/36 (a)(b)	1,966

Total Mortgage Backed (Cost - $4,001)		3,684

Municipal (1%)
1,200,000	Bay Area Toll Authority, 3.55%, 4/01/54	968

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,050,000	Michigan Finance Authority D, 5.02%, 11/01/43	$1,004

Total Municipal (Cost - $2,250)		1,972

Investment Company (4%)

9,633,089	Payden Cash Reserves Money Market Fund*	9,633
589,623	Payden Emerging Market Corporate Bond Fund*	4,994

Total Investment Company (Cost - $14,633)		14,627

Total Investments (Cost - $395,300) (99%)		360,847
Other Assets, net of Liabilities (1%)		4,566

Net Assets (100%)		$365,413

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Perpetual security with no stated maturity date.
(e)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $6,166 and the total market value of the collateral held by the Fund is $6,351. Amounts in 000s.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	95	Jun-23	$12,507	$561	$561
U.S. Treasury 10-Year Note Future	40	Jun-23	4,608	140	140
U.S. Ultra Bond Future	35	Jun-23	4,949	208	208

					909

Short Contracts:
U.S. Treasury 10-Year Ultra Future	124	Jun-23	(15,060)	(521)	(521)

Total Futures					$388

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$6,166
Non-cash Collateral[2]	(6,166)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    37

            Payden Strategic Income Fund

The Fund seeks a high level of total return combined with income generation that is consistent with preservation of capital.

Portfolio Composition - percent of investments
U.S. Treasury	31%
Corporate Bond	31%
Mortgage Backed	10%
Asset Backed	9%
Open Futures Contracts	6%
Other	13%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
450,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.200%), 6.15%, 6/15/36 (a)(b)	$438
400,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.650%), 7.60%, 6/15/36 (a)(b)	367
213,950	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (b)	190
1,000,000	BDS Ltd. 2021-FL7 144A, (1 mo. LIBOR USD + 2.350%), 7.31%, 6/16/36 (a)(b)	929
700,000	Blackrock European CLO VII DAC 7A 144A, (3 mo. EURIBOR + 1.300%), 4.48%, 10/15/31 EUR (a)(b)(c)	737
450,000	BlueMountain CLO Ltd. 2015-3A 144A, (3 mo. LIBOR USD + 2.600%), 7.85%, 4/20/31 (a)(b)	381
600,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.700%), 7.65%, 8/19/38 (a)(b)	518
500,000	Carlyle CLO Ltd. C17A 144A, (3 mo. LIBOR USD + 2.800%), 8.10%, 4/30/31 (a)(b)	456
230,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (b)	216
360,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (b)	308
600,000	CIFC European Funding CLO II DAC 2A 144A, (3 mo. EURIBOR + 0.900%), 4.08%, 4/15/33 EUR (a)(b)(c)	646
675,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 CAD (b)(c)	462
1,176,725	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (b)	1,054
700,000	Dryden CLO Ltd. 2018-55A 144A, (3 mo. LIBOR USD + 1.020%), 6.28%, 4/15/31 (a)(b)	694
400,000	Dryden XXVI Senior Loan Fund 2013-26A 144A, (3 mo. LIBOR USD + 5.540%), 10.80%, 4/15/29 (a)(b)	357
1,050,000	FS RIALTO 2021-FL2 144A, (1 mo. LIBOR USD + 2.050%), 7.00%, 5/16/38 (a)(b)	964
194,607	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (b)	187
222,731	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 2.10%, 2/26/29 (b)	209
370,616	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 6.45%, 5/15/36 (a)(b)	372
317,500	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 2.000%), 6.95%, 5/15/36 (a)(b)	319
400,000	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 2.450%), 7.40%, 5/15/36 (a)(b)	398

Principal or Shares	Security Description	Value (000)
399,552	Man GLG Euro CLO VI DAC 6A 144A, (3 mo. EURIBOR + 0.810%), 3.99%, 10/15/32 EUR (a)(b)(c)	$430
250,000	Montmartre Euro CLO DAC 2020-2A 144A, (3 mo. EURIBOR + 0.960%), 4.14%, 7/15/34 EUR (a)(b)(c)	267
1,200,000	Neuberger Berman Loan Advisers CLO Ltd. 2019-33A 144A, (3 mo. LIBOR USD + 1.080%), 6.34%, 10/16/33 (a)(b)	1,185
500,000	Neuberger Berman Loan Advisers Euro CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 1.030%), 4.21%, 4/15/34 EUR (a)(b)(c)	538
300,000	North Westerly V Leveraged Loan Strategies CLO DAC V-A 144A, (3 mo. EURIBOR + 2.200%), 5.40%, 7/20/34 EUR (a)(b)(c)	308
500,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (b)	495
550,000	Palmer Square European CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 2.070%), 5.25%, 4/15/35 EUR (a)(b)(c)	569
396,675	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (b)	346
535,363	RR 24 Ltd. 2022-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.400%), 7.39%, 1/15/32 (a)(b)	537
430,515	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (b)	421
168,966	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (b)	167
175,466	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (b)	168
600,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 4.88%, 1/14/32 EUR (a)(b)(c)	640
450,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 2.250%), 7.52%, 1/23/32 (a) (b)	433
875,000	THL Credit Wind River CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 1.080%), 6.34%, 4/15/31 (a)(b)	858
300,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 3/15/38 (a)(b)	281
300,000	Voya Euro CLO III DAC 3A 144A, (3 mo. EURIBOR + 0.920%), 4.10%, 4/15/33 EUR (a) (b)(c)	323
540,375	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (b)	455

Total Asset Backed (Cost - $19,997)		18,623

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Bank Loans(d) (2%)
454,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 14.21%, 11/01/25	$482
441,563	MIC Glen LLC Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 7/21/28	429
560,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 11.77%, 7/20/29	520
655,895	Numericable U.S. LLC Term Loan B14-EXT 1L, (3 mo. Term Secured Overnight Financing Rate + 5.500%), 10.49%, 8/15/28	619
380,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 8.02%, 12/11/26	370
470,813	Standard Industries Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 7.33%, 9/22/28	471
760,000	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 2/05/27	746

Total Bank Loans (Cost - $3,719)		3,637

Corporate Bond (33%)
Financial (16%)
675,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26	606
145,000	Air Lease Corp., 2.30%, 2/01/25	137
750,000	American Tower Corp., 5.50%, 3/15/28 (e)	774
560,000	American Tower Corp., 3.95%, 3/15/29	530
725,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (b)	558
230,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	230
540,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (b)	540
925,000	Banco Bilbao Vizcaya Argentaria SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.700%), 6.14%, 9/14/28 (a)	946
400,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (a)	352
300,000	Bank Leumi Le-Israel BM 144A, 5.13%, 7/27/27 (b)(e)(f)	298
500,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.290%), 5.08%, 1/20/27 (a)	499
350,000	Barclays PLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.867%), 6.13% (a)(g)	301
800,000	Barclays PLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.431%), 8.00% (a)(g)	703
325,000	Blackstone Private Credit Fund, 4.70%, 3/24/25 (e)	314
625,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	548
250,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 2.074%), 2.22%, 6/09/26 (a)(b)	233
875,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.337%), 2.36%, 7/29/32 (a)	632
375,000	Charles Schwab Corp. G, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (a)(g)	359

Principal or Shares	Security Description	Value (000)
690,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (b)	$514
500,000	Citigroup Inc., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.209%), 7.38% (a)(g)	495
500,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (a)	506
500,000	Compass Group Diversified Holdings LLC 144A, 5.25%, 4/15/29 (b)	451
900,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (b)	792
750,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.730%), 3.09%, 5/14/32 (a)(b)	602
300,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 5.020%), 9.02%, 11/15/33 (a)(b)	357
700,000	Crown Castle Inc., 4.80%, 9/01/28	701
600,000	Crown Castle Inc., 5.10%, 5/01/33	602
400,000	CubeSmart LP, 2.25%, 12/15/28	347
460,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (b)	431
350,000	Fifth Third Bank N.A., (U.S. Secured Overnight Financing Rate + 1.230%), 5.85%, 10/27/25 (a)	348
470,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	467
400,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (b)	378
500,000	General Motors Financial Co. Inc. A, (3 mo. LIBOR USD + 3.598%), 5.75% (a)(g)	426
650,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (b)	591
550,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	482
1,125,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (a)	969
500,000	HSBC Holdings PLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.858%), 8.00% (a)(e)(g)	498
500,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 1.970%), 6.16%, 3/09/29 (a)	515
430,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	388
550,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.850%), 2.08%, 4/22/26 (a)	518
750,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	579
430,000	Mitsubishi UFJ Financial Group Inc., 3.41%, 3/07/24	423
850,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.550%), 5.06%, 9/12/25 (a)	846
1,100,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.200%), 2.51%, 10/20/32 (a)	906
1,175,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.290%), 2.94%, 1/21/33 (a)	998
345,000	Owl Rock Capital Corp., 3.75%, 7/22/25	319
525,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	400
505,000	Realty Income Corp., 4.60%, 2/06/24	505
550,000	Royal Bank of Canada, 1.60%, 1/21/25	522
750,000	Royal Bank of Canada, 5.00%, 2/01/33	756

Semi-Annual Report    39

            Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
775,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 2.328%), 5.81%, 9/09/26 (a)	$769
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	415
625,000	Spirit Realty LP, 2.10%, 3/15/28	528
350,000	Synchrony Financial, 7.25%, 2/02/33	322
825,000	Toronto-Dominion Bank, 3.77%, 6/06/25	806
370,000	VICI Properties LP/VICI Note Co. Inc. 144A, 5.63%, 5/01/24 (b)	369
950,000	Volkswagen Group of America Finance LLC 144A, 3.95%, 6/06/25 (b)	931
585,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.600%), 1.65%, 6/02/24 (a)	583

		30,915

Industrial (11%)
405,000	AbbVie Inc., 2.60%, 11/21/24	391
350,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (b)	319
418,643	American Airlines Class A Pass-Through Trust 2019-1, A, 3.50%, 2/15/32	345
200,000	ams-OSRAM AG 144A, 6.00%, 7/31/25 EUR (b)(c)	205
300,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (b)	300
450,000	Ashtead Capital Inc. 144A, 5.55%, 5/30/33 (b)	448
600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 6.33%, 6/12/24 (a)	604
500,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (b)	480
500,000	Boeing Co., 1.43%, 2/04/24	486
200,000	BRF SA 144A, 5.75%, 9/21/50 (b)	125
192,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (b)	149
42,000	Carrier Global Corp., 2.24%, 2/15/25	40
50,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	50
450,000	Centene Corp., 4.25%, 12/15/27	430
825,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	554
700,000	CVS Health Corp., 5.63%, 2/21/53	704
300,000	Dell International LLC/EMC Corp., 5.75%, 2/01/33 (e)	304
275,000	Eco Material Technologies Inc. 144A, 7.88%, 1/31/27 (b)	264
140,000	Equifax Inc., 2.60%, 12/15/25	132
250,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (b)	203
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	619
385,000	GATX Corp., 4.35%, 2/15/24	381
550,000	General Motors Co., 5.60%, 10/15/32	539
725,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (b)(e)	558
525,000	Global Payments Inc., 1.20%, 3/01/26	471
300,000	Graphic Packaging International LLC 144A, 1.51%, 4/15/26 (b)	269
260,000	HCA Inc., 3.50%, 9/01/30	234
500,000	John Deere Capital Corp., 3.40%, 6/06/25	490
250,000	Kontoor Brands Inc. 144A, 4.13%, 11/15/29 (b)	213
200,000	Land O’ Lakes Inc. 144A, 7.00% (b)(g)	171
580,000	Lennar Corp., 4.75%, 11/29/27	575
475,000	Lockheed Martin Corp., 4.95%, 10/15/25	483
250,000	Lockheed Martin Corp., 5.10%, 11/15/27	260

Principal or Shares	Security Description	Value (000)
830,000	Mercedes-Benz Finance North America LLC 144A, 3.65%, 2/22/24 (b)	$819
675,000	Nissan Motor Co. Ltd. 144A, 3.04%, 9/15/23 (b)	667
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	419
600,000	Oracle Corp., 6.15%, 11/09/29	637
650,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV 144A, 5.13%, 4/30/31 (b)	580
400,000	Regal Rexnord Corp. 144A, 6.40%, 4/15/33 (b)	408
310,000	Sinclair Television Group Inc. 144A, 4.13%, 12/01/30 (b)	247
500,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (b)	468
800,000	Stellantis Finance U.S. Inc. 144A, 1.71%, 1/29/27 (b)	716
500,000	T-Mobile USA Inc., 2.63%, 4/15/26	469
700,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (b)	601
500,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (b)	475
450,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (b)	451
775,000	VMware Inc., 2.20%, 8/15/31	615
525,000	Warnermedia Holdings Inc. 144A, 5.14%, 3/15/52 (b)	420
470,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (b)	406

		20,194

Utility (6%)
425,000	American Electric Power Co. Inc., 2.03%, 3/15/24	412
350,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (b)	352
550,000	BP Capital Markets America Inc., 4.81%, 2/13/33	560
445,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (b)	419
350,000	Diamondback Energy Inc., 4.25%, 3/15/52	277
975,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (b)	788
225,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (b)(f)	208
400,000	Energy Transfer LP, 5.75%, 2/15/33	408
255,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	212
475,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (b)(f)	451
270,000	Kinder Morgan Inc., 2.00%, 2/15/31	220
755,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (b)	742
180,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (b)	170
330,000	National Fuel Gas Co., 5.50%, 1/15/26	332
210,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (b)	197
340,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (b)	317
675,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	622
385,000	Petroleos Mexicanos, 6.49%, 1/23/27	345
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	296
735,000	Phillips 66 Co. 144A, 2.45%, 12/15/24 (b)	703
270,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 8.97% (a)(g)	240
200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	200
285,000	Southwestern Energy Co., 4.75%, 2/01/32	252

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
330,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	$306
464,865	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (b)	395
475,000	Tucson Electric Power Co., 5.50%, 4/15/53	486
300,000	Valaris Ltd. 144A, 8.38%, 4/30/30 (b)	300
400,000	Var Energi ASA 144A, 8.00%, 11/15/32 (b)	434
445,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (b)	432
250,000	Western Midstream Operating LP, 6.15%, 4/01/33	254

		11,330

Total Corporate Bond (Cost - $67,312)		62,439

Foreign Government (2%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (b)	143
350,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (b)	357
830,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (b)(c)	562
450,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (b)	430
300,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (b)	259
350,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (b)	287
250,000	Mexico Government International Bond, 6.34%, 5/04/53	258
360,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (b)	363
500,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	350
400,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (b)	306
575,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (b)	469
700,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (b)(c)	537
250,000	Saudi Government International Bond 144A, 4.75%, 1/18/28 (b)	255

Total Foreign Government (Cost - $5,334)		4,576

Mortgage Backed (10%)
625,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 9/15/36 (a)(b)	579
290,800	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 6.75%, 6/15/38 (a)(b)	276
9,444,560	Citigroup Commercial Mortgage Trust 2018-C6, 0.93%, 11/10/51 (h)	313
700,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 6.87%, 4/25/34 (a)(b)	697
495,664	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 17.27%, 9/25/28 (a)	557
768,916	Fannie Mae Connecticut Avenue Securities 2016- C03, (1 mo. LIBOR USD + 11.750%), 16.77%, 10/25/28 (a)	856
493,874	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 15.27%, 1/25/29 (a)	529

Principal or Shares	Security Description	Value (000)
1,243,306	FN CB3622 30YR, 4.00%, 5/01/52	$1,190
1,251,373	FN CB4127 30YR, 4.50%, 7/01/52	1,225
1,276,625	FN FS1841 30YR, 4.00%, 5/01/52	1,222
1,009,011	FN MA4785 30YR, 5.00%, 10/01/52	1,004
1,680,000	FNCL, 5.50%, 30YR TBA (i)	1,694
1,261,780	FR RA7778 30YR, 4.50%, 8/01/52	1,235
653,884	FR RA7936 30YR, 5.00%, 9/01/52	652
763,798	FR SB8192 15YR, 5.00%, 10/01/37	767
300,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 9.65%, 9/25/47 (a) (b)	254
300,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 10.02%, 11/25/47 (a)(b)	258
493,378	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (1 mo. LIBOR USD + 8.800%), 13.82%, 3/25/28 (a)	502
491,781	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3, (1 mo. LIBOR USD + 9.350%), 14.37%, 4/25/28 (a)	515
330,943	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (1 mo. LIBOR USD + 10.500%), 15.52%, 5/25/28 (a)	359
492,740	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, (1 mo. LIBOR USD + 11.250%), 16.27%, 12/25/28 (a)	544
246,543	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 16.27%, 10/25/29 (a)	269
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 9.62%, 12/25/42 (a)	612
861,029	G2 MA8044 30YR, 3.50%, 5/20/52	809
485,419	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 6.42%, 1/25/34 (a)(b)	483
186,553	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 4.58%, 8/17/33 EUR (a)(b)(c)	188
785,485	Last Mile Logistics Pan Euro Finance DAC 1X, (3 mo. EURIBOR + 2.700%), 5.38%, 8/17/33 EUR (a)(c)(f)	787
34,363	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(h)	32
229,415	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (b)(h)	215
300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 15.52%, 2/25/47 (a)(b)	331
794,167	Taurus DAC 2021-UK1A 144A, (Sterling Overnight Index Average + 2.600%), 6.68%, 5/17/31 GBP (a)(b)(c)	950

Total Mortgage Backed (Cost - $20,392)		19,904

Municipal (5%)
1,750,000	California Earthquake Authority A, 5.60%, 7/01/27	1,785
910,000	California Health Facilities Financing Authority, 2.48%, 6/01/27	847
250,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (b)(j)	6
1,000,000	City of El Segundo CA, 1.98%, 7/01/29	861
740,000	City of Tempe AZ, 1.58%, 7/01/28	648
900,000	County of Alameda CA B, 3.95%, 8/01/33	866

Semi-Annual Report    41

        Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
250,000	District of Columbia Water & Sewer Authority A, 4.81%, 10/01/14	$236
505,000	Golden State Tobacco Securitization Corp. B, 2.75%, 6/01/34 (k)	413
750,000	New York State Dormitory Authority C, 1.54%, 3/15/27	677
1,000,000	New York Transportation Development Corp. A, AMT, 5.00%, 7/01/41	1,006
500,000	Redondo Beach Community Financing Authority A, 1.98%, 5/01/29	436
600,000	Regents of the University of California Medical Center Pooled Revenue Q, 4.13%, 5/15/32	584
1,000,000	State of Connecticut A, 2.42%, 7/01/27	934
425,000	Texas Natural Gas Securitization Finance Corp., 5.17%, 4/01/41	463

Total Municipal (Cost - $10,625)		9,762

U.S. Government Agency (1%)
950,000	Tennessee Valley Authority, 5.25%, 9/15/39 (Cost - $1,041)	1,025

U.S. Treasury (33%)
19,420,000	U.S. Treasury Bill, 5.06%, 7/20/23 (l)	19,209
6,240,000	U.S. Treasury Bill, 4.73%, 8/03/23 (l)	6,158
6,370,000	U.S. Treasury Bill, 4.88%, 1/25/24 (l)	6,158
7,580,000	U.S. Treasury Bill, 4.74%, 4/18/24 (l)	7,241
160,000	U.S. Treasury Bond, 2.00%, 2/15/50	114
1,940,000	U.S. Treasury Bond, 2.00%, 8/15/51 (m)(n)	1,366
770,000	U.S. Treasury Note, 2.75%, 7/31/23 (m)(n)	766
1,800,000	U.S. Treasury Note, 0.38%, 10/31/23	1,760
2,160,000	U.S. Treasury Note, 3.00%, 6/30/24	2,120
3,990,000	U.S. Treasury Note, 4.13%, 1/31/25	3,984
7,000,000	U.S. Treasury Note, 4.50%, 11/15/25	7,107
1,770,000	U.S. Treasury Note, 3.88%, 1/15/26	1,773
4,810,000	U.S. Treasury Note, 3.50%, 1/31/28	4,805
640,000	U.S. Treasury Note, 1.38%, 11/15/31	544
10,000	U.S. Treasury Note, 2.75%, 8/15/32	10
70,000	U.S. Treasury Note, 4.13%, 11/15/32	74

Total U.S. Treasury (Cost - $63,746)		63,189

Stocks (1%)
Preferred Stock (1%)
1	Juniper Receivables 2021-2 DAC Holding Class R-1 Notes, 0.00%	423

Principal or Shares	Security Description	Value (000)
40,000	Morgan Stanley, 6.50%(g)	$1,046

Total Stocks (Cost - $1,840)		1,469

Investment Company (3%)
3,110,367	Payden Cash Reserves Money Market Fund*	3,110
102,041	Payden Emerging Market Corporate Bond Fund*	862
396,660	Payden Emerging Markets Local Bond Fund*	1,908

Total Investment Company (Cost - $5,860)		5,880

Total Investments (Cost - $199,866) (100%)		190,504
Other Assets, net of Liabilities (0%)		736

Net Assets (100%)		$191,240

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $2,405 and the total market value of the collateral held by the Fund is $2,461. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)	Perpetual security with no stated maturity date.
(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security was purchased on a delayed delivery basis.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Payment of principal and/or interest is insured against default by a monoline insurer.
(l)	Yield to maturity at time of purchase.
(m)	All or a portion of the security is pledged to cover futures contract margin requirements.
(n)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
IDR 13,396,000	USD 905	Citibank, N.A.	07/17/2023	$7
MXN 6,872	USD 374	HSBC Bank USA, N.A.	07/19/2023	2
USD 1,629	ZAR 29,780	Citibank, N.A.	07/19/2023	13
ZAR 27,018	USD 1,461	Citibank, N.A.	07/19/2023	4

				26

Liabilities:
USD 1,472	ZAR 27,018	Citibank, N.A.	05/02/2023	(5)

42   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
USD 6,327	EUR 5,899	Citibank, N.A.	06/14/2023	$(191)
USD 2,134	CAD 2,935	HSBC Bank USA, N.A.	06/14/2023	(34)
USD 1,174	GBP 970	HSBC Bank USA, N.A.	06/14/2023	(47)
USD 408	MXN 7,510	HSBC Bank USA, N.A.	07/19/2023	(3)

				(280)

Net Unrealized Appreciation (Depreciation)				$(254)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	183	Jun-23	$37,728	$360	$360
U.S. Ultra Bond Future	6	Jun-23	848	26	26

					386

Short Contracts:
U.S. Treasury 10-Year Note Future	13	Jun-23	(1,498)	(43)	(43)
U.S. Treasury 10-Year Ultra Future	80	Jun-23	(9,716)	(332)	(332)
U.S. Treasury 5-Year Note Future	141	Jun-23	(15,474)	(348)	(348)

					(723)

Total Futures					$(337)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 40 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2028	$7,000	$(140)	$14	$(154)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year SOFR Swap, Receive Variable 4.8100% (SOFRRATE) Annually, Pay Fixed 2.7375% Annually	08/30/2034	$2,600	$47	$—	$47
10-Year SOFR Swap, Receive Variable 4.8100% (SOFRRATE) Annually, Pay Fixed 2.9360% Annually	06/28/2034	2,630	6	—	6
10-Year SOFR Swap, Receive Variable 4.8100% (SOFRRATE) Annually, Pay Fixed 3.2815% Annually	02/27/2035	3,200	(83)	—	(83)
2-Year SOFR Swap, Receive Fixed 2.7400% Annually, Pay Variable 4.8100% (SOFRRATE) Annually	08/30/2026	11,900	(39)	—	(39)
2-Year SOFR Swap, Receive Fixed 2.8300% Annually, Pay Variable 4.3100% (SOFRRATE) Annually	06/29/2026	11,766	(33)	—	(33)
5-Year SOFR Swap, Receive Fixed 3.3330% (SOFRRATE) Annually, Pay Variable 4.8100% Annually	02/27/2027	13,500	123	—	123

			$21	$—	$21

Semi-Annual Report    43

            Payden Strategic Income Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,405
Non-cash Collateral[2]	(2,405)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

44   Payden Mutual Funds

            Payden Absolute Return Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Corporate Bond	39%
Asset Backed	25%
Mortgage Backed	19%
Foreign Government	7%
U.S. Treasury	5%
Other	5%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (24%)
365,416	Allegro CLO II-S Ltd. 2014-1RA 144A, (3 mo. LIBOR USD + 1.080%), 6.34%, 10/21/28 (a)(b)	$363
3,000,000	Allegro CLO V Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 1.450%), 6.71%, 10/16/30 (a)(b)	2,894
2,100,000	Allegro CLO X Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 3.700%), 8.95%, 7/20/32 (a)(b)	2,000
800,000	Allegro CLO XII Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 3.600%), 8.86%, 1/21/32 (a)(b)	761
1,500,000	American Credit Acceptance Receivables Trust 2022-4 144A, 6.75%, 10/13/26 (a)	1,512
1,500,000	Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.864%), 6.75%, 9/15/34 (a)(b)	1,487
2,139,500	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	1,899
728,465	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.16%, 2/16/37 (a)(b)	719
2,350,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.464%), 6.36%, 2/16/37 (a)(b)	2,305
2,100,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 6.81%, 2/16/37 (a)(b)	2,078
250,000	Bosphorus CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.010%), 3.96%, 12/12/32 EUR (a)(b)(c)	270
3,300,000	Bridgepoint CLO 2 DAC 2A 144A, (3 mo. EURIBOR + 0.900%), 4.08%, 4/15/35 EUR (a) (b)(c)	3,532
1,400,000	Bridgepoint CLO 3 DAC 3A 144A, (3 mo. EURIBOR + 3.400%), 6.58%, 1/15/36 EUR (a) (b)(c)	1,421
1,925,000	Carlyle CLO Ltd. C17A 144A, (3 mo. LIBOR USD + 2.800%), 8.10%, 4/30/31 (a)(b)	1,754
1,569,151	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,490
1,188,750	CARS-DB4 LP 2020-1A 144A, 3.19%, 2/15/50 (a)	1,120
2,800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	2,632
1,000,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (a)	901
970,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	830
1,450,000	Cedar Funding XIV CLO Ltd. 2021-14A 144A, (3 mo. LIBOR USD + 1.850%), 7.11%, 7/15/33 (a)(b)	1,384

Principal or Shares	Security Description	Value (000)
2,100,000	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 3.014%), 7.93%, 8/20/35 (a)(b)	$1,979
3,200,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 5.68%, 1/25/52 CAD (a)(c)	2,167
2,395,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (a)	2,075
1,150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (a)	971
1,700,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 3.48%, 4/15/49 (a)	1,372
2,000,000	Diamond Issuer 2021-1A 144A, 3.79%, 11/20/51 (a)	1,629
1,764,000	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 2.66%, 4/25/51 (a)	1,529
2,058,000	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 3.15%, 4/25/51 (a)	1,721
1,053,250	Driven Brands Funding LLC 2019-1A 144A, 4.64%, 4/20/49 (a)	997
1,270,750	Driven Brands Funding LLC 2020-2A 144A, 3.24%, 1/20/51 (a)	1,098
650,000	Dryden 39 Euro CLO DAC 2015-39A 144A, (3 mo. EURIBOR + 0.950%), 4.13%, 4/15/35 EUR (a)(b)(c)	691
3,700,000	Dryden XXVI Senior Loan Fund 2013-26A 144A, (3 mo. LIBOR USD + 1.450%), 6.71%, 4/15/29 (a)(b)	3,612
4,000,000	Exeter Automobile Receivables Trust 2022-1A, 3.02%, 6/15/28	3,733
3,000,000	Exeter Automobile Receivables Trust 2022-1A 144A, 5.02%, 10/15/29 (a)	2,550
4,500,000	Exeter Automobile Receivables Trust 2022-2A 144A, 6.34%, 10/15/29 (a)	3,800
1,900,000	Exeter Automobile Receivables Trust 2022-4A 144A, 8.23%, 3/15/30 (a)	1,581
2,700,000	Flagship Credit Auto Trust 2021-3 144A, 3.32%, 12/15/28 (a)	2,202
3,600,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 6.66%, 2/23/39 (a)(b)	3,477
3,100,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 7.06%, 2/23/39 (a)(b)	3,001
3,100,000	FS Rialto Issuer LLC 2022-FL6 144A, (1 mo. Term Secured Overnight Financing Rate + 2.580%), 7.50%, 8/17/37 (a)(b)	3,089
2,300,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 9/15/37 (a)(b)	2,177

Semi-Annual Report    45

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)
2,000,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.750%), 7.70%, 9/15/37 (a) (b)	$1,884
1,000,000	Grippen Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 1.650%), 6.90%, 1/20/30 (a)(b)	985
23,692	Halcyon Loan Advisors Funding Ltd. 2015-2A 144A, (3 mo. LIBOR USD + 1.650%), 6.91%, 7/25/27 (a)(b)	24
250,000	Henley CLO I DAC 1A 144A, (3 mo. EURIBOR + 0.950%), 4.21%, 7/25/34 EUR (a)(b)(c)	268
376,891	JPMorgan Chase Bank N.A.-CACLN 2020-1 144A, 0.99%, 1/25/28 (a)	373
1,877,064	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,174
527,061	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	507
4,350,000	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 8.48%, 12/26/28 (a)	4,122
1,500,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 9.81%, 2/26/29 (a)	1,415
2,750,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 6.37%, 2/17/39 (a)(b)	2,709
526,285	LCM XVIII LP 19A 144A, (3 mo. LIBOR USD + 1.750%), 7.01%, 7/15/27 (a)(b)	525
296,537	LMREC Inc. 2019-CRE3 144A, (1 mo. LIBOR USD + 1.400%), 6.41%, 12/22/35 (a)(b)	294
983,266	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 6.45%, 5/15/36 (a)(b)	987
2,300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 3.750%), 8.70%, 7/15/36 (a)(b)	1,981
602,046	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 0.950%), 6.22%, 4/19/30 (a)(b)	598
2,288,976	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 6.06%, 1/15/28 (a)(b)	2,274
2,600,000	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 3.39%, 11/20/50 (a)	2,387
2,350,000	OCP CLO Ltd. 2013-4A 144A, (3 mo. LIBOR USD + 1.450%), 6.72%, 4/24/29 (a)(b)	2,318
1,400,000	OCP CLO Ltd. 2017-13A 144A, (3 mo. LIBOR USD + 0.960%), 6.22%, 7/15/30 (a)(b)	1,386
2,200,000	OCP CLO Ltd. 2017-13A 144A, (3 mo. LIBOR USD + 3.100%), 8.36%, 7/15/30 (a)(b)	2,023
3,300,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	3,268
2,200,000	Palmer Square European CLO DAC 2022-1A 144A, (3 mo. EURIBOR + 3.300%), 6.51%, 1/21/35 EUR (a)(b)(c)	2,157
1,910,000	Planet Fitness Master Issuer LLC 2018-1A 144A, 4.67%, 9/05/48 (a)	1,856
1,800,000	Providus CLO IV DAC 4A 144A, (3 mo. EURIBOR + 0.820%), 4.02%, 4/20/34 EUR (a) (b)(c)	1,925
3,700,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.400%), 6.66%, 1/15/29 (a)(b)	3,632
1,836,863	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	1,795
1,090,637	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 7.38%, 5/15/32 (a)	1,067
1,300,000	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 9.97%, 5/15/32 (a)	1,240

Principal or Shares	Security Description	Value (000)
2,400,000	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 11.91%, 8/16/32 (a)	$2,354
1,162,782	Santander Bank Auto Credit-Linked Notes Series 2022-C 144A, 11.37%, 12/15/32 (a)	1,162
2,700,000	Santander Bank Auto Credit-Linked Notes Series 2022-C 144A, 14.59%, 12/15/32 (a)	2,737
2,200,000	Sound Point Euro CLO III Funding DAC 3X, (3 mo. EURIBOR + 0.950%), 4.13%, 4/15/33 EUR (b)(c)(d)	2,369
3,450,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 0.920%), 4.10%, 4/15/33 EUR (a) (b)(c)	3,706
2,400,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	2,191
3,500,000	Stack Infrastructure Issuer LLC 2021-1A 144A, 1.88%, 3/26/46 (a)	3,125
1,104,840	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.09%, 7/15/38 (a)(b)	1,094
505,516	Symphony CLO XVII Ltd. 2016-17A 144A, (3 mo. LIBOR USD + 0.880%), 6.14%, 4/15/28 (a) (b)	503
500,000	Symphony CLO XVII Ltd. 2016-17X, (3 mo. LIBOR USD + 2.650%), 7.91%, 4/15/28 (b)(d)	502
2,450,000	Symphony CLO XVII Ltd. 2016-17A 144A, (3 mo. LIBOR USD + 2.650%), 7.91%, 4/15/28 (a) (b)	2,462
2,000,000	THL Credit Wind River CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 3.500%), 8.76%, 4/15/31 (a)(b)	1,885
1,500,000	TRTX Issuer Ltd. 2022-FL5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 6.40%, 2/15/39 (a)(b)	1,459
2,400,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	2,167
2,300,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 5.27%, 2/15/52 (a)	2,092
1,490,139	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. LIBOR USD + 0.880%), 6.14%, 4/15/27 (a)(b)	1,481
2,090,752	Vibrant CLO VII Ltd. 2017-7A 144A, (3 mo. LIBOR USD + 1.040%), 6.29%, 9/15/30 (a)(b)	2,071
3,600,000	VMC Finance LLC 2022-FL5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.900%), 6.66%, 2/18/39 (a)(b)	3,561
2,800,000	Voya CLO Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 1.060%), 6.32%, 4/15/31 (a)(b)	2,779
2,000,000	Voya Euro CLO V DAC 5A 144A, (3 mo. EURIBOR + 2.150%), 5.33%, 4/15/35 EUR (a) (b)(c)	2,068
1,041,810	Wendy’s Funding LLC 2019-1A 144A, 3.78%, 6/15/49 (a)	984
3,045,750	Wendy’s Funding LLC 2021-1A 144A, 2.37%, 6/15/51 (a)	2,567
3,800,000	Westlake Automobile Receivables Trust 2021- 1A 144A, 2.33%, 8/17/26 (a)	3,564
5,475,000	Westlake Automobile Receivables Trust 2021- 2A 144A, 2.38%, 3/15/27 (a)	5,099
2,456,250	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	2,070

Total Asset Backed (Cost - $190,072)		179,029

46   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Bank Loans(e) (1%)
2,089,500	Asurion LLC Term Loan B10 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.08%, 8/19/28	$1,948
1,800,000	Frontier Communications Corp. Term Loan B-EXIT 1L, (LIBOR USD 1-Month + 3.750%), 8.63%, 5/01/28	1,725
1,089,000	Medline Borrower LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 8.27%, 10/23/28	1,059
6,250	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 8.27%, 8/03/28	6

Total Bank Loans (Cost - $4,809)		4,738

Corporate Bond (38%)
Financial (16%)
1,300,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer 144A, 6.75%, 4/15/28 (a)	1,300
1,300,000	Ally Financial Inc., 7.10%, 11/15/27 (f)	1,344
1,300,000	American Honda Finance Corp., 0.30%, 7/07/28 EUR (c)	1,220
3,650,000	American Tower Corp., 5.50%, 3/15/28	3,766
1,350,000	Banco Mercantil del Norte SA, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (b)(d)(g)	1,180
1,200,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(b)(d)	1,053
600,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.466%), 7.13%, 7/18/33 (a)(b)(d)	585
4,075,000	Bank of America Corp., (3 mo. LIBOR USD + 1.512%), 3.71%, 4/24/28 (b)	3,867
2,550,000	Bank of America Corp., (3 mo. EURIBOR + 0.760%), 0.58%, 8/24/28 EUR (b)(c)(d)	2,420
1,700,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.990%), 6.20%, 11/10/28 (b)	1,774
2,100,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.630%), 5.20%, 4/25/29 (b)	2,115
1,975,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.220%), 2.30%, 7/21/32 (b)	1,595
3,400,000	Blackstone Holdings Finance Co. LLC 144A, 5.90%, 11/03/27 (a)	3,494
1,600,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,494
2,000,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	1,985
1,000,000	CaixaBank SA, (3 mo. EURIBOR + 1.000%), 0.75%, 5/26/28 EUR (b)(c)(d)	953
4,600,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.887%), 4.66%, 5/24/28 (b)	4,562
2,150,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.351%), 3.06%, 1/25/33 (b)	1,835
2,000,000	Corebridge Financial Inc. 144A, 3.50%, 4/04/25 (a)	1,923
1,650,000	Crown Castle Inc., 5.00%, 1/11/28	1,669
1,600,000	Deutsche Bank AG, (3 mo. EURIBOR + 1.200%), 0.75%, 2/17/27 EUR (b)(c)(d)	1,564
3,275,000	Digital Realty Trust LP, 5.55%, 1/15/28	3,289
1,250,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (a)(c)	1,241
2,900,000	Extra Space Storage LP, 5.70%, 4/01/28	2,970
1,825,000	Fiserv Inc., 5.45%, 3/02/28	1,872
2,000,000	FS KKR Capital Corp., 1.65%, 10/12/24	1,852
1,600,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	1,512
975,000	General Motors Financial Co. Inc., 5.85%, 4/06/30	975

Principal or Shares	Security Description	Value (000)
1,550,000	Global Payments Inc., 4.88%, 3/17/31 EUR (c)	$1,738
4,400,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (b)	3,789
1,500,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,451
2,275,000	Hyundai Capital America 144A, 5.50%, 3/30/26 (a)	2,286
475,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25	472
1,935,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	1,826
120,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 2/01/29	106
1,440,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (a)	1,387
700,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 5.75%, 4/01/33 (a)	672
4,200,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.990%), 4.85%, 7/25/28 (b)	4,214
2,175,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.750%), 4.57%, 6/14/30 (b)	2,125
2,000,000	Lloyds Banking Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 5.87%, 3/06/29 (b)	2,044
3,150,000	Mercedes-Benz Finance North America LLC 144A, 4.80%, 3/30/28 (a)	3,178
2,070,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(d)	1,771
3,500,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 2.240%), 6.30%, 10/18/28 (b)	3,679
1,500,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.730%), 5.12%, 2/01/29 (b)	1,508
1,850,000	Morgan Stanley, (3 mo. EURIBOR + 1.304%), 4.66%, 3/02/29 EUR (b)(c)	2,076
1,775,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.590%), 5.16%, 4/20/29 (b)	1,789
700,000	MPT Operating Partnership LP/MPT Finance Corp., 2.55%, 12/05/23 GBP (c)	848
1,150,000	MPT Operating Partnership LP/MPT Finance Corp., 2.50%, 3/24/26 GBP (c)	1,143
675,000	MPT Operating Partnership LP/MPT Finance Corp., 0.99%, 10/15/26 EUR (c)	532
100,000	MPT Operating Partnership LP/MPT Finance Corp., 3.38%, 4/24/30 GBP (c)	81
2,125,000	NatWest Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.350%), 5.85%, 3/02/27 (b)	2,152
480,000	Navient Corp., 6.75%, 6/15/26	468
940,000	Navient Corp., 5.50%, 3/15/29	810
1,400,000	OneMain Finance Corp., 7.13%, 3/15/26	1,366
500,000	OneMain Finance Corp., 6.63%, 1/15/28	464
900,000	Owl Rock Capital Corp., 3.40%, 7/15/26	807
1,000,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	848
3,207,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 1.249%), 2.49%, 1/06/28 (b)	2,815
4,000,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,521
2,200,000	SBA Tower Trust 144A, 6.60%, 1/15/28 (a)	2,312
3,450,000	Synchrony Bank, 5.40%, 8/22/25	3,293
1,300,000	Synchrony Financial, 7.25%, 2/02/33	1,197
2,600,000	VICI Properties LP, 4.38%, 5/15/25	2,537
2,217,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.980%), 4.81%, 7/25/28 (b)	2,199

Semi-Annual Report    47

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,175,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.020%), 5.39%, 4/24/34 (b)	$1,196
700,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 144A, 7.13%, 2/15/31 (a)(f)	718

		120,827

Industrial (16%)
1,120,000	Adient Global Holdings Ltd. 144A, 8.25%, 4/15/31 (a)	1,149
1,200,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (a)	935
1,100,000	American Medical Systems Europe BV, 1.38%, 3/08/28 EUR (c)	1,091
1,650,000	Amgen Inc., 5.15%, 3/02/28	1,689
450,000	Asbury Automotive Group Inc. 144A, 5.00%, 2/15/32 (a)	388
900,000	Ashtead Capital Inc. 144A, 5.55%, 5/30/33 (a)	896
600,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (a)	505
200,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 6/01/33 (a)	159
1,500,000	CDW LLC/CDW Finance Corp., 2.67%, 12/01/26	1,364
1,050,000	Centene Corp., 3.38%, 2/15/30	928
1,500,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	1,400
830,000	Central Parent Inc./CDK Global Inc. 144A, 7.25%, 6/15/29 (a)	823
3,100,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, 2/01/32	2,362
1,075,000	Coherent Corp. 144A, 5.00%, 12/15/29 (a)	969
1,475,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	1,442
595,000	Coty Inc. 144A, 6.50%, 4/15/26 (a)	594
1,300,000	CSC Holdings LLC 144A, 11.25%, 5/15/28 (a)	1,297
2,750,000	CVS Health Corp., 5.13%, 2/21/30	2,799
1,300,000	Daimler Truck Finance North America LLC 144A, 5.13%, 1/19/28 (a)	1,310
1,500,000	Delta Air Lines Inc./SkyMiles IP Ltd. 144A, 4.75%, 10/20/28 (a)	1,458
1,175,000	Entegris Escrow Corp. 144A, 5.95%, 6/15/30 (a)	1,118
2,225,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 4.63%, 1/15/29 (a)	1,950
300,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (a)	243
1,400,000	FMG Resources August 2006 Pty Ltd. 144A, 5.88%, 4/15/30 (a)	1,359
600,000	FMG Resources August 2006 Pty Ltd. 144A, 6.13%, 4/15/32 (a)	581
2,305,000	Ford Motor Credit Co. LLC, 4.13%, 8/04/25	2,185
1,860,000	Ford Motor Credit Co. LLC, 6.95%, 3/06/26	1,879
450,000	Ford Motor Credit Co. LLC, 4.27%, 1/09/27	417
800,000	Ford Motor Credit Co. LLC, 7.35%, 11/04/27	825
1,250,000	General Mills Inc., 3.91%, 4/13/29 EUR (c)	1,390
3,075,000	General Motors Financial Co. Inc., 6.00%, 1/09/28	3,140
600,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (a)	388
2,300,000	HCA Inc., 5.38%, 9/01/26	2,318
1,725,000	Heathrow Funding Ltd., 1.50%, 10/12/25 EUR (c)(d)	1,801

Principal or Shares	Security Description	Value (000)
2,750,000	Hewlett Packard Enterprise Co., 5.90%, 10/01/24	$2,780
2,225,000	Humana Inc., 5.75%, 3/01/28	2,322
2,523,000	Hyundai Capital America 144A, 2.00%, 6/15/28 (a)	2,148
900,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (c)(d)	902
1,775,000	Intel Corp., 4.88%, 2/10/26	1,799
2,500,000	Jabil Inc., 4.25%, 5/15/27	2,440
641,000	Jabil Inc., 3.60%, 1/15/30	590
3,000,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (a)	2,626
1,225,000	Kaiser Aluminum Corp. 144A, 4.63%, 3/01/28 (a)	1,083
2,400,000	MARB BondCo PLC, 3.95%, 1/29/31 (d)	1,765
1,100,000	Marriott International Inc., 4.90%, 4/15/29	1,094
2,000,000	Mars Inc. 144A, 4.55%, 4/20/28 (a)	2,020
1,750,000	McDonald’s Corp., 0.25%, 10/04/28 EUR (c)(d)	1,625
1,800,000	Medline Borrower LP 144A, 3.88%, 4/01/29 (a)	1,577
1,500,000	Meritage Homes Corp. 144A, 3.88%, 4/15/29 (a)	1,352
950,000	NBM U.S. Holdings Inc., 7.00%, 5/14/26 (d)	926
1,200,000	NBM U.S. Holdings Inc., 6.63%, 8/06/29 (d)	1,082
1,700,000	NCR Corp. 144A, 5.13%, 4/15/29 (a)	1,472
2,200,000	Open Text Corp. 144A, 3.88%, 12/01/29 (a)	1,852
2,800,000	Oracle Corp., 2.80%, 4/01/27	2,610
2,400,000	Oracle Corp., 6.15%, 11/09/29	2,548
1,700,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 5.88%, 11/15/27 (a)	1,732
700,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (a)	633
200,000	Renesas Electronics Corp. 144A, 2.17%, 11/25/26 (a)	178
1,700,000	Rentokil Initial PLC, 0.50%, 10/14/28 EUR (c) (d)	1,590
1,700,000	Rolls-Royce PLC 144A, 5.75%, 10/15/27 (a)	1,698
1,765,000	Sealed Air Corp./Sealed Air Corp. U.S. 144A, 6.13%, 2/01/28 (a)	1,793
2,000,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (a)	1,842
1,700,000	Standard Industries Inc. 144A, 4.38%, 7/15/30 (a)	1,469
2,650,000	Starbucks Corp., 4.75%, 2/15/26	2,675
2,500,000	Stellantis Finance U.S. Inc. 144A, 1.71%, 1/29/27 (a)	2,238
1,100,000	Tenet Healthcare Corp., 4.63%, 6/15/28	1,044
1,500,000	Tenet Healthcare Corp. 144A, 6.13%, 6/15/30 (a)	1,485
3,700,000	T-Mobile USA Inc., 3.75%, 4/15/27	3,565
1,450,000	T-Mobile USA Inc., 4.95%, 3/15/28	1,466
2,800,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (a)	2,402
1,905,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	1,810
1,225,000	Verisk Analytics Inc., 5.75%, 4/01/33	1,292
2,150,000	Verizon Communications Inc., 4.25%, 10/31/30 EUR (c)	2,437
2,650,000	Verizon Communications Inc., 2.36%, 3/15/32	2,176
2,600,000	VMware Inc., 1.80%, 8/15/28	2,216
2,975,000	Warnermedia Holdings Inc. 144A, 3.76%, 3/15/27 (a)	2,805
750,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	647

		118,958

Utility (6%)
730,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 8.25%, 12/31/28 (a)	710

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
400,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 5.88%, 6/30/29 (a)	$360
1,470,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (a)	1,479
1,550,000	BP Capital Markets America Inc., 4.81%, 2/13/33	1,578
1,600,000	Comstock Resources Inc. 144A, 6.75%, 3/01/29 (a)	1,450
775,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (a)	682
900,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (a)	898
2,100,000	Energy Transfer LP, 5.55%, 2/15/28	2,143
2,100,000	Exelon Corp., 5.15%, 3/15/28	2,148
1,000,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	999
850,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.88%, 4/15/30	852
1,600,000	Geopark Ltd., 5.50%, 1/17/27 (d)	1,329
2,435,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(d)	2,313
600,000	Kosmos Energy Ltd., 7.13%, 4/04/26 (d)	537
1,100,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	952
850,000	Nabors Industries Ltd. 144A, 7.50%, 1/15/28 (a)	775
1,000,000	NextEra Energy Capital Holdings Inc., 6.05%, 3/01/25	1,017
1,362,000	ONEOK Inc., 6.10%, 11/15/32 (f)	1,425
535,000	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25	534
2,800,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	2,579
2,800,000	PDC Energy Inc., 5.75%, 5/15/26	2,722
1,500,000	Petroleos Mexicanos, (3 mo. EURIBOR + 2.400%), 5.08%, 8/24/23 EUR (b)(c)(d)	1,650
1,400,000	Petroleos Mexicanos, 3.63%, 11/24/25 EUR (c) (d)	1,409
600,000	Petroleos Mexicanos, 5.35%, 2/12/28	499
1,800,000	Petroleos Mexicanos 144A, 10.00%, 2/07/33 (a)	1,673
2,200,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	2,115
1,200,000	TransAlta Corp., 7.75%, 11/15/29	1,261
3,600,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	3,621
2,100,000	Vistra Operations Co. LLC 144A, 5.13%, 5/13/25 (a)	2,056
875,000	Western Midstream Operating LP, 6.15%, 4/01/33	890

		42,656

Total Corporate Bond (Cost - $284,290)		282,441

Foreign Government (7%)
1,100,000	Angolan Government International Bond, 8.00%, 11/26/29 (d)	930
18,000,000	Brazil Letras do Tesouro Nacional, 13.44%, 10/01/23 BRL (c)(h)	3,416
1,875,000	Colombia Government International Bond, 4.50%, 3/15/29	1,635
875,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (a)	892
2,050,000	Dominican Republic International Bond, 6.00%, 7/19/28 (d)	2,031
350,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	334
800,000	Dominican Republic International Bond 144A, 7.05%, 2/03/31 (a)	814

Principal or Shares	Security Description	Value (000)
1,200,000	Dominican Republic International Bond, 4.88%, 9/23/32 (d)	$1,038
2,000,000	Export-Import Bank of India 144A, 5.50%, 1/18/33 (a)	2,039
1,900,000	Guatemala Government Bond, 3.70%, 10/07/33 (d)	1,593
2,600,000	Ivory Coast Government International Bond, 6.38%, 3/03/28 (d)	2,495
900,000	Ivory Coast Government International Bond, 5.25%, 3/22/30 EUR (c)(d)	813
275,000	Ivory Coast Government International Bond, 6.13%, 6/15/33 (d)	233
1,300,000	Mexico Government International Bond, 6.35%, 2/09/35	1,395
700,000	Mongolia Government International Bond, 5.13%, 4/07/26 (d)	646
1,000,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	923
1,700,000	Mongolia Government International Bond, 3.50%, 7/07/27 (d)	1,416
980,000	Mongolia Government International Bond 144A, 3.50%, 7/07/27 (a)	816
271,000	Mongolia Government International Bond 144A, 8.65%, 1/19/28 (a)	275
1,300,000	Morocco Government International Bond 144A, 5.95%, 3/08/28 (a)	1,337
975,000	Morocco Government International Bond 144A, 6.50%, 9/08/33 (a)	1,015
975,000	Nigeria Government International Bond, 6.50%, 11/28/27 (d)	780
1,650,000	Nigeria Government International Bond, 6.13%, 9/28/28 (d)	1,263
800,000	Oman Government International Bond, 6.50%, 3/08/47 (d)	752
1,200,000	Oman Government International Bond, 6.75%, 1/17/48 (d)	1,163
1,975,000	Paraguay Government International Bond, 3.85%, 6/28/33 (d)	1,735
123,600,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	6,055
2,300,000	Republic of Uzbekistan International Bond, 5.38%, 2/20/29 (d)	2,133
1,900,000	Republic of Uzbekistan International Bond, 3.70%, 11/25/30 (d)	1,558
3,000,000	Romanian Government International Bond 144A, 6.63%, 2/17/28 (a)	3,125
1,100,000	Romanian Government International Bond, 3.62%, 5/26/30 EUR (c)(d)	1,041
1,300,000	Romanian Government International Bond 144A, 1.75%, 7/13/30 EUR (a)(c)	1,073
1,100,000	Romanian Government International Bond, 2.12%, 7/16/31 EUR (c)(d)	900
1,250,000	Serbia International Bond, 1.00%, 9/23/28 EUR (c)(d)	1,066
2,300,000	Serbia International Bond 144A, 1.00%, 9/23/28 EUR (a)(c)	1,961

Total Foreign Government (Cost - $52,356)		50,691

Mortgage Backed (19%)
3,300,000	280 Park Avenue Mortgage Trust 2017-280P 144A, (1 mo. LIBOR USD + 1.536%), 6.43%, 9/15/34 (a)(b)	2,968

Semi-Annual Report    49

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)
603,271	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 0.830%), 5.79%, 12/18/37 (a)(b)	$593
600,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.750%), 6.71%, 12/18/37 (a)(b)	579
3,000,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.850%), 7.80%, 9/15/36 (a)(b)	2,762
1,020,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 6.80%, 10/15/36 (a)(b)	997
1,657,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.114%), 7.00%, 10/15/36 (a)(b)	1,613
2,550,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.414%), 7.30%, 10/15/36 (a)(b)	2,473
2,310,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 2.214%), 7.10%, 10/15/37 (a)(b)	2,203
1,260,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 7.75%, 10/15/37 (a)(b)	1,197
3,300,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 1.952%), 6.90%, 5/15/38 (a)(b)	3,102
900,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 3.952%), 8.90%, 5/15/38 (a)(b)	845
872,399	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 2.350%), 7.30%, 6/15/38 (a)(b)	825
2,900,000	BX Trust 2018-GW 144A, (1 mo. LIBOR USD + 2.420%), 7.37%, 5/15/35 (a)(b)	2,796
3,600,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.164%), 7.05%, 2/15/38 (a)(b)	3,003
799,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. LIBOR USD + 3.250%), 8.20%, 12/15/37 (a)(b)	765
15,390,030	Cantor Commercial Real Estate Lending 2019- CF1, 1.29%, 5/15/52 (i)	719
2,779,476	Cassia SRL 2022-1A 144A, (3 mo. EURIBOR + 2.500%), 5.15%, 5/22/34 EUR (a)(b)(c)	2,966
2,209,317	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.120%), 6.07%, 6/15/34 (a)(b)	2,183
2,580,514	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 6.45%, 6/15/34 (a)(b)	2,505
3,314,968	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 7.00%, 6/15/34 (a)(b)	3,104
1,588,009	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 7.30%, 6/15/34 (a)(b)	1,437
2,811,353	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 7.05%, 11/15/37 (a)(b)	2,741
1,965,981	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 7.71%, 11/15/37 (a)(b)	1,923
1,867,682	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 8.44%, 11/15/37 (a)(b)	1,824

Principal or Shares	Security Description	Value (000)
5,600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 9.37%, 7/25/31 (a)(b)	$5,861
31,354	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 7.17%, 9/25/31 (a)(b)	31
7,349,921	Connecticut Avenue Securities Trust 2019-R05 144A, (1 mo. LIBOR USD + 4.100%), 9.12%, 7/25/39 (a)(b)	7,432
4,183,192	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 7.17%, 11/25/39 (a)(b)	4,174
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 14.27%, 11/25/39 (a)(b)	4,195
2,457,576	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 7.07%, 1/25/40 (a)(b)	2,465
3,550,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 3.250%), 8.27%, 1/25/40 (a)(b)	3,453
1,900,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 8.67%, 2/25/40 (a)(b)	1,926
1,736,149	DBGS Mortgage Trust 2018-BIOD 144A, (1 mo. LIBOR USD + 2.000%), 6.95%, 5/15/35 (a) (b)	1,661
3,106,793	DBGS Mortgage Trust 2018-BIOD 144A, (1 mo. LIBOR USD + 2.500%), 7.45%, 5/15/35 (a) (b)	2,942
2,830,957	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 2.850%), 7.80%, 7/15/38 (a)(b)	2,698
2,342,861	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 3.700%), 8.65%, 7/15/38 (a)(b)	2,212
1,400,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 4.100%), 9.12%, 3/25/31 (b)	1,516
2,900,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 8.02%, 9/25/49 (a)(b)	2,881
2,087,723	Freddie Mac STACR REMIC Trust 2022-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 6.12%, 2/25/42 (a)(b)	2,075
538,878	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 6.72%, 1/25/50 (a)(b)	536
519,869	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 6.92%, 1/25/50 (a)(b)	519
1,400,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 2.300%), 7.32%, 1/25/50 (a)(b)	1,376
2,273,311	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 8.12%, 3/25/50 (a)(b)	2,328
1,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 9.12%, 3/25/50 (a)(b)	1,020

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
704,663	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 7.62%, 10/25/50 (a)(b)	$716
615,991	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 5.97%, 11/25/48 (a)(b)	611
2,500,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.250%), 7.27%, 2/25/49 (a) (b)	2,429
1,350,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 4.350%), 9.37%, 3/25/49 (a)(b)	1,412
1,242,577	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 16.27%, 10/25/29 (b)	1,356
1,950,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 9.62%, 12/25/42 (b)	1,988
1,296,829	Frost CMBS DAC 2021-1A 144A, (Sterling Overnight Index Average + 2.900%), 6.99%, 11/20/33 GBP (a)(b)(c)	1,472
114,433	JP Morgan Mortgage Trust 2017-5 144A, 3.31%, 10/26/48 (a)(i)	111
750,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 6.25%, 12/15/37 (a)(b)	719
1,312,500	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. Term Secured Overnight Financing Rate + 1.664%), 6.55%, 12/15/37 (a)(b)	1,256
2,250,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. Term Secured Overnight Financing Rate + 2.164%), 7.05%, 12/15/37 (a)(b)	2,137
4,067,178	LCCM 2017-LC26 144A, 1.68%, 7/12/50 (a)(i)	190
2,752,316	Life Mortgage Trust 2021-BMR 144A, (1 mo. Term Secured Overnight Financing Rate + 2.464%), 7.35%, 3/15/38 (a)(b)	2,594
1,994,076	Med Trust 2021-MDLN 144A, (1 mo. LIBOR USD + 5.250%), 10.20%, 11/15/38 (a)(b)	1,843
3,900,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 1.614%), 6.50%, 3/15/36 (a)(b)	3,522
1,600,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 1.864%), 6.75%, 3/15/36 (a)(b)	1,425
3,400,000	RIAL Issuer Ltd. 2022-FL8 144A, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.14%, 1/19/37 (a)(b)	3,300
1,484,360	SMR Mortgage Trust 2022-IND 144A, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 9.89%, 2/15/39 (a)(b)	1,377
12,221	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 6.67%, 4/25/43 (a)(b)	12
5,388,435	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 7.42%, 2/25/47 (a)(b)	5,385
2,650,000	TPGI Trust 2021-DGWD 144A, (1 mo. LIBOR USD + 2.350%), 7.30%, 6/15/26 (a)(b)	2,492
984,045	TTAN 2021-MHC 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 3/15/38 (a)(b)	932
1,200,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 0.875%), 5.82%, 12/15/34 (a)(b)	1,139

Principal or Shares	Security Description	Value (000)
450,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 1.775%), 6.72%, 12/15/34 (a)(b)	$422
5,572,294	Wells Fargo Commercial Mortgage Trust 2018- C46, 1.09%, 8/15/51 (i)	136

Total Mortgage Backed (Cost - $141,771)		136,400

U.S. Government Agency (2%)
11,000,000	Federal Home Loan Bank Discount Notes, 4.77%, 5/26/23 (h)	10,965
3,100,000	Federal Home Loan Bank Discount Notes, 4.75%, 6/02/23 (h)	3,087

Total U.S. Government Agency (Cost - $14,051)		14,052

U.S. Treasury (5%)
2,000,000	U.S. Treasury Bill, 4.59%, 5/04/23 (h)	1,999
16,900,000	U.S. Treasury Bill, 4.95%, 8/17/23 (h)	16,650
9,800,000	U.S. Treasury Bill, 5.03%, 8/24/23 (h)	9,645
9,300,000	U.S. Treasury Bill, 5.05%, 8/31/23 (h)	9,146
3,000,000	U.S. Treasury Bill, 5.00%, 10/19/23 (h)	2,931

Total U.S. Treasury (Cost - $40,376)		40,371

Stocks (1%)
Common Stock (0%)
100	Santander Consumer Auto Receivables Trust 2021-B(j)	1,993
85	United Auto Credit Securitization Trust 2022-2(j)	548

		2,541

Preferred Stock (1%)
110	Flagship Credit Auto Trust, 0.00%	1,682
100	Santander Consumer Auto Receivables Trust 2021-C, 0.00%	1,293

		2,975

Total Stocks (Cost - $9,841)		5,516

Investment Company (1%)
8,690,212	Payden Cash Reserves Money Market Fund *
	(Cost - $8,690)	8,690

Purchase Options (0%)
Total Purchase Options (Cost - $365)		94

Total Investments (Cost - $746,621) (98%)		722,022
Other Assets, net of Liabilities (2%)		16,074

Net Assets (100%)		$738,096

Semi-Annual Report    51

            Payden Absolute Return Bond Fund continued

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $2,022 and the total market value of the collateral held by the Fund is $2,106. Amounts in 000s.

(g)	Perpetual security with no stated maturity date.
(h)	Yield to maturity at time of purchase.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Non-income producing

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
NASDAQ 100 E-MINI	50	$20	$10700	06/16/2023	$20	Put
S&P 500 Index	58	59	3700	06/16/2023	74	Put

Total Purchase Options					$94

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CZK 24,390	USD 1,096	HSBC Bank USA, N.A.	05/16/2023	$45
EUR 370	USD 400	Citibank, N.A.	06/14/2023	8
EUR 10,044	USD 11,078	HSBC Bank USA, N.A.	07/20/2023	42
IDR 55,617,000	USD 3,720	Barclays Bank PLC	07/13/2023	64
MXN 86,064	USD 4,701	Barclays Bank PLC	07/19/2023	7
USD 5,531	CAD 7,380	BNP PARIBAS	07/24/2023	75
USD 2,422	AUD 3,478	Citibank, N.A.	05/10/2023	120
USD 5,945	ZAR 108,690	Citibank, N.A.	07/19/2023	49
USD 7,296	AUD 10,846	HSBC Bank USA, N.A.	06/13/2023	105

				515

Liabilities:
CLP 1,186,895	USD 1,483	BNP PARIBAS	05/10/2023	(16)
JPY 739,500	USD 5,602	BNP PARIBAS	07/24/2023	(101)
JPY 315,700	USD 2,430	Citibank, N.A.	05/10/2023	(108)
MYR 16,250	USD 3,732	Barclays Bank PLC	07/18/2023	(68)
USD 2,234	EUR 2,090	Barclays Bank PLC	06/14/2023	(75)
USD 50,536	EUR 47,068	Citibank, N.A.	06/14/2023	(1,471)
USD 3,236	BRL 16,710	Citibank, N.A.	07/10/2023	(67)
USD 2,327	CAD 3,200	HSBC Bank USA, N.A.	06/14/2023	(38)
USD 3,404	GBP 2,814	HSBC Bank USA, N.A.	06/14/2023	(136)
USD 4,562	MXN 84,049	HSBC Bank USA, N.A.	07/19/2023	(36)

				(2,116)

Net Unrealized Appreciation (Depreciation)				$(1,601)

52   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Bobl Future	38	Jun-23	$4,940	$120	$120
Long Gilt Future	89	Jun-23	11,348	1	1
U.S. Treasury 2-Year Note Future	105	Jun-23	21,647	(9)	(9)
U.S. Treasury 5-Year Note Future	1,001	Jun-23	109,852	11	11
U.S. Ultra Bond Future	26	Jun-23	3,677	54	54

					177

Short Contracts:
Euro-Bund Future	136	Jun-23	(20,315)	(405)	(405)
Euro-Schatz Future	532	Jun-23	(61,948)	(587)	(587)
U.S. Treasury 10-Year Note Future	84	Jun-23	(9,677)	6	6
U.S. Treasury 10-Year Ultra Future	472	Jun-23	(57,326)	(1,431)	(1,431)

					(2,417)

Total Futures					$(2,240)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 40 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2028	USD 88,600	$(1,772)	$221	$(1,993)
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	06/20/2028	EUR 12,600	(451)	291	(742)

			$(2,223)	$512	$(2,735)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year SOFR Swap, Receive Fixed 1.517% Annually, Pay Variable 4.800% (SOFRRATE) Annually	03/03/2032	USD 21,639	$(2,869)	$—	$(2,869)
10-Year SOFR Swap, Receive Fixed 1.615% Annually, Pay Variable 4.800% (SOFRRATE) Annually	03/04/2032	USD 10,823	(1,348)	—	(1,348)
5-Year MXIBTIIE Swap, Receive Fixed 8.652% 28 Days, Pay Variable 11.529% (MXIBTIIE) 28 Days	04/17/2028	MXN 165,600	48	—	48

			$(4,169)	$—	$(4,169)

Semi-Annual Report    53

            Payden Absolute Return Bond Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,022
Non-cash Collateral[2]	(2,022)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

54   Payden Mutual Funds

            Payden Floating Rate Fund

The Fund seeks a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

Portfolio Composition - percent of investments
Bank Loans	85%
Corporate Bond	6%
Mortgage Backed	3%
Asset Backed	3%
Investment Company	3%

Schedule of Investments - April 30, 2023 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (3%)
400,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 7.74%, 1/25/52 CAD (a)(b)	$271
450,000	LoanCore Issuer Ltd. 2018-CRE1 144A, (1 mo. LIBOR USD + 2.950%), 7.90%, 5/15/28 (b)(c)	451
1,200,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 8.12%, 4/19/30 (b)(c)	1,155
500,000	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 11.91%, 8/16/32 (b)	491
840,000	Santander Bank Auto Credit-Linked Notes Series 2022-C 144A, 14.59%, 12/15/32 (b)	852
Total Asset Backed (Cost - $3,279)		3,220
Bank Loans(d) (85%)
Automotive (3%)
497,500	American Axle & Manufacturing Inc. Term Loan B 1L, (6 mo. Term Secured Overnight Financing Rate + 3.500%), 8.46%, 12/13/29	497
1,000,000	Clarios Global LP Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 3.75%, 4/17/30	999
1,485,000	Driven Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 7.95%, 12/15/28	1,459
		2,955
Basic Industry (10%)
500,000	American Airlines Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.750%), 8.15%, 2/15/28	487
250,000	American Airlines Inc. Term Loan 1L, (LIBOR USD 3-Month + 4.750%), 10.00%, 4/20/28	252
571,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 14.21%, 11/01/25	606
1,039,099	Dun & Bradstreet Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 8.27%, 2/06/26	1,039
3,720	Griffon Corp. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 2.500%), 7.55%, 1/24/29	4
1,433,571	II-VI Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 7.85%, 7/02/29	1,431
1,196,169	Madison Iaq LLC Term Loan 1L, (LIBOR USD 3-Month + 3.250%), 8.30%, 6/21/28	1,154
1,050,000	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.80%, 8/14/26	1,048

Principal or Shares	Security Description	Value (000)
1,032,840	SCIH Salt Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.000%), 9.02%, 3/16/27	$1,013
1,257,600	SRS Distribution Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 6/02/28	1,203
1,277,420	TK Elevator Midco Gmbh Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 8.60%, 7/30/27	1,249
687,644	Transdigm Inc. Term Loan H 1L, (3 mo. Term Secured Overnight Financing Rate + 2.250%), 8.15%, 2/22/27	689
1,284,088	VM Consolidated Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.35%, 3/24/28	1,285
		11,460
Consumer Goods (1%)
587,972	UTZ Quality Foods LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.10%, 1/20/28	587
Energy (4%)
1,306,725	CQP Holdco LP Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 8.66%, 6/05/28	1,306
1,050,000	Par Petroleum LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 9.24%, 2/28/30	1,034
972,500	PG&E Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 8.06%, 6/23/25	973
302,143	Talen Energy Supply LLC Term Loan TLC-EXIT 1L, (1 mo. Term Secured Overnight Financing Rate + 4.500%), 4.75%, 5/27/30	293
372,857	Talen Energy Supply LLC Term Loan TLB-EXIT 1L, (1 mo. Term Secured Overnight Financing Rate + 4.500%), 5.00%, 5/27/30	362
448,869	TerraForm Power Operating LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 7.50%, 5/21/29	444
		4,412
Financial Services (8%)
1,481,250	Albion Financing 3 Sarl Term Loan B 1L, (LIBOR USD 1-Month + 5.250%), 10.52%, 8/17/26	1,460
790,403	Allspring Buyer LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 8.19%, 11/01/28	789
1,051,150	AmWINS Group Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 7.27%, 2/19/28	1,042
1,197,000	CDK Global Inc. Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 0.033%), 9.15%, 7/06/29	1,197

Semi-Annual Report    55

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)
1,082,288	Entain PLC Term Loan B2 1L, (6 mo. Term Secured Overnight Financing Rate + 2.500%), 8.44%, 10/31/29	$1,088
1,039,140	Naked Juice LLC Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 3.250%), 8.25%, 1/24/29	930
483,750	Nexus Buyer LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 8.83%, 11/09/26	458
588,038	Starwood Property Mortgage LLC Term Loan B3 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.33%, 7/24/26	572
1,154,637	Trans Union LLC Term Loan B6 1L, (LIBOR USD 1-Month + 2.250%), 7.27%, 12/01/28	1,153
		8,689

Healthcare (9%)
107,971	AthenaHealth Group Inc. Term Loan B-DD 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 3.50%, 2/15/29	102
1,372,338	AthenaHealth Group Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.46%, 2/15/29	1,291
1,226,739	Embecta Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 7.79%, 3/30/29	1,211
797,153	Jazz Financing Lux Sarl Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 5/05/28	797
988,759	Medline Borrower LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 8.27%, 10/23/28	961
972,114	Owens & Minor Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.750%), 8.79%, 3/29/29	966
1,317,647	Padagis LLC Term Loan B 1L, (LIBOR USD 3-Month + 4.750%), 9.97%, 7/06/28	1,258
1,482,008	Radiology Partners Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.250%), 9.35%, 7/09/25	1,099
700,000	Select Medical Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 7.53%, 3/06/25	699
1,480,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 8.02%, 12/11/26	1,442
		9,826

Insurance (5%)
1,344,233	Acrisure LLC Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 2/15/27	1,288
623,418	Alliant Holdings Intermediate LLC Term Loan B4 1L, (LIBOR USD 1-Month + 3.500%), 8.51%, 11/05/27	619
1,353,990	AssuredPartners Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 2/12/27	1,333
1,342,366	Asurion LLC Term Loan B8 1L, (LIBOR USD 1-Month + 3.250%), 8.27%, 12/23/26	1,258
350,000	Asurion LLC Term Loan B4 2L, (LIBOR USD 1-Month + 5.250%), 10.27%, 1/20/29	292
1,209,479	HUB International Ltd. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 8.02%, 4/25/25	1,208
		5,998

Principal or Shares	Security Description	Value (000)

Leisure (10%)
350,000	Caesars Entertainment Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 8.33%, 2/06/30	$349
1,303,199	Carnival Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 8.02%, 6/30/25	1,299
1,550,818	Fertitta Entertainment LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.98%, 1/26/29	1,512
1,481,250	Flynn Restaurant Group LP Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.250%), 9.35%, 12/01/28	1,442
698,237	IRB Holding Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 8.08%, 12/15/27	688
589,500	MajorDrive Holdings IV LLC Term Loan B 1L, (LIBOR USD 3-Month + 4.000%), 9.00%, 6/01/28	574
1,492,500	Scientific Games Holdings LP Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 2.500%), 8.42%, 4/04/29	1,473
1,132,420	Scientific Games International Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 7.98%, 4/13/29	1,131
406,364	SRAM LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 7.77%, 5/18/28	401
1,137,613	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 2/05/27	1,117
560,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 12.52%, 2/04/28	517
1,175,760	United PF Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 4.000%), 9.16%, 12/30/26	945
		11,448

Media (11%)
1,488,750	ABG Intermediate Holdings 2 LLC Term Loan B1 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 8.48%, 12/21/28	1,470
748,087	Advantage Sales & Marketing Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.500%), 9.72%, 10/28/27	642
623,438	Altice Financing SA Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 4.000%), 9.99%, 10/29/27	613
605,036	Banijay Entertainment SAS Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 8.69%, 3/01/25	603
1,049,054	CSC Holdings LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 7.45%, 4/15/27	930
967,725	Diamond Sports Group LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.250%), 8.00%, 8/24/26	24
208,875	E.W. Scripps Co. Term Loan B3 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 7.85%, 1/07/28	201
1,247,775	Endurance International Group Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 8.79%, 2/10/28	1,173
1,083,265	Gray Television Inc. Term Loan D 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 7.92%, 12/01/28	1,062

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,000,000	Lamar Media Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.500%), 6.51%, 2/05/27	$983
648,354	McGraw-Hill Education Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.750%), 9.82%, 7/28/28	627
1,380,777	MH Sub I LLC Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 8.77%, 9/13/24	1,377
1,060,000	UPC Financing Partnership Term Loan AX 1L, (LIBOR USD 1-Month + 3.000%), 7.87%, 1/31/29	1,048
600,000	Virgin Media Bristol LLC Term Loan Q 1L, (LIBOR USD 1-Month + 3.250%), 8.20%, 1/31/29	595
711,175	WMG Acquisition Corp. Term Loan G 1L, (LIBOR USD 1-Month + 2.125%), 7.15%, 1/20/28	710
		12,058

Retail (8%)
970,069	Dealer Tire Financial LLC Term Loan B2 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 9.48%, 12/14/27	968
625,000	Evergreen AcqCo 1 LP Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 5.500%), 10.66%, 4/26/28	616
700,000	Hanesbrands Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 8.73%, 3/08/30	698
1,227,324	Harbor Freight Tools USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 7.77%, 10/19/27	1,194
1,381,800	Leslie’s Poolmart Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 7.52%, 3/09/28	1,373
785,000	MIC Glen LLC Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 7/21/28	763
1,250,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 11.77%, 7/20/29	1,161
491,250	Michaels Cos. Inc. Term Loan 1L, (LIBOR USD 3-Month + 4.250%), 9.41%, 4/15/28	452
687,750	PetsMart LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.83%, 2/11/28	686
984,276	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 8.27%, 8/03/28	975
		8,886

Service (2%)
962,674	Adtalem Global Education Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.500%), 9.02%, 8/12/28	965
673,287	Cimpress PLC Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 5/17/28	649
575,460	Sabre GLBL Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.250%), 9.33%, 6/30/28	456
		2,070

Technology (6%)
1,385,325	Ahead DB Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 8.91%, 10/18/27	1,347
1,327,311	Castle U.S. Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 8.77%, 1/29/27	932

Principal or Shares	Security Description	Value (000)
1,250,000	Cloud Software Group Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 9.50%, 3/30/29	$1,172
1,385,110	Ensono LP Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 9.15%, 5/26/28	1,282
598,500	Open Text Corp. Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 8.58%, 1/31/30	599
1,349,128	Peraton Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 8.83%, 2/01/28	1,324
486,250	Presidio Holdings Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.64%, 1/22/27	485
		7,141

Telecommunications (5%)
1,372,000	Frontier Communications Corp. Term Loan B-EXIT 1L, (LIBOR USD 1-Month + 3.750%), 8.63%, 5/01/28	1,314
1,316,550	Gogo Intermediate Holdings LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 8.85%, 4/30/28	1,307
1,410,000	LCPR Loan Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 8.70%, 10/16/28	1,394
1,146,594	Numericable U.S. LLC Term Loan B14-EXT 1L, (3 mo. Term Secured Overnight Financing Rate + 5.500%), 10.49%, 8/15/28	1,082
589,500	Univision Communications Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 8.27%, 3/15/26	587
		5,684

Transportation (3%)
452,025	Delta Air Lines Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.750%), 8.80%, 10/20/27	469
241,301	First Student Bidco Inc. Term Loan C 1L, (LIBOR USD 3-Month + 3.000%), 7.73%, 7/21/28	231
645,433	First Student Bidco Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 8.14%, 7/21/28	616
623,434	Spirit Aerosystems Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.55%, 1/15/27	622
1,421,000	United Airlines Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 8.77%, 4/21/28	1,419
		3,357
Total Bank Loans (Cost - $97,956)		94,571

Corporate Bond (6%)
500,000	ARD Finance SA 144A, 6.50%, 6/30/27 (b)	410
330,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (b)	317
268,000	Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/01/25 (b)	265
450,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (b)(e)	427
850,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (b)	736
500,000	Navient Corp., 5.88%, 10/25/24	492
500,000	OneMain Finance Corp., 6.88%, 3/15/25	490
700,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	645

Semi-Annual Report    57

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)
500,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (b)	$452
750,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (b)	669
450,000	Service Properties Trust, 7.50%, 9/15/25	441
256,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 4/15/25	213
300,000	System Energy Resources Inc., 6.00%, 4/15/28	310
850,000	Tamarack Valley Energy Ltd., 7.25%, 5/10/27 CAD (a)	602
Total Corporate Bond (Cost - $6,966)		6,469

Mortgage Backed (3%)
793,062	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 17.27%, 9/25/28 (c)	891
813,563	Fannie Mae Connecticut Avenue Securities 2016- C03, (1 mo. LIBOR USD + 11.750%), 16.77%, 10/25/28 (c)	906
662,880	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (1 mo. LIBOR USD + 10.500%), 15.52%, 5/25/28 (c)	719
491,406	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1, (1 mo. LIBOR USD + 12.750%), 17.77%, 8/25/29 (c)	511
667,063	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 16.77%, 5/25/43 (b)(c)	739
Total Mortgage Backed (Cost - $3,555)		3,766

Principal or Shares	Security Description	Value (000)
Stocks (0%)
Preferred Stock (0%)
50	Santander Consumer Auto Receivables Trust 2021-C, 0.00% (Cost - $1,122)	$646
Total Stocks (Cost - $1,122)		646

Investment Company (3%)
2,835,481	Payden Cash Reserves Money Market Fund * (Cost - $2,835)	2,835

Total Investments (Cost - $115,713) (100%)		111,507
Liabilities in excess of Other Assets (0%)		(318)

Net Assets (100%)		$111,189

*	Affiliated investment.
(a)	Principal in foreign currency.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Depreciation (000s)
Liabilities:
USD 879	CAD 1,210	Citibank, N.A.	06/14/2023	$(15)

See notes to financial statements.

58   Payden Mutual Funds

            Payden High Income Fund

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

Portfolio Composition - percent of investments
Corporate Bond	79%
Bank Loans	8%
Investment Company	6%
Asset Backed	3%
Mortgage Backed	2%
Other	2%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (2%)
1,600,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 7.74%, 1/25/52 CAD (a)(b)	$1,083
1,500,000	Exeter Automobile Receivables Trust 2022-2A 144A, 6.34%, 10/15/29 (b)	1,267
1,400,000	Exeter Automobile Receivables Trust 2022-3A 144A, 9.09%, 1/15/30 (b)	1,213
1,877,064	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (b)	2,174
1,700,000	LoanCore Issuer Ltd. 2018-CRE1 144A, (1 mo. LIBOR USD + 2.950%), 7.90%, 5/15/28 (b)(c)	1,705
2,500,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 8.12%, 4/19/30 (b)(c)	2,407
1,250,000	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 9.97%, 5/15/32 (b)	1,192
2,000,000	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 11.91%, 8/16/32 (b)	1,962
1,660,000	Santander Bank Auto Credit-Linked Notes Series 2022-C 144A, 14.59%, 12/15/32 (b)	1,683
Total Asset Backed (Cost - $14,590)		14,686
Bank Loans(d) (9%)
2,200,000	ABG Intermediate Holdings 2 LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 10.98%, 12/20/29	2,046
1,500,000	Adtalem Global Education Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.500%), 9.02%, 8/12/28	1,504
2,992,335	Advantage Sales & Marketing Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.500%), 9.72%, 10/28/27	2,567
1,994,845	Advisor Group Holdings Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 4.500%), 9.52%, 7/31/26	1,986
3,503,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 14.21%, 11/01/25	3,720
1,496,222	Avis Budget Car Rental LLC Term Loan C 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 4.00%, 3/16/29	1,500
1,500,000	Caesars Entertainment Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 8.33%, 2/06/30	1,497
1,496,250	CDK Global Inc. Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 0.033%), 9.15%, 7/06/29	1,497

Principal or Shares	Security Description	Value (000)
2,000,000	Cloud Software Group Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 9.50%, 3/30/29	$1,875
1,461,972	DirectV Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 5.000%), 10.02%, 8/02/27	1,407
2,500,000	First Student Bidco Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 4.50%, 7/21/28	2,462
1,496,250	Go Daddy Operating Co. LLC Term Loan B5 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.23%, 11/09/29	1,500
159,583	Hertz Corp. Term Loan C-EXIT 1L, (LIBOR USD 1-Month + 3.250%), 7.89%, 6/30/28	159
838,284	Hertz Corp. Term Loan B-EXIT 1L, (LIBOR USD 1-Month + 3.250%), 7.89%, 6/30/28	837
1,496,250	HUB International Ltd. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 8.73%, 11/10/29	1,495
1,000,000	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 8.80%, 8/14/26	998
3,491,184	Medline Borrower LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 8.27%, 10/23/28	3,393
4,200,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 11.77%, 7/20/29	3,901
2,000,000	Naked Juice LLC Term Loan 2L, (3 mo. Term Secured Overnight Financing Rate + 6.500%), 10.90%, 1/24/30	1,545
982,500	PetsMart LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.83%, 2/11/28	979
997,487	Sinclair Television Group Inc. Term Loan B4 1L, (1 mo. Term Secured Overnight Financing Rate + 2.750%), 8.83%, 4/21/29	838
1,270,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 8.02%, 12/11/26	1,237
1,496,241	Spirit Aerosystems Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 9.55%, 1/15/27	1,493
2,505,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 12.52%, 2/04/28	2,313
2,344,095	TerraForm Power Operating LLC Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 7.50%, 5/21/29	2,321
997,500	Transdigm Inc. Term Loan H 1L, (3 mo. Term Secured Overnight Financing Rate + 2.250%), 8.15%, 2/22/27	1,000

Semi-Annual Report    59

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
2,000,000	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 7.38%, 11/22/28	$2,004
1,496,250	Uber Technologies Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 1.750%), 7.72%, 3/03/30	1,493
997,455	United Airlines Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 8.77%, 4/21/28	996
2,000,000	United Natural Foods Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.35%, 10/22/25	2,004
Total Bank Loans (Cost - $53,794)		52,567
Corporate Bond (81%)
Automotive (4%)
2,500,000	Allison Transmission Inc. 144A, 3.75%, 1/30/31 (b)	2,137
586,000	American Axle & Manufacturing Inc., 6.25%, 3/15/26	561
1,700,000	American Axle & Manufacturing Inc., 6.50%, 4/01/27 (e)	1,578
2,500,000	Ford Motor Co., 4.75%, 1/15/43	1,881
4,300,000	Ford Motor Credit Co. LLC, 2.90%, 2/10/29	3,572
2,000,000	Ford Motor Credit Co. LLC, 3.82%, 11/02/27	1,796
3,250,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	3,078
575,000	Ford Motor Credit Co. LLC, 6.80%, 5/12/28	576
200,000	Ford Motor Credit Co. LLC, 7.35%, 3/06/30	206
1,800,000	Goodyear Tire & Rubber Co., 5.25%, 7/15/31	1,554
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (a)(f)	1,002
2,500,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (b)	2,072
1,850,000	Nissan Motor Acceptance Co. LLC 144A, 1.85%, 9/16/26 (b)	1,580
1,400,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (b)	1,232
2,650,000	ZF North America Capital Inc. 144A, 7.13%, 4/14/30 (b)	2,738
		25,563
Banking (0%)
1,500,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%), 9.34% (c)(g)	1,499
1,750,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 4.20%, 6/01/32 (b)(c)	1,328
		2,827
Basic Industry (9%)
2,500,000	ARD Finance SA 144A, 6.50%, 6/30/27 (b)	2,052
3,450,000	Bombardier Inc. 144A, 7.13%, 6/15/26 (b)	3,443
3,000,000	Builders FirstSource Inc. 144A, 4.25%, 2/01/32 (b)	2,632
1,125,000	Cleveland-Cliffs Inc. 144A, 6.75%, 4/15/30 (b)	1,095
1,500,000	Coeur Mining Inc. 144A, 5.13%, 2/15/29 (b)(e)	1,238
1,355,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (b)	1,192
1,500,000	Eldorado Gold Corp. 144A, 6.25%, 9/01/29 (b)	1,396
1,500,000	FMG Resources August 2006 Pty Ltd. 144A, 4.38%, 4/01/31 (b)	1,305
875,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (b)	833
1,500,000	GrafTech Finance Inc. 144A, 4.63%, 12/15/28 (b)	1,262
2,500,000	H&E Equipment Services Inc. 144A, 3.88%, 12/15/28 (b)	2,169
2,625,000	Howmet Aerospace Inc., 3.00%, 1/15/29	2,358

Principal or Shares	Security Description	Value (000)
3,000,000	Kaiser Aluminum Corp. 144A, 4.50%, 6/01/31 (b)	$2,381
2,850,000	KBR Inc. 144A, 4.75%, 9/30/28 (b)	2,638
1,895,000	MasTec Inc. 144A, 6.63%, 8/15/29 (b)	1,726
2,350,000	Moog Inc. 144A, 4.25%, 12/15/27 (b)	2,213
1,750,000	NOVA Chemicals Corp. 144A, 4.25%, 5/15/29 (b)	1,417
2,000,000	Novelis Sheet Ingot GmbH, 3.38%, 4/15/29 EUR (a)(f)	1,907
3,000,000	SCIH Salt Holdings Inc. 144A, 6.63%, 5/01/29 (b)	2,504
2,500,000	Standard Industries Inc. 144A, 4.38%, 7/15/30 (b)	2,161
1,000,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (b)	936
3,000,000	Terex Corp. 144A, 5.00%, 5/15/29 (b)	2,794
2,500,000	TransDigm Inc., 4.88%, 5/01/29	2,275
1,225,000	TransDigm Inc. 144A, 6.75%, 8/15/28 (b)	1,246
1,000,000	Tri Pointe Homes Inc., 5.70%, 6/15/28	983
1,500,000	TriMas Corp. 144A, 4.13%, 4/15/29 (b)	1,337
3,250,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (b)	2,788
1,500,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (b)	1,504
3,000,000	VM Consolidated Inc. 144A, 5.50%, 4/15/29 (b)	2,808
		54,593
Consumer Finance (1%)
3,900,000	Synchrony Financial, 7.25%, 2/02/33	3,592
Consumer Goods (2%)
1,900,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 4.88%, 2/15/30 (b)	1,774
875,000	Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC 144A, 4.75%, 1/15/29 (b)	822
675,000	Newell Brands Inc., 5.88%, 4/01/36	574
1,800,000	Post Holdings Inc. 144A, 4.50%, 9/15/31 (b)	1,577
900,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (b)	814
1,000,000	Post Holdings Inc. 144A, 5.50%, 12/15/29 (b)	952
3,000,000	Primo Water Holdings Inc. 144A, 4.38%, 4/30/29 (b)	2,648
3,000,000	Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed 144A, 4.63%, 3/01/29 (b)	2,482
1,500,000	Winnebago Industries Inc. 144A, 6.25%, 7/15/28 (b)	1,453
		13,096
Energy (13%)
1,000,000	Apache Corp., 5.10%, 9/01/40	858
700,000	Apache Corp., 5.25%, 2/01/42	592
2,081,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (b)	2,576
6,000,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (b)	6,039
1,500,000	Comstock Resources Inc. 144A, 5.88%, 1/15/30 (b)	1,289
1,500,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (b)	1,439
1,600,000	Delek Logistics Partners LP/Delek Logistics Finance Corp. 144A, 7.13%, 6/01/28 (b)	1,459
645,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (b)	630
695,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (b)	693

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
800,000	EnQuest PLC 144A, 11.63%, 11/01/27 (b)	$758
800,000	EQM Midstream Partners LP 144A, 7.50%, 6/01/27 (b)	798
1,100,000	EQM Midstream Partners LP 144A, 7.50%, 6/01/30 (b)	1,069
2,420,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.88%, 4/15/30	2,426
1,502,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	1,249
1,500,000	Global Marine Inc., 7.00%, 6/01/28	1,219
1,125,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 6.25%, 4/15/32 (b)	1,053
1,400,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 5.00%, 2/01/28 (b)	1,307
2,500,000	Howard Midstream Energy Partners LLC 144A, 6.75%, 1/15/27 (b)	2,335
3,500,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (b)(f)	3,324
900,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (b)	805
2,400,000	Kosmos Energy Ltd. 144A, 7.50%, 3/01/28 (b)	2,018
3,350,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (b)	2,899
1,250,000	Nabors Industries Inc. 144A, 1.75%, 6/15/29 (b)	967
1,500,000	Nabors Industries Inc. 144A, 7.38%, 5/15/27 (b)	1,457
1,500,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (b)	1,416
1,599,000	Nabors Industries Ltd. 144A, 7.50%, 1/15/28 (b)	1,457
1,525,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.13%, 3/01/25	1,411
1,400,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (b)	1,316
3,400,000	Occidental Petroleum Corp., 6.20%, 3/15/40	3,495
2,000,000	Occidental Petroleum Corp., 6.60%, 3/15/46	2,137
1,000,000	Occidental Petroleum Corp., 7.88%, 9/15/31	1,135
3,000,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	2,763
2,550,000	Shelf Drilling Holdings Ltd. 144A, 8.25%, 2/15/25 (b)	2,324
1,090,000	SM Energy Co., 6.63%, 1/15/27 (e)	1,054
950,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (b)	804
890,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 4/15/25	742
2,500,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (b)	2,403
1,750,000	Tamarack Valley Energy Ltd., 7.25%, 5/10/27 CAD (a)	1,240
1,500,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	1,393
1,500,000	Transocean Inc. 144A, 7.50%, 1/15/26 (b)	1,386
1,500,000	Transocean Inc. 144A, 8.00%, 2/01/27 (b)	1,333
3,775,000	Valaris Ltd. 144A, 8.38%, 4/30/30 (b)	3,781
2,400,000	Venture Global Calcasieu Pass LLC 144A, 4.13%, 8/15/31 (b)	2,129
3,400,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (b)	3,158
4,250,000	Vital Energy Inc. 144A, 7.75%, 7/31/29 (b)(e)	3,756
		79,892
Equity Real Estate Investment Trusts (REITs) (0%)
2,000,000	Office Properties Income Trust, 2.40%, 2/01/27	1,284
Financial Services (6%)
2,600,000	Aircastle Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.410%), 5.25% (b)(c)(g)	1,900

Principal or Shares	Security Description	Value (000)
2,550,000	Ally Financial Inc. B, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.868%), 4.70% (c)(g)	$1,889
3,100,000	Compass Group Diversified Holdings LLC 144A, 5.25%, 4/15/29 (b)	2,793
2,500,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (b)	2,478
2,500,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (b)	2,377
2,000,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	1,888
1,500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	1,478
900,000	Jane Street Group/JSG Finance Inc. 144A, 4.50%, 11/15/29 (b)	806
3,650,000	Jefferson Capital Holdings LLC 144A, 6.00%, 8/15/26 (b)	3,120
2,500,000	Midcap Financial Issuer Trust 144A, 6.50%, 5/01/28 (b)	2,261
2,500,000	Nationstar Mortgage Holdings Inc. 144A, 5.13%, 12/15/30 (b)	2,050
2,000,000	Navient Corp., 5.50%, 3/15/29	1,724
1,750,000	Navient Corp., 5.63%, 8/01/33	1,314
1,000,000	Navient Corp., 5.88%, 10/25/24	984
1,000,000	OneMain Finance Corp., 4.00%, 9/15/30	756
1,000,000	OneMain Finance Corp., 5.38%, 11/15/29	842
350,000	OneMain Finance Corp., 6.63%, 1/15/28	325
2,500,000	OneMain Finance Corp., 6.88%, 3/15/25	2,450
2,500,000	PennyMac Financial Services Inc. 144A, 4.25%, 2/15/29 (b)	2,057
2,000,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (b)	1,697
2,000,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (b)	1,996
2,500,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 3.88%, 3/01/31 (b)	2,022
		39,207
Health Care Providers & Services (1%)
3,250,000	Tenet Healthcare Corp., 4.38%, 1/15/30	2,990
750,000	Tenet Healthcare Corp., 4.63%, 6/15/28	712
3,000,000	Tenet Healthcare Corp., 6.13%, 10/01/28	2,914
		6,616
Healthcare (5%)
800,000	Bausch Health Cos. Inc. 144A, 4.88%, 6/01/28 (b)	528
2,050,000	Bausch Health Cos. Inc. 144A, 6.13%, 2/01/27 (b)	1,479
1,500,000	BellRing Brands Inc. 144A, 7.00%, 3/15/30 (b)	1,538
2,200,000	CHS/Community Health Systems Inc. 144A, 5.25%, 5/15/30 (b)	1,836
2,500,000	CHS/Community Health Systems Inc. 144A, 8.00%, 12/15/27 (b)	2,480
2,500,000	DaVita Inc. 144A, 3.75%, 2/15/31 (b)	2,016
3,500,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 2.88%, 4/30/28 EUR (a)(f)	3,348
2,000,000	Owens & Minor Inc. 144A, 6.63%, 4/01/30 (b)	1,742
2,400,000	Prestige Brands Inc. 144A, 3.75%, 4/01/31 (b)	2,036
2,500,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (b)	2,260
1,900,000	Radiology Partners Inc. 144A, 9.25%, 2/01/28 (b)	843
1,000,000	RP Escrow Issuer LLC 144A, 5.25%, 12/15/25 (b)	703
2,500,000	Select Medical Corp. 144A, 6.25%, 8/15/26 (b)	2,451
3,900,000	Syneos Health Inc. 144A, 3.63%, 1/15/29 (b)	3,263
1,100,000	Tenet Healthcare Corp. 144A, 6.13%, 6/15/30 (b)	1,089

Semi-Annual Report    61

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	$1,357
		28,969
Independent Power and Renewable Electricity
Producers (0%)
2,000,000	TransAlta Corp., 7.75%, 11/15/29	2,103
Insurance (2%)
3,000,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer 144A, 6.75%, 10/15/27 (b)	2,804
1,750,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (c)(e)	1,678
2,500,000	BroadStreet Partners Inc. 144A, 5.88%, 4/15/29 (b)	2,171
3,550,000	Enstar Finance LLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.006%), 5.50%, 1/15/42 (c)	2,561
		9,214
Leisure (5%)
1,000,000	Carnival Corp. 144A, 5.75%, 3/01/27 (b)	824
2,000,000	Carnival Corp. 144A, 6.00%, 5/01/29 (b)	1,572
3,450,000	Carnival Corp. 144A, 7.63%, 3/01/26 (b)(e)	3,158
1,000,000	Carnival Corp., 10.13%, 2/01/26 EUR (a)(f)	1,153
2,500,000	CDI Escrow Issuer Inc. 144A, 5.75%, 4/01/30 (b)	2,413
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	1,422
2,500,000	Cinemark USA Inc. 144A, 5.25%, 7/15/28 (b)	2,232
2,000,000	MajorDrive Holdings IV LLC 144A, 6.38%, 6/01/29 (b)	1,582
1,300,000	NCL Corp. Ltd. 144A, 5.88%, 3/15/26 (b)	1,121
510,000	Royal Caribbean Cruises Ltd. 144A, 5.38%, 7/15/27 (b)	453
1,000,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 8/31/26 (b)	918
900,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 4/01/28 (b)	795
2,000,000	Royal Caribbean Cruises Ltd. 144A, 7.25%, 1/15/30 (b)	2,007
1,300,000	Royal Caribbean Cruises Ltd. 144A, 11.63%, 8/15/27 (b)	1,384
2,200,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo Inc. 144A, 6.63%, 3/01/30 (b)	1,954
2,550,000	Travel + Leisure Co. 144A, 4.50%, 12/01/29 (b)	2,227
4,125,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 144A, 7.13%, 2/15/31 (b)	4,229
		29,444
Media (9%)
2,300,000	Altice Financing SA 144A, 5.00%, 1/15/28 (b)	1,865
770,000	AMC Networks Inc., 4.25%, 2/15/29	534
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 2/01/31 (b)	1,230
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 1/15/34 (b)	763
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (b)	1,261
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 5/01/32	802
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 6/01/33 (b)	797
2,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 3/01/30 (b)	2,154
2,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 2/01/32 (b)	1,657

Principal or Shares	Security Description	Value (000)
2,550,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 6/01/29 (b)	$2,342
2,940,000	Cogent Communications Group Inc. 144A, 7.00%, 6/15/27 (b)	2,913
2,000,000	CSC Holdings LLC 144A, 4.13%, 12/01/30 (b)	1,438
2,600,000	CSC Holdings LLC 144A, 5.75%, 1/15/30 (b)	1,329
500,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (b)	418
1,000,000	CSC Holdings LLC 144A, 11.25%, 5/15/28 (b)	998
1,000,000	DISH DBS Corp., 5.13%, 6/01/29	462
2,300,000	DISH DBS Corp. 144A, 5.25%, 12/01/26 (b)	1,761
1,350,000	DISH DBS Corp. 144A, 5.75%, 12/01/28 (b)	962
1,000,000	DISH DBS Corp., 7.38%, 7/01/28	502
1,500,000	DISH DBS Corp., 7.75%, 7/01/26	868
1,500,000	Gen Digital Inc. 144A, 7.13%, 9/30/30 (b)	1,508
3,000,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (b)	1,926
1,000,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (b)	647
2,500,000	Lamar Media Corp., 4.88%, 1/15/29	2,366
3,000,000	LCPR Senior Secured Financing DAC 144A, 5.13%, 7/15/29 (b)	2,573
1,300,000	Match Group Holdings II LLC 144A, 3.63%, 10/01/31 (b)	1,064
1,500,000	Match Group Holdings II LLC 144A, 4.63%, 6/01/28 (b)	1,386
2,500,000	McGraw-Hill Education Inc. 144A, 8.00%, 8/01/29 (b)	2,152
3,500,000	Newfold Digital Holdings Group Inc. 144A, 6.00%, 2/15/29 (b)	2,407
2,000,000	News Corp. 144A, 5.13%, 2/15/32 (b)	1,844
2,500,000	Nexstar Media Inc. 144A, 4.75%, 11/01/28 (b)	2,200
1,700,000	Scripps Escrow Inc. 144A, 5.88%, 7/15/27 (b)	1,221
2,000,000	Sinclair Television Group Inc. 144A, 5.50%, 3/01/30 (b)(e)	1,547
3,700,000	Sirius XM Radio Inc. 144A, 4.13%, 7/01/30 (b)	2,972
2,000,000	Univision Communications Inc. 144A, 7.38%, 6/30/30 (b)	1,921
1,500,000	Virgin Media Secured Finance PLC 144A, 5.50%, 5/15/29 (b)	1,379
		54,169
Oil, Gas & Consumable Fuels (0%)
1,500,000	Crescent Energy Finance LLC 144A, 9.25%, 2/15/28 (b)	1,498
1,350,000	Var Energi ASA 144A, 8.00%, 11/15/32 (b)	1,465
		2,963
Real Estate (4%)
2,425,000	Apollo Commercial Real Estate Finance Inc. 144A, 4.63%, 6/15/29 (b)	1,839
2,100,000	Brandywine Operating Partnership LP, 7.55%, 3/15/28	1,891
3,300,000	Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC 144A, 5.00%, 6/15/29 (b)	2,604
2,500,000	Iron Mountain Inc. 144A, 4.88%, 9/15/29 (b)	2,284
1,500,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	1,445
2,950,000	Kennedy-Wilson Inc., 4.75%, 3/01/29	2,360
1,600,000	Kennedy-Wilson Inc., 4.75%, 2/01/30	1,240
3,500,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.75%, 6/15/29 (b)	2,773
2,500,000	MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 3/24/25 EUR (a)(e)	2,378
2,000,000	Service Properties Trust, 5.50%, 12/15/27	1,751
1,000,000	Service Properties Trust, 7.50%, 9/15/25	981
1,500,000	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 144A, 4.75%, 4/15/28 (b)	1,194

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,500,000	XHR LP 144A, 4.88%, 6/01/29 (b)	$2,172
		24,912
Retail (6%)
2,850,000	1011778 BC ULC/New Red Finance Inc. 144A, 4.00%, 10/15/30 (b)	2,491
2,300,000	Arko Corp. 144A, 5.13%, 11/15/29 (b)	1,866
2,000,000	Asbury Automotive Group Inc. 144A, 4.63%, 11/15/29 (b)	1,782
2,500,000	Asbury Automotive Group Inc. 144A, 5.00%, 2/15/32 (b)	2,157
1,000,000	Bath & Body Works Inc. 144A, 6.63%, 10/01/30 (b)	961
1,100,000	Bath & Body Works Inc., 6.88%, 11/01/35	997
650,000	Bath & Body Works Inc., 7.50%, 6/15/29 (e)	661
2,500,000	Dealer Tire LLC/DT Issuer LLC 144A, 8.00%, 2/01/28 (b)	2,322
3,700,000	Evergreen Acqco 1 LP/TVI Inc. 144A, 9.75%, 4/26/28 (b)	3,708
4,750,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (b)	3,852
2,000,000	FirstCash Inc. 144A, 4.63%, 9/01/28 (b)	1,830
1,750,000	FirstCash Inc. 144A, 5.63%, 1/01/30 (b)	1,627
2,000,000	Group 1 Automotive Inc. 144A, 4.00%, 8/15/28 (b)	1,777
1,000,000	Hanesbrands Inc. 144A, 9.00%, 2/15/31 (b)(e)	1,025
2,000,000	Kontoor Brands Inc. 144A, 4.13%, 11/15/29 (b)	1,702
1,300,000	Macy’s Retail Holdings LLC 144A, 5.88%, 4/01/29 (b)	1,192
1,880,000	Michaels Cos. Inc. 144A, 5.25%, 5/01/28 (b)	1,551
1,400,000	QVC Inc., 4.38%, 9/01/28	691
2,600,000	Sonic Automotive Inc. 144A, 4.88%, 11/15/31 (b)	2,102
2,000,000	Yum! Brands Inc., 5.38%, 4/01/32	1,953
		36,247
Service (3%)
2,150,000	ADT Security Corp. 144A, 4.13%, 8/01/29 (b)	1,870
2,500,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (b)	2,282
2,600,000	Carriage Services Inc. 144A, 4.25%, 5/15/29 (b)	2,157
2,900,000	Cimpress PLC, 7.00%, 6/15/26	2,432
2,240,000	Covanta Holding Corp. 144A, 4.88%, 12/01/29 (b)	1,996
2,000,000	Madison IAQ LLC 144A, 5.88%, 6/30/29 (b)	1,567
1,500,000	Neptune Bidco U.S. Inc. 144A, 9.29%, 4/15/29 (b)	1,413
2,100,000	Prime Security Services Borrower LLC/Prime Finance Inc. 144A, 6.25%, 1/15/28 (b)	1,969
2,000,000	PROG Holdings Inc. 144A, 6.00%, 11/15/29 (b)	1,802
1,000,000	United Rentals North America Inc., 3.88%, 2/15/31	881
		18,369
Technology (4%)
2,500,000	ams-OSRAM AG 144A, 7.00%, 7/31/25 (b)	2,338
4,000,000	Castle U.S. Holding Corp. 144A, 9.50%, 2/15/28 (b)	2,555
3,300,000	Consensus Cloud Solutions Inc. 144A, 6.50%, 10/15/28 (b)	2,891
1,500,000	Dun & Bradstreet Corp. 144A, 5.00%, 12/15/29 (b)	1,319
3,000,000	Elastic NV 144A, 4.13%, 7/15/29 (b)	2,598
3,500,000	NCR Corp. 144A, 5.25%, 10/01/30 (b)	2,946

Principal or Shares	Security Description	Value (000)
1,600,000	Open Text Holdings Inc. 144A, 4.13%, 12/01/31 (b)	$1,326
2,000,000	Presidio Holdings Inc. 144A, 8.25%, 2/01/28 (b)	1,885
3,500,000	Science Applications International Corp. 144A, 4.88%, 4/01/28 (b)	3,307
1,660,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (b)	1,433
		22,598
Telecommunications (3%)
6,000,000	Altice France SA 144A, 5.13%, 7/15/29 (b)	4,442
1,000,000	Frontier Communications Holdings LLC 144A, 5.88%, 10/15/27 (b)	921
1,000,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (b)	766
1,500,000	Frontier Communications Holdings LLC 144A, 6.75%, 5/01/29 (b)	1,209
2,500,000	Level 3 Financing Inc. 144A, 4.25%, 7/01/28 (b)	1,460
2,010,000	Level 3 Financing Inc. 144A, 10.50%, 5/15/30 (b)	1,926
1,350,000	Sprint Capital Corp., 8.75%, 3/15/32	1,651
2,500,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (b)	2,176
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	1,970
1,500,000	Vmed O2 UK Financing I PLC 144A, 4.25%, 1/31/31 (b)	1,245
		17,766
Transportation (1%)
760,000	American Airlines Inc. 144A, 7.25%, 2/15/28 (b)	740
1,000,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (b)	1,101
3,000,000	American Airlines Inc./AAdvantage Loyalty IP Ltd. 144A, 5.75%, 4/20/29 (b)	2,855
2,000,000	Delta Air Lines Inc., 3.75%, 10/28/29 (e)	1,792
1,700,000	Fortress Transportation and Infrastructure Investors LLC 144A, 5.50%, 5/01/28 (b)	1,560
1,000,000	Fortress Transportation and Infrastructure Investors LLC 144A, 9.75%, 8/01/27 (b)	1,042
		9,090
Utility (3%)
500,000	Calpine Corp. 144A, 4.50%, 2/15/28 (b)	467
1,500,000	Calpine Corp. 144A, 4.63%, 2/01/29 (b)	1,305
1,000,000	Calpine Corp. 144A, 5.13%, 3/15/28 (b)	925
2,500,000	Clearway Energy Operating LLC 144A, 4.75%, 3/15/28 (b)	2,374
3,000,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 EUR (a)(f)	2,625
2,500,000	NRG Energy Inc. 144A, 3.38%, 2/15/29 (b)	2,119
2,500,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (b)	2,328
1,000,000	PG&E Corp., 5.00%, 7/01/28	942
2,265,000	Talen Energy Supply LLC 144A, 8.63%, 6/01/30 (b)	2,265
2,500,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (b)	2,380
		17,730
Total Corporate Bond (Cost - $549,587)		500,244

Mortgage Backed (2%)
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 14.27%, 11/25/39 (b)(c)	4,195

Semi-Annual Report    63

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
1,982,655	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 17.27%, 9/25/28 (c)	$2,228
1,975,497	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 15.27%, 1/25/29 (c)	2,117
1,725,802	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 16.27%, 10/25/29 (c)	1,883
1,810,599	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 16.77%, 5/25/43 (b)(c)	2,006
1,550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 15.52%, 2/25/47 (b)(c)	1,712
Total Mortgage Backed (Cost - $13,185)		14,141

Municipal (1%)
5,000,000	Texas Natural Gas Securitization Finance Corp., 5.17%, 4/01/41 (Cost - $5,000)	5,449
Stocks (1%)
Common Stock (1%)
12,850	Callon Petroleum Co.(h)	426
8,800	Devon Energy Corp.	470
56,800	NexTier Oilfield Solutions Inc.(h)	459
12,450	Ovintiv Inc.	449
63,200	ProPetro Holding Corp.(h)	439
		2,243

Preferred Stock (0%)
60	Chase Auto Owner Trust, 0.00%	1,086

Principal or Shares	Security Description	Value (000)
80	Santander Consumer Auto Receivables Trust 2021-C, 0.00%	$1,034
		2,120
Total Stocks (Cost - $5,257)		4,363

Investment Company (6%)
36,940,177	Payden Cash Reserves Money Market Fund*	36,940
368,034	Payden Floating Rate Fund, SI Class*	3,522
Total Investment Company (Cost - $40,440)		40,462

Total Investments (Cost - $681,853) (102%)		631,912
Liabilities in excess of Other Assets (-2%)		(14,999)

Net Assets (100%)		$616,913

*	Affiliated investment.
(a)	Principal in foreign currency.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $8,332 and the total market value of the collateral held by the Fund is $8,945. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)	Perpetual security with no stated maturity date.
(h)	Non-income producing

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 4,865	USD 5,165	Citibank, N.A.	06/14/2023	$211

Liabilities:
USD 2,326	CAD 3,202	Citibank, N.A.	06/14/2023	(40)
USD 17,697	EUR 16,500	Citibank, N.A.	06/14/2023	(535)

				(575)

Net Unrealized Appreciation (Depreciation)				$(364)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
3-Year Interest Rate Swap, Pay Fixed 2.640% Annually, Receive Variable 2.900% (ESTRON) Annually	03/24/2025	EUR 2,500	$32	$1	$31
3-Year SOFR Swap, Receive Fixed 4.430% Annually, Pay Variable 4.800% (SOFRRATE) Annually	03/24/2025	USD 2,550	12	—	12

64   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
4-Year Interest Rate Swap, Pay Fixed 2.630% Annually, Receive Variable 2.900% (ESTRON) Annually	02/01/2026	EUR 1,000	12	—	12
4-Year SOFR Swap, Receive Fixed 4.230% Annually, Pay Variable 4.800% (SOFRRATE) Annually	02/01/2026	USD 1,030	12	1	11
6-Year Interest Rate Swap, Pay Fixed 2.650% Annually, Receive Variable 2.900% (ESTRON) Annually	04/30/2028	EUR 3,500	15	3	12
6-Year SOFR Swap, Receive Fixed 3.970% Annually, Pay Variable 4.800% (SOFRRATE) Annually	04/30/2028	USD 3,630	97	2	95
7-Year Interest Rate Swap, Pay Fixed 2.660% Annually, Receive Variable 2.900% (ESTRON) Annually	06/30/2029	EUR 3,000	9	4	5
7-Year Interest Rate Swap, Pay Fixed 2.660% Annually, Receive Variable 2.900% (ESTRON) Annually	04/15/2029	EUR 2,000	12	—	12
7-Year SOFR Swap, Receive Fixed 3.857% Annually, Pay Variable 4.800% (SOFRRATE) Annually	03/07/2030	USD 10,500	386	—	386
7-Year SOFR Swap, Receive Fixed 3.890% Annually, Pay Variable 4.800% (SOFRRATE) Annually	06/30/2029	USD 3,130	101	2	99
7-Year SOFR Swap, Receive Fixed 3.900% Annually, Pay Variable 4.800% (SOFRRATE) Annually	04/15/2029	USD 2,080	69	—	69

			$757	$13	$744

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$8,332
Non-cash Collateral[2]	(8,332)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    65

            Payden California Municipal Income Social Impact Fund

The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.

Portfolio Composition - percent of investments
General Obligation	52%
Airport/Port	8%
Healthcare	7%
Education	6%
Other	27%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
General Obligation (53%)
645,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/26	$663
455,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/28 AGM (a)	496
100,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/28 BAM (a)	102
250,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/32 BAM (a)	256
1,750,000	Antelope Valley Community College District C, 5.25%, 8/01/42	2,008
1,000,000	Azusa Unified School District D, 4.00%, 8/01/40	1,023
400,000	Beverly Hills Unified School District CA, 1.88%, 8/01/23	397
300,000	Brentwood Infrastructure Financing Authority, 4.00%, 10/01/36	311
330,000	California Community Choice Financing Authority, 5.00%, 7/01/53 (b)	351
1,050,000	California Community Choice Financing Authority, 5.00%, 12/01/53 (b)	1,114
1,350,000	California Earthquake Authority A, 5.60%, 7/01/27	1,377
1,000,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (c)	1,038
1,130,000	California State Public Works Board D, 5.00%, 5/01/23	1,130
1,000,000	California State Public Works Board B, 5.00%, 12/01/36	1,177
385,000	California State Public Works Board C, 5.25%, 10/01/33	398
1,100,000	Central Unified School District B, 4.00%, 8/01/50	1,064
305,000	Central Unified School District B, 4.30%, 8/01/36	174
1,500,000	Clovis Unified School District B, 5.00%, 8/01/47	1,635
235,000	Coronado Community Development Agency Successor Agency A, 5.00%, 9/01/33	246
1,000,000	County of Santa Barbara CA B, AMT, 5.00%, 12/01/36	1,070
950,000	Irvine Facilities Financing Authority A, 4.88%, 9/01/49 BAM (a)	268
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	536
2,000,000	Los Angeles Community College District, 1.81%, 8/01/30	1,706
1,020,000	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue A, 5.00%, 7/01/44	1,136
2,000,000	Los Angeles Unified School District QRR, 5.25%, 7/01/47	2,261
1,000,000	Mountain View-Whisman School District B, 4.00%, 9/01/38	1,024

Principal or Shares	Security Description	Value (000)
330,000	Municipal Improvement Corp. of Los Angeles C, 1.34%, 11/01/26	$298
100,000	Municipal Improvement Corp. of Los Angeles A, 5.00%, 5/01/30	102
500,000	Municipal Improvement Corp. of Los Angeles B, 5.00%, 11/01/31	545
500,000	Napa Valley Community College District, 4.00%, 8/01/23	501
1,500,000	New Jersey Economic Development Authority SSS, 5.25%, 6/15/37	1,612
1,500,000	Nuveen, CA Free Quality Municipal Income Fund, AMT A 144A, 4.31%, 10/01/47 (b)(c)	1,500
100,000	Orange County Water District A, 3.05%, 8/01/42 (b)	100
2,350,000	Orinda Union School District C, 5.00%, 6/01/23	2,350
4,800,000	Sacramento Transportation Authority Sales Tax Revenue C, 3.10%, 10/01/38 (b)	4,800
1,000,000	San Bernardino Community College District, 1.90%, 8/01/30	855
550,000	San Diego Public Facilities Financing Authority B, 5.00%, 10/15/32	584
2,800,000	San Diego Unified School District F2, 5.00%, 7/01/42	3,188
2,150,000	San Francisco Bay Area Rapid Transit District D1, 5.00%, 8/01/39	2,491
1,500,000	San Francisco Unified School District C, 5.00%, 6/15/23	1,504
1,450,000	San Jose Evergreen Community College District C, 4.00%, 9/01/45	1,479
1,500,000	San Jose Evergreen Community College District C1, 5.07%, 9/01/28	1,560
600,000	San Mateo Foster City School District B, 4.00%, 8/01/43	609
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	256
1,000,000	San Ramon Valley Unified School District, 1.67%, 8/01/28	887
680,000	Santa Monica Community College District B-1, 3.70%, 8/01/29	658
815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	837
200,000	Simi Valley Public Financing Authority A, 5.00%, 10/01/29	207
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	588
550,000	State of California, 1.70%, 2/01/28	490
2,500,000	State of California A3, 2.95%, 5/01/34 (b)	2,500
1,000,000	State of California CU, 4.85%, 12/01/46	1,095
10,000,000	State of California, 5.00%, 9/01/24	10,274
425,000	State of California, 5.00%, 10/01/28	479
1,500,000	State of California, 5.00%, 10/01/36	1,776

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,015,000	State of California, 5.00%, 9/01/52	$2,244
1,080,000	State of California, 6.00%, 3/01/30	1,190
1,625,000	Sweetwater Union High School District A1, 5.00%, 8/01/52	1,728
1,350,000	Town of Hillsborough CA A, 3.05%, 6/01/35 (b)	1,350
350,000	Union City Community Redevelopment Agency Successor Agency A, 5.00%, 10/01/35	370
Total General Obligation (Cost - $72,739)		73,968
Revenue (43%)

Airport/Port (8%)
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/24	508
750,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/25	775
250,000	City of Los Angeles Department of Airports A, AMT, 5.00%, 5/15/26	263
2,000,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/29	2,193
1,900,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/36	2,115
55,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/37	63
1,500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/37	1,645
2,000,000	City of Los Angeles Department of Airports, AMT, 5.50%, 5/15/40	2,262
400,000	City of Palm Springs CA Passenger Facility Charge Revenue, AMT, 5.00%, 6/01/26 BAM (a)	413
1,100,000	San Francisco City & County Airport Comm-San Francisco International Airport A, AMT, 5.00%, 5/01/24	1,117
		11,354
Education (6%)
2,300,000	California Educational Facilities Authority B, 3.00%, 10/01/36 (b)	2,300
1,250,000	California Infrastructure & Economic Development Bank, 4.00%, 11/01/51	1,080
1,510,000	California State University B, 1.14%, 11/01/26	1,359
245,000	Oxnard School District, 5.00%, 8/01/45 BAM (a)	254
1,735,000	University of California BI, 0.26%, 5/15/23	1,732
1,000,000	University of California Q, 4.00%, 5/15/36	1,073
		7,798
Electric & Gas (1%)
1,565,000	City of Riverside CA Electric Revenue A, 3.20%, 10/01/29 (b)	1,565
Healthcare (8%)
100,000	Abag Finance Authority for Nonprofit Corps C, 3.15%, 8/01/35 (b)	100
200,000	California Health Facilities Financing Authority A, 4.00%, 8/15/34	201
750,000	California Health Facilities Financing Authority A, 4.00%, 4/01/35	766
500,000	California Health Facilities Financing Authority A, 4.00%, 8/15/48	486
710,000	California Health Facilities Financing Authority A, 5.00%, 11/15/27	711
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	540
350,000	California Health Facilities Financing Authority A, 5.00%, 8/15/32	372

Principal or Shares	Security Description	Value (000)
1,000,000	California Health Facilities Financing Authority A, 5.00%, 11/15/32	$1,001
705,000	California Health Facilities Financing Authority, 5.00%, 11/15/49	721
650,000	California Municipal Finance Authority, 5.00%, 1/01/33 (a)	718
325,000	California Municipal Finance Authority B, 5.00%, 5/15/37 (a)	346
500,000	California Municipal Finance Authority, 5.00%, 7/01/39 (a)	546
700,000	California Public Finance Authority B, 3.15%, 8/01/52 (b)	700
1,825,000	California Statewide Communities Development Authority A, 3.15%, 8/01/35 (b)	1,825
195,000	Regents of the University of California Medical Center Pooled Revenue 2, 3.20%, 5/15/32 (b)	195
1,000,000	Regents of the University of California Medical Center Pooled Revenue P, 5.00%, 5/15/39	1,142
		10,370
Housing (4%)
489,232	California Housing Finance Agency A, 3.25%, 8/20/36	447
400,000	CSCDA Community Improvement Authority A 144A, 3.00%, 9/01/56 (c)	268
875,000	Sacramento County Housing Authority C, 3.47%, 7/15/29 (a)(b)	875
3,000,000	San Diego Housing Authority Inc. A, 3.40%, 6/01/57 (b)	3,000
1,500,000	San Diego Housing Authority Inc., 3.40%, 10/01/60 (b)	1,500
		6,090
Industrial Development/Pollution Control (1%)
370,000	Emeryville Redevelopment Agency Successor Agency A, 5.00%, 9/01/25 AGM (a)	378
885,000	Golden State Tobacco Securitization Corp., B, 3.00%, 6/01/46 (a)	829
300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	307
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	399
		1,913
Pollution Control (2%)
200,000	Salinas Valley Solid Waste Authority A, AMT, 5.00%, 8/01/24 AGM (a)	204
965,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	971
35,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	35
1,500,000	Western Placer Waste Management Authority, 4.00%, 6/01/42	1,546
		2,756
Power (3%)
3,000,000	Los Angeles Department of Water & Power A, 5.00%, 7/01/29	3,454
Transportation (3%)
1,500,000	Bay Area Toll Authority G1, 3.10%, 4/01/47 (b)	1,500
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	677
750,000	City of Long Beach CA Harbor Revenue A, AMT, 5.00%, 5/15/28	803
835,000	Port of Los Angeles A, AMT, 5.00%, 8/01/29	854

Semi-Annual Report    67

            Payden California Municipal Income Social Impact Fund continued

Principal or Shares	Security Description	Value (000)
100,000	Santa Clara Valley Transportation Authority RF, 3.10%, 4/01/36 (b)	$100
		3,934
Utilities (2%)
2,800,000	Texas Natural Gas Securitization Finance Corp., 5.17%, 4/01/41	3,051
Water & Sewer (5%)
700,000	Beverly Hills Public Financing Authority B, 1.30%, 6/01/28	601
550,000	City of Ontario CA, 1.29%, 8/01/25	514
635,000	East Bay Municipal Utility District Water System Revenue A, 5.00%, 6/01/38	739
1,500,000	Mountain House Public Financing Authority, 4.25%, 12/01/52 BAM (a)	1,466
720,000	San Diego Public Facilities Financing Authority A, 5.00%, 5/15/23	721
1,000,000	San Diego Public Facilities Financing Authority A, 5.00%, 5/15/37	1,161
100,000	San Diego Public Facilities Financing Authority Water Revenue A, 5.00%, 8/01/32	108
1,500,000	San Jose Financing Authority, 5.00%, 11/01/47	1,682
		6,992

Total Revenue (Cost - $58,980)		59,277

U.S. Government Agency (1%)
1,200,000	FHLB, 5.00%, 2/28/25	1,215
U.S. Treasury (5%)
1,500,000	U.S. Treasury Note, 3.50%, 1/31/30	1,501
2,500,000	U.S. Treasury Note, 3.50%, 2/15/33	2,515
800,000	U.S. Treasury Note, 3.88%, 1/15/26	801
500,000	U.S. Treasury Note, 4.13%, 11/15/32	528
200,000	U.S. Treasury Note, 4.25%, 12/31/24	200
1,000,000	U.S. Treasury Note, 4.63%, 3/15/26	1,024
Total U.S. Treasury (Cost - $6,519)		6,569
Investment Company (0%)
32,728	Payden Cash Reserves Money Market Fund (Cost $33)*	33

Total Investments (Cost - $139,469) (102%)		141,062
Liabilities in excess of Other Assets ((2%))		(2,347)
Net Assets (100%)		$138,715

*	Affiliated investment.
(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

68   Payden Mutual Funds

            Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Corporate Bond	37%
U.S. Treasury	20%
Asset Backed	18%
Foreign Government	8%
Mortgage Backed	7%
Other	10%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (99%)
Australia (USD) (2%)
250,000	Australia & New Zealand Banking Group Ltd., 5.09%, 12/08/25	$252
355,000	Commonwealth Bank of Australia, 5.08%, 1/10/25	358
370,000	Commonwealth Bank of Australia, 5.32%, 3/13/26	378
185,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	174
200,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	188
		1,350
Bermuda (USD) (0%)
175,221	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 6.37%, 4/25/34 (a)(b)	175
150,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 6.42%, 4/25/34 (a)(b)	149
150,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	148
		472
Canada (CAD) (0%)
188,602	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	138
17,509	Ford Auto Securitization Trust 2020-AA 144A, 0.89%, 8/15/24 CAD (a)(c)	13
96,370	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	71
		222
Canada (USD) (8%)
160,000	Bank of Montreal, 5.20%, 12/12/24	160
340,000	Bank of Nova Scotia, 3.45%, 4/11/25	330
380,000	Bank of Nova Scotia, 5.25%, 12/06/24	381
350,000	Canadian Imperial Bank of Commerce, 3.30%, 4/07/25	338
300,000	Canadian Imperial Bank of Commerce, 3.95%, 8/04/25	293
550,000	CPPIB Capital Inc. 144A, 3.00%, 6/13/24 (a)	539
580,000	CPPIB Capital Inc. 144A, 4.13%, 10/21/24 (a)	576
95,000	Enbridge Inc., 2.15%, 2/16/24	93
750,000	Export Development Canada, 3.38%, 8/26/25	740
70,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	67
260,000	National Bank of Canada, (U.S. Secured Overnight Financing Rate + 1.009%), 3.75%, 6/09/25 (b)	255

Principal or Shares	Security Description	Value (000)
370,000	National Bank of Canada, 5.25%, 1/17/25	$368
180,000	Nutrien Ltd., 5.90%, 11/07/24	182
250,000	Ontario Teachers’ Finance Trust 144A, 0.38%, 9/29/23 (a)	245
340,000	Toronto-Dominion Bank, 3.77%, 6/06/25	332
310,000	TransCanada PipeLines Ltd., 1.00%, 10/12/24	291
400,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	403
		5,593
Cayman Islands (USD) (5%)
389,883	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 5.88%, 1/18/36 (a)(b)	376
69,535	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 6.16%, 2/16/37 (a)(b)	69
618,154	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 6.25%, 4/15/29 (a)(b)	614
600,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.150%), 6.10%, 8/19/38 (a)(b)	579
250,000	Greystone CRE Notes Ltd. 2021-HC2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 6.80%, 12/15/39 (a)(b)	242
47,707	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 6.29%, 10/20/27 (a)(b)	48
550,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 1.300%), 6.25%, 7/15/36 (a)(b)	535
739,515	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 6.06%, 1/15/28 (a)(b)	734
139,076	Palmer Square Loan Funding Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 0.800%), 5.72%, 2/20/28 (a)(b)	139
240,465	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.09%, 7/15/38 (a)(b)	238
155,006	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.564%), 6.45%, 10/15/34 (a)(b)	154
		3,728
France (USD) (3%)
420,000	Banque Federative du Credit Mutuel SA 144A, 1.00%, 2/04/25 (a)	390
355,000	Banque Federative du Credit Mutuel SA 144A, 4.94%, 1/26/26 (a)	354
450,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	447
395,000	BPCE SA 144A, (U.S. Secured Overnight Financing Rate + 2.100%), 5.98%, 1/18/27 (a)(b)	398

Semi-Annual Report    69

            Payden Global Low Duration  Fund continued

Principal or Shares	Security Description	Value (000)
700,000	Caisse d’Amortissement de la Dette Sociale 144A, 0.38%, 5/27/24 (a)	$670
		2,259
Germany (USD) (1%)
600,000	FMS Wertmanagement, 0.38%, 5/06/24 (d)	574
India (USD) (1%)
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (a)	500
Indonesia (USD) (0%)
395,000	Pelabuhan Indonesia Persero PT 144A, 4.50%, 5/02/23 (a)	395
Ireland (USD) (1%)
315,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	308
280,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	262
		570
Japan (USD) (4%)
440,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (b)	416
200,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 4.79%, 7/18/25 (b)	198
200,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.080%), 5.72%, 2/20/26 (b)	201
200,000	NTT Finance Corp. 144A, 4.24%, 7/25/25 (a)	198
290,000	Renesas Electronics Corp. 144A, 1.54%, 11/26/24 (a)	271
250,000	Sumitomo Mitsui Financial Group Inc., 1.47%, 7/08/25	231
500,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	480
435,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.85%, 3/25/24 (a)	418
345,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 5.65%, 3/09/26 (a)	351
400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	382
		3,146
Jersey (USD) (0%)
70,000	Aptiv PLC/Aptiv Corp., 2.40%, 2/18/25	67
Netherlands (USD) (1%)
750,000	BNG Bank NV 144A, 3.50%, 8/26/24 (a)	740
New Zealand (USD) (0%)
280,000	ANZ New Zealand Int’l Ltd. 144A, 2.17%, 2/18/25 (a)	267
Norway (USD) (1%)
250,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	238
200,000	Var Energi ASA 144A, 7.50%, 1/15/28 (a)	211
		449
Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (a)	199
Philippines (USD) (1%)
560,000	Asian Development Bank, 4.25%, 1/09/26	565
Saudi Arabia (USD) (0%)
200,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	196

Principal or Shares	Security Description	Value (000)
Spain (USD) (0%)
200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.450%), 0.70%, 6/30/24 (b)	$198
Sweden (USD) (3%)
700,000	Kommuninvest I Sverige AB 144A, 3.25%, 1/16/24 (a)	691
220,000	Kommuninvest I Sverige AB 144A, 4.25%, 12/10/25 (a)	221
1,000,000	Svensk Exportkredit AB, 3.63%, 9/03/24	987
500,000	Svensk Exportkredit AB, 4.00%, 7/15/25	498
		2,397
Switzerland (USD) (1%)
450,000	Credit Suisse Group AG 144A, (3 mo. LIBOR USD + 1.240%), 4.21%, 6/12/24 (a)(b)	441
200,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.830%), 1.01%, 7/30/24 (a)(b)	197
		638
United Kingdom (GBP) (0%)
150,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 1.250%), 5.33%, 11/17/30 GBP (a)(b)(c)	183
United Kingdom (USD) (1%)
205,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	198
420,000	British Telecommunications PLC, 4.50%, 12/04/23	418
200,000	NatWest Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.350%), 5.85%, 3/02/27 (b)	202
255,000	Royalty Pharma PLC, 0.75%, 9/02/23	251
		1,069
United States (USD) (61%)
290,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	280
40,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	38
40,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	44
85,000	American Honda Finance Corp., 4.75%, 1/12/26	86
345,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.330%), 3.38%, 4/02/26 (b)	333
345,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.110%), 3.84%, 4/25/25 (b)(e)	339
415,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.750%), 4.83%, 7/22/26 (b)(e)	411
185,556	Bellemeade RE Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 5.82%, 9/25/31 (a)(b)	184
14,605,080	Benchmark Mortgage Trust 2018-B6, 0.56%, 10/10/51 (f)	204
95,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	89
150,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. 144A, 7.63%, 12/15/25 (a)	151

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
153,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 6.08%, 10/15/36 (a)(b)	$151
280,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 1.244%), 6.13%, 10/15/37 (a)(b)	273
200,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 0.899%), 5.85%, 10/15/36 (a)(b)	193
370,000	California Earthquake Authority A, 5.39%, 7/01/23	370
2,850,151	Cantor Commercial Real Estate Lending 2019- CF1, 1.29%, 5/15/52 (f)	133
89,156	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	85
469,677	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	413
40,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.13%, 5/01/27 (a)	38
70,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	70
148,876	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 7.00%, 6/15/34 (a)(b)	139
347,377	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 7.30%, 6/15/34 (a)(b)	314
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	267
265,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (b)	268
55,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	52
190,000	CommonSpirit Health, 6.07%, 11/01/27	198
24,359	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 7.07%, 1/25/40 (a)(b)	24
10,850	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 7.12%, 10/25/39 (a)(b)	11
238,494	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 7.17%, 11/25/39 (a)(b)	238
178,078	Connecticut Avenue Securities Trust 2022- R08 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.550%), 7.37%, 7/25/42 (a)(b)	181
100,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 8.67%, 2/25/40 (a)(b)	102
40,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	39
150,000	Daimler Truck Finance North America LLC 144A, 1.13%, 12/14/23 (a)	146
150,000	Daimler Truck Finance North America LLC 144A, 1.63%, 12/13/24 (a)	142
180,000	Daimler Truck Finance North America LLC 144A, 3.50%, 4/07/25 (a)	175
104,000	Devon Energy Corp., 5.88%, 6/15/28	105
400,000	Diamond Issuer 2021-1A 144A, 2.31%, 11/20/51 (a)	350
40,000	DPL Inc., 4.13%, 7/01/25	38
40,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (a)	40
650,000	Enterprise Fleet Financing LLC 2022-3 144A, 4.38%, 7/20/29 (a)	641

Principal or Shares	Security Description	Value (000)
700,000	Enterprise Fleet Financing LLC 2023-1 144A, 5.51%, 1/22/29 (a)	$703
90,000	EQT Corp., 5.68%, 10/01/25	90
70,000	EQT Corp., 6.13%, 2/01/25	70
300,000	Exeter Automobile Receivables Trust 2022-5A, 5.43%, 4/15/26	299
700,000	Fannie Mae Connecticut Avenue Securities 2021- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 6.82%, 11/25/41 (a)(b)	670
470,000	Federal Home Loan Mortgage Corp., 4.00%, 2/28/25	462
670,000	FHLB, 5.00%, 2/28/25	679
250,000	First-Citizens Bank & Trust Co., (3 mo. Term Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	235
550,000	Flagship Credit Auto Trust 2023-2 144A, 5.22%, 12/15/27 (a)	550
300,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	270
200,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	195
124,438	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 5.67%, 9/25/41 (a)(b)	121
22,861	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 6.72%, 1/25/50 (a)(b)	23
39,582	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 6.87%, 2/25/50 (a)(b)	40
37,032	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 6.92%, 1/25/50 (a)(b)	37
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 9.62%, 12/25/42 (b)	255
246,543	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 16.27%, 10/25/29 (b)	269
70,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	69
245,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	232
210,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	198
65,000	General Motors Financial Co. Inc., 3.80%, 4/07/25	63
200,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	182
420,000	Glencore Funding LLC 144A, 4.63%, 4/29/24 (a)	416
110,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	108
80,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	79
350,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.730%), 1.76%, 1/24/25 (b)	340
135,000	Golub Capital BDC Inc., 3.38%, 4/15/24	131
15,000	Graphic Packaging International LLC, 4.13%, 8/15/24	15
125,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	123
250,000	Haleon U.S. Capital LLC, 3.02%, 3/24/24	245
70,000	HCA Inc., 5.38%, 2/01/25	70

Semi-Annual Report    71

            Payden Global Low Duration  Fund continued

Principal or Shares	Security Description	Value (000)
380,000	Hewlett Packard Enterprise Co., 6.10%, 4/01/26	$383
40,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 6.38%, 4/15/27 (a)	39
205,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	193
250,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (a)	246
130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	128
175,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	172
275,693	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 0.97%, 12/26/28 (a)	265
40,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.25%, 2/01/27 (a)	34
315,000	Mercedes-Benz Finance North America LLC 144A, 4.80%, 3/30/26 (a)	318
255,000	Mercedes-Benz Finance North America LLC 144A, 5.50%, 11/27/24 (a)	257
70,000	Meritage Homes Corp., 6.00%, 6/01/25	70
335,000	Microchip Technology Inc., 0.97%, 2/15/24	324
360,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.940%), 2.63%, 2/18/26 (b)	343
340,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.160%), 3.62%, 4/17/25 (b)	333
180,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.669%), 4.68%, 7/17/26 (b)	179
40,000	Navient Corp., 5.00%, 3/15/27	36
274,202	Navient Private Education Refi Loan Trust 2021- CA 144A, 1.06%, 10/15/69 (a)	240
300,075	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (a)	259
119,715	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (a)(f)	114
208,914	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(f)	196
165,000	NextEra Energy Capital Holdings Inc., 6.05%, 3/01/25	168
180,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	178
355,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)	338
85,000	Nissan Motor Acceptance Co. LLC 144A, 1.13%, 9/16/24 (a)	79
526,821	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 1.85%, 11/20/50 (a)	472
365,000	Omega Healthcare Investors Inc., 4.38%, 8/01/23	363
500,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 0.814%), 5.70%, 3/15/36 (a)(b)	470
500,000	OneMain Direct Auto Receivables Trust 2022- 1A 144A, 4.65%, 3/14/29 (a)	493
40,000	OneMain Finance Corp., 7.13%, 3/15/26	39
400,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	396
400,000	OneMain Financial Issuance Trust 2022-3A 144A, 5.94%, 5/15/34 (a)	405
130,000	Owl Rock Capital Corp., 4.25%, 1/15/26	121
85,000	Owl Rock Technology Finance Corp. 144A, 3.75%, 6/17/26 (a)	75
70,000	Penske Automotive Group Inc., 3.50%, 9/01/25	67
40,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	40
145,000	Qorvo Inc. 144A, 1.75%, 12/15/24 (a)	136

Principal or Shares	Security Description	Value (000)
70,000	Radian Group Inc., 6.63%, 3/15/25	$70
40,000	Range Resources Corp., 4.88%, 5/15/25	39
180,000	Regal Rexnord Corp. 144A, 6.05%, 2/15/26 (a)	183
165,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	147
143,505	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	140
168,966	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (a)	167
207,640	Santander Bank Auto Credit-Linked Notes Series 2022-C 144A, 6.99%, 12/15/32 (a)	207
103,215	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	99
650,000	Santander Drive Auto Receivables Trust 2022-5, 4.11%, 8/17/26	643
300,000	Santander Drive Auto Receivables Trust 2022-6, 4.49%, 11/16/26	297
200,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	176
180,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	164
217,523	SoFi Professional Loan Program Trust 2021-A 144A, 1.03%, 8/17/43 (a)	185
361,657	SoFi Professional Loan Program Trust 2021-B 144A, 1.14%, 2/15/47 (a)	308
40,000	Southwestern Energy Co., 5.70%, 1/23/25	40
350,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	320
211,188	Stack Infrastructure Issuer LLC 2019-1A 144A, 4.54%, 2/25/44 (a)	207
1,884	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 6.67%, 4/25/43 (a)(b)	2
150,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 15.52%, 2/25/47 (a)(b)	166
40,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	38
40,000	Starwood Property Trust Inc., 4.75%, 3/15/25	38
70,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	70
640,000	Texas Natural Gas Securitization Finance Corp., 5.10%, 4/01/35	672
50,000	T-Mobile USA Inc., 2.25%, 2/15/26	47
70,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	69
40,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	40
70,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	70
2,640,000	U.S. Treasury Note, 2.75%, 5/15/25	2,574
955,000	U.S. Treasury Note, 2.88%, 6/15/25	933
4,595,000	U.S. Treasury Note, 3.00%, 7/15/25	4,501
2,512,000	U.S. Treasury Note, 3.50%, 4/15/26	2,513
3,367,000	U.S. Treasury Note, 4.00%, 2/15/26	3,387
1,209,000	U.S. Treasury Note, 4.50%, 11/15/25	1,227
450,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	406
240,833	Vantage Data Centers Issuer LLC 2019-1A 144A, 3.19%, 7/15/44 (a)	233
75,000	VICI Properties LP, 4.38%, 5/15/25	73
225,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	218
40,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	38
355,000	Volkswagen Group of America Finance LLC 144A, 0.88%, 11/22/23 (a)	346
200,000	Volkswagen Group of America Finance LLC 144A, 3.95%, 6/06/25 (a)	196

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
125,000	Warnermedia Holdings Inc. 144A, 3.43%, 3/15/24 (a)	$122
110,000	Warnermedia Holdings Inc. 144A, 3.64%, 3/15/25 (a)	106
265,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 3.91%, 4/25/26 (b)	259
6,193,229	Wells Fargo Commercial Mortgage Trust 2018- C46, 1.09%, 8/15/51 (f)	151
100,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	95
228,891	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (a)	226
700,000	Westlake Automobile Receivables Trust 2022- 2A 144A, 3.75%, 4/15/26 (a)	688
296,250	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	263
40,000	XHR LP 144A, 6.38%, 8/15/25 (a)	39
		45,761
Commercial Paper(g) (5%)
770,000	Canadian National Railway Co., 4.92%, 5/17/23	768
750,000	Credit Agricole Corp. and Investment Bank, 4.97%, 5/19/23	748
720,000	Federation des caisses Desjardins du Quebec, 5.05%, 6/06/23	716
750,000	John Deere Financial Inc., 4.98%, 5/19/23	748
750,000	Totalenergies Capital Canada Ltd., 4.97%, 5/23/23	747
Total Bonds (Cost - $77,490)		75,265

Principal or Shares	Security Description	Value (000)
Investment Company (2%)
1,422,809	Payden Cash Reserves Money Market Fund* (Cost - $1,423)	$1,423
Total Investments (Cost - $78,913) (101%)		76,688
Liabilities in excess of Other Assets (-1%)		(574)
Net Assets (100%)		$76,114
*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $120 and the total market value of the collateral held by the Fund is $124. Amounts in 000s.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 163	USD 120	HSBC Bank USA, N.A.	06/14/2023	$1

Liabilities:
USD 365	CAD 502	HSBC Bank USA, N.A.	06/14/2023	(6)
USD 181	GBP 150	HSBC Bank USA, N.A.	06/14/2023	(7)

				(13)

Net Unrealized Appreciation (Depreciation)				$(12)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day SOFR Future	34	Dec-23	$8,088	$(6)	$(6)
U.S. Treasury 2-Year Note Future	106	Jun-23	21,853	89	89

					83

Short Contracts:
U.S. Treasury 5-Year Note Future	37	Jun-23	(4,060)	(94)	(94)

Total Futures					$(11)

Semi-Annual Report    73

            Payden Global Low Duration  Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$120
Non-cash Collateral[2]	(120)

Net Amount	$—

1 The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2 At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

74   Payden Mutual Funds

            Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Portfolio Composition - percent of investments
Foreign Government	42%
Corporate Bond	24%
Mortgage Backed	17%
U.S. Treasury	7%
Asset Backed	5%
Other	5%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (95%)
Australia (AUD) (2%)
2,450,000	Australia Government Bond Series 145, 2.75%, 6/21/35 (a)(b)	$1,508
2,700,000	Australia Government Bond Series 139, 3.25%, 4/21/25 (a)(b)	1,794
		3,302
Australia (USD) (0%)
850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (c)(d)	657
Austria (EUR) (0%)
120,000	Republic of Austria Government Bond Series 1 144A, 1.65%, 10/21/24 (a)(b)(c)	130
120,000	Republic of Austria Government Bond 144A, 2.40%, 5/23/34 (a)(b)(c)	125
390,000	Republic of Austria Government Bond 144A, 3.15%, 6/20/44 (a)(b)(c)	432
		687
Belgium (EUR) (1%)
100,000	Kingdom of Belgium Government Bond Series 74 144A, 0.80%, 6/22/25 (a)(b)(c)	106
700,000	Kingdom of Belgium Government Bond Series 75 144A, 1.00%, 6/22/31 (a)(b)(c)	669
410,000	Kingdom of Belgium Government Bond Series 78 144A, 1.60%, 6/22/47 (a)(b)(c)	321
		1,096
Bermuda (USD) (2%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (c)	143
1,100,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 6.87%, 4/25/34 (c)(d)	1,095
300,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (c)	249
260,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (c)	245
730,041	RR 24 Ltd. 2022-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.400%), 7.39%, 1/15/32 (c)(d)	732
350,000	Valaris Ltd. 144A, 8.38%, 4/30/30 (c)	351
		2,815
Canada (CAD) (2%)
1,700,000	Canadian Government Bond Series 0001, 0.50%, 9/01/25 (a)	1,170
1,780,000	Canadian Government Bond, 3.50%, 12/01/45 (a)	1,421
1,300,000	Canadian Government Bond, 5.00%, 6/01/37 (a)	1,183

Principal or Shares	Security Description	Value (000)
775,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 (a)(c)	$530
900,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 (a)(c)	609
400,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 (a)	280
500,000	OMERS Finance Trust 144A, 2.60%, 5/14/29 (a)(c)	350
700,000	Ontario Teachers’ Finance Trust 144A, 1.10%, 10/19/27 (a)(c)	464
		6,007
Canada (USD) (1%)
400,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (c)	403
275,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (c)	258
1,075,000	TELUS Corp., 3.40%, 5/13/32	953
		1,614
Cayman Islands (USD) (2%)
116,939	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 6.28%, 8/20/35 (c)(d)	116
250,000	FS Rialto 2021-FL3 144A, (1 mo. LIBOR USD + 2.500%), 7.45%, 11/16/36 (c)(d)	233
400,000	Greystone CRE Notes Ltd. 2021-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.314%), 7.20%, 7/15/39 (c)(d)	369
1,350,000	HGI CRE CLO Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 1.800%), 6.75%, 9/17/36 (c)(d)	1,265
302,543	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 6.45%, 5/15/36 (c)(d)	304
900,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 7.71%, 4/17/30 (c)(d)	850
250,000	STWD Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 2.800%), 7.76%, 4/18/38 (c)(d)	211
400,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 1.650%), 6.92%, 1/23/32 (c) (d)	392
450,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 3/15/38 (c)(d)	421
		4,161
Costa Rica (USD) (0%)
450,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (c)	459
Czech Republic (CZK) (0%)
32,000,000	Czech Republic Government Bond Series 125, 1.50%, 4/24/40 (a)	962
Denmark (DKK) (0%)
650,000	Denmark Government Bond, 4.50%, 11/15/39 (a)	119

Semi-Annual Report    75

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

Dominica Republic (USD) (0%)
650,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (c)	$621

Finland (EUR) (0%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28 (a)(b)(c)	188
400,000	Sampo Oyj, (3 mo. EURIBOR + 4.050%), 3.38%, 5/23/49 (a)(b)(d)	395
		583

France (EUR) (3%)
500,000	Credit Mutuel Arkea SA, 1.63%, 4/15/26 (a)(b)	515
1,700,000	French Republic Government Bond OAT 144A, 0.50%, 6/25/44 (a)(b)(c)	1,108
750,000	French Republic Government Bond OAT 144A, 1.25%, 5/25/36 (a)(b)(c)	666
1,920,000	French Republic Government Bond OAT, 1.75%, 11/25/24 (a)(b)	2,078
2,800,000	French Republic Government Bond OAT, 2.50%, 5/25/30 (a)(b)	3,052
		7,419

France (USD) (1%)
550,000	Altice France SA 144A, 5.50%, 10/15/29 (c)	412
400,000	BPCE SA 144A, 2.38%, 1/14/25 (c)	378
		790

Germany (EUR) (6%)
7,700,000	Bundesrepublik Deutschland Bundesanleihe, 0.50%, 8/15/27 (a)(b)	7,862
1,450,000	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48 (a)(b)	1,265
560,000	Bundesrepublik Deutschland Bundesanleihe, 3.25%, 7/04/42 (a)(b)	690
2,700,000	Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/04/34 (a)(b)	3,668
		13,485

Guatemala (USD) (0%)
550,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (c)	451

Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 (a)(c)	317

Indonesia (IDR) (1%)
42,040,000,000	Indonesia Treasury Bond Series FR87, 6.50%, 2/15/31 (a)	2,866

Indonesia (USD) (0%)
350,000	Indonesia Government International Bond, 4.65%, 9/20/32	352

Ireland (EUR) (2%)
500,000	BBAM European CLO I DAC 1A 144A, (3 mo. EURIBOR + 2.000%), 5.21%, 7/22/34 (a)(c)(d)	518
250,000	Ireland Government Bond, 1.10%, 5/15/29 (a)(b)	254
100,000	Ireland Government Bond, 3.40%, 3/18/24 (a)(b)	110
216,008	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 4.58%, 8/17/33 (a)(c)(d)	218
903,308	Last Mile Logistics Pan Euro Finance DAC 1X, (3 mo. EURIBOR + 2.700%), 5.38%, 8/17/33 (a)(b)(d)	905

Principal or Shares	Security Description	Value (000)
239,951	Last Mile Securities PE DAC 2021-1A 144A, (3 mo. EURIBOR + 2.350%), 5.03%, 8/17/31 (a) (c)(d)	$243
900,000	Palmer Square European CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 0.870%), 4.05%, 4/15/34 (a)(c)(d)	961
750,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 4.88%, 1/14/32 (a) (c)(d)	800
		4,009

Ireland (USD) (0%)
400,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	328

Israel (USD) (1%)
900,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (b)(c)(d)	790
225,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (b)(c)	208
160,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (b)(c)	149
		1,147

Italy (EUR) (3%)
350,000	doValue SpA 144A, 3.38%, 7/31/26 (a)(c)	348
2,660,000	Italy Buoni Poliennali Del Tesoro Series 10Y 144A, 0.60%, 8/01/31 (a)(b)(c)	2,247
3,600,000	Italy Buoni Poliennali Del Tesoro Series 5Y 144A, 1.85%, 7/01/25 (a)(b)(c)	3,848
1,500,000	Italy Buoni Poliennali Del Tesoro Series 10Y, 2.50%, 12/01/32 (a)(b)	1,450
		7,893

Japan (JPY) (10%)
1,277,400,000	Japan Government Ten Year Bond Series 341, 0.30%, 12/20/25 (a)	9,462
670,000,000	Japan Government Ten Year Bond Series 330, 0.80%, 9/20/23 (a)	4,935
335,000,000	Japan Government Thirty Year Bond Series 58, 0.80%, 3/20/48 (a)	2,252
333,200,000	Japan Government Thirty Year Bond Series 49, 1.40%, 12/20/45 (a)	2,583
93,000,000	Japan Government Thirty Year Bond Series 33, 2.00%, 9/20/40 (a)	798
80,000,000	Japan Government Thirty Year Bond Series 31, 2.20%, 9/20/39 (a)	706
10,000,000	Japan Government Thirty Year Bond Series 30, 2.30%, 3/20/39 (a)	90
315,000,000	Japan Government Twenty Year Bond Series 104, 2.10%, 6/20/28 (a)	2,546
		23,372

Japan (USD) (0%)
690,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (c)	607

Jersey (EUR) (0%)
825,000	Heathrow Funding Ltd., 1.13%, 10/08/30 (a)(b)	744

Jersey (USD) (0%)
650,000	GoldenTree Loan Management U.S. CLO Ltd. 2022-16A 144A, (3 mo. Term Secured Overnight Financing Rate + 2.300%), 7.35%, 1/20/35 (c)(d)	649

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Luxembourg (EUR) (0%)
300,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 5.25%, 10/15/26 (a)(c)	$306
Luxembourg (USD) (1%)
500,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (c)	457
632,216	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (c)	537
		994

Malaysia (MYR) (1%)
1,700,000	Malaysia Government Bond Series 0307, 3.50%, 5/31/27 (a)	380
9,600,000	Malaysia Government Bond Series 0222, 4.70%, 10/15/42 (a)	2,343
		2,723

Mexico (MXN) (1%)
11,660,000	Mexican Bonos Series M, 5.75%, 3/05/26 (a)	588
28,430,000	Mexican Bonos Series M, 7.75%, 11/13/42 (a)	1,382
7,760,000	Mexican Bonos Series M, 8.50%, 5/31/29 (a)	425
		2,395

Mexico (USD) (1%)
750,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (c)	559
900,000	Mexico City Airport Trust, 3.88%, 4/30/28 (b)	833
250,000	Mexico Government International Bond, 6.34%, 5/04/53	258
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	296
		1,946

Mongolia (USD) (0%)
700,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (c)	542
Netherlands (EUR) (2%)
400,000	American Medical Systems Europe BV, 1.38%, 3/08/28 (a)(e)	397
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26 (a)(b)(c)	310
530,000	Netherlands Government Bond 144A, 4.00%, 1/15/37 (a)(b)(c)	664
900,000	Stellantis NV, 3.88%, 1/05/26 (a)(b)	997
650,000	Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 5/09/27 (a)	649
		3,017

Netherlands (GBP) (0%)
500,000	NIBC Bank NV, 3.13%, 11/15/23 (a)(b)	618
New Zealand (USD) (0%)
800,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (c)(d)	773
Norway (EUR) (0%)
650,000	Aker BP ASA, 1.13%, 5/12/29 (a)(b)	593
Norway (USD) (0%)
350,000	Var Energi ASA 144A, 7.50%, 1/15/28 (c)	370
Peru (PEN) (1%)
11,000,000	Peru Government Bond, 5.35%, 8/12/40 (a)	2,342
Poland (PLN) (0%)
410,000	Republic of Poland Government Bond Series 1029, 2.75%, 10/25/29 (a)	82

Principal or Shares	Security Description	Value (000)

Romania (EUR) (1%)
380,000	Romanian Government International Bond 144A, 2.63%, 12/02/40 (a)(c)	$247
750,000	Romanian Government International Bond 144A, 6.63%, 9/27/29 (a)(c)	851
		1,098

Saudi Arabia (USD) (0%)
300,000	Saudi Government International Bond 144A, 4.75%, 1/18/28 (c)	306
Singapore (SGD) (0%)
280,000	Singapore Government Bond, 3.50%, 3/01/27 (a)	215
South Africa (ZAR) (1%)
45,000,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 (a)	2,204
Spain (EUR) (2%)
600,000	CaixaBank SA, (3 mo. EURIBOR + 1.000%), 0.75%, 5/26/28 (a)(b)(d)	572
1,150,000	Spain Government Bond 144A, 1.25%, 10/31/30 (a)(b)(c)	1,109
660,000	Spain Government Bond 144A, 2.90%, 10/31/46 (a)(b)(c)	628
3,200,000	Spain Government Bond, 2.94%, 1/31/26 (a)(f)	3,256
		5,565

Spain (USD) (0%)
600,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (d)	528
Sri Lanka (USD) (0%)
350,000	Sri Lanka Government International Bond, 6.85%, 11/03/25 (b)	125
Sweden (SEK) (0%)
2,900,000	Sweden Government Bond Series 1059, 1.00%, 11/12/26 (a)(b)	268
Switzerland (CHF) (1%)
1,050,000	Swiss Confederation Government Bond, 0.50%, 5/27/30 (a)(b)	1,137
Switzerland (USD) (1%)
950,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.730%), 3.09%, 5/14/32 (c)(d)	763
500,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 5.020%), 9.02%, 11/15/33 (c)(d)	595
		1,358

Thailand (THB) (1%)
60,500,000	Thailand Government Bond, 1.59%, 12/17/35 (a)	1,577
United Kingdom (GBP) (2%)
350,000	Barclays PLC, 3.00%, 5/08/26 (a)(b)	407
130,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 3.000%), 7.08%, 11/17/30 (a)(c)(d)	154
1,900,000	United Kingdom Gilt, 3.75%, 7/22/52 (a)(b)	2,260
1,600,000	United Kingdom Gilt, 4.25%, 9/07/39 (a)(b)	2,064
220,000	United Kingdom Gilt, 5.00%, 3/07/25 (a)(b)	281
		5,166

Semi-Annual Report    77

            Payden Global Fixed Income  Fund continued

Principal or Shares	Security Description	Value (000)
United Kingdom (USD) (0%)
350,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (c)	$350
520,000	Fresnillo PLC 144A, 4.25%, 10/02/50 (c)	396
		746

United States (EUR) (3%)
375,000	Blackstone Holdings Finance Co. LLC, 1.50%, 4/10/29 (a)(b)	351
550,000	Capital One Financial Corp., 1.65%, 6/12/29 (a)	476
850,000	Discovery Communications LLC, 1.90%, 3/19/27 (a)	868
600,000	Duke Energy Corp., 3.10%, 6/15/28 (a)	632
400,000	General Mills Inc., 3.91%, 4/13/29 (a)	445
700,000	Global Payments Inc., 4.88%, 3/17/31 (a)	785
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.833%), 1.10%, 4/29/33 (a)(d)	585
850,000	MPT Operating Partnership LP/MPT Finance Corp., 0.99%, 10/15/26 (a)	670
650,000	Prologis Euro Finance LLC, 0.25%, 9/10/27 (a)	616
650,000	Southern Co., (5 yr. Euro Swap + 2.108%), 1.88%, 9/15/81 (a)(d)	565
750,000	Verizon Communications Inc., 4.75%, 10/31/34 (a)	879
		6,872

United States (GBP) (1%)
350,000	General Motors Financial Co. Inc., 2.35%, 9/03/25 (a)(b)	411
550,000	Morgan Stanley, (Sterling Overnight Index Average + 2.252%), 5.79%, 11/18/33 (a)(d)	705
		1,116

United States (USD) (36%)
390,000	American Equity Investment Life Holding Co., 5.00%, 6/15/27	387
1,000,000	American Homes 4 Rent LP, 2.38%, 7/15/31	804
950,000	American Tower Corp., 5.50%, 3/15/28	980
850,000	American Tower Trust #1 144A, 5.49%, 3/15/28 (c)	869
252,850	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (c)	224
800,000	AT&T Inc., 4.35%, 3/01/29	787
875,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (d)	792
350,000	Bank of America Corp., (3 mo. Term Secured Overnight Financing Rate + 1.210%), 3.97%, 2/07/30 (d)	328
1,000,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	876
825,000	Boeing Co., 2.20%, 2/04/26	767
400,000	Boston Properties LP, 2.90%, 3/15/30	326
750,000	Broadcom Inc. 144A, 3.50%, 2/15/41 (c)	563
637,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.414%), 7.30%, 10/15/36 (c)(d)	618
2,280,515	Cantor Commercial Real Estate Lending 2019- CF1, 1.29%, 5/15/52 (g)	107
267,469	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (c)	233
350,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (c)	329
220,000	Centene Corp., 4.25%, 12/15/27	210

Principal or Shares	Security Description	Value (000)
750,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/01/50	$569
297,752	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 7.00%, 6/15/34 (c)(d)	279
1,350,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (c)	1,189
750,000	Crown Castle Inc., 5.10%, 5/01/33	752
1,100,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (c)	889
550,000	Energy Transfer LP, 5.75%, 2/15/33	561
800,000	Equinix Inc., 2.50%, 5/15/31	661
785,000	Evergy Inc., 2.90%, 9/15/29	707
199,167	Fannie Mae Connecticut Avenue Securities 2016- C07, (1 mo. LIBOR USD + 9.500%), 14.52%, 5/25/29 (d)	206
493,874	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 15.27%, 1/25/29 (d)	529
497,718	Fannie Mae Connecticut Avenue Securities 2016- C05, (1 mo. LIBOR USD + 10.750%), 15.77%, 1/25/29 (d)	536
364,046	Fannie Mae-Aces 2018-M13, 3.87%, 9/25/30 (g)	355
1,050,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (c)	945
140,794	FN AL3577 30YR, 3.50%, 4/01/43	134
439,051	FN AS4168 30YR, 4.00%, 12/01/44	428
877,379	FN BP6345 30YR, 3.00%, 6/01/50	795
1,216,058	FN BP6626 30YR, 2.00%, 8/01/50	1,016
1,237,434	FN BW1433 30YR, 4.00%, 5/01/52	1,184
1,023,554	FN CB2759 30YR, 3.00%, 2/01/52	921
1,264,870	FN CB3258 30YR, 3.50%, 4/01/52	1,177
1,212,571	FN CB4127 30YR, 4.50%, 7/01/52	1,187
566,500	FN CB5106 30YR, 5.00%, 11/01/52	565
501,427	FN FM1717 30YR, 3.50%, 12/01/45	479
957,885	FN FM3162 30YR, 3.00%, 11/01/46	883
1,599,671	FN FM7194 30YR, 2.50%, 3/01/51	1,388
1,406,835	FN FM9195 30YR, 2.50%, 10/01/51	1,220
1,263,096	FN FS0007 30YR, 3.00%, 8/01/50	1,144
846,735	FN MA4413 30YR, 2.00%, 9/01/51	706
576,578	FN MA4785 30YR, 5.00%, 10/01/52	574
2,313,227	FN MA4876 30YR, 6.00%, 12/01/52	2,358
1,302,784	FR RA3728 30YR, 2.00%, 10/01/50	1,089
1,222,655	FR RA7778 30YR, 4.50%, 8/01/52	1,197
2,014,082	FR SB8509 15YR, 2.00%, 1/01/36	1,824
1,164,415	FR SD0729 30YR, 2.00%, 10/01/51	972
1,199,770	FR SD1035 30YR, 4.00%, 5/01/52	1,149
677,693	FR SD8064 30YR, 4.00%, 5/01/50	657
1,177,253	FR SD8230 30YR, 4.50%, 6/01/52	1,152
1,181,635	FR ZA4718 30YR, 3.00%, 10/01/46	1,085
884,741	FR ZT0534 30YR, 3.50%, 12/01/47	838
400,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 7.52%, 2/25/50 (c)(d)	389
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 7.72%, 10/25/49 (c)(d)	202
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.400%), 8.22%, 8/25/33 (c)(d)	784
350,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (c)	331
447,123	G2 MA3663 30YR, 3.50%, 5/20/46	426

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
612,872	G2 MA4195 30YR, 3.00%, 1/20/47	$568
828,222	G2 MA5265 30YR, 4.50%, 6/20/48	824
1,150,303	G2 MA6930 30YR, 2.00%, 10/20/50	992
2,084,565	G2 MA7472 30YR, 2.50%, 7/20/51	1,844
1,303,578	G2 MA7766 30YR, 2.00%, 12/20/51	1,118
350,000	General Motors Co., 6.25%, 10/02/43	340
575,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	504
500,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	432
425,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (c)	363
685,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	619
350,000	ITC Holdings Corp. 144A, 2.95%, 5/14/30 (c)	310
350,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30 (d)	307
194,607	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (c)	187
220,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (c)	197
680,000	Life Storage LP, 2.20%, 10/15/30	559
1,025,000	Lockheed Martin Corp., 5.25%, 1/15/33	1,096
290,000	National Fuel Gas Co., 5.50%, 1/15/26	292
470,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (c)	635
800,000	Oracle Corp., 5.55%, 2/06/53	770
850,000	Owl Rock Capital Corp., 3.75%, 7/22/25	786
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (c)	85
645,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (e)	594
600,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	457
390,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 8.97% (d)(h)	347
290,250	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (c)	253
699,116	Progress Residential Trust 2019-SFR4 144A, 2.69%, 10/17/36 (c)	669
400,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	402
574,020	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (c)	561
202,759	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (c)	201
500,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (c)	478
900,000	Simon Property Group LP, 2.45%, 9/13/29	786
162,000	Southwestern Energy Co., 8.38%, 9/15/28	170
700,000	Spirit Realty LP, 2.10%, 3/15/28	592
850,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (c)	693
3,600,000	U.S. Treasury Bond, 2.00%, 8/15/51	2,536
3,810,000	U.S. Treasury Bond, 2.25%, 8/15/46 (i)(j)	2,885
4,200,000	U.S. Treasury Bond, 4.25%, 5/15/39	4,557
4,100,000	U.S. Treasury Note, 2.75%, 8/15/32	3,881
2,900,000	U.S. Treasury Note, 3.25%, 6/30/27	2,862
700,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (c)	665
800,000	VMware Inc., 2.20%, 8/15/31	634
800,000	Warnermedia Holdings Inc. 144A, 5.14%, 3/15/52 (c)	640
800,000	Welltower Inc., 3.85%, 6/15/32	720
300,000	Western Midstream Operating LP, 6.15%, 4/01/33	305
550,000	Workday Inc., 3.80%, 4/01/32	502
		84,850

Principal or Shares	Security Description	Value (000)
Uruguay (UYU) (1%)
45,019,760	Uruguay Government International Bond, 3.88%, 7/02/40 (a)	$1,234
Uzbekistan (USD) (0%)
650,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (c)	531
Total Bonds (Cost - $243,492)		219,109
Bank Loans(k) (1%)
507,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 14.21%, 11/01/25	538
951,500	DirectV Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 5.000%), 10.02%, 8/02/27	916
784,688	Standard Industries Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.250%), 7.33%, 9/22/28	784
476,215	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 8.52%, 2/05/27	468
397,164	United Natural Foods Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 8.35%, 10/22/25	398
Total Bank Loans (Cost - $3,113)		3,104

Investment Company (3%)
2,245,689	Payden Cash Reserves Money Market Fund *	2,246
147,059	Payden Emerging Market Corporate Bond Fund *	1,242
498,956	Payden Emerging Markets Local Bond Fund *	2,400
146,702	Payden Floating Rate Fund, SI Class *	1,404
Total Investment Company (Cost - $7,329)		7,292

Total Investments (Cost - $253,934) (98%)		229,505
Other Assets, net of Liabilities (2%)		3,849
Net Assets (100%)		$233,354

*	Affiliated investment.
(a)	Principal in foreign currency.
(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(e)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $478 and the total market value of the collateral held by the Fund is $499. Amounts in 000s.

(f)	Yield to maturity at time of purchase.
(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Perpetual security with no stated maturity date.
(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.
(k)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Semi-Annual Report    79

            Payden Global Fixed Income Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 3,180	USD 3,509	HSBC Bank USA, N.A.	07/20/2023	$11
EUR 1,831	USD 2,003	State Street Bank & Trust Co.	05/11/2023	16
GBP 1,441	USD 1,795	HSBC Bank USA, N.A.	05/11/2023	17
IDR 27,476,000	USD 1,855	Citibank, N.A.	07/17/2023	14
USD 2,839	MYR 12,387	Barclays Bank PLC	07/18/2023	47
USD 1,206	AUD 1,731	Citibank, N.A.	05/10/2023	60
USD 24,927	JPY 3,272,400	Citibank, N.A.	05/11/2023	860
USD 1,209	CHF 1,070	Citibank, N.A.	07/19/2023	1
USD 2,487	ZAR 45,460	Citibank, N.A.	07/19/2023	20
USD 92	CNH 625	HSBC Bank USA, N.A.	05/11/2023	2
USD 2,256	CNH 15,500	HSBC Bank USA, N.A.	05/11/2023	16
USD 1,800	AUD 2,677	HSBC Bank USA, N.A.	06/13/2023	25
USD 240	SGD 318	HSBC Bank USA, N.A.	07/19/2023	1
USD 3,481	AUD 5,164	State Street Bank & Trust Co.	07/19/2023	52
USD 6,244	CAD 8,331	State Street Bank & Trust Co.	07/19/2023	85

				1,227

Liabilities:
CAD 200	USD 149	State Street Bank & Trust Co.	07/19/2023	(1)
CLP 945,000	USD 1,173	Citibank, N.A.	07/17/2023	(15)
CZK 27,000	USD 1,267	HSBC Bank USA, N.A.	07/19/2023	(7)
JPY 157,100	USD 1,209	Citibank, N.A.	05/10/2023	(54)
JPY 63,700	USD 477	Citibank, N.A.	05/11/2023	(8)
JPY 160,900	USD 1,199	HSBC Bank USA, N.A.	06/08/2023	(11)
JPY 155,900	USD 1,181	HSBC Bank USA, N.A.	07/27/2023	(20)
NOK 12,457	USD 1,205	Barclays Bank PLC	06/22/2023	(32)
NOK 12,120	USD 1,163	HSBC Bank USA, N.A.	07/26/2023	(21)
USD 1,202	SEK 12,373	Barclays Bank PLC	06/22/2023	(8)
USD 428	THB 14,600	Barclays Bank PLC	08/21/2023	(5)
USD 1,801	PLN 8,116	Citibank, N.A.	05/16/2023	(146)
USD 1,800	IDR 26,800,000	Citibank, N.A.	07/17/2023	(24)
USD 185	PLN 784	Citibank, N.A.	07/19/2023	(3)
USD 8,714	GBP 7,009	HSBC Bank USA, N.A.	05/11/2023	(97)
USD 580	PEN 2,200	HSBC Bank USA, N.A.	06/20/2023	(11)
USD 460	CZK 9,900	HSBC Bank USA, N.A.	07/19/2023	(2)
USD 152	DKK 1,023	HSBC Bank USA, N.A.	07/19/2023	–
USD 2,459	MXN 45,310	HSBC Bank USA, N.A.	07/19/2023	(19)
USD 288	SEK 2,960	HSBC Bank USA, N.A.	07/19/2023	(2)
USD 1,167	GBP 937	HSBC Bank USA, N.A.	07/26/2023	(13)
USD 1,167	GBP 937	HSBC Bank USA, N.A.	07/27/2023	(13)
USD 55,404	EUR 50,777	State Street Bank & Trust Co.	05/11/2023	(593)

				(1,105)

Net Unrealized Appreciation (Depreciation)				$122

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Bobl Future	24	Jun-23	$3,120	$52	$52
Euro-Buxl Future	3	Jun-23	461	28	28

80   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Gilt Future	43	Jun-23	$5,483	$8	$ 8
U.S. Long Bond Future	1	Jun-23	132	6	6
U.S. Treasury 10-Year Note Future	56	Jun-23	6,451	56	56
U.S. Treasury 2-Year Note Future	131	Jun-23	27,007	206	206
U.S. Treasury 5-Year Note Future	73	Jun-23	8,011	26	26

					382

Short Contracts:
Euro-BTP Future	24	Jun-23	(3,037)	(111)	(111)
Euro-Bund Future	7	Jun-23	(1,046)	(13)	(13)
Euro-Schatz Future	138	Jun-23	(16,069)	(153)	(153)
U.S. Treasury 10-Year Ultra Future	99	Jun-23	(12,024)	(356)	(356)
U.S. Ultra Bond Future	6	Jun-23	(848)	(12)	(12)

					(645)

Total Futures					$(263)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 40 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2028	USD 7,470	$(150)	$15	$(165)
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	06/20/2028	EUR 4,070	(146)	(7)	(139)

			$(296)	$8	$(304)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Fixed 1.125% Quarterly, Pay Variable 3.590% (3M KWCDC) Quarterly	10/07/2029	KRW 1,584,200	$(145)	$—	$(145)
10-Year Interest Rate Swap, Receive Fixed 1.800% Quarterly, Pay Variable 3.620% (3M KWCDC) Quarterly	09/23/2031	KRW 2,288,000	(173)	—	(173)
5-Year Interest Rate Swap, Receive Fixed 2.350% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	07/03/2025	CNY 11,800	(4)	—	(4)
5-Year Interest Rate Swap, Receive Fixed 2.4810% Quarterly, Pay Variable 2.550% (CNRR007) Quarterly	09/22/2026	CNY 33,000	(16)	—	(16)
5-Year Interest Rate Swap, Receive Fixed 2.580% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	02/05/2025	CNY 2,350	1	—	1
5-Year Interest Rate Swap, Receive Fixed 2.635% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	01/08/2026	CNY 38,600	19	—	19
5-Year Interest Rate Swap, Receive Fixed 2.715% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	09/16/2025	CNY 12,200	10	—	10
5-Year Interest Rate Swap, Receive Fixed 2.720% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	10/14/2025	CNY 10,000	8	—	8
5-Year Interest Rate Swap, Receive Fixed 2.8225% Quarterly, Pay Variable 2.100% (CNRR007) Quarterly	02/15/2028	CNY 35,900	33	—	33
5-Year Interest Rate Swap, Receive Fixed 2.920% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	01/17/2025	CNY 11,580	15	—	15

Semi-Annual Report    81

            Payden Global Fixed Income Fund continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
5-Year Interest Rate Swap, Receive Fixed 2.960% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	12/09/2024	CNY 28,890	42	—	42

			$(210)	$—	$(210)

Open OTC Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 1.850% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly, Counterparty: Goldman Sachs & Co.	05/08/2025	CNY 16,000	$(29)	$—	$(29)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$478
Non-cash Collateral[2]	(478)

Net Amount	$—

1 The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2 At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

82   Payden Mutual Funds

            Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return.

Portfolio Composition - percent of investments
Foreign Government	77%
Corporate Bond	20%
Investment Company	2%
U.S. Treasury	1%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (98%)

Angola (USD) (2%)
3,935,000	Angolan Government International Bond 144A, 8.00%, 11/26/29 (a)	$3,326
5,135,000	Angolan Government International Bond 144A, 8.75%, 4/14/32 (a)	4,269
4,620,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	3,555
2,265,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	2,245
		13,395
Argentina (USD) (1%)
1,718,995	Argentine Republic Government International Bond, 1.00%, 7/09/29	408
10,497,476	Argentine Republic Government International Bond, 1.50%, 7/09/35	2,349
4,697,500	Argentine Republic Government International Bond, 3.50%, 7/09/41	1,182
8,594,090	Argentine Republic Government International Bond, 3.88%, 1/09/38	2,382
3,265,000	Provincia de Buenos Aires Government Bonds, 4.00%, 9/01/37 (b)	833
		7,154
Armenia (USD) (1%)
7,610,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	5,992

Bahamas (USD) (0%)
515,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	433

Bahrain (USD) (2%)
6,320,000	Bahrain Government International Bond 144A, 5.25%, 1/25/33 (a)	5,476
2,550,000	Bahrain Government International Bond 144A, 5.63%, 9/30/31 (a)	2,363
4,000,000	Bahrain Government International Bond 144A, 5.63%, 5/18/34 (a)	3,513
4,005,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	3,998
1,870,000	CBB International Sukuk Programme Co. W.L.L. 144A, 6.25%, 10/18/30 (a)	1,901
		17,251
Belarus (USD) (0%)
1,450,000	Republic of Belarus International Bond 144A, 6.20%, 2/28/30 (a)	551
1,145,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	538
		1,089

Principal or Shares	Security Description	Value (000)
Bermuda (USD) (1%)
2,710,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	$1,938
1,590,000	Bermuda Government International Bond 144A, 5.00%, 7/15/32 (a)	1,598
2,430,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)(b)(c)	2,021
2,295,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)	1,987
		7,544
Brazil (BRL) (2%)
32,000,000	Brazil Letras do Tesouro Nacional, 13.07%, 1/01/24 BRL (d)(e)	5,899
8,700,000	Brazil Letras do Tesouro Nacional, 13.45%, 10/01/23 BRL (d)(e)	1,651
38,200,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/29 BRL (e)	7,058
		14,608
Brazil (USD) (1%)
2,440,000	Brazilian Government International Bond, 4.63%, 1/13/28	2,396
3,980,000	Brazilian Government International Bond, 6.00%, 10/20/33	3,917
590,000	BRF SA 144A, 4.88%, 1/24/30 (a)	462
1,645,000	BRF SA 144A, 5.75%, 9/21/50 (a)	1,029
		7,804
Cayman Islands (USD) (0%)
3,150,000	CK Hutchison International 23 Ltd. 144A, 4.88%, 4/21/33 (a)	3,195
370,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	345
868,000	Odebrecht Oil & Gas Finance Ltd. 144A, 31.50% (a)(d)(f)	1
		3,541
Chile (CLP) (1%)
3,730,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 6/01/24 CLP (a)(b)(e)	4,516

Chile (USD) (0%)
3,120,000	Chile Government International Bond, 3.25%, 9/21/71	2,087
2,895,000	Interchile SA 144A, 4.50%, 6/30/56 (a)	2,375
		4,462
Colombia (COP) (1%)
29,258,487,159	Colombian TES, 3.50%, 5/07/25 COP (e)	6,178

Colombia (USD) (3%)
4,102,000	Colombia Government International Bond, 3.13%, 4/15/31	3,046

Semi-Annual Report    83

            Payden Emerging Markets Bond  Fund continued

Principal or Shares	Security Description	Value (000)
3,295,000	Colombia Government International Bond, 3.25%, 4/22/32	$2,389
2,975,000	Colombia Government International Bond, 3.88%, 4/25/27	2,690
1,440,000	Colombia Government International Bond, 4.13%, 2/22/42	900
4,680,000	Colombia Government International Bond, 5.00%, 6/15/45	3,160
4,359,000	Colombia Government International Bond, 6.13%, 1/18/41	3,465
4,415,000	Colombia Government International Bond, 7.38%, 9/18/37	4,121
1,970,000	Colombia Government International Bond, 7.50%, 2/02/34	1,894
1,332,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	995
		22,660
Costa Rica (USD) (1%)
1,750,000	Costa Rica Government International Bond 144A, 6.13%, 2/19/31 (a)(b)(c)	1,765
4,340,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (a)	4,423
925,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	915
2,300,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	2,296
		9,399
Czech Republic (CZK) (1%)
190,950,000	Czech Republic Government Bond Series 105, 2.75%, 7/23/29 CZK (e)	8,017

Dominica Republic (DOP) (0%)
123,900,000	Dominican Republic Central Bank Notes 144A, 13.00%, 1/30/26 DOP (a)(e)	2,331

Dominica Republic (USD) (4%)
5,195,000	Dominican Republic International Bond 144A, 4.50%, 1/30/30 (a)	4,611
2,670,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	2,309
2,225,000	Dominican Republic International Bond 144A, 5.30%, 1/21/41 (a)	1,760
2,915,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	2,892
4,190,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	4,003
4,415,000	Dominican Republic International Bond 144A, 6.00%, 7/19/28 (a)	4,374
4,775,000	Dominican Republic International Bond 144A, 6.00%, 2/22/33 (a)	4,471
2,570,000	Dominican Republic International Bond 144A, 6.40%, 6/05/49 (a)	2,167
2,300,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)	1,971
1,730,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	1,563
4,035,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	4,125
		34,246
Ecuador (USD) (1%)
6,057,250	Ecuador Government International Bond 144A, 1.50%, 7/31/40 (a)	1,999

Principal or Shares	Security Description	Value (000)
10,319,458	Ecuador Government International Bond 144A, 2.50%, 7/31/35 (a)	$3,822
5,235,000	Ecuador Government International Bond 144A, 5.50%, 7/31/30 (a)	2,788
		8,609
Egypt (EUR) (1%)
10,410,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (a)(e)	6,029

Egypt (USD) (1%)
4,370,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	2,219
3,595,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	1,908
4,120,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	2,205
2,870,000	Egypt Government International Bond 144A, 8.75%, 9/30/51 (a)	1,525
3,755,000	Egypt Government International Bond 144A, 8.88%, 5/29/50 (a)	2,009
		9,866
Gabon (USD) (0%)
5,095,000	Gabon Government International Bond 144A, 6.63%, 2/06/31 (a)	3,778

Ghana (USD) (1%)
2,140,000	Ghana Government International Bond 144A, 6.31%, 4/07/25 (a)(d)	738
3,140,000	Ghana Government International Bond 144A, 8.13%, 3/26/32 (a)	1,177
1,910,000	Ghana Government International Bond 144A, 8.63%, 4/07/34 (a)	718
9,650,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	3,440
6,465,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	4,445
		10,518
Guatemala (USD) (2%)
2,507,000	Guatemala Government Bond 144A, 4.38%, 6/05/27 (a)	2,430
2,240,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (a)	2,197
2,855,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	2,343
3,650,000	Guatemala Government Bond 144A, 4.90%, 6/01/30 (a)	3,492
2,300,000	Guatemala Government Bond 144A, 5.25%, 8/10/29 (a)	2,249
2,580,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (a)	2,521
		15,232
Hungary (EUR) (0%)
3,415,000	Hungary Government International Bond, 5.00%, 2/22/27 EUR (b)(e)	3,828

Hungary (HUF) (1%)
1,473,750,000	Hungary Government Bond Series 28/A, 6.75%, 10/22/28 HUF (e)	3,999

Hungary (USD) (2%)
3,140,000	Hungary Government International Bond 144A, 3.13%, 9/21/51 (a)	1,954
3,730,000	Hungary Government International Bond, 5.38%, 3/25/24	3,737

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,780,000	Hungary Government International Bond 144A, 5.50%, 6/16/34 (a)	$3,712
2,310,000	Hungary Government International Bond 144A, 6.13%, 5/22/28 (a)	2,398
2,740,000	Hungary Government International Bond 144A, 6.25%, 9/22/32 (a)	2,847
1,760,000	Hungary Government International Bond, 7.63%, 3/29/41	2,008
		16,656
Indonesia (EUR) (1%)
4,450,000	Indonesia Government International Bond, 1.40%, 10/30/31 EUR (e)	3,901

Indonesia (IDR) (2%)
	Indonesia Treasury Bond Series FR96, 7.00%, 2/15/33 IDR (e)	11,827

Indonesia (USD) (4%)
2,250,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)	2,118
2,920,000	Hutama Karya Persero PT 144A, 3.75%, 5/11/30 (a)	2,748
1,260,000	Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 144A, 4.75%, 5/15/25 (a)	1,247
1,940,000	Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 144A, 5.45%, 5/15/30 (a)	1,937
2,420,000	Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 144A, 5.80%, 5/15/50 (a)	2,199
1,560,000	Indonesia Government International Bond, 4.65%, 9/20/32	1,567
2,620,000	Indonesia Government International Bond, 5.45%, 9/20/52	2,679
1,260,000	Indonesia Government International Bond, 8.50%, 10/12/35 (b)	1,666
3,490,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	3,615
864,000	Perusahaan Listrik Negara PT 144A, 4.88%, 7/17/49 (a)	714
2,150,000	Perusahaan Listrik Negara PT 144A, 5.25%, 5/15/47 (a)	1,884
4,710,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	4,597
5,100,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A, 4.00%, 6/30/50 (a)	3,695
		30,666
Ireland (USD) (0%)
3,910,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	3,426

Israel (USD) (1%)
2,965,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(b)(g)	2,603
2,615,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(b)	2,431
1,690,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(g)	1,445
		6,479

Principal or Shares	Security Description	Value (000)
Ivory Coast (EUR) (1%)
2,440,000	Ivory Coast Government International Bond 144A, 4.88%, 1/30/32 EUR (a)(e)	$2,045
2,646,000	Ivory Coast Government International Bond 144A, 5.25%, 3/22/30 EUR (a)(e)	2,390
2,250,000	Ivory Coast Government International Bond 144A, 5.88%, 10/17/31 EUR (a)(e)	2,024
2,070,000	Ivory Coast Government International Bond 144A, 6.63%, 3/22/48 EUR (a)(e)	1,540
		7,999
Ivory Coast (USD) (1%)
2,172,880	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (a)	2,010
4,320,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	3,664
2,150,000	Ivory Coast Government International Bond 144A, 6.38%, 3/03/28 (a)	2,063
		7,737
Jersey (USD) (0%)
3,775,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	3,123

Jordan (USD) (2%)
2,770,000	Jordan Government International Bond 144A, 5.85%, 7/07/30 (a)	2,498
5,350,000	Jordan Government International Bond 144A, 6.13%, 1/29/26 (a)	5,265
2,400,000	Jordan Government International Bond 144A, 7.50%, 1/13/29 (a)(b)(c)	2,424
3,115,000	Jordan Government International Bond 144A, 7.75%, 1/15/28 (a)	3,181
		13,368
Kazakhstan (KZT) (1%)
2,098,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(e)	4,648

Kazakhstan (USD) (1%)
3,240,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (a)	3,456
4,775,000	KazMunayGas National Co. JSC 144A, 3.50%, 4/14/33 (a)	3,688
		7,144
Kenya (USD) (1%)
1,095,000	Republic of Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	953
4,245,000	Republic of Kenya Government International Bond 144A, 7.00%, 5/22/27 (a)	3,430
1,405,000	Republic of Kenya Government International Bond 144A, 7.25%, 2/28/28 (a)	1,087
1,115,000	Republic of Kenya Government International Bond 144A, 8.00%, 5/22/32 (a)	841
5,860,000	Republic of Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	3,937
		10,248
Lebanon (USD) (0%)
2,500,000	Lebanon Government International Bond, 6.00%, 1/27/23 (b)(h)	150
2,760,000	Lebanon Government International Bond, 6.20%, 2/26/25 (b)(h)	170
1,805,000	Lebanon Government International Bond, 6.60%, 11/27/26 (b)(h)	110

Semi-Annual Report    85

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,096,000	Lebanon Government International Bond, 6.65%, 2/26/30 (b)(h)	$68
1,540,000	Lebanon Government International Bond, 6.75%, 11/29/27 (b)(h)	93
1,210,000	Lebanon Government International Bond, 6.85%, 5/25/29 (h)	75
2,590,000	Lebanon Government International Bond Series 15YR, 7.00%, 3/23/32 (b)(h)	158
		824
Luxembourg (USD) (1%)
3,065,000	EIG Pearl Holdings Sarl 144A, 4.39%, 11/30/46 (a)	2,460
2,905,891	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (a)	2,469
		4,929
Malaysia (MYR) (2%)
42,235,000	Malaysia Government Bond Series 0122, 3.58%, 7/15/32 MYR (e)	9,356
16,985,000	Malaysia Government Bond Series 0316, 3.90%, 11/30/26 MYR (e)	3,867
		13,223
Malaysia (USD) (0%)
2,295,000	Petronas Capital Ltd. 144A, 4.55%, 4/21/50 (a)	2,151

Mauritius (USD) (1%)
1,085,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	929
668,500	Greenko Power II Ltd. 144A, 4.30%, 12/13/28 (a)	581
520,000	Greenko Solar Mauritius Ltd. 144A, 5.95%, 7/29/26 (a)	490
2,408,681	India Cleantech Energy 144A, 4.70%, 8/10/26 (a)	2,130
		4,130
Mexico (MXN) (0%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (e)	980

Mexico (USD) (7%)
1,690,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(f)(g)	1,498
3,207,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	3,047
747,110	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	716
3,620,717	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	3,460
330,000	Grupo Bimbo SAB de CV 144A, 4.00%, 9/06/49 (a)	268
5,270,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	4,094
5,220,000	Mexico Government International Bond, 4.88%, 5/19/33	5,069
2,110,000	Mexico Government International Bond, 5.40%, 2/09/28	2,184
5,590,000	Mexico Government International Bond, 6.34%, 5/04/53	5,773
2,570,000	Mexico Government International Bond, 6.35%, 2/09/35	2,758
5,193,000	Petroleos Mexicanos, 6.49%, 1/23/27	4,655
3,810,000	Petroleos Mexicanos, 6.50%, 3/13/27	3,423
3,080,000	Petroleos Mexicanos, 6.63%, 6/15/35	2,143

Principal or Shares	Security Description	Value (000)
6,406,000	Petroleos Mexicanos, 6.70%, 2/16/32	$4,936
5,774,000	Petroleos Mexicanos, 6.75%, 9/21/47	3,563
4,825,000	Petroleos Mexicanos, 6.95%, 1/28/60	2,963
2,885,000	Petroleos Mexicanos, 7.69%, 1/23/50	1,925
2,940,000	Petroleos Mexicanos, 8.75%, 6/02/29	2,703
		55,178
Mongolia (USD) (2%)
3,145,000	Development Bank of Mongolia LLC 144A, 7.25%, 10/23/23 (a)	3,114
5,110,000	Mongolia Government International Bond 144A, 3.50%, 7/07/27 (a)	4,256
3,060,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	2,825
2,270,000	Mongolia Government International Bond 144A, 8.65%, 1/19/28 (a)	2,301
		12,496
Morocco (USD) (1%)
1,295,000	Morocco Government International Bond 144A, 3.00%, 12/15/32 (a)	1,050
3,950,000	Morocco Government International Bond 144A, 5.95%, 3/08/28 (a)	4,064
3,580,000	Morocco Government International Bond 144A, 6.50%, 9/08/33 (a)	3,726
		8,840
Namibia (USD) (0%)
3,493,000	Namibia International Bonds 144A, 5.25%, 10/29/25 (a)	3,327

Netherlands (USD) (1%)
3,975,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	3,165
2,370,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	1,513
		4,678
Nigeria (USD) (2%)
5,985,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (a)	4,579
2,480,000	Nigeria Government International Bond, 6.50%, 11/28/27 (b)	1,984
5,980,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	4,783
2,095,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	1,573
1,010,000	Nigeria Government International Bond 144A, 7.38%, 9/28/33 (a)	700
2,140,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	1,424
3,055,000	Nigeria Government International Bond 144A, 8.38%, 3/24/29 (a)	2,492
		17,535
Oman (USD) (2%)
3,325,000	Oman Government International Bond 144A, 4.88%, 2/01/25 (a)	3,299
6,040,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	6,036
2,355,000	Oman Government International Bond 144A, 6.25%, 1/25/31 (a)	2,443
4,710,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	4,429
860,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	833

86   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,050,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (a)	$2,286
		19,326
Pakistan (USD) (0%)
8,525,000	Pakistan Government International Bond 144A, 7.38%, 4/08/31 (a)	2,940
2,665,000	Pakistan Government International Bond 144A, 8.88%, 4/08/51 (a)	901
		3,841
Panama (USD) (2%)
2,830,000	Panama Government International Bond, 3.87%, 7/23/60	1,901
2,880,000	Panama Government International Bond, 4.30%, 4/29/53	2,173
2,745,000	Panama Government International Bond, 4.50%, 5/15/47	2,210
2,475,000	Panama Government International Bond, 4.50%, 4/16/50	1,941
3,720,000	Panama Government International Bond, 6.40%, 2/14/35	3,946
2,400,000	Panama Government International Bond, 6.70%, 1/26/36	2,587
		14,758
Paraguay (USD) (2%)
4,610,000	Paraguay Government International Bond 144A, 2.74%, 1/29/33 (a)	3,738
3,150,000	Paraguay Government International Bond 144A, 4.70%, 3/27/27 (a)(b)(c)	3,099
4,365,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (a)(b)(c)	4,235
2,105,000	Paraguay Government International Bond 144A, 5.40%, 3/30/50 (a)	1,798
1,295,000	Paraguay Government International Bond 144A, 6.10%, 8/11/44 (a)	1,237
		14,107
Peru (PEN) (3%)
6,210,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)(e)	1,655
14,805,000	Peru Government Bond, 5.35%, 8/12/40 PEN (e)	3,152
58,825,000	Peru Government Bond, 5.94%, 2/12/29 PEN (e)	15,017
		19,824
Peru (USD) (0%)
1,105,000	Banco de Credito del Peru S.A. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.000%), 3.13%, 7/01/30 (a)(g)	1,013
890,000	Banco de Credito del Peru S.A. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.450%), 3.25%, 9/30/31 (a)(g)	782
1,400,000	Peruvian Government International Bond, 1.86%, 12/01/32	1,085
3,270,000	Peruvian Government International Bond, 2.78%, 12/01/60	2,015
		4,895
Philippines (USD) (1%)
2,225,000	Philippine Government International Bond, 3.70%, 3/01/41	1,893

Principal or Shares	Security Description	Value (000)
1,510,000	Philippine Government International Bond, 5.00%, 7/17/33	$1,561
2,610,000	Philippine Government International Bond, 5.50%, 1/17/48	2,740
		6,194
Poland (USD) (1%)
2,900,000	Republic of Poland Government International Bond, 5.50%, 4/04/53	3,011
3,670,000	Republic of Poland Government International Bond, 5.75%, 11/16/32	3,984
		6,995
Qatar (USD) (1%)
4,200,000	Qatar Government International Bond 144A, 4.40%, 4/16/50 (a)	3,947
4,255,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	4,223
3,260,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	3,353
		11,523
Romania (EUR) (1%)
6,435,000	Romanian Government International Bond 144A, 3.38%, 1/28/50 EUR (a)(e)	4,282
2,726,000	Romanian Government International Bond 144A, 4.63%, 4/03/49 EUR (a)(b)(c)(e)	2,250
		6,532
Romania (RON) (1%)
24,810,000	Romania Government Bond Series 10Y, 5.00%, 2/12/29 RON (e)	4,985

Romania (USD) (1%)
3,420,000	Romanian Government International Bond 144A, 3.00%, 2/27/27 (a)	3,129
4,470,000	Romanian Government International Bond 144A, 5.13%, 6/15/48 (a)	3,775
2,220,000	Romanian Government International Bond 144A, 7.63%, 1/17/53 (a)	2,398
		9,302
Saudi Arabia (USD) (3%)
2,810,000	Saudi Arabian Oil Co. 144A, 3.50%, 11/24/70 (a)	1,918
5,590,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	5,144
3,905,000	Saudi Government International Bond 144A, 3.45%, 2/02/61 (a)	2,810
6,035,000	Saudi Government International Bond 144A, 3.75%, 1/21/55 (a)	4,678
5,820,000	Saudi Government International Bond 144A, 5.00%, 1/18/53 (a)	5,515
2,435,000	Saudi Government International Bond 144A, 5.25%, 1/16/50 (a)	2,405
		22,470
Senegal (USD) (0%)
2,125,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	1,671

Serbia (EUR) (1%)
4,075,000	Serbia International Bond 144A, 3.13%, 5/15/27 EUR (a)(e)	4,057

Serbia (USD) (0%)
1,690,000	Serbia International Bond 144A, 2.13%, 12/01/30 (a)	1,323

Semi-Annual Report    87

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

Singapore (USD) (0%)
1,371,750	Continuum Energy Levanter Pte Ltd. 144A, 4.50%, 2/09/27 (a)	$1,231

South Africa (USD) (3%)
7,635,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)	7,207
1,410,000	Eskom Holdings SOC Ltd. 144A, 7.13%, 2/11/25 (a)	1,379
1,605,000	Eskom Holdings SOC Ltd. 144A, 8.45%, 8/10/28 (a)	1,543
3,250,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	2,926
2,700,000	Republic of South Africa Government International Bond, 5.65%, 9/27/47	1,958
2,825,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	2,034
1,510,000	Republic of South Africa Government International Bond, 5.88%, 6/22/30	1,418
1,985,000	Republic of South Africa Government International Bond, 5.88%, 4/20/32	1,806
2,915,000	Republic of South Africa Government International Bond, 7.30%, 4/20/52	2,494
		22,765
South Africa (ZAR) (2%)
362,682,000	Republic of South Africa Government Bond Series R214, 6.50%, 2/28/41 ZAR (e)	12,130
88,800,000	Republic of South Africa Government Bond Series 2035, 8.88%, 2/28/35 ZAR (e)	4,077
		16,207
Spain (USD) (0%)
1,780,000	AI Candelaria Spain SA 144A, 5.75%, 6/15/33 (a)	1,265

Sri Lanka (USD) (2%)
2,875,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	1,105
7,595,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	2,566
8,015,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	2,872
7,765,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	2,779
1,885,000	Sri Lanka Government International Bond 144A, 7.55%, 3/28/30 (a)	637
5,665,000	Sri Lanka Government International Bond 144A, 7.85%, 3/14/29 (a)	1,915
		11,874
Thailand (THB) (1%)
114,535,000	Thailand Government Bond, 4.88%, 6/22/29 THB (e)	3,861

Turkey (USD) (1%)
2,045,000	Turkey Government International Bond, 4.25%, 4/14/26	1,829
3,980,000	Turkey Government International Bond, 9.13%, 7/13/30	3,982
		5,811
Ukraine (EUR) (0%)
1,385,000	Ukraine Government International Bond 144A, 4.38%, 1/27/32 EUR (a)(e)	256

Principal or Shares	Security Description	Value (000)
2,790,000	Ukraine Government International Bond 144A, 6.75%, 6/20/28 EUR (a)(e)	$501
		757
Ukraine (UAH) (0%)
56,920,000	Ukraine Government International Bond 144A, 11.67%, 11/22/23 UAH (a)(e)	1,026

Ukraine (USD) (1%)
2,695,000	Ukraine Government International Bond 144A, 2.73%, 8/01/41 (a)(d)(i)	701
4,360,000	Ukraine Government International Bond 144A, 7.25%, 3/15/35 (a)	739
980,000	Ukraine Government International Bond 144A, 7.38%, 9/25/34 (a)	162
3,005,000	Ukraine Government International Bond, 7.75%, 9/01/27 (b)	541
1,135,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	200
6,015,000	Ukraine Government International Bond 144A, 7.75%, 9/01/28 (a)	1,063
4,668,000	Ukraine Government International Bond 144A, 7.75%, 9/01/29 (a)	832
		4,238
United Arab Emirates (USD) (2%)
9,498,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	8,986
2,100,000	NBK Tier 1 Ltd. 144A, (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.875%), 3.63% (a)(f)(g)	1,820
2,725,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	2,922
		13,728
United Kingdom (USD) (0%)
800,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	588

United States (USD) (1%)
5,045,708	BBFI Liquidating Trust 144A, 36.32%, 11/09/23 (a)(d)	1,746
2,140,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 5.75%, 4/01/33 (a)	2,056
960,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	859
670,000	Kosmos Energy Ltd. 144A, 7.50%, 3/01/28 (a)	563
580,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	502
2,030,000	NBM U.S. Holdings Inc. 144A, 6.63%, 8/06/29 (a)	1,830
		7,556
Uruguay (UYU) (1%)
202,310,693	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (e)	5,547
157,183,065	Uruguay Government International Bond, 4.38%, 12/15/28 UYU (e)	4,281
41,200,000	Uruguay Government International Bond, 8.25%, 5/21/31 UYU (e)	959
		10,787
Uzbekistan (USD) (2%)
8,950,000	Republic of Uzbekistan International Bond 144A, 3.70%, 11/25/30 (a)	7,339
6,145,000	Republic of Uzbekistan International Bond 144A, 4.75%, 2/20/24 (a)	6,070

88   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
4,900,000	Republic of Uzbekistan International Bond 144A, 5.38%, 2/20/29 (a)	$4,545
		17,954
Venezuela (USD) (0%)
3,630,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (b)(h)	136
3,440,000	Petroleos de Venezuela SA, 6.00%, 11/15/26 (b)(h)	111
1,122,500	Petroleos de Venezuela SA, 8.50%, 10/27/20 (b)(h)	309
2,890,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (b)(h)	119
1,420,000	Venezuela Government International Bond, 7.00%, 3/31/38 (b)(h)	128
4,560,000	Venezuela Government International Bond, 7.65%, 4/21/25 (b)(h)	456
2,350,000	Venezuela Government International Bond, 7.75%, 10/13/19 (b)(h)	170
5,300,000	Venezuela Government International Bond, 9.25%, 9/15/27 (h)	557
		1,986
Virgin Islands (British) (USD) (0%)
870,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	812

Zambia (USD) (1%)
4,835,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (a)	2,303
4,835,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	2,266
		4,569
Total Bonds (Cost - $923,222)		766,810

Principal or Shares	Security Description	Value (000)

Investment Company (2%)
12,110,927	Payden Cash Reserves Money Market Fund* (Cost - $12,111)	$12,111
Total Investments (Cost - $935,333) (100%)		778,921
Liabilities in excess of Other Assets (0%)		2,933

Net Assets (100%)		$781,854

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $6,505 and the total market value of the collateral held by the Fund is $6,697. Amounts in 000s.

(d)	Yield to maturity at time of purchase.
(e)	Principal in foreign currency.
(f)	Perpetual security with no stated maturity date.
(g)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CLP 4,353,000	USD 5,369	BNP PARIBAS	05/10/2023	$14
EUR 6,430	USD 7,080	HSBC Bank USA, N.A.	06/14/2023	25
IDR 3,390,000	USD 227	Barclays Bank PLC	07/13/2023	4
MXN 155,600	USD 8,426	HSBC Bank USA, N.A.	07/18/2023	87
PLN 2,256	USD 505	BNP PARIBAS	05/16/2023	36
USD 9,566	MYR 41,657	Barclays Bank PLC	07/18/2023	175
USD 411	CLP 330,100	BNP PARIBAS	05/10/2023	3
USD 1,964	COP 8,921,000	Citibank, N.A.	05/15/2023	74
USD 3,974	CNH 27,333	HSBC Bank USA, N.A.	05/11/2023	23
USD 16,625	ZAR 303,470	HSBC Bank USA, N.A.	06/27/2023	128

				569

Liabilities:
COP 18,182,000	USD 4,002	BNP PARIBAS	05/15/2023	(149)
USD 150	THB 5,110	Barclays Bank PLC	08/21/2023	(2)
USD 3,540	CLP 2,933,700	BNP PARIBAS	05/10/2023	(88)

Semi-Annual Report    89

            Payden Emerging Markets Bond Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
USD 4,001	COP 19,766,000	BNP PARIBAS	05/15/2023	(187)
USD 4,339	PLN 19,555	BNP PARIBAS	05/16/2023	(354)
USD 5,274	RON 23,841	BNP PARIBAS	08/21/2023	(44)
USD 14,973	BRL 77,310	Citibank, N.A.	07/10/2023	(312)
USD 4,495	COP 21,941,000	HSBC Bank USA, N.A.	05/15/2023	(155)
USD 1,948	HUF 676,400	HSBC Bank USA, N.A.	05/15/2023	(38)
USD 43,857	EUR 40,888	HSBC Bank USA, N.A.	06/14/2023	(1,322)
USD 9,617	PEN 36,463	HSBC Bank USA, N.A.	06/20/2023	(188)
USD 9,497	MXN 178,030	HSBC Bank USA, N.A.	07/18/2023	(243)

				(3,082)

Net Unrealized Appreciation (Depreciation)				$(2,513)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 40 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2028	USD 23,480	$(469)	$(75)	$(394)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year MXIBTIIE Swap, Receive Fixed 8.150% 28 Days, Pay Variable 11.5293% (MXIBTIIE) 28 Days	07/30/2032	MXN 74,200	$(57)	$—	$(57)
10-Year MXIBTIIE Swap, Receive Fixed 8.340% 28 Days, Pay Variable 11.5267% (MXIBTIIE) 28 Days	03/29/2033	MXN 66,500	(11)	—	(11)
10-Year MXIBTIIE Swap, Receive Fixed 8.390% 28 Days, Pay Variable 11.5255% (MXIBTIIE) 28 Days	04/01/2033	MXN 49,950	2	—	2
10-Year MXIBTIIE Swap, Receive Fixed 8.8% 28 Days, Pay Variable 11.5255% (MXIBTIIE) 28 Days	06/25/2032	MXN 92,400	140	—	140
10-Year MXIBTIIE Swap, Receive Fixed 8.81% 28 Days, Pay Variable 11.5255% (MXIBTIIE) 28 Days	06/24/2032	MXN 151,800	236	—	236
8-Year Interest Rate Swap, Pay Fixed 1.341% Annually, Receive Variable 1.99765% (ESTRON) Annually	10/17/2030	EUR 2,250	243	—	243
8-Year SOFR Swap, Receive Fixed 2.776% Annually, Pay Variable 4.800% (SOFRRATE) Annually	10/17/2030	USD 2,534	(93)	—	(93)
9-Year Interest Rate Swap, Pay Fixed 1.732% Annually, Receive Variable 2.902% (ESTRON) Annually	04/11/2031	EUR 5,550	443	—	443
9-Year Interest Rate Swap, Pay Fixed 2.079% Annually, Receive Variable 2.900% (ESTRON) Annually	10/30/2031	EUR 5,215	289	—	289
9-Year SOFR Swap, Receive Fixed 2.059% Annually, Pay Variable 2.900% (SOFRRATE) Annually	04/11/2031	EUR 3,050	165	—	165
9-Year SOFR Swap, Receive Fixed 2.771% Annually, Pay Variable 4.800% (SOFRRATE) Annually	04/11/2031	USD 6,332	(193)	—	(193)
9-Year SOFR Swap, Receive Fixed 2.921% Annually, Pay Variable 4.800% (SOFRRATE) Annually	10/30/2031	USD 5,530	(148)	—	(148)
9-Year SOFR Swap, Receive Fixed 2.925% Annually, Pay Variable 4.800% (SOFRRATE) Annually	04/11/2031	USD 3,240	(64)	—	(64)

			$952	$—	$952

90   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$6,505
Non-cash Collateral[2]	(6,505)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    91

            Payden Emerging Markets Local  Bond Fund

The Fund seeks a high level of total return.	Portfolio Composition - percent of investments
	Foreign Government	90%
	Corporate Bond	8%
	U.S. Treasury	1%
	Investment Company	1%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (95%)

Brazil (BRL) (10%)
1,900,000	Brazil Letras do Tesouro Nacional, 11.82%, 7/01/23 BRL (a)(b)	$373
2,700,000	Brazil Letras do Tesouro Nacional, 13.07%, 1/01/24 BRL (a)(b)	498
13,000,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL (b)	2,534
3,400,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/29 BRL (b)	628
4,600,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/31 BRL (b)	829
		4,862

Chile (CLP) (2%)
205,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 4.70%, 9/01/30 CLP (b)(c)(d)	241
670,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 6/01/24 CLP (b)(c)(d)	811
		1,052

China (CNY) (8%)
12,320,000	China Government Bond, 2.85%, 6/04/27 CNY (b)	1,797
2,000,000	China Government Bond, 3.02%, 10/22/25 CNY (b)	293
10,410,000	China Government Bond Series 1906, 3.29%, 5/23/29 CNY (b)	1,561
		3,651

Colombia (COP) (6%)
1,996,534,122	Colombian TES, 3.30%, 3/17/27 COP (b)	408
2,953,635,531	Colombian TES, 3.50%, 5/07/25 COP (b)	624
778,000,000	Colombian TES Series B, 6.00%, 4/28/28 COP (b)	133
805,500,000	Colombian TES Series B, 7.00%, 3/26/31 COP (b)	131
5,068,900,000	Colombian TES Series B, 7.50%, 8/26/26 COP (b)	968
445,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (b)(c)	88
1,436,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 11/08/27 COP (b)(c)	244
655,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (b)(c)	128
		2,724

Czech Republic (CZK) (3%)
29,500,000	Czech Republic Government Bond Series 125, 1.50%, 4/24/40 CZK (b)	887

Principal or Shares	Security Description	Value (000)

14,900,000	Czech Republic Government Bond Series 103, 2.00%, 10/13/33 CZK (b)	$552
		1,439

Dominica Republic (DOP) (1%)
12,900,000	Dominican Republic International Bond 144A, 13.63%, 2/03/33 DOP (b)(c)	275

Hungary (HUF) (3%)
331,220,000	Hungary Government Bond Series 30/A, 3.00%, 8/21/30 HUF (b)	717
124,000,000	Hungary Government Bond Series 31/A, 3.25%, 10/22/31 HUF (b)	266
29,620,000	Hungary Government Bond Series 32/A, 4.75%, 11/24/32 HUF (b)	70
103,210,000	Hungary Government Bond Series 28/A, 6.75%, 10/22/28 HUF (b)	280
		1,333

Indonesia (IDR) (7%)
9,783,000,000	Indonesia Treasury Bond Series FR87, 6.50%, 2/15/31 IDR (b)	667
28,677,000,000	Indonesia Treasury Bond Series FR96, 7.00%, 2/15/33 IDR (b)	2,022
5,661,000,000	Indonesia Treasury Bond Series FR68, 8.38%, 3/15/34 IDR (b)	435
5,851,000,000	Indonesia Treasury Bond Series FR79, 8.38%, 4/15/39 IDR (b)	452
		3,576

Ivory Coast (USD) (0%)
200,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (c)	170

Kazakhstan (KZT) (1%)
223,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (b)(c)	494
Luxembourg (BRL) (1%)
1,807,816	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (b)(c)	324

Malaysia (MYR) (8%)
800,000	Malaysia Government Bond Series 0319, 3.48%, 6/14/24 MYR (b)	180
1,345,000	Malaysia Government Bond Series 0307, 3.50%, 5/31/27 MYR (b)	301
1,635,000	Malaysia Government Bond Series 0513, 3.73%, 6/15/28 MYR (b)	370
1,760,000	Malaysia Government Bond Series 0219, 3.89%, 8/15/29 MYR (b)	399
2,790,000	Malaysia Government Bond Series 0316, 3.90%, 11/30/26 MYR (b)	635

92   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,685,000	Malaysia Government Bond Series 0222, 4.70%, 10/15/42 MYR (b)	$655
5,320,000	Malaysia Government Bond Series 0317, 4.76%, 4/07/37 MYR (b)	1,284
		3,824

Mexico (MXN) (10%)
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (b)	265
790,000	Mexican Bonos Series M, 5.00%, 3/06/25 MXN (b)	40
5,900,000	Mexican Bonos Series M, 5.75%, 3/05/26 MXN (b)	297
15,260,000	Mexican Bonos Series M, 8.00%, 11/07/47 MXN (b)	755
14,760,000	Mexican Bonos Series M, 8.50%, 5/31/29 MXN (b)	809
19,230,000	Mexican Bonos Series M, 8.50%, 11/18/38 MXN (b)	1,016
17,080,000	Mexican Bonos Series M, 10.00%, 12/05/24 MXN (b)	939
8,249,835	Mexican Udibonos Series S, 3.50%, 11/16/23 MXN (b)	448
5,860,000	Petroleos Mexicanos 13-2, 7.19%, 9/12/24 MXN (b)	303
		4,872

Morocco (USD) (0%)
200,000	Morocco Government International Bond 144A, 5.95%, 3/08/28 (c)	206

Oman (USD) (0%)
200,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (c)	223

Peru (PEN) (6%)
2,520,000	Banco de Credito del Peru S.A. 144A, 4.65%, 9/17/24 PEN (b)(c)	638
2,545,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (b)(c)	678
1,451,000	Peru Government Bond, 5.35%, 8/12/40 PEN (b)	309
4,885,000	Peru Government Bond, 5.94%, 2/12/29 PEN (b)	1,247
		2,872

Philippines (PHP) (1%)
17,000,000	Philippine Government International Bond, 6.25%, 1/14/36 PHP (b)	301

Poland (PLN) (2%)
1,870,000	Republic of Poland Government Bond Series 0432, 1.75%, 4/25/32 PLN (b)	324
745,000	Republic of Poland Government Bond Series 0726, 2.50%, 7/25/26 PLN (b)	161
2,705,000	Republic of Poland Government Bond Series 0527, 3.75%, 5/25/27 PLN (b)	599
		1,084

Romania (RON) (4%)
4,810,000	Romania Government Bond Series 15Y, 3.65%, 9/24/31 RON (b)	838
885,000	Romania Government Bond Series 8Y, 4.15%, 1/26/28 RON (b)	175
950,000	Romania Government Bond Series 10Y, 5.00%, 2/12/29 RON (b)	191

Principal or Shares	Security Description	Value (000)

2,430,000	Romania Government Bond Series 15YR, 5.80%, 7/26/27 RON (b)	$519
		1,723

Serbia (EUR) (0%)
255,000	Serbia International Bond 144A, 3.13%, 5/15/27 EUR (b)(c)	254

South Africa (ZAR) (10%)
52,665,000	Republic of South Africa Government Bond Series R214, 6.50%, 2/28/41 ZAR (b)	1,761
29,335,000	Republic of South Africa Government Bond Series 2037, 8.50%, 1/31/37 ZAR (b)	1,262
22,725,000	Republic of South Africa Government Bond Series 2048, 8.75%, 2/28/48 ZAR (b)	936
5,700,000	Republic of South Africa Government Bond Series 2035, 8.88%, 2/28/35 ZAR (b)	262
9,565,000	Republic of South Africa Government Bond Series R186, 10.50%, 12/21/26 ZAR (b)	549
		4,770

South Korea (MXN) (1%)
5,000,000	Export-Import Bank of Korea Series 19, 7.93%, 7/30/26 MXN (b)	261

Thailand (THB) (6%)
23,020,000	Thailand Government Bond, 1.59%, 12/17/35 THB (b)	600
7,320,000	Thailand Government Bond, 2.00%, 6/17/42 THB (b)	184
8,910,000	Thailand Government Bond, 2.88%, 6/17/46 THB (b)	253
14,300,000	Thailand Government Bond, 3.30%, 6/17/38 THB (b)	441
44,390,000	Thailand Government Bond, 3.65%, 6/20/31 THB (b)	1,414
		2,892

Ukraine (USD) (0%)
205,000	Ukraine Government International Bond 144A, 6.88%, 5/21/31 (c)	35

United Kingdom (IDR) (1%)
8,600,000,000	Standard Chartered Bank 144A, 6.50%, 2/20/31 IDR (b)(c)	586
United States (IDR) (1%)
6,394,000,000	JPMorgan Chase Bank N.A. 144A, 9.50%, 7/17/31 IDR (b)(c)	513
Uruguay (UYU) (2%)
7,720,730	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (b)	212
8,864,176	Uruguay Government International Bond, 4.38%, 12/15/28 UYU (b)	241
12,570,000	Uruguay Government International Bond, 8.25%, 5/21/31 UYU (b)	293
		746

Uzbekistan (UZS) (1%)
2,960,000,000	Republic of Uzbekistan International Bond
	144A, 14.00%, 7/19/24 UZS (b)(c)	255
Total Bonds (Cost - $48,331)		45,317

Semi-Annual Report    93

            Payden Emerging Markets Local  Bond Fund continued

Principal or Shares	Security Description	Value (000)

Investment Company (1%)
428,240	Payden Cash Reserves Money Market Fund* (Cost - $428)	$428

Total Investments (Cost - $48,759) (96%)		45,745
Other Assets, net of Liabilities (4%)		1,994

Net Assets (100%)		$47,739

*	Affiliated investment.
(a)	Yield to maturity at time of purchase.
(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CZK 31,830	USD 1,444	HSBC Bank USA, N.A.	05/16/2023	$45
EUR 221	USD 244	HSBC Bank USA, N.A.	06/14/2023	1
HUF 128,800	USD 351	HSBC Bank USA, N.A.	05/15/2023	27
IDR 18,320,000	USD 1,225	Barclays Bank PLC	07/13/2023	21
PLN 7,738	USD 1,748	BNP PARIBAS	05/16/2023	110
THB 72,950	USD 2,137	Barclays Bank PLC	08/21/2023	23
USD 562	COP 2,617,000	Citibank, N.A.	05/15/2023	7
USD 614	CNH 4,214	HSBC Bank USA, N.A.	05/11/2023	5
USD 340	ZAR 6,160	HSBC Bank USA, N.A.	06/27/2023	5

				244

Liabilities:
CLP 575,068	USD 713	BNP PARIBAS	05/10/2023	(2)
CNH 5,352	USD 791	HSBC Bank USA, N.A.	05/11/2023	(17)
CNH 3,122	USD 456	HSBC Bank USA, N.A.	05/11/2023	(5)
COP 2,074,000	USD 456	BNP PARIBAS	05/15/2023	(17)
MYR 5,316	USD 1,221	Barclays Bank PLC	07/18/2023	(22)
USD 266	PHP 14,800	Barclays Bank PLC	05/16/2023	(1)
USD 238	CLP 197,900	BNP PARIBAS	05/10/2023	(7)
USD 309	COP 1,524,000	BNP PARIBAS	05/15/2023	(15)
USD 21	RON 94	BNP PARIBAS	08/21/2023	—
USD 231	TND 750	BNP PARIBAS	10/12/2023	(7)
USD 145	BRL 751	Citibank, N.A.	07/10/2023	(3)
USD 524	COP 2,559,000	HSBC Bank USA, N.A.	05/15/2023	(18)
USD 733	EUR 679	HSBC Bank USA, N.A.	06/14/2023	(17)
USD 886	PEN 3,360	HSBC Bank USA, N.A.	06/20/2023	(17)
USD 134	BRL 690	HSBC Bank USA, N.A.	07/10/2023	(3)
USD 386	MXN 7,220	HSBC Bank USA, N.A.	07/18/2023	(9)

				(160)

Net Unrealized Appreciation (Depreciation)				$84

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)

Short Contracts:
U.S. Treasury 10-Year Note Future	15	Jun-23	$(1,728)	$(35)	$(35)

94   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Federative Republic of Peru), Pay 1% Quarterly, Receive upon credit default	12/20/2027	USD 590	$(3)	$8	$(11)
Protection Bought (Relevant Credit: Federative Republic of Peru), Pay 1% Quarterly, Receive upon credit default	06/20/2028	USD 340	(1)	—	(1)

			$(4)	$8	$(12)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Fixed 8.15% Monthly, Pay Variable 11.5293% (MXIBTIIE) Monthly	07/30/2032	MXN 2,800	$(2)	$—	$(2)
10-Year Interest Rate Swap, Receive Fixed 8.29% Monthly, Pay Variable 11.5195% (MXIBTIIE) Monthly	03/23/2033	MXN 8,000	(3)	—	(3)
10-Year Interest Rate Swap, Receive Fixed 8.635% Monthly, Pay Variable 11.5253% (MXIBTIIE) Monthly	08/30/2032	MXN 5,600	5	—	5
10-Year Interest Rate Swap, Receive Fixed 8.80% Monthly, Pay Variable 11.5255% (MXIBTIIE) Monthly	06/25/2032	MXN 3,500	5	—	5
10-Year Interest Rate Swap, Receive Fixed 8.81% Monthly, Pay Variable 11.5255% (MXIBTIIE) Monthly	06/24/2032	MXN 5,700	9	—	9
5-Year Interest Rate Swap, Receive Fixed 2.4875% Quarterly, Pay Variable 2.55% (CNRR007) Quarterly	04/25/2027	CNY 3,740	(3)	—	(3)

			$11	$—	$11

See notes to financial statements.

Semi-Annual Report    95

            Payden Emerging Markets Corporate Bond Fund

The Fund seeks a high level of total return.	Portfolio Composition - percent of investments
	Corporate Bond	85%
	Foreign Government	4%
	U.S. Treasury	3%
	Cash equivalent	8%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)

Bonds (93%)

Argentina (USD) (0%)
1	Pampa Energia SA 144A, 9.50%, 12/08/26 (a)	$—
255,000	Provincia de Buenos Aires Government Bonds, 4.00%, 9/01/37 (b)	65
		65

Austria (USD) (1%)
200,000	BRF GmbH 144A, 4.35%, 9/29/26 (a)	174
200,000	Klabin Austria GmbH 144A, 3.20%, 1/12/31 (a)	160
200,000	Klabin Austria GmbH 144A, 5.75%, 4/03/29 (a)	196
		530

Bahamas (USD) (1%)
445,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	374

Bermuda (USD) (3%)
200,000	Bermuda Government International Bond 144A, 3.72%, 1/25/27 (a)	194
300,000	CBQ Finance Ltd., 2.00%, 9/15/25 (b)	280
241,600	Digicel Group Holdings Ltd. 144A, 8.00%, 4/01/25 (a)	97
760,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	632
500,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	505
360,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)(c)	312
200,000	Tengizchevroil Finance Co. International Ltd. 144A, 3.25%, 8/15/30 (a)	151
200,000	Valaris Ltd. 144A, 8.38%, 4/30/30 (a)	200
		2,371

Brazil (USD) (2%)
250,000	Banco do Brasil SA 144A, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 6.362%), 9.00% (a)(d)(e)	253
200,000	BRF SA, 4.88%, 1/24/30 (b)	157
200,000	BRF SA 144A, 4.88%, 1/24/30 (a)	156
200,000	BRF SA 144A, 5.75%, 9/21/50 (a)	125
565,000	Itau Unibanco Holding SA 144A, 5.13%, 5/13/23 (a)	564
492,709	Prumo Participacoes e Investimentos S/A 144A, 7.50%, 12/31/31 (a)	460
		1,715

Canada (USD) (1%)
150,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (a)	151
400,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	402
200,000	Vale Canada Ltd., 7.20%, 9/15/32	217
		770

Principal or Shares	Security Description	Value (000)

Cayman Islands (USD) (7%)
200,000	Alibaba Group Holding Ltd., 3.40%, 12/06/27	$189
200,000	Alibaba Group Holding Ltd., 3.60%, 11/28/24	195
502,307	Bioceanico Sovereign Certificate Ltd. 144A, 3.79%, 6/05/34 (a)(f)	340
600,000	Country Garden Holdings Co. Ltd., 3.30%, 1/12/31 (b)	235
200,000	Country Garden Holdings Co. Ltd., 5.13%, 1/14/27 (b)	93
200,000	Dar Al-Arkan Sukuk Co. Ltd., 7.75%, 2/07/26 (b)	202
605,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	565
285,000	JD.com Inc., 3.38%, 1/14/30 (c)	257
200,000	Kaisa Group Holdings Ltd., 10.50%, 1/30/24 (f)	21
400,000	MAF Global Securities Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.893%), 7.88% (b)(d)(e)	407
670,000	Melco Resorts Finance Ltd. 144A, 5.38%, 12/04/29 (a)	557
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 31.50% (a)(d)(f)	—
250,000	QNB Finance Ltd., 2.75%, 2/12/27 (b)	233
390,000	SA Global Sukuk Ltd. 144A, 1.60%, 6/17/26 (a)	359
215,000	Shimao Group Holdings Ltd., 5.60%, 7/15/26 (b)(g)	28
128,000	Vale Overseas Ltd., 6.25%, 8/10/26	133
190,000	Vale Overseas Ltd., 6.88%, 11/21/36	199
325,000	Weibo Corp., 3.38%, 7/08/30	262
430,000	Wynn Macau Ltd. 144A, 5.63%, 8/26/28 (a)	376
		4,651

Chile (USD) (4%)
671,672	Alfa Desarrollo SpA 144A, 4.55%, 9/27/51 (a)	487
190,514	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	165
660,000	Chile Electricity PEC SpA 144A, 3.13%, 1/25/28 (a)(f)	490
200,000	Embotelladora Andina SA 144A, 5.00%,
	10/01/23 (a)	200
255,000	Interchile SA 144A, 4.50%, 6/30/56 (a)	209
670,000	Inversiones CMPC SA 144A, 4.38%, 5/15/23 (a)	670
280,000	Sociedad de Transmision Austral SA 144A, 4.00%, 1/27/32 (a)	240
200,000	VTR Comunicaciones SpA 144A, 4.38%, 4/15/29 (a)	103
		2,564

Colombia (USD) (2%)
400,000	Bancolombia SA, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.944%), 4.63%, 12/18/29 (e)	341

96   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	$299
290,000	Ecopetrol SA, 5.38%, 6/26/26	275
200,000	Promigas SA ESP/Gases del Pacifico SAC 144A, 3.75%, 10/16/29 (a)	162
		1,077

Dominica Republic (USD) (0%)
265,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	253

France (USD) (0%)
425,000	Altice France SA 144A, 5.13%, 7/15/29 (a)	315

Hong Kong (USD) (1%)
310,000	AIA Group Ltd. 144A, 4.95%, 4/04/33 (a)	314
200,000	Lenovo Group Ltd. 144A, 6.54%, 7/27/32 (a)	201
		515

India (USD) (2%)
210,000	Adani Ports & Special Economic Zone Ltd. 144A, 5.00%, 8/02/41 (a)	137
178,000	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash 144A, 4.63%, 10/15/39 (a)	128
200,000	Adani Transmission Step-One Ltd., 4.00%, 8/03/26 (b)	171
200,000	Bharti Airtel Ltd. 144A, 4.38%, 6/10/25 (a)	197
200,000	Export-Import Bank of India 144A, 3.88%, 2/01/28 (a)	191
250,000	Reliance Industries Ltd. 144A, 3.63%, 1/12/52 (a)	179
200,000	Shriram Finance Ltd. 144A, 4.15%, 7/18/25 (a)	187
245,000	Shriram Finance Ltd. 144A, 4.40%, 3/13/24 (a) (c)	238
425,000	Summit Digitel Infrastructure Ltd. 144A, 2.88%, 8/12/31 (a)	343
		1,771

Indonesia (USD) (2%)
400,000	Cikarang Listrindo Tbk PT, 4.95%, 9/14/26 (b)	376
400,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)	377
900,000	Indofood CBP Sukses Makmur Tbk PT, 3.40%, 6/09/31 (b)	771
		1,524

Ireland (USD) (2%)
1,250,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	1,095

Isle of Man (USD) (0%)
120,000	AngloGold Ashanti Holdings PLC, 6.50%, 4/15/40	118

Israel (USD) (3%)
810,000	Bank Hapoalim BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.155%), 3.26%, 1/21/32 (a)(b)(e)	680
310,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(b)	287
200,000	Energean Israel Finance Ltd. 144A, 5.38%, 3/30/28 (a)(b)	179
200,000	Energean Israel Finance Ltd. 144A, 5.88%, 3/30/31 (a)(b)	175
200,000	Israel Electric Corp. Ltd. 144A, 4.25%, 8/14/28 (a)(b)	192

Principal or Shares	Security Description	Value (000)

260,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a) (b)	$241
		1,754

Jersey (USD) (1%)
510,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	422

Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(h)	155

Kazakhstan (USD) (0%)
200,000	KazMunayGas National Co. JSC 144A, 5.38%, 4/24/30 (a)	184

Luxembourg (USD) (2%)
200,000	Altice France Holding SA 144A, 10.50%, 5/15/27 (a)	148
220,000	B2W Digital Lux Sarl 144A, 4.38%, 12/20/30 (a)(g)	44
200,000	CSN Resources SA 144A, 4.63%, 6/10/31 (a)	154
200,000	EIG Pearl Holdings Sarl, 4.39%, 11/30/46 (b)	161
762,378	Tierra Mojada Luxembourg II Sarl 144A, 5.75%, 12/01/40 (a)	648
		1,155

Marshall Islands (USD) (0%)
312,134	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	325
Mauritius (USD) (1%)
191,000	Greenko Power II Ltd. 144A, 4.30%, 12/13/28 (a)	166
300,000	Greenko Solar Mauritius Ltd. 144A, 5.95%, 7/29/26 (a)	282
457,750	India Cleantech Energy 144A, 4.70%, 8/10/26 (a)	405
		853

Mexico (MXN) (1%)
4,870,000	Mexican Bonos Series M, 8.50%, 11/18/38 MXN (h)	257

Mexico (USD) (14%)
200,000	America Movil SAB de CV, 4.70%, 7/21/32	199
200,000	Banco Mercantil del Norte SA 144A, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.034%), 6.63% (a)(d)(e)	162
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.967%), 6.75% (a)(d)(e)	192
200,000	Banco Mercantil del Norte SA 144A, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.470%), 7.50% (a)(d)(e)	177
800,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.995%), 5.95%, 10/01/28 (a)(e)	789
505,000	BBVA Bancomer SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.650%), 5.13%, 1/18/33 (a)(e)	446
430,000	Becle SAB de CV 144A, 2.50%, 10/14/31 (a)	352
830,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(d)(e)	736
200,000	Cemex SAB de CV 144A, 7.38%, 6/05/27 (a)	208
200,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	190

Semi-Annual Report    97

        Payden Emerging Markets Corporate Bond Fund  continued

Principal or Shares	Security Description	Value (000)

200,000	Coca-Cola Femsa SAB de CV, 1.85%, 9/01/32	$160
200,000	Coca-Cola Femsa SAB de CV, 2.75%, 1/22/30	179
361,240	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	346
420,000	Corp. Inmobiliaria Vesta SAB de CV 144A, 3.63%, 5/13/31 (a)	348
400,000	Electricidad Firme de Mexico Holdings SA de CV 144A, 4.90%, 11/20/26 (a)	352
207,733	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	198
620,000	Grupo Axo SAPI de CV 144A, 5.75%, 6/08/26 (a)	545
250,000	Infraestructura Energetica Nova SAPI de CV 144A, 3.75%, 1/14/28 (a)	228
600,000	Kimberly-Clark de Mexico SAB de CV 144A, 2.43%, 7/01/31 (a)	513
200,000	Kimberly-Clark de Mexico SAB de CV 144A, 3.25%, 3/12/25 (a)	194
355,000	Mexico City Airport Trust 144A, 4.25%, 10/31/26 (a)	342
220,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	171
191,380	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)(c)	187
440,000	Orbia Advance Corp. SAB de CV 144A, 1.88%, 5/11/26 (a)	399
165,000	Petroleos Mexicanos, 5.95%, 1/28/31	122
360,000	Petroleos Mexicanos, 6.70%, 2/16/32	277
70,000	Petroleos Mexicanos, 6.75%, 9/21/47	43
250,000	Petroleos Mexicanos, 6.88%, 8/04/26	237
920,000	Sitios Latinoamerica SAB de CV 144A, 5.38%, 4/04/32 (a)	841
200,000	Trust Fibra Uno 144A, 6.95%, 1/30/44 (a)	168
		9,301

Morocco (USD) (2%)
400,000	OCP SA 144A, 3.75%, 6/23/31 (a)	336
245,000	OCP SA 144A, 5.63%, 4/25/24 (a)	245
755,000	OCP SA, 5.63%, 4/25/24 (b)	753
		1,334

Netherlands (USD) (5%)
410,000	MEGlobal BV 144A, 2.63%, 4/28/28 (a)	364
435,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	346
310,000	Petrobras Global Finance BV, 6.25%, 3/17/24	311
200,000	Prosus NV 144A, 3.06%, 7/13/31 (a)	158
400,000	Prosus NV, 3.06%, 7/13/31 (b)	315
200,000	Prosus NV 144A, 3.83%, 2/08/51 (a)	126
415,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	265
200,000	Prosus NV 144A, 4.99%, 1/19/52 (a)	147
400,000	Sigma Finance Netherlands BV 144A, 4.88%, 3/27/28 (a)	393
275,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	275
595,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28	593
		3,293

Norway (USD) (1%)
500,000	Var Energi ASA 144A, 8.00%, 11/15/32 (a)	543

Panama (USD) (1%)
600,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	521

Principal or Shares	Security Description	Value (000)
571,762	UEP Penonome II SA 144A, 6.50%, 10/01/38 (a)	$425
		946

Peru (PEN) (1%)
1,310,000	Peru Government Bond, 5.94%, 2/12/29 PEN (h)	334

Peru (USD) (1%)
435,000	Kallpa Generacion SA 144A, 4.13%, 8/16/27 (a)	401
350,000	Kallpa Generacion SA 144A, 4.88%, 5/24/26 (a)	337
		738

Qatar (USD) (0%)
226,620	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	231

Romania (RON) (0%)
825,000	Romania Government Bond Series 8Y, 4.15%, 1/26/28 RON (h)	163

Saudi Arabia (USD) (1%)
555,000	Saudi Arabian Oil Co. 144A, 3.25%, 11/24/50 (a)	400
300,000	Saudi Telecom Co., 3.89%, 5/13/29 (b)	291
		691

Singapore (USD) (1%)
232,500	Continuum Energy Levanter Pte Ltd. 144A, 4.50%, 2/09/27 (a)	209
300,000	SingTel Group Treasury Pte Ltd., 2.38%, 10/03/26 (b)	280
		489

South Africa (ZAR) (1%)
18,000,000	Republic of South Africa Government Bond Series R214, 6.50%, 2/28/41 ZAR (h)	602

South Korea (USD) (1%)
420,000	Kia Corp. 144A, 3.25%, 4/21/26 (a)	398
200,000	Kookmin Bank 144A, 2.50%, 11/04/30 (a)	166
240,000	Korea Development Bank, 3.38%, 9/16/25	233
200,000	SK Hynix Inc. 144A, 6.50%, 1/17/33 (a)	199
		996

Spain (USD) (2%)
360,000	AI Candelaria Spain SA 144A, 5.75%, 6/15/33 (a)	256
400,000	Banco Bilbao Vizcaya Argentaria SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.300%), 5.86%, 9/14/26 (e)	399
1,630,000	EnfraGen Energia Sur SA/EnfraGen Spain SA/ Prime Energia SpA 144A, 5.38%, 12/30/30 (a)	1,034
		1,689

Sri Lanka (USD) (0%)
250,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	90

Thailand (USD) (1%)
415,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.900%), 3.73%, 9/25/34 (a)(e)	356
200,000	Krung Thai Bank PCL, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.530%), 4.40% (b)(d)(e)	182
		538

98   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Turkey (USD) (1%)
200,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (a)	$195
200,000	Ulker Biskuvi Sanayi AS 144A, 6.95%, 10/30/25 (a)	174
		369

Ukraine (USD) (0%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/28 (a)	38

United Arab Emirates (USD) (3%)
279,440	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	272
200,000	DP World Ltd. 144A, 5.63%, 9/25/48 (a)	195
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)	273
200,000	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 144A, 7.13%, 7/31/26 (a)	195
315,000	MDGH GMTN RSC Ltd. 144A, 4.50%, 11/07/28 (a)	317
240,000	MDGH GMTN RSC Ltd. 144A, 5.50%, 4/28/33 (a)	260
415,000	NBK Tier 1 Financing 2 Ltd., (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.832%), 4.50% (b)(d)(e)	383
290,000	NBK Tier 1 Ltd. 144A, (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.875%), 3.63% (a)(d)(e)	251
301,810	Sweihan PV Power Co. PJSC 144A, 3.63%, 1/31/49 (a)	252
		2,398

United Kingdom (USD) (4%)
245,000	Anglo American Capital PLC 144A, 3.95%, 9/10/50 (a)	188
315,000	Anglo American Capital PLC 144A, 4.75%, 4/10/27 (a)	311
200,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (a)	200
200,000	Fresnillo PLC 144A, 5.50%, 11/13/23 (a)	199
525,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (a)	435
905,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	666
200,000	Standard Chartered PLC, (3 mo. LIBOR USD + 1.209%), 2.82%, 1/30/26 (b)(e)	189
200,000	Tullow Oil PLC 144A, 10.25%, 5/15/26 (a)	157
455,000	Vedanta Resources Finance II PLC 144A, 8.95%, 3/11/25 (a)(c)	326
260,000	Vedanta Resources Ltd. 144A, 6.13%, 8/09/24 (a)	169
200,000	Vedanta Resources Ltd. 144A, 7.13%, 5/31/23 (a)	195
		3,035

United States (USD) (14%)
100,000	American Airlines Inc. 144A, 7.25%, 2/15/28 (a)	97
200,000	American Tower Corp., 3.38%, 10/15/26	191
532,180	BBFI Liquidating Trust 144A, 39.59%, 11/09/23 (a)(f)	184
400,000	Bimbo Bakeries USA Inc. 144A, 4.00%, 5/17/51 (a)	325
100,000	Bristol-Myers Squibb Co., 1.13%, 11/13/27	88
200,000	CSC Holdings LLC 144A, 11.25%, 5/15/28 (a)	200
400,000	Eli Lilly & Co., 5.00%, 2/27/26	402

Principal or Shares	Security Description	Value (000)
200,000	Global Payments Inc., 3.75%, 6/01/23	$200
255,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (a)	165
450,000	Hyundai Capital America 144A, 1.30%, 1/08/26 (a)	407
340,000	Hyundai Capital America 144A, 5.50%, 3/30/26 (a)	342
835,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 5.75%, 4/01/33 (a)	802
200,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	179
200,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	173
200,000	Lockheed Martin Corp., 3.55%, 1/15/26	197
200,000	Metropolitan Edison Co. 144A, 5.20%, 4/01/28 (a)	204
635,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 11.77%, 7/20/29 (i)	590
100,000	NextEra Energy Capital Holdings Inc., 6.05%, 3/01/25	102
200,000	Omega Healthcare Investors Inc., 4.38%, 8/01/23	199
200,000	Sasol Financing USA LLC, 4.38%, 9/18/26	182
210,000	Sasol Financing USA LLC 144A, 8.75%, 5/03/29 (a)	211
50,000	Sealed Air Corp./Sealed Air Corp. U.S. 144A, 6.13%, 2/01/28 (a)	51
200,000	SierraCol Energy Andina LLC 144A, 6.00%, 6/15/28 (a)	148
345,000	Southern Copper Corp., 3.88%, 4/23/25	339
100,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	96
510,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 12.52%, 2/04/28 (i)	471
770,000	Terraform Global Operating LP 144A, 6.13%, 3/01/26 (a)	739
1,345,000	U.S. Treasury Bill, 4.68%, 11/02/23 (f)	1,312
550,000	U.S. Treasury Bill, 4.73%, 11/30/23 (f)	536
100,000	Walmart Inc., 2.85%, 7/08/24	98
400,000	Warnermedia Holdings Inc., 6.41%, 3/15/26	403
		9,633

Uruguay (UYU) (1%)
11,063,687	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (h)	303

Virgin Islands (British) (USD) (2%)
860,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	803
315,000	Gold Fields Orogen Holdings BVI Ltd. 144A, 5.13%, 5/15/24 (a)	314
200,000	Huarong Finance 2019 Co. Ltd., 3.38%, 2/24/30 (b)	147
200,000	Studio City Finance Ltd. 144A, 5.00%, 1/15/29 (a)	156
		1,420

Total Bonds (Cost - $68,125)		63,987

Investment Company (7%)
4,622,761	Payden Cash Reserves Money Market Fund* (Cost - $4,623)	4,623
Total Investments (Cost - $72,748) (100%)		68,610
Liabilities in excess of Other Assets (0%)		61

Net Assets (100%)		$68,671

Semi-Annual Report    99

        Payden Emerging Markets Corporate Bond Fund  continued

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $820 and the total market value of the collateral held by the Fund is $841. Amounts in 000s.

(d)	Perpetual security with no stated maturity date.
(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(f)	Yield to maturity at time of purchase.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Principal in foreign currency.
(i)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 313	USD 345	HSBC Bank USA, N.A.	06/14/2023	$1
IDR 7,687,000	USD 514	Barclays Bank PLC	07/13/2023	9
MXN 8,030	USD 438	HSBC Bank USA, N.A.	07/18/2023	1
THB 5,810	USD 170	Barclays Bank PLC	08/21/2023	2
USD 651	ZAR 11,890	HSBC Bank USA, N.A.	06/27/2023	5

				18

Liabilities:
MYR 752	USD 173	Barclays Bank PLC	07/18/2023	(3)
USD 162	RON 732	BNP PARIBAS	08/21/2023	(1)
USD 336	EUR 313	HSBC Bank USA, N.A.	06/14/2023	(10)
USD 699	MXN 13,110	HSBC Bank USA, N.A.	07/18/2023	(18)

				(32)

Net Unrealized Appreciation (Depreciation)				$(14)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	23	Jun-23	$4,742	$45	$45
U.S. Treasury 5-Year Note Future	25	Jun-23	2,744	14	14
U.S. Ultra Bond Future	7	Jun-23	990	42	42

					101

Short Contracts:
U.S. Treasury 10-Year Note Future	24	Jun-23	(2,765)	(96)	(96)
U.S. Treasury 10-Year Ultra Future	25	Jun-23	(3,036)	(110)	(110)

					(206)

Total Futures					$(105)

100   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)		Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	06/20/2027	USD	600	$15	$29	$(14)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	12/20/2027	USD	250	10	19	(9)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 40 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2028	USD	1,360	(27)	(4)	(23)
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	12/20/2027	EUR	300	(14)	4	(18)
Protection Bought (Relevant Credit: Republic of Peru), Pay 1% Quarterly, Receive upon credit default	12/20/2027	USD	760	(4)	9	(13)

				$(20)	$57	$(77)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10-Year Interest Rate Swap, Receive Fixed 8.390% Annually,
Pay Variable 11.534% (MXIBTIIE) 28 days	04/01/2033	MXN 5,600	$—	$—	$—

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$820
Non-cash Collateral[2]	(820)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    101

            Payden Equity Income Fund

The Fund seeks growth of capital and some current income.	Portfolio Composition - percent of investments
	Financials	16%
	Healthcare	13%
	Industrials	12%
	Technology	10%
	Energy	8%
	Other	41%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)
Stocks (95%)

Common Stock (90%)

Communication Services (6%)
70,200	Alphabet Inc., Class A (a)	$7,535
501,100	Comcast Corp., Class A	20,731
62,700	Meta Platforms Inc., Class A (a)	15,068
85,600	T-Mobile U.S. Inc. (a)	12,318
125,200	Walt Disney Co. (a)	12,833
		68,485
Consumer Discretionary (10%)
2,900	AutoZone Inc. (a)	7,724
414,000	Cie Generale des Etablissements Michelin SCA (b)	13,152
66,400	DR Horton Inc.	7,292
22,200	Home Depot Inc.	6,672
21,100	Kering SA (b)	13,478
67,800	McDonald’s Corp.	20,052
78,600	Target Corp.	12,399
26,500	Tractor Supply Co.	6,318
18,100	Ulta Beauty Inc. (a)	9,981
166,600	Wyndham Hotels & Resorts Inc.	11,365
		108,433
Consumer Staples (8%)
205,600	Coca-Cola Co.	13,189
336,600	Conagra Brands Inc.	12,777
37,900	Costco Wholesale Corp.	19,072
179,100	General Mills Inc.	15,874
109,300	Mondelez International Inc., Class A	8,385
78,400	Nestle SA (b)	10,045
71,000	PepsiCo Inc.	13,553
87,300	Procter & Gamble Co.	13,652
		106,547
Energy (9%)
142,900	Chevron Corp.	24,090
729,700	Enterprise Products Partners LP	19,198
261,300	Exxon Mobil Corp.	30,922
74,200	Marathon Petroleum Corp.	9,052
65,900	Phillips 66	6,524
234,700	Schlumberger NV	11,582
325,100	Williams Cos. Inc.	9,838
		111,206
Financials (15%)
62,600	Ameriprise Financial Inc.	19,101
156,900	Arthur J Gallagher & Co.	32,645
512,700	Bank of America Corp.	15,012
9,500	BlackRock Inc.	6,376

Principal or Shares	Security Description	Value (000)
130,200	Chubb Ltd.	$26,243
253,200	Citigroup Inc.	11,918
65,800	CME Group Inc.	12,224
51,900	Goldman Sachs Group Inc.	17,825
218,900	JPMorgan Chase & Co.	30,261
247,100	Morgan Stanley	22,232
56,100	Visa Inc., Class A	13,056
		206,893
Healthcare (12%)
184,600	Abbott Laboratories	20,393
105,000	AbbVie Inc.	15,868
143,300	Bristol Myers Squibb Co.	9,568
71,400	Danaher Corp.	16,915
25,200	Eli Lilly and Co.	9,976
93,100	Johnson & Johnson	15,240
26,900	Laboratory Corp. of America Holdings	6,098
107,100	Medtronic PLC	9,741
164,900	Merck & Co. Inc.	19,041
159,800	Pfizer Inc.	6,215
53,100	UnitedHealth Group Inc.	26,130
94,400	Zoetis Inc.	16,594
		171,779
Industrials (13%)
283,100	Carrier Global Corp.	11,839
86,400	Dover Corp.	12,628
122,100	Eaton Corp. PLC	20,405
87,900	General Dynamics Corp.	19,192
32,500	Honeywell International Inc.	6,495
174,000	Johnson Controls International PLC	10,412
132,600	Raytheon Technologies Corp.	13,247
142,600	Republic Services Inc.	20,623
89,500	Schneider Electric SE (b)	15,564
116,100	United Parcel Service Inc., Class B	20,876
53,500	Vinci SA (b)	6,614
		157,895
Materials (3%)
22,100	Air Products and Chemicals Inc.	6,505
174,100	DuPont de Nemours Inc.	12,138
105,300	FMC Corp.	13,013
47,000	Nucor Corp.	6,964
		38,620
Technology (10%)
333,200	Amdocs Ltd.	30,405
134,300	Apple Inc.	22,788
109,800	Applied Materials Inc.	12,411
26,800	Broadcom Inc.	16,790
377,500	Corning Inc.	12,541

102   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
45,600	Microsoft Corp.	$14,011
121,500	Oracle Corp.	11,508
97,500	Texas Instruments Inc.	16,302
		136,756
Utilities (4%)
147,900	American Electric Power Co. Inc.	13,669
170,400	Duke Energy Corp.	16,849
374,200	Exelon Corp.	15,881
247,200	NextEra Energy Inc.	18,943
		65,342

Total Common Stock		1,171,956

Real Estate Investment Trust (5%)
48,000	Crown Castle Inc.	5,908
152,500	Prologis Inc.	19,101
129,900	Simon Property Group Inc.	14,720
135,400	Ventas Inc.	6,506
397,900	VICI Properties Inc.	13,505

Total Real Estate Investment Trust		59,740

Total Stocks (Cost - $1,155,361)		1,231,696
Corporate Bond (0%)
2,800,000	Land O’ Lakes Inc. 144A, 7.00% (c)(d)(e)	2,392

Total Corporate Bond (Cost - $2,800)		2,392

Investment Company (7%)
88,475,540	Payden Cash Reserves Money Market Fund*
	(Cost - $88,476)	88,476

Total Investments (Cost - $1,246,637) (102%)		1,322,564

Liabilities, in excess of Other Assets (-2%)		(26,524)

Net Assets (100%)		$1,296,040
*	Affiliated investment.
(a)	Non-income producing
(b)	Principal in foreign currency.
(c)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $641 and the total market value of the collateral held by the Fund is $660. Amounts in 000s.

(d)	Perpetual security with no stated maturity date.
(e)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 6,867	USD 7,324	Citibank, N.A.	06/14/2023	$264

Liabilities:
CAD 19,396	USD 14,418	HSBC Bank USA, N.A.	06/14/2023	(88)
USD 54,689	EUR 50,805	Citibank, N.A.	06/14/2023	(1,448)
USD 10,163	CHF 9,000	Citibank, N.A.	07/19/2023	—
USD 14,818	CAD 20,381	HSBC Bank USA, N.A.	06/14/2023	(240)
USD 139	GBP 115	HSBC Bank USA, N.A.	06/14/2023	(5)

				(1,781)

Net Unrealized Appreciation (Depreciation)				$(1,517)

Semi-Annual Report    103

            Payden Equity Income Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$641
Non-cash Collateral[2]	(641)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

104   Payden Mutual Funds

(THIS PAGE IS INTENTIONALLY LEFT BLANK)

105

Statements of Assets and Liabilities

April 30, 2023 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value*	$229,180	$1,876,159	$1,143,474
Affiliated investments, at value**	—	35,558	8,184
Repurchase agreements, at value***	273,000	—	—
Foreign cash****	—	532	712
Cash	5,071	10	135
Cash pledged for financial futures contracts	—	—	331
Cash pledged for centrally cleared swaps	—	—	—
Cash pledged for OTC derivatives	—	—	—
Receivable for:
Interest and dividends	357	6,064	7,415
Investments sold	—	7	14
Fund shares sold	219	93	2,132
Futures	—	—	143
Forward currency contracts	—	595	15
Receivable from Advisor (Note 3)	—	—	—
Other assets	1,121	141	39
Total Assets	508,948	1,919,159	1,162,594
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	—	67	98
Investments purchased	20,102	23,583	9
Fund shares redeemed	—	842	9,243
Futures	—	—	185
Variation margin on centrally cleared swaps	—	—	—
Distributions payable	868	415	235
Liability for securities on loan (Note 2)	—	4,783	—
Accrued expenses:
Investment advisory fees (Note 3)	9	10	156
Administration fees (Note 3)	62	236	146
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	7	24	18
Other liabilities	88	512	456
Total Liabilities	21,136	30,472	10,546
NET ASSETS	$487,812	$1,888,687	$1,152,048

NET ASSETS:
Paid in capital	$487,817	$1,908,291	$1,214,171
Distributable earnings (loss)	(5)	(19,604)	(62,123)
NET ASSETS	$487,812	$1,888,687	$1,152,048

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$487,812	$583,020	$742,697
Shares Outstanding	487,811	61,861	77,030
Net Asset Value Per Share	$1.00	$9.42	$9.64

SI Class
Net Assets	—	$1,305,667	$409,351
Shares Outstanding	—	138,499	42,466
Net Asset Value Per Share	—	$9.43	$9.64

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$229,180	$1,892,394	$1,175,306
** Affiliated investments, at cost	—	36,470	8,184
*** Repurchase agreements, at cost	273,000	—	—
**** Foreign cash, at cost	—	532	712

(a)	Adviser Class Net Asset Value Per Share are calculated using unrounded net assets $3,364,702, divided by unrounded shares 362,488.

See notes to financial statements.

106   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund		Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$67,154	$126,922	$854,940		$346,220	$184,624	$713,332	$108,672
1,284	2,370	32,072		14,627	5,880	8,690	2,835
—	—	—		—	—	—	—
—	—	5,062		—	1,757	751	39
—	10	164		25	28	26	870
36	28	300		537	100	3,304	—
—	—	1		—	237	7,843	—
—	—	570		—	—	990	—

368	328	5,160		3,826	1,130	4,447	468
7	1	17,338		1,318	2,847	7,318	924
1	1	1,912		6,229	131	238	5
7	—	315		204	30	418	—
—	—	167		—	26	515	—
7	—	—		—	—	—	—
11	—	31		35	23	12	14
68,875	129,660	918,032		373,021	196,813	747,884	113,827

48	—	—		—	—	—	—
—	—	676		—	280	2,116	15
4,021	23,206	45,840		522	2,536	4,169	2,487
10	82	243		310	—	107	17
9	2	417		93	104	728	—
—	—	244		—	40	171	—
1	24	—		—	—	—	—
—	—	7,680		6,351	2,461	2,106	—

—	6	193		104	43	90	30
8	13	106		44	23	91	14
—	—	5		—	—	—	—
1	1	12		5	3	11	1
38	90	278		179	83	199	74
4,136	23,424	55,694		7,608	5,573	9,788	2,638
$64,739	$106,236	$862,338		$365,413	$191,240	$738,096	$111,189

$74,708	$159,961	$1,022,472		$419,545	$205,280	$782,626	$122,089
(9,969)	(53,725)	(160,134)		(54,132)	(14,040)	(44,530)	(10,900)
$64,739	$106,236	$862,338		$365,413	$191,240	$738,096	$111,189

$64,739	$106,236	$272,083		$229,581	$115,513	$129,226	$19,373
6,866	13,679	29,308		23,679	12,225	13,631	2,024
$9.43	$7.77	$9.28		$9.70	$9.45	$9.48	$9.57

—	—	$586,890		$135,832	$75,727	$608,870	$91,816
—	—	63,295		14,009	8,016	64,148	9,591
—	—	$9.27		$9.70	$9.45	$9.49	$9.57

—	—	$3,365		—	—	—	—
—	—	362		—	—	—	—
—	—	$9.28	(a)	—	—	—	—

$69,241	$134,019	$947,596		$380,667	$194,006	$737,931	$112,878
1,284	2,370	32,183		14,633	5,860	8,690	2,835
—	—	—		—	—	—	—
—	—	5,029		—	1,729	742	39

See notes to financial statements.

Semi-Annual Report    107

Statements of Assets & Liabilities continued

April 30, 2023 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value*	$591,450	$141,029	$75,265
Affiliated investments, at value**	40,462	33	1,423
Foreign cash***	208	—	51
Cash	165	—	3
Cash pledged for financial futures contracts	—	—	170
Cash pledged for centrally cleared swaps	653	—	—
Cash pledged for OTC derivatives	260	—	—
Receivable for:
Interest and dividends	8,436	1,220	488
Investments sold	1,046	4,155	3
Fund shares sold	935	4	3
Futures	—	—	9
Forward currency contracts	211	—	1
Variation margin on centrally cleared swaps	18	—	—
Receivable from Advisor (Note 3)	—	—	—
Other assets	90	53	—
Total Assets	643,934	146,494	77,416
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	575	—	13
Investments purchased	16,727	7,583	1,050
Fund shares redeemed	377	10	4
Futures	—	—	10
Variation margin on centrally cleared swaps	—	—	—
Distributions payable	—	81	—
Liability for securities on loan (Note 2)	8,945	—	124
Accrued expenses:
Investment advisory fees (Note 3)	113	10	2
Administration fees (Note 3)	75	17	10
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	11	2	1
Other liabilities	198	76	88
Total Liabilities	27,021	7,779	1,302
NET ASSETS	$616,913	$138,715	$76,114

NET ASSETS:
Paid in capital	$697,856	$141,609	$79,296
Distributable earnings (loss)	(80,943)	(2,894)	(3,182)
NET ASSETS	$616,913	$138,715	$76,114

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$216,700	$138,715	$76,114
Shares Outstanding	36,068	14,044	7,957
Net Asset Value Per Share	$6.01	$9.88	$9.57

SI Class
Net Assets	$400,213	—	—
Shares Outstanding	66,745	—	—
Net Asset Value Per Share	$6.00	—	—

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$641,413	$139,436	$77,490
** Affiliated investments, at cost	40,440	33	1,423
*** Foreign cash, at cost	208	—	51

(a)	Investor Class Net Asset Value Per Share are calculated using unrounded net assets $24,700,815, divided by unrounded shares 2,921,600.

See notes to financial statements.

108   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund

$222,213	$766,810	$45,317	$63,987		$1,234,088
7,292	12,111	428	4,623		88,476
1,386	1,301	538	—		1,555
—	—	529	325		—
70	—	36	96		—
6	3,790	154	166		—
690	2,820	—	—		1,810

1,760	11,604	941	798		2,346
3,123	—	—	—		—
2	4,582	1	35		137
123	—	—	22		—
1,227	569	244	18		264
—	—	3	—		—
—	—	3	—		—
68	95	21	19		46
237,960	803,682	48,215	70,089		1,328,722

323	765	—	—		41
1,105	3,082	160	32		1,781
2,208	—	268	409		27,663
2	10,515	—	—		1,582
171	—	7	30		—
46	55	—	6		—
—	—	—	—		—
499	6,697	—	841		660

87	288	—	37		457
29	97	6	9		159
—	9	—	—		7
3	18	—	1		16
133	302	35	53		316
4,606	21,828	476	1,418		32,682
$233,354	$781,854	$47,739	$68,671		$1,296,040

$286,843	$1,089,851	$76,862	$77,109		$1,160,113
(53,489)	(307,997)	(29,123)	(8,438)		135,927
$233,354	$781,854	$47,739	$68,671		$1,296,040

$91,977	$299,471	$4,940	$24,701		$393,652
12,296	30,475	1,008	2,921		25,043
$7.48	$9.83	$4.90	$8.45	(a)	$15.72

$141,377	$460,875	$42,799	$43,970		$884,731
18,925	46,979	8,895	5,191		56,203
$7.47	$9.81	$4.81	$8.47		$15.74

—	$21,508	—	—		$17,657
—	2,185	—	—		1,126
—	$9.84	—	—		$15.68

$246,605	$923,222	$48,331	$68,125		$1,158,161
7,329	12,111	428	4,623		88,476
1,397	1,321	538	—		1,554

See notes to financial statements.

Semi-Annual Report    109

Statements of Operations

Period ended April 30, 2023 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$10,340	$35,853	$20,838
Interest from affiliated investments	—	—	—
Dividend income	—	1,721	—
Dividend income from affiliated investment (Note 2)	—	1,317	191
Income from securities lending	—	8	1
Investment Income	10,340	38,899	21,030
EXPENSES:
Investment advisory fees (Note 3)	365	2,522	1,661
Administration fees (Note 3)	365	1,424	907
Shareholder servicing fees	—	186	320
Distribution fees (Note 3)	—	—	—
Custodian fees	9	38	23
Transfer agent fees	16	55	44
Registration and filing fees	18	19	33
Trustee fees and expenses	44	156	107
Printing and mailing costs	9	29	19
Loan commitment fees	—	14	9
Legal fees	6	41	27
Publication expense	5	20	13
Pricing fees	2	30	18
Fund accounting fees	44	134	85
Insurance	—	22	13
Audit fees	19	23	21
Gross Expenses	902	4,713	3,300
Expense subsidy (Note 3)	(295)	(2,676)	(798)
Net Expenses	607	2,037	2,502
Net Investment Income	9,733	36,862	18,528
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	7	(1,683)	(11,539)
Foreign currency transactions	—	(62)	37
Forward foreign exchange contracts	—	2,025	760
Futures contracts	—	65	(6,135)
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	—	18,228	36,322
Translation of assets and liabilities in foreign currencies	—	(85)	(17)
Forward foreign exchange contracts	—	(2,852)	(843)
Affiliated Investments	—	491	—
Futures contracts	—	—	4,125
Swap contracts	—	—	—
Net Realized and Unrealized Gains	7	16,127	22,710
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,740	$52,989	$41,238

See notes to financial statements.

110   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$1,020	$1,751	$18,709	$7,634	$4,164	$22,596	$4,761
—	—	—	130	—	—	—
—	—	394	47	199	599	95
68	89	514	—	83	123	110
—	—	17	24	4	11	—
1,088	1,840	19,634	7,835	4,450	23,329	4,966

85	141	1,266	621	492	1,843	328
46	78	678	266	134	553	90
6	27	97	98	5	66	2
—	—	28	—	—	—	—
6	14	27	12	17	47	7
8	13	38	23	15	28	14
9	10	39	27	15	38	19
5	8	76	29	15	66	11
2	2	14	5	4	9	1
—	1	7	3	1	6	1
1	2	20	8	4	17	3
1	1	11	4	2	9	3
4	9	20	15	24	49	12
9	11	69	29	17	59	15
—	1	2	3	2	13	2
21	23	24	23	25	26	32
203	341	2,416	1,166	772	2,829	540
(72)	(106)	(321)	(78)	(222)	(951)	(172)
131	235	2,095	1,088	550	1,878	368
957	1,605	17,539	6,747	3,900	21,451	4,598

(336)	759	(34,226)	(8,549)	(3,265)	(12,182)	(394)
—	—	342	(1)	152	(5)	6
—	—	(71)	—	(189)	(1,534)	49
(22)	54	(292)	(1,233)	158	7,802	—
—	—	(2,865)	—	(439)	(421)	—

1,136	3,330	87,907	30,035	10,048	40,046	3,067
—	—	(146)	—	15	(153)	1
—	—	(1,864)	—	(633)	(3,461)	(58)
—	—	881	(6)	64	—	—
(17)	(176)	(2,561)	2,165	(767)	(7,159)	—
—	—	1,696	—	275	530	—
761	3,967	48,801	22,411	5,419	23,463	2,671
$1,718	$5,572	$66,340	$29,158	$9,319	$44,914	$7,269

See notes to financial statements.

Semi-Annual Report    111

Statements of Operations continued

Period ended April 30, 2023 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$21,648	$2,239	$1,391
Interest from affiliated investments	—	—	—
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	316	52	27
Income from securities lending	132	—	1
Foreign tax withholdings	—	—	—
Investment Income	22,096	2,291	1,419
EXPENSES:
Investment advisory fees (Note 3)	1,074	218	112
Administration fees (Note 3)	460	104	56
Shareholder servicing fees	83	42	41
Distribution fees (Note 3)	—	—	—
Custodian fees	16	4	13
Transfer agent fees	28	10	9
Registration and filing fees	13	1	10
Trustee fees and expenses	39	12	7
Printing and mailing costs	6	3	1
Loan commitment fees	4	1	1
Legal fees	11	3	2
Publication expense	7	1	1
Pricing fees	20	8	15
Fund accounting fees	47	16	10
Insurance	4	—	1
Audit fees	26	21	24
Gross Expenses	1,838	444	303
Expense subsidy (Note 3)	(92)	(132)	(104)
Net Expenses	1,746	312	199
Net Investment Income	20,350	1,979	1,220
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(7,004)	(2,331)	(279)
Foreign currency transactions	—	—	3
Forward foreign exchange contracts	(1,711)	—	37
Futures contracts	—	22	(434)
Swap contracts	123	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	26,925	9,516	1,584
Translation of assets and liabilities in foreign currencies	(58)	—	1
Forward foreign exchange contracts	(524)	—	(60)
Affiliated Investments	22	—	—
Futures contracts	—	—	356
Swap contracts	1,039	—	—
Net Realized and Unrealized Gains (Losses)	18,812	7,207	1,208
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$39,162	$9,186	$2,428

See notes to financial statements.

112   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$3,674	$28,793	$1,121	$1,882	$1,184
176	293	—	—	—
101	—	—	—	16,410
—	—	13	61	791
2	34	—	5	28
—	(7)	(3)	—	(302)
3,953	29,113	1,131	1,948	18,111

354	1,821	97	235	3,388
177	607	24	44	1,017
9	139	17	2	112
—	31	—	—	23
14	53	22	7	33
17	83	12	12	83
17	48	15	12	31
20	48	2	4	107
8	9	(2)	2	18
2	6	—	—	9
5	14	1	1	29
3	9	1	1	15
24	15	8	9	2
22	59	6	9	99
3	8	(4)	—	23
23	26	28	27	23
698	2,976	227	365	5,012
18	(84)	(98)	(104)	(390)
716	2,892	129	261	4,622
3,237	26,221	1,002	1,687	13,489

(6,684)	(49,695)	(1,757)	(1,623)	59,128
2,007	301	(47)	(2)	620
(9,241)	(4,220)	396	(12)	1,752
83	(171)	67	(53)	739
(742)	(740)	(12)	(57)	—

22,964	126,268	5,121	4,942	(97,859)
(25)	323	33	(8)	77
(167)	(6,016)	58	(22)	(4,571)
117	—	—	—	—
154	—	(108)	(86)	—
236	1,811	31	(61)	—
8,702	67,861	3,782	3,018	(40,114)
$11,939	$94,082	$4,784	$4,705	$(26,625)

See notes to financial statements.

Semi-Annual Report    113

Statements of Changes in Net Assets

For the period ended April 30, 2023 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$9,733	$3,623	$36,862	$22,532
Net realized gains (losses)	7	—	345	1,042
Change in net unrealized appreciation/(depreciation)	—	—	15,782	(33,306)
Change in Net Assets Resulting from Operations	9,740	3,623	52,989	(9,732)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(9,758)	(3,614)	(11,816)	(7,308)
SI Class	—	—	(29,070)	(16,901)
Adviser Class	—	—	—	—
Return of capital:
Investor Class	—	—	—	—
SI Class	—	—	—	—
Adviser Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(9,758)	(3,614)	(40,886)	(24,209)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	20,057,164	51,666,255	155,812	381,073
SI Class	—	—	244,412	499,194
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	4,850	784	11,677	7,202
SI Class	—	—	26,463	15,743
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(20,050,119)	(51,691,871)	(134,452)	(681,736)
SI Class	—	—	(299,616)	(564,780)
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	11,895	(24,832)	4,296	(343,304)
Total Change in Net Assets	11,877	(24,823)	16,399	(377,245)
NET ASSETS:
Beginning of period	475,935	500,758	1,872,288	2,249,533
End of period	$487,812	$475,935	$1,888,687	$1,872,288

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	475,917	500,749	58,350	89,467
Shares sold	20,057,163	51,666,255	16,573	40,289
Shares issued in reinvestment of distributions	4,850	784	1,242	765
Shares redeemed	(20,050,119)	(51,691,871)	(14,304)	(72,171)
Change in shares outstanding	11,894	(24,832)	3,511	(31,117)
Outstanding shares at end of period	487,811	475,917	61,861	58,350

SI Class:
Outstanding shares at beginning of period	—	—	141,540	146,939
Shares sold	—	—	26,002	52,796
Shares issued in reinvestment of distributions	—	—	2,814	1,674
Shares redeemed	—	—	(31,857)	(59,869)
Change in shares outstanding	—	—	(3,041)	(5,399)
Outstanding shares at end of period	—	—	138,499	141,540

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	453,746	540,566
Sale of investments (excluding government)	—	—	498,250	941,133
Purchase of government securities	—	—	—	15,950
Sale of government securities	—	—	8,412	107,732

See notes to financial statements.

114   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2023	2022	2023	2022	2023	2022	2023	2022

$18,528	$20,237	$957	$759	$1,605	$2,016	$17,539	$30,121
(16,877)	(15,897)	(358)	(86)	813	(6,841)	(37,112)	(32,835)
39,587	(72,032)	1,119	(2,772)	3,154	(10,020)	85,913	(193,454)
41,238	(67,692)	1,718	(2,099)	5,572	(14,845)	66,340	(196,168)

(12,697)	(20,441)	(977)	(841)	(1,590)	(3,254)	(5,119)	(8,172)
(6,298)	(3,463)	—	—	—	—	(10,890)	(17,514)
—	—	—	—	—	—	(330)	(783)

—	(2,060)	—	—	—	—	—	(1,866)
—	(349)	—	—	—	—	—	(3,998)
—	—	—	—	—	—	—	(179)
(18,995)	(26,313)	(977)	(841)	(1,590)	(3,254)	(16,339)	(32,512)

81,448	353,267	10,998	39,514	21,375	35,137	15,378	39,492
172,643	372,753	—	—	—	—	11,622	28,066
—	—	—	—	—	—	6,059	3,532

12,383	21,063	969	818	1,443	2,844	3,891	7,998
5,367	3,797	—	—	—	—	10,890	21,508
—	—	—	—	—	—	328	960

(267,659)	(996,476)	(1,440)	(12,797)	(11,807)	(30,652)	(57,709)	(89,792)
(97,512)	(41,341)	—	—	—	—	(81,548)	(121,607)
—	—	—	—	—	—	(28,108)	(19,458)
(93,330)	(286,937)	10,527	27,535	11,011	7,329	(119,197)	(129,301)
(71,087)	(380,942)	11,268	24,595	14,993	(10,770)	(69,196)	(357,981)

1,223,135	1,604,077	53,471	28,876	91,243	102,013	931,534	1,289,515
$1,152,048	$1,223,135	$64,739	$53,471	$106,236	$91,243	$862,338	$931,534

95,185	158,480	5,749	2,807	12,214	11,191	33,517	37,762
8,529	35,825	1,167	4,140	2,802	4,334	862	4,000
1,293	2,146	103	85	187	341	224	812
(27,977)	(101,266)	(153)	(1,283)	(1,524)	(3,652)	(2,606)	(9,057)
(18,155)	(63,295)	1,117	2,942	1,465	1,023	(1,520)	(4,245)
77,030	95,185	6,866	5,749	13,679	12,214	31,997	33,517

33,978	—	—	—	—	—	69,744	76,964
18,083	37,859	—	—	—	—	312	2,905
560	394	—	—	—	—	603	2,190
(10,155)	(4,275)	—	—	—	—	(4,685)	(12,315)
8,488	33,978	—	—	—	—	(3,770)	(7,220)
42,466	33,978	—	—	—	—	65,974	69,744

—	—	—	—	—	—	2,714	4,301
—	—	—	—	—	—	680	349
—	—	—	—	—	—	26	97
—	—	—	—	—	—	(335)	(2,033)
—	—	—	—	—	—	371	(1,587)
—	—	—	—	—	—	3,085	2,714

171,553	272,425	—	—	—	—	103,001	147,389
171,344	673,106	739	246	—	—	165,007	256,445
384,368	1,020,522	28,578	30,326	21,344	35,537	71,235	436,628
439,551	925,811	15,576	10,847	8,677	34,682	185,414	413,370

See notes to financial statements.

Semi-Annual Report    115

Statements of Changes in Net Assets continued

For the period ended April 30, 2023 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$6,747	$11,927	$3,900	$5,739
Net realized (losses)	(9,783)	(10,526)	(3,583)	(364)
Change in net unrealized appreciation/(depreciation)	32,194	(88,378)	9,002	(21,686)
Change in Net Assets Resulting from Operations	29,158	(86,977)	9,319	(16,311)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(4,167)	(22,405)	(2,581)	(5,470)
SI Class	(2,560)	(1,247)	(1,424)	(2,083)
Return of capital:
Investor Class	—	(80)	—	—
SI Class	—	(4)	—	—
Change in Net Assets from Distributions to Shareholders	(6,727)	(23,736)	(4,005)	(7,553)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	31,955	89,246	7,121	14,018
SI Class	9,703	135,526	27,217	4,594
Reinvestment of distributions:
Investor Class	4,094	21,138	2,540	5,345
SI Class	2,560	1,251	1,400	2,083
Cost of fund shares redeemed:
Investor Class	(43,038)	(247,290)	(11,337)	(36,322)
SI Class	(8,709)	(2,876)	(3,606)	(804)
Change in Net Assets from Capital Transactions	(3,435)	(3,005)	23,335	(11,086)
Total Change in Net Assets	18,996	(113,718)	28,649	(34,950)
NET ASSETS:
Beginning of period	346,417	460,135	162,591	197,541
End of period	$365,413	$346,417	$191,240	$162,591

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	24,416	38,478	12,403	14,142
Shares sold	3,332	8,358	762	1,401
Shares issued in reinvestment of distributions	429	1,923	271	542
Shares redeemed	(4,498)	(24,343)	(1,211)	(3,682)
Change in shares outstanding	(737)	(14,062)	(178)	(1,739)
Outstanding shares at end of period	23,679	24,416	12,225	12,403

SI Class:
Outstanding shares at beginning of period	13,636	—	5,352	4,739
Shares sold	1,014	13,810	2,900	481
Shares issued in reinvestment of distributions	268	133	149	212
Shares redeemed	(909)	(307)	(385)	(80)
Change in shares outstanding	373	13,636	2,664	613
Outstanding shares at end of period	14,009	13,636	8,016	5,352

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	96,651	124,626	20,671	44,883
Sale of investments (excluding government)	102,901	143,324	33,163	54,688
Purchase of government securities	—	—	21,943	15,451
Sale of government securities	19	713	6,500	21,548

See notes to financial statements.

116   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Social Impact Fund
2023	2022	2023	2022	2023	2022	2023	2022

$ 21,451	$ 30,418	$ 4,598	$ 8,008	$20,350	$ 38,279	$ 1,979	$ 1,804
(6,340)	(12,914)	(339)	(2,857)	(8,592)	(19,136)	(2,309)	(2,199)
29,803	(66,537)	3,010	(7,404)	27,404	(97,659)	9,516	(10,344)
44,914	(49,033)	7,269	(2,253)	39,162	(78,516)	9,186	(10,739)

(3,326)	(3,267)	(749)	(1,047)	(7,642)	(24,168)	(1,932)	(1,857)
(16,629)	(19,551)	(3,896)	(7,011)	(12,723)	(14,520)	—	—

—	(1,419)	—	(2)	—	(59)	—	—
—	(8,496)	—	(11)	—	(35)	—	—
(19,955)	(32,733)	(4,645)	(8,071)	(20,365)	(38,782)	(1,932)	(1,857)

12,891	32,136	19,423	4,264	145,967	264,796	6,369	86,452
17,258	114,645	20,075	24,608	47,763	492,257	—	—

3,227	4,630	733	1,021	5,791	20,715	1,492	1,395
15,047	24,881	1,520	3,250	9,590	7,872	—	—

(14,293)	(52,012)	(25,376)	(545)	(169,612)	(720,765)	(18,105)	(21,299)
(104,140)	(289,321)	(56,393)	(64,817)	(19,228)	(110,135)	—	—
(70,010)	(165,041)	(40,018)	(32,219)	20,271	(45,260)	(10,244)	66,548
(45,051)	(246,807)	(37,394)	(42,543)	39,068	(162,558)	(2,990)	53,952

783,147	1,029,954	148,583	191,126	577,845	740,403	141,705	87,753
$738,096	$ 783,147	$111,189	$148,583	$616,913	$ 577,845	$138,715	$141,705

13,439	15,064	2,576	2,094	39,044	107,757	15,104	8,366
1,366	3,316	2,035	431	24,572	41,513	651	8,757
343	484	77	107	975	3,211	152	142
(1,517)	(5,425)	(2,664)	(56)	(28,523)	(113,437)	(1,863)	(2,161)
192	(1,625)	(552)	482	(2,976)	(68,713)	(1,060)	6,738
13,631	13,439	2,024	2,576	36,068	39,044	14,044	15,104

71,832	87,581	13,257	17,183	60,402	—	—	—
1,823	11,904	2,109	2,509	7,984	77,662	—	—
1,598	2,597	159	336	1,618	1,325	—	—
(11,105)	(30,250)	(5,934)	(6,771)	(3,259)	(18,585)	—	—
(7,684)	(15,749)	(3,666)	(3,926)	6,343	60,402	—	—
64,148	71,832	9,591	13,257	66,745	60,402	—	—

385,121	800,243	14,477	58,576	258,460	466,333	96,997	140,927
503,307	834,488	33,996	108,824	244,865	481,125	109,334	87,255
7,444	125,452	—	—	—	—	9,939	12,032
9,354	227,712	527	—	3,364	—	9,439	5,838

See notes to financial statements.

Semi-Annual Report    117

Statements of Changes in Net Assets continued

For the period ended April 30, 2023 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,220	$1,305	$3,237	$4,492
Net realized gains (losses)	(673)	(426)	(14,577)	3,246
Change in net unrealized appreciation/(depreciation)	1,881	(4,356)	23,279	(46,278)
Change in Net Assets Resulting from Operations	2,428	(3,477)	11,939	(38,540)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(1,238)	(1,648)	(6,169)	(4,924)
SI Class	—	—	(10,446)	(5,554)
Adviser Class	—	—	—	—
Return of capital:
Investor Class	—	(128)	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,238)	(1,776)	(16,615)	(10,478)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	5,755	13,141	7,507	13,857
SI Class	—	—	6,040	46,245
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	1,234	1,769	6,114	4,879
SI Class	—	—	10,445	5,554
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(6,505)	(21,442)	(12,000)	(83,995)
SI Class	—	—	(17,099)	(4,492)
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	484	(6,532)	1,007	(17,952)
Total Change in Net Assets	1,674	(11,785)	(3,669)	(66,970)
NET ASSETS:
Beginning of period	74,440	86,225	237,023	303,993
End of period	$76,114	$74,440	$233,354	$237,023

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	7,906	8,535	12,034	19,469
Shares sold	604	1,360	1,002	1,657
Shares issued in reinvestment of distributions	130	181	834	556
Shares redeemed	(683)	(2,170)	(1,574)	(9,648)
Change in shares outstanding	51	(629)	262	(7,435)
Outstanding shares at end of period	7,957	7,906	12,296	12,034

SI Class:
Outstanding shares at beginning of period	—	—	18,987	13,707
Shares sold	—	—	812	5,173
Shares issued in reinvestment of distributions	—	—	1,426	644
Shares redeemed	—	—	(2,300)	(537)
Change in shares outstanding	—	—	(62)	5,280
Outstanding shares at end of period	—	—	18,925	18,987

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	11,878	27,704	45,606	65,418
Sale of investments (excluding government)	10,118	40,620	48,224	94,707
Purchase of government securities	18,296	62,248	5,996	74,590
Sale of government securities	17,094	58,806	7,426	62,291

See notes to financial statements.

118   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2023	2022	2023	2022	2023	2022	2023	2022

$ 26,221	$ 49,643	$ 1,002	$ 1,979	$ 1,687	$ 2,358	$ 13,489	$ 31,755
(54,525)	(58,077)	(1,353)	(6,959)	(1,747)	(2,528)	62,239	57,782
122,386	(242,267)	5,135	(2,959)	4,765	(9,402)	(102,353)	(138,369)
94,082	(250,701)	4,784	(7,939)	4,705	(9,572)	(26,625)	(48,832)

(15,694)	(19,706)	(148)	(152)	(638)	(485)	(23,978)	(92,547)
(20,945)	(28,282)	(842)	(61)	(1,026)	(2,374)	(48,600)	(215,926)
(1,151)	(1,969)	—	—	—	—	(993)	(3,674)

—	—	—	(1,264)	—	—	—	—
—	—	—	(508)	—	—	—	—
(37,790)	(49,957)	(990)	(1,985)	(1,664)	(2,859)	(73,571)	(312,147)

117,155	336,167	1,985	1,467	4,607	15,875	22,281	64,652
70,637	190,569	17,150	27,321	15,530	10,000	4,696	153,129
21,210	17,862	—	—	—	—	1,143	6,297

12,225	16,121	94	1,347	230	275	22,373	88,284
18,178	23,940	774	569	888	1,969	44,243	184,782
1,119	1,887	—	—	—	—	894	3,611

(176,389)	(192,879)	(1,959)	(33,430)	(344)	(170)	(91,705)	(106,218)
(78,690)	(164,665)	(5,000)	—	(1,800)	(22,412)	(42,489)	(380,893)
(24,937)	(49,028)	—	—	—	—	(2,324)	(5,921)
(39,492)	179,974	13,044	(2,726)	19,111	5,537	(40,888)	7,723
16,800	(120,684)	16,838	(12,650)	22,152	(6,894)	(141,084)	(353,256)

765,054	885,738	30,901	43,551	46,519	53,413	1,437,124	1,790,380
$781,854	$765,054	$47,739	$30,901	$68,671	$46,519	$1,296,040	$1,437,124

35,091	21,308	968	7,613	2,387	511	27,942	25,248
11,897	30,136	422	323	548	1,865	1,379	3,692
1,236	1,492	20	262	27	30	1,382	4,836
(17,749)	(17,845)	(402)	(7,230)	(41)	(19)	(5,660)	(5,834)
(4,616)	13,783	40	(6,645)	534	1,876	(2,899)	2,694
30,475	35,091	1,008	968	2,921	2,387	25,043	27,942

45,972	41,370	6,268	—	3,498	4,725	55,781	58,007
7,174	17,478	3,581	6,139	1,798	980	289	8,666
1,841	2,201	165	129	104	212	2,733	10,121
(8,008)	(15,077)	(1,119)	—	(209)	(2,419)	(2,600)	(21,013)
1,007	4,602	2,627	6,268	1,693	(1,227)	422	(2,226)
46,979	45,972	8,895	6,268	5,191	3,498	56,203	55,781

2,430	4,898	—	—	—	—	1,147	936
2,180	1,579	—	—	—	—	68	346
113	169	—	—	—	—	55	198
(2,538)	(4,216)	—	—	—	—	(144)	(333)
(245)	(2,468)	—	—	—	—	(21)	211
2,185	2,430	—	—	—	—	1,126	1,147

295,416	563,104	28,241	21,716	47,421	46,330	710,778	1,439,464
330,237	405,314	15,025	24,539	32,093	42,682	801,265	1,734,373
—	—	—	—	—	—	—	—
—	—	—	—	—	1,192	—	—

See notes to financial statements.

Semi-Annual Report    119

Notes to Financial Statements

April 30, 2023 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains 18 Funds. The Payden Managed Income Fund is contained in a separate report. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves

Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

120   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Social Impact Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and

Semi-Annual Report    121

Notes to Financial Statements continued

bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/ or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

122   Payden Mutual Funds

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the

Semi-Annual Report    123

Notes to Financial Statements continued

underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2023 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Foreign currency[1,2]	595	(67)

Low Duration
Interest rate[3]	1,339	(1,885)
Foreign currency[1,2]	15	(98)

Total	1,354	(1,983)

U.S. Government
Interest rate[3]	41	(57)

GNMA
Interest rate[3]	—	(23)

Core Bond
Credit[3]	—	(1,001)
Interest rate[3]	3,567	(4,497)
Foreign currency[1,2]	167	(676)

Total	3,734	(6,174)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Corporate Bond
Interest rate[3]	909	(521)

Strategic Income
Credit[3]	—	(154)
Interest rate[3]	562	(878)
Foreign currency[1,2]	26	(280)

Total	588	(1,312)

Absolute Return Bond
Credit[3]	—	(2,735)
Equity[4]	94	—
Interest rate[3]	240	(6,649)
Foreign currency[1,2]	515	(2,116)

Total	849	(11,500)

Floating Rate
Foreign currency[1,2]	—	(15)

High Income
Interest rate[3]	744	—
Foreign currency[1,2]	211	(575)

Total	955	(575)

Global Low Duration
Interest rate[3]	89	(100)
Foreign currency[1,2]	1	(13)

Total	90	(113)

Global Fixed Income
Credit[3]	—	(304)
Interest rate[3]	510	(1,012)
Foreign currency[1,2]	1,227	(1,105)

Total	1,737	(2,421)

Emerging Markets Bond
Credit[3]	—	(394)
Interest rate[3]	1,518	(566)
Foreign currency[1,2]	569	(3,082)

Total	2,087	(4,042)

Emerging Markets Local Bond
Credit[3]	—	(12)
Interest rate[3]	19	(43)
Foreign currency[1,2]	244	(160)

Total	263	(215)

Emerging Markets Corporate Bond
Credit[3]	—	(77)
Interest rate[3]	101	(206)
Foreign currency[1,2]	18	(32)

Total	119	(315)

Equity Income
Foreign currency[1,2]	264	(1,781)

1	Receivable for forward currency contracts.
2	Payable for forward currency contracts.
3

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

4	Includes options purchased at fair value as reported in the Schedule of Investments.

124   Payden Mutual Funds

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2023 (000s)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$65	—	—	—	$65
Foreign exchange	—	$2,025	—	—	2,025

Total	65	2,025	—	—	2,090

Low Duration
Interest rate	(6,135)	—	—	—	(6,135)
Foreign exchange	—	760	—	—	760

Total	(6,135)	760	—	—	(5,375)

U.S. Government
Interest rate	(22)	—	—	—	(22)

Total	(22)	—	—	—	(22)

GNMA
Interest rate	54	—	—	—	54

Total	54	—	—	—	54

Core Bond
Credit	—	—	—	$(2,865)	(2,865)
Interest rate	(292)	—	—	—	(292)
Foreign exchange	—	(71)	—	—	(71)

Total	(292)	(71)	—	(2,865)	(3,228)

Corporate Bond
Interest rate	(1,233)	—	—	—	(1,233)

Total	(1,233)	—	—	—	(1,233)

Strategic Income
Credit	—	—	—	(439)	(439)
Interest rate	158	—	—	—	158
Foreign exchange	—	(189)	—	—	(189)

Total	158	(189)	—	(439)	(470)

Absolute Return Bond
Credit	—	—	—	(302)	(302)
Equity	—	—	$143	—	143
Interest rate	7,802	—	—	(119)	7,683
Foreign exchange	—	(1,534)	—	—	(1,534)

Total	7,802	(1,534)	143	(421)	5,990

Floating Rate
Foreign exchange	—	49	—	—	49

Total	—	49	—	—	49

High Income
Credit	—	—	—	(8)	(8)
Interest rate	—	—	—	131	131
Foreign exchange	—	(1,711)	—	—	(1,711)

Total	—	(1,711)	—	123	(1,588)

California Municipal Social Impact
Interest rate	22	—	—	—	22

Total	22	—	—	—	22

Global Low Duration
Interest rate	(434)	—	—	—	(434)
Foreign exchange	—	37	—	—	37

Total	(434)	37	—	—	(397)

Global Fixed Income
Credit	—	—	—	(780)	(780)
Interest rate	83	—	—	38	121
Foreign exchange	—	(9,241)	—	—	(9,241)

Total	83	(9,241)	—	(742)	(9,900)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Emerging Markets Bond
Credit	—	—	—	$(575)	$(575)
Interest rate	$(171)	—	—	(165)	(336)
Foreign exchange	—	$(4,220)	—	—	(4,220)

Total	(171)	(4,220)	—	(740)	(5,131)

Emerging Markets Local Bond
Credit	—	—	—	(2)	(2)
Interest rate	67	—	—	(10)	57
Foreign exchange	—	396	—	—	396

Total	67	396	—	(12)	451

Emerging Markets Corporate Bond
Credit	—	—	—	(56)	(56)
Interest rate	(53)	—	—	(1)	(54)
Foreign exchange	—	(12)	—	—	(12)

Total	(53)	(12)	—	(57)	(122)

Equity Income
Interest rate	739	—	—	—	739
Foreign exchange	—	1,752	—	—	1,752

Total	739	1,752	—	—	2,491

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2023 (000s)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Foreign exchange	—	$(2,852)	—	—	$(2,852)

Total	—	(2,852)	—	—	(2,852)

Low Duration
Interest rate	$4,125	—	—	—	4,125
Foreign exchange	—	(843)	—	—	(843)

Total	4,125	(843)	—	—	3,282

U.S. Government
Interest rate	(17)	—	—	—	(17)

Total	(17)	—	—	—	(17)

GNMA
Interest rate	(176)	—	—	—	(176)

Total	(176)	—	—	—	(176)

Core Bond
Credit	—	—	—	$1,189	1,189
Interest rate	(2,561)	—	—	507	(2,054)
Foreign exchange	—	(1,864)	—	—	(1,864)

Total	(2,561)	(1,864)	—	1,696	(2,729)

Corporate Bond
Interest rate	2,165	—	—	—	2,165

Total	2,165	—	—	—	2,165

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Notes to Financial Statements continued

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Strategic Income
Credit	—	—	—	$184	$184
Interest rate	$(767)	—	—	91	(676)
Foreign exchange	—	$(633)	—	—	(633)

Total	(767)	(633)	—	275	(1,125)

Absolute Return Bond
Credit	—	—	—	(1,057)	(1,057)
Equity	—	—	$18	—	18
Interest rate	(7,159)	—	—	1,587	(5,572)
Foreign exchange	—	(3,461)	—	—	(3,461)

Total	(7,159)	(3,461)	18	530	(10,072)

Floating Rate
Foreign exchange	—	(58)	—	—	(58)

Total	—	(58)	—	—	(58)

High Income
Interest rate	—	—	—	1,039	1,039
Foreign exchange	—	(524)	—	—	(524)

Total	—	(524)	—	1,039	515

Global Low Duration
Interest rate	356	—	—	—	356
Foreign exchange	—	(60)	—	—	(60)

Total	356	(60)	—	—	296

Global Fixed Income
Credit	—	—	—	252	252
Interest rate	154	—	—	(16)	138
Foreign exchange	—	(167)	—	—	(167)

Total	154	(167)	—	236	223

Emerging Markets Bond
Credit	—	—	—	(111)	(111)
Interest rate	—	—	—	1,922	1,922
Foreign exchange	—	(6,016)	—	—	(6,016)

Total	—	(6,016)	—	1,811	(4,205)

Emerging Markets Local Bond
Credit	—	—	—	(12)	(12)
Interest rate	(108)	—	—	43	(65)
Foreign exchange	—	58	—	—	58

Total	(108)	58	—	31	(19)

Emerging Markets Corporate Bond
Credit	—	—	—	(65)	(65)
Interest rate	(86)	—	—	4	(82)
Foreign exchange	—	(22)	—	—	(22)

Total	(86)	(22)	—	(61)	(169)

Equity Income
Foreign exchange	—	(4,571)	—	—	(4,571)

Total	—	(4,571)	—	—	(4,571)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2023 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	2%	0%	0%	0%
Low Duration	1%	0%	0%	0%
Core Bond	5%	5%	24%	0%
Strategic Income	7%	4%	21%	0%
Absolute Return Bond	13%	8%	9%	0%
Floating Rate	1%	0%	0%	0%
High Income	4%	0%	8%	0%
Global Low Duration	1%	0%	0%	0%
Global Fixed Income	50%	5%	1704%	0%
Emerging Markets Bond	17%	3%	46%	0%
Emerging Markets Local Bond	36%	2%	70%	0%
Emerging Markets Corporate Bond	2%	5%	2%	0%
Equity Income	5%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis

126   Payden Mutual Funds

across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At April 30, 2023, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Global Fixed Income
Derivative Financial Instruments:
Centrally Cleared Swaps	—	$46
Futures Contracts	$123	171
Forward Currency Contracts	1,227	1,105

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,350	1,322

Derivatives not subject to a MNA	(1,231)	(1,061)

Total derivative assets and liabilities subject to a MNA	$119	$261

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2023 (000s):

Global Fixed Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$47	$(45)	—	—	$2
HSBC Bank USA, N.A.	72	(72)	—	—	—

Total	$119	$(117)	—	—	$2

Semi-Annual Report    127

Notes to Financial Statements continued

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$45	$(45)	—	—	—
HSBC Bank USA, N.A.	216	(72)	—	—	$144

Total	$261	$(117)	—	—	$144

1	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
2	Net amount represents the net amount receivable from the counterparty in the event of default.
3	Net amount represents the net amount payable from the counterparty in the event of default.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid

128   Payden Mutual Funds

monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Social Impact Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2023, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2023, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Payden funds (except the Cash Reserves Money Market and California Municipal Social Impact Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations.

The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2022	Purchases	Sales	Dividends	Value April 30, 2023	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$12,922,737	$413,613,953	$417,066,383	$284,437	$9,470,307	—	—
Low Duration	5,651,891	285,426,698	282,894,479	190,661	8,184,110	—	—
U.S. Government	6,666,151	12,120,351	17,502,736	68,046	1,283,766	—	—
GNMA	2,264,094	26,120,398	26,014,476	88,801	2,370,016	—	—
Core Bond	5,542,960	176,395,363	171,460,213	119,832	10,478,110	—	—
Corporate Bond	11,028,688	56,412,323	57,807,922	82,238	9,633,089	—	—
Strategic Income	2,568,359	52,729,381	52,187,573	49,956	3,110,167	—	—
Absolute Return Bond	6,194,614	196,808,501	194,312,903	123,448	8,690,212	—	—
Floating Rate	2,801,935	46,721,061	46,687,515	109,792	2,835,481	—	—
High Income	39,275,981	249,061,752	251,397,556	563,267	36,940,177	—	—
California Municipal Social Impact	1,030,982	69,696,531	70,694,785	52,076	32,728	—	—
Global Low Duration	1,449,141	21,057,701	21,084,033	26,668	1,422,809	—	—
Global Fixed Income	4,582,226	61,848,701	64,185,238	74,649	2,245,689	—	—
Emerging Markets Bond	37,308,308	258,081,345	283,278,726	292,502	12,110,927	—	—
Emerging Markets Local Bond	1,917,004	21,764,113	23,252,877	12,960	428,240	—	—
Emerging Markets Corporate Bond	5,569,326	33,740,900	34,687,465	61,374	4,622,761	—	—
Equity Income	85,254,398	286,985,506	283,764,364	790,704	88,475,540	—	—

Investments in Payden Emerging Market Corporate Bond Fund
Core Bond	12,133,172	—	—	350,787	12,977,886	—	$844,714
Corporate Bond	—	5,000,000	—	47,524	4,994,104	—	(5,896)
Strategic Income	806,122	—	—	23,306	862,245	—	56,123
Global Fixed Income	1,161,765	—	—	33,588	1,242,647	—	80,882

Semi-Annual Report    129

Notes to Financial Statements continued

Fund	Value October 31, 2022	Purchases	Sales	Dividends	Value April 30, 2023	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)

Investments in Payden Emerging Markets Local Bond Fund
Core Bond	—	$8,580,000	—	$43,527	$8,615,825	—	$35,825
Strategic Income	—	1,900,000	—	9,639	1,907,933	—	7,933
Global Fixed Income	—	2,390,000	—	12,125	2,399,979	—	9,979

Investments in Floating Rate Fund — SI Class
Limited Maturity	$25,597,161	—	—	1,032,610	26,087,842	—	490,681
High Income	—	3,500,000	—	139,411	3,522,082	—	22,082
Global Fixed Income	1,377,534	—	—	55,571	1,403,941	—	26,406

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended April 30, 2023.

Line of Credit

The Payden funds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Funds’ financial statements.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class

	Between	Between	Between			Current	Current
	$0-500	$0.5-1	$1-2	Over $2	Expense	Voluntary	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Expense Limit	FY 2021	FY 2022	FY 2023
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$451,269	$579,372	$295,302
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	0.20%	4,778,705	6,437,312	2,675,626
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	0.38%	1,319,206	1,569,409	798,037
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	128,799	121,161	72,237
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	0.45%	n/a	257,058	222,269	106,477
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	712,335	731,474	320,658
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	0.55%	22,954	62,485	78,089

130   Payden Mutual Funds

Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.65%	0.55%	386,478	444,614	222,204
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.47%	2,176,157	2,182,335	950,981
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.60%	298,845	467,767	172,160
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	0.55%	—	125,500	91,921
California Municipal Social Impact	0.32%	0.32%	0.25%	0.25%	0.80%	0.45%	n/a	170,982	252,084	131,894
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	199,680	218,903	103,611
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	0.55%	69,044	50,495	17,565
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	155,479	200,391	84,139
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	0.75%	55,435	84,368	97,888
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	218,452	233,153	104,241
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	779,256	930,686	390,077

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2024 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit. Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%.

Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds. The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 —

Semi-Annual Report    131

Notes to Financial Statements continued

Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Cash Reserves Money Market
Repurchase Agreements	—	—	$273,000	—	—	—	$273,000
U.S. Government	—	—	187,375	—	—	—	187,375
U.S. Treasury	—	—	35,189	—	—	—	35,189
Investment Company	$6,616	—	—	—	—	—	6,616

Limited Maturity
Asset Backed	—	—	547,629	—	—	—	547,629
Certificates of Deposit	—	—	1,699	—	—	—	1,699
Commercial Paper	—	—	263,251	—	—	—	263,251
Corporate Bond	—	—	626,807	—	—	—	626,807
Mortgage Backed	—	—	101,845	—	—	—	101,845
U.S. Government	—	—	334,928	—	—	—	334,928
Investment Company	9,470	—	—	—	—	—	9,470
Investments Valued at NAV[1]	—	—	—	—	—	—	26,088

Low Duration
Asset Backed	—	—	276,001	—	—	—	276,001
Corporate Bond	—	—	399,114	—	—	—	399,114
Mortgage Backed	—	—	124,463	—	—	—	124,463
Municipal	—	—	24,759	—	—	—	24,759
U.S. Government	—	—	319,137	—	—	—	319,137
Investment Company	8,184	—	—	—	—	—	8,184

U.S. Government
Mortgage Backed	—	—	31,090	—	—	—	31,090
U.S. Government	—	—	36,064	—	—	—	36,064
Investment Company	1,284	—	—	—	—	—	1,284

GNMA
Mortgage Backed	—	—	126,922	—	—	—	126,922
Investment Company	2,370	—	—	—	—	—	2,370

Core Bond
Asset Backed	—	—	58,420	—	—	—	58,420
Bank Loans	—	—	13,564	—	—	—	13,564
Commercial Paper	—	—	18,792	—	—	—	18,792
Corporate Bond	—	—	259,088	—	—	—	259,088
Foreign Government	—	—	19,167	—	—	—	19,167
Mortgage Backed	—	—	313,962	—	—	—	313,962
Municipal	—	—	41,953	—	—	—	41,953
U.S. Government	—	—	129,994	—	—	—	129,994
Investment Company	32,072	—	—	—	—	—	32,072
Corporate Bond
Asset Backed	—	—	13,224	—	—	—	13,224
Bank Loans	—	—	1,845	—	—	—	1,845

Corporate Bond	—	—	323,867	—	—	—	323,867
Foreign Government	—	—	1,628	—	—	—	1,628
Mortgage Backed	—	—	3,684	—	—	—	3,684
Municipal	—	—	1,972	—	—	—	1,972
Investment Company	14,627	—	—	—	—	—	14,627

132   Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Strategic Income
Asset Backed	—	—	$18,623	—	—	—	$18,623
Bank Loans	—	—	3,637	—	—	—	3,637
Corporate Bond	—	—	62,439	—	—	—	62,439
Foreign Government	—	—	4,576	—	—	—	4,576
Mortgage Backed	—	—	19,904	—	—	—	19,904
Municipal	—	—	9,762	—	—	—	9,762
U.S. Government	—	—	64,214	—	—	—	64,214
Preferred Stock	$1,469	—	—	—	—	—	1,469
Investment Company	5,880	—	—	—	—	—	5,880

Absolute Return Bond
Asset Backed	—	—	179,029	—	—	—	179,029
Bank Loans	—	—	4,738	—	—	—	4,738
Corporate Bond	—	—	282,441	—	—	—	282,441
Foreign Government	—	—	50,691	—	—	—	50,691
Mortgage Backed	—	—	136,400	—	—	—	136,400
U.S. Government	—	—	54,423	—	—	—	54,423
Options Purchased	94	—	—	—	—	—	94
Common Stock	2,541	—	—	—	—	—	2,541
Preferred Stock	2,975	—	—	—	—	—	2,975
Investment Company	8,690	—	—	—	—	—	8,690

Floating Rate
Asset Backed	—	—	3,220	—	—	—	3,220
Bank Loans	—	—	94,571	—	—	—	94,571
Corporate Bond	—	—	6,469	—	—	—	6,469
Mortgage Backed	—	—	3,766	—	—	—	3,766
Preferred Stock	646	—	—	—	—	—	646
Investment Company	2,835	—	—	—	—	—	2,835

High Income
Asset Backed	—	—	14,686	—	—	—	14,686
Bank Loans	—	—	52,567	—	—	—	52,567
Corporate Bond	—	—	500,244	—	—	—	500,244
Mortgage Backed	—	—	14,141	—	—	—	14,141
Municipal	—	—	5,449	—	—	—	5,449
Common Stock	2,243	—	—	—	—	—	2,243
Preferred Stock	2,120	—	—	—	—	—	2,120
Investment Company	36,940	—	—	—	—	—	36,940
Investments Valued at NAV[1]	—	—	—	—	—	—	3,522

California Municipal Social Impact
Municipal	—	—	133,245	—	—	—	133,245
U.S. Government	—	—	7,784	—	—	—	7,784
Investment Company	33	—	—	—	—	—	33

Global Low Duration
Asset Backed	—	—	13,991	—	—	—	13,991
Commercial Paper	—	—	3,727	—	—	—	3,727
Corporate Bond	—	—	28,213	—	—	—	28,213
Foreign Government	—	—	6,472	—	—	—	6,472
Mortgage Backed	—	—	5,544	—	—	—	5,544
Municipal	—	—	1,042	—	—	—	1,042
U.S. Government	—	—	16,276	—	—	—	16,276
Investment Company	1,423	—	—	—	—	—	1,423

Semi-Annual Report    133

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Global Fixed Income
Asset Backed	—	—	$11,953	—	—	—	$11,953
Bank Loans	—	—	3,104	—	—	—	3,104
Corporate Bond	—	—	55,602	—	—	—	55,602
Foreign Government	—	—	96,319	—	—	—	96,319
Mortgage Backed	—	—	38,514	—	—	—	38,514
U.S. Government	—	—	16,721	—	—	—	16,721
Investment Company	$5,888	—	—	—	—	—	5,888
Investments Valued at NAV[1]	—	—	—	—	—	—	1,404

Emerging Markets Bond
Corporate Bond	—	—	160,064	—	—	—	160,064
Foreign Government	—	—	600,847	—	—	—	600,847
U.S. Government	—	—	5,899	—	—	—	5,899
Investment Company	12,111	—	—	—	—	—	12,111

Emerging Markets Local Bond
Corporate Bond	—	—	3,455	—	—	—	3,455
Foreign Government	—	—	41,364	—	—	—	41,364
U.S. Government	—	—	498	—	—	—	498
Investment Company	428	—	—	—	—	—	428

Emerging Markets Corporate Bond
Bank Loans	—	—	1,061	—	—	—	1,061
Corporate Bond	—	—	58,355	—	—	—	58,355
Foreign Government	—	—	2,723	—	—	—	2,723
U.S. Government	—	—	1,848	—	—	—	1,848
Investment Company	4,623	—	—	—	—	—	4,623

Equity Income
Corporate Bond	—	—	2,392	—	—	—	2,392
Common Stock	1,171,956	—	—	—	—	—	1,171,956
Real Estate Investment Trust	59,740	—	—	—	—	—	59,740
Investment Company	88,476	—	—	—	—	—	88,476

1	As of April 30, 2023, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

134   Payden Mutual Funds

	Other Financial Instruments[1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Limited Maturity
Forward currency contracts	—	—	$595	$(67)	—	—	$528

Low Duration
Forward currency contracts	—	—	15	(98)	—	—	(83)
Futures	1,339	(1,885)	—	—	—	—	(546)

U.S. Government
Futures	41	(57)	—	—	—	—	(16)

GNMA
Futures	—	(23)	—	—	—	—	(23)

Core Bond
Forward currency contracts	—	—	167	(676)	—	—	(509)
Futures	2,627	(3,660)	—	—	—	—	(1,033)
Swaps	—	—	940	(1,838)	—	—	(898)

Corporate Bond
Futures	909	(521)	—	—	—	—	388

Strategic Income
Forward currency contracts	—	—	26	(280)	—	—	(254)
Futures	386	(723)	—	—	—	—	(337)
Swaps	—	—	176	(309)	—	—	(133)

Absolute Return Bond
Forward currency contracts	—	—	515	(2,116)	—	—	(1,601)
Futures	192	(2,432)	—	—	—	—	(2,240)
Swaps	—	—	48	(6,952)	—	—	(6,904)

Floating Rate
Forward currency contracts	—	—	—	(15)	—	—	(15)

High Income
Forward currency contracts	—	—	211	(575)	—	—	(364)
Swaps	—	—	744	—	—	—	744

Global Low Duration
Forward currency contracts	—	—	1	(13)	—	—	(12)
Futures	89	(100)	—	—	—	—	(11)

Global Fixed Income
Forward currency contracts	—	—	1,227	(1,105)	—	—	122
Futures	382	(645)	—	—	—	—	(263)
Swaps	—	—	128	(671)	—	—	(543)

Emerging Markets Bond
Forward currency contracts	—	—	569	(3,082)	—	—	(2,513)
Swaps	—	—	1,518	(960)	—	—	558

Emerging Markets Local Bond
Forward currency contracts	—	—	244	(160)	—	—	84
Futures	—	(35)	—	—	—	—	(35)
Swaps	—	—	19	(20)	—	—	(1)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	18	(32)	—	—	(14)
Futures	101	(206)	—	—	—	—	(105)
Swaps	—	—	–	(77)	—	—	(77)

Equity Income
Forward currency contracts	—	—	264	(1,781)	—	—	(1,517)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Semi-Annual Report    135

Notes to Financial Statements continued

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise.

At October 31, 2022, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

Total
Low Duration	$16,064
U.S. Government	7,485
GNMA	45,420
Core Bond	25,537
Corporate Bond	12,080
Absolute Return Bond	4,483
Floating Rate	6,242
High Income	22,035
California Municipal Social Impact	2,225
Global Low Duration	556
Global Fixed Income	14,238
Emerging Markets Bond	80,191
Emerging Markets Local Bond	24,463
Emerging Markets Corporate Bond	2,396

At April 30, 2023, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$502,180	—	—	—
Limited Maturity	1,932,321	$1,759	$(21,942)	$(20,183)
Low Duration	1,179,580	5,327	(33,895)	(28,568)
U.S. Government	70,526	167	(2,271)	(2,104)
GNMA	138,442	414	(9,587)	(9,173)
Core Bond	985,502	9,316	(110,330)	(101,014)
Corporate Bond	393,524	2,106	(34,395)	(32,289)
Strategic Income	202,080	1,765	(14,056)	(12,291)
Absolute Return Bond	746,820	8,797	(44,001)	(35,204)
Floating Rate	115,764	690	(4,962)	(4,272)
High Income	682,917	6,804	(57,401)	(50,597)
California Municipal Social Impact	139,469	2,174	(581)	1,593
Global Low Duration	78,600	352	(2,287)	(1,935)
Global Fixed Income	255,910	4,916	(32,053)	(27,137)
Emerging Markets Bond	950,872	12,078	(186,155)	(174,077)
Emerging Markets Local Bond	49,030	1,071	(4,334)	(3,263)
Emerging Markets Corporate Bond	72,788	590	(4,915)	(4,325)
Equity Income	1,249,837	99,436	(28,243)	71,193

6. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

136   Payden Mutual Funds

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137

Financial Highlights

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Cash Reserves Money Market Fund
	2023		2022	2021		2020		2019
Net asset value — beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income from investment activities:
Net investment income	0.02		0.01	0.00	(1)	0.01		0.02
Net realized and unrealized gain	0.00	(1)	0.00 (1)	0.00	(1)	0.00	(1)	—

Total from investment activities	0.02		0.01	0.00		0.01		0.02

Distributions to shareholders:
From net investment income	(0.02)		(0.01)	(0.00	)(1)	(0.01)		(0.02)
From net realized gains	—		—	—		(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.02)		(0.01)	(0.00	)(1)	(0.01)		(0.02)

Net asset value — end of period	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	2.00	%(2)	0.78%	0.02%		0.57%		2.10%

Ratios/supplemental data:
Net assets, end of period (000s)	$487,812		$475,935	$500,758		$351,597		$274,957
Ratio of gross expense to average net assets	0.37	%(3)	0.37%	0.38%		0.39%		0.38%
Ratio of net expense to average net assets	0.25	%(3)	0.18%	0.05%		0.23%		0.25%
Ratio of investment income less gross expenses to average net assets .	3.88	%(3)	0.57%	(0.32)%		0.35%		1.94%
Ratio of net investment income to average net assets	4.00	%(3)	0.76%	0.01%		0.51%		2.07%
Portfolio turnover rate	n/a		n/a	n/a		n/a		n/a

The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund — Investor Class
	2023		2022	2021		2020		2019
Net asset value — beginning of period	$9.36		$9.51	$9.50		$9.49		$9.46

Income (loss) from investment activities:
Net investment income	0.20		0.10	0.06		0.15		0.25
Net realized and unrealized gains (losses)	0.08		(0.14)	0.01		0.01		0.03

Total from investment activities	0.28		(0.04)	0.07		0.16		0.28

Distributions to shareholders:
From net investment income	(0.20)		(0.11)	(0.06)		(0.15)		(0.25)
From net realized gains	(0.02)		—	—		(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.22)		(0.11)	(0.06)		(0.15)		(0.25)

Net asset value — end of period	$9.42		$9.36	$9.51		$9.50		$9.49

Total return	2.80	%(2)	(0.41)%	0.75%		1.75%		2.99%

Ratios/supplemental data:
Net assets, end of period (000s)	$583,020		$546,444	$851,146		$1,219,514		$783,645
Ratio of gross expense to average net assets	0.50	%(3)	0.52%	0.49%		0.54%		0.55%
Ratio of net expense to average net assets	0.25	%(3)	0.25%	0.25%		0.25%		0.25%
Ratio of investment income less gross expenses to average net assets	3.60	%(3)	0.74%	0.41%		1.24%		2.29%
Ratio of net investment income to average net assets	3.84	%(3)	1.02%	0.64%		1.53%		2.59%
Portfolio turnover rate	36	%(2)	36%	60%		63%		74%

The Fund commenced operations on April 29, 1994.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

138   Payden Mutual Funds

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Limited Maturity Fund — SI Class
	2023		2022	2021
Net asset value — beginning of period	$9.37		$9.52	$9.53

Income (loss) from investment activities:
Net investment income	0.20		0.10	0.02
Net realized and unrealized gains (losses)	0.08		(0.14)	(0.01)

Total from investment activities	0.28		(0.04)	0.01

Distributions to shareholders:
From net investment income	(0.20)		(0.11)	(0.02)
From net realized gains	(0.02)		—	—

Net asset value — end of period	$9.43		$9.37	$9.52

Total return	2.82	%(1)	(0.36)%	0.11	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,305,667		$1,325,844	$1,398,387
Ratio of gross expense to average net assets	0.50	%(2)	0.53%	0.51	%(2)
Ratio of net expense to average net assets	0.20	%(2)	0.20%	0.20	%(2)
Ratio of investment income less gross expenses to average net assets	3.60	%(2)	0.79%	0.28	%(2)
Ratio of net investment income to average net assets	3.90	%(2)	1.12%	0.59	%(2)
Portfolio turnover rate	36	%(1)	36%	60	%(1)
The Class commenced operations on June 30, 2021.
(1) Not annualized. (2) Annualized.

	Payden Low Duration Fund — Investor Class
	2023		2022	2021		2020	2019
Net asset value — beginning of period	$9.47		$10.12	$10.22		$10.10	$9.91

Income (loss) from investment activities:
Net investment income	0.14		0.13	0.18		0.18	0.24
Net realized and unrealized gains (losses)	0.18		(0.60)	0.00	(1)	0.12	0.19

Total from investment activities	0.32		(0.47)	0.18		0.30	0.43

Distributions to shareholders:
From net investment income	(0.15)		(0.14)	(0.19)		(0.18)	(0.24)
From net realized gains	—		(0.03)	(0.09)		—	—
Return of capital	—		(0.01)	—		—	(0.00	)(1)

Total distributions to shareholders	(0.15)		(0.18)	(0.28)		(0.18)	(0.24)

Net asset value — end of period	$9.64		$9.47	$10.12		$10.22	$10.10

Total return	3.38	%(2)	(4.65)%	0.84%		3.00%	4.39%

Ratios/supplemental data:
Net assets, end of period (000s)	$742,697		$901,416	$1,604,077		$1,532,982	$1,523,037
Ratio of gross expense to average net assets	0.55	%(3)	0.53%	0.51%		0.53%	0.54%
Ratio of net expense to average net assets	0.43	%(3)	0.43%	0.43%		0.43%	0.43%
Ratio of investment income less gross expenses to average net assets	2.84	%(3)	1.27%	0.75%		1.64%	2.27%
Ratio of net investment income to average net assets	2.96	%(3)	1.37%	0.83%		1.74%	2.38%
Portfolio turnover rate	47	%(2)	98%	138%		211%	166%

The Fund commenced operations on December 31, 1993.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    139

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Low Duration Fund — SI Class
	2023		2022
Net asset value — beginning of period	$9.47		$9.92

Income (loss) from investment activities:
Net investment income	0.15		0.12
Net realized and unrealized gains (losses)	0.17		(0.45)

Total from investment activities	0.32		(0.33)

Distributions to shareholders:
From net investment income	(0.15)		(0.11)
Return of capital	—		(0.01)

Net asset value — end of period	$9.64		$9.47

Total return	3.41	%(1)	(3.34	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$409,351		$321,719
Ratio of gross expense to average net assets	0.55	%(2)	0.55	%(2)
Ratio of net expense to average net assets	0.38	%(2)	0.38	%(2)
Ratio of investment income less gross expenses to average net assets	3.12	%(2)	1.72	%(2)
Ratio of net investment income to average net assets	3.28	%(2)	1.88	%(2)
Portfolio turnover rate	47	%(1)	98	%(1)
The Class commenced operations on February 28, 2022.
(1) Not annualized. (2) Annualized.

	Payden U.S. Government Fund
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$9.30		$10.29		$10.54	$10.35	$10.11

Income (loss) from investment activities:
Net investment income	0.15	(1)	0.24	(1)	0.15 (1)	0.19 (1)	0.24 (1)
Net realized and unrealized gains (losses)	0.13		(0.97)		(0.18)	0.25	0.30

Total from investment activities	0.28		(0.73)		(0.03)	0.44	0.54

Distributions to shareholders:
From net investment income	(0.15)		(0.26)		(0.22)	(0.25)	(0.30)

Net asset value — end of period	$9.43		$9.30		$10.29	$10.54	$10.35

Total return	3.01	%(2)	(7.14)%		(0.31)%	4.26%	5.36%

Ratios/supplemental data:
Net assets, end of period (000s)	$64,739		$53,471		$28,876	$47,360	$39,301
Ratio of gross expense to average net assets	0.67	%(3)	0.82%		0.77%	0.73%	0.73%
Ratio of net expense to average net assets	0.43	%(3)	0.43%		0.43%	0.43%	0.43%
Ratio of investment income less gross expenses to average net assets .	2.91	%(3)	2.06%		1.10%	1.51%	2.00%
Ratio of net investment income to average net assets	3.14	%(3)	2.45%		1.44%	1.81%	2.30%
Portfolio turnover rate	31	%(2)	39%		22%	48%	49%

The Class commenced operations on December 30, 1995.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

140   Payden Mutual Funds

	Payden GNMA Fund
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$7.47		$9.12		$9.47	$9.42	$8.97

Income (loss) from investment activities:
Net investment income	0.19		0.25		0.07	0.18	0.20
Net realized and unrealized gains (losses)	0.23		(1.59)		(0.15)	0.15	0.56

Total from investment activities	0.42		(1.34)		(0.08)	0.33	0.76

Distributions to shareholders:
From net investment income	(0.12)		(0.31)		(0.27)	(0.28)	(0.31)

Net asset value — end of period	$7.77		$7.47		$9.12	$9.47	$9.42

Total return	5.59	%(1)	(15.01)%		(0.91)%	3.52%	8.63%

Ratios/supplemental data:
Net assets, end of period (000s)	$106,236		$91,243		$102,013	$122,509	$132,455
Ratio of gross expense to average net assets	0.65	%(2)	0.70%		0.69%	0.71%	0.69%
Ratio of net expense to average net assets	0.45	%(2)	0.45%		0.47%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.87	%(2)	2.03%		1.15%	1.92%	2.51%
Ratio of net investment income to average net assets	3.07	%(2)	2.28%		1.38%	2.13%	2.70%
Portfolio turnover rate	7	%(1)	29%		28%	25%	18%
The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund — Investor Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$8.80		$10.84		$11.13	$10.90	$10.20

Income (loss) from investment activities:
Net investment income	0.17	(3)	0.26	(3)	0.21 (3)	0.26 (3)	0.33 (3)
Net realized and unrealized gains (losses)	0.47		(2.01)		0.09	0.25	0.71

Total from investment activities	0.64		(1.75)		0.30	0.51	1.04

Distributions to shareholders:
From net investment income	(0.16)		(0.28)		(0.42)	(0.28)	(0.32)
From net realized gains	—		(0.01)		(0.17)	—	—
Return of capital	—		(0.00	)(4)	—	—	(0.02)

Total distributions to shareholders	(0.16)		(0.29)		(0.59)	(0.28)	(0.34)

Net asset value — end of period	$9.28		$8.80		$10.84	$11.13	$10.90

Total return	7.35	%(1)	(16.43)%		1.15%	4.76%	10.36%

Ratios/supplemental data:
Net assets, end of period (000s)	$272,083		$294,877		$409,453	$589,061	$695,683
Ratio of gross expense to average net assets	0.53	%(2)	0.52%		0.51%	0.54%	0.53%
Ratio of net expense to average net assets	0.53	%(2)	0.52%		0.53%	0.53%	0.53%
Ratio of investment income less gross expenses to average net assets .	3.81	%(2)	2.63%		1.93%	2.40%	3.10%
Ratio of net investment income to average net assets	3.81	%(2)	2.63%		1.92%	2.40%	3.10%
Portfolio turnover rate	19	%(1)	51%		88%	125%	86%

The Fund commenced operations on December 31, 1993.

(1)	Not annualized.
(2)	Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.005.

See notes to financial statements.

Semi-Annual Report    141

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Core Bond Fund — SI Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$8.79		$10.83		$11.12	$10.89	$10.19

Income (loss) from investment activities:
Net investment income	0.18	(1)	0.27	(1)	0.22 (1)	0.27 (1)	0.34 (1)
Net realized and unrealized gains (losses)	0.47		(2.01)		0.09	0.25	0.71

Total from investment activities	0.65		(1.74)		0.31	0.52	1.05

Distributions to shareholders:
From net investment income	(0.17)		(0.29)		(0.43)	(0.29)	(0.33)
From net realized gains	—		(0.01)		(0.17)	—	—
Return of capital	—		(0.00	)(2)	—	—	(0.02)

Total distributions to shareholders	(0.17)		(0.30)		(0.60)	(0.29)	(0.35)

Net asset value — end of period	$9.27		$8.79		$10.83	$11.12	$10.89

Total return	7.42	%(3)	(16.36)%		1.27%	4.88%	10.49%

Ratios/supplemental data:
Net assets, end of period (000s)	$586,890		$612,851		$833,563	$758,985	$323,935
Ratio of gross expense to average net assets	0.53	%(4)	0.52%		0.52%	0.54%	0.54%
Ratio of net expense to average net assets	0.42	%(4)	0.42%		0.42%	0.42%	0.54%
Ratio of investment income less gross expenses to average net assets .	3.81	%(4)	2.64%		1.95%	2.37%	3.10%
Ratio of net investment income to average net assets	3.92	%(4)	2.74%		2.05%	2.48%	3.21%
Portfolio turnover rate	19	%(3)	51%		88%	125%	86%

The Class commenced operations on January 22, 2018.

	Payden Core Bond Fund — Adviser Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$8.77		$10.81		$11.10	$10.87	$10.17

Income (loss) from investment activities:
Net investment income	0.16	(1)	0.23	(1)	0.19 (1)	0.24 (1)	0.30 (1)
Net realized and unrealized gains (losses)	0.50		(2.01)		0.08	0.25	0.72

Total from investment activities	0.66		(1.78)		0.27	0.49	1.02

Distributions to shareholders:
From net investment income	(0.15)		(0.25)		(0.39)	(0.26)	(0.30)
From net realized gains	—		(0.01)		(0.17)	—	—
Return of capital	—		(0.00	)(2)	—	—	(0.02)

Total distributions to shareholders	(0.15)		(0.26)		(0.56)	(0.26)	(0.32)

Net asset value — end of period	$9.28		$8.77		$10.81	$11.10	$10.87

Total return	7.60	%(3)	(16.70)%		0.92%	4.52%	10.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$3,365		$23,806		$46,499	$45,755	$38,979
Ratio of gross expense to average net assets	0.79	%(4)	0.77%		0.76%	0.79%	0.78%
Ratio of net expense to average net assets	0.78	%(4)	0.77%		0.78%	0.78%	0.78%
Ratio of investment income less gross expenses to average net assets .	3.54	%(4)	2.35%		1.71%	2.14%	2.83%
Ratio of net investment income to average net assets	3.55	%(4)	2.35%		1.70%	2.15%	2.83%
Portfolio turnover rate	19	%(3)	51%		88%	125%	86%

The Class commenced operations on November 2, 2009.

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

142   Payden Mutual Funds

	Payden Corporate Bond Fund — Investor Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$9.10		$11.96		$12.04	$11.73	$10.63

Income (loss) from investment activities:
Net investment income	0.18		0.29		0.46	0.34	0.38
Net realized and unrealized gains (losses)	0.60		(2.53)		0.09	0.31	1.10

Total from investment activities	0.78		(2.24)		0.55	0.65	1.48

Distributions to shareholders:
From net investment income	(0.18)		(0.34)		(0.47)	(0.33)	(0.38)
From net realized gains	—		(0.28)		(0.16)	(0.01)	—
Return of capital	—		(0.00	)(1)	—	—	—

Total distributions to shareholders	(0.18)		(0.62)		(0.63)	(0.34)	(0.38)

Net asset value — end of period	$9.70		$9.10		$11.96	$12.04	$11.73

Total return	8.61	%(2)	(19.53)%		3.27%	5.65%	14.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$229,581		$222,269		$460,135	$479,951	$463,203
Ratio of gross expense to average net assets	0.66	%(3)	0.66%		0.65%	0.66%	0.66%
Ratio of net expense to average net assets	0.65	%(3)	0.65%		0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.76	%(3)	2.90%		2.47%	2.82%	3.43%
Ratio of net investment income to average net assets	3.76	%(3)	2.90%		2.47%	2.83%	3.43%
Portfolio turnover rate	28	%(2)	31%		49%	58%	49%

The Fund commenced operations on March 12, 2009.
	Payden Corporate Bond Fund — SI Class
	2023		2022
Net asset value — beginning of period	$9.10		$10.98

Income (loss) from investment activities:
Net investment income	0.18		0.22
Net realized and unrealized gains (losses)	0.60		(1.87)

Total from investment activities	0.78		(1.65)

Distributions to shareholders:
From net investment income	(0.18)		(0.23)
Return of capital	—		(0.00	)(1)

Total distributions to shareholders	(0.18)		(0.23)

Net asset value — end of period	$9.70		$9.10

Total return	8.66	%(2)	(15.14	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$135,832		$124,148
Ratio of gross expense to average net assets	0.66	%(3)	0.65	%(3)
Ratio of net expense to average net assets	0.55	%(3)	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	3.76	%(3)	3.45	%(3)
Ratio of net investment income to average net assets	3.87	%(3)	3.55	%(3)
Portfolio turnover rate	28	%(2)	31	%(2)

The Class commenced operations on February 28, 2022.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    143

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Strategic Income Fund — Investor Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.16		$10.46	$10.28	$10.21	$9.77

Income (loss) from investment activities:
Net investment income	0.22		0.31	0.26	0.29	0.33
Net realized and unrealized gains (losses)	0.29		(1.20)	0.20	0.08	0.45

Total from investment activities	0.51		(0.89)	0.46	0.37	0.78

Distributions to shareholders:
From net investment income	(0.21)		(0.33)	(0.27)	(0.30)	(0.32)
From net realized gains	(0.01)		(0.08)	(0.01)	—	—
Return of capital	—		—	—	—	(0.02)

Total distributions to shareholders	(0.22)		(0.41)	(0.28)	(0.30)	(0.34)

Net asset value — end of period	$9.45		$9.16	$10.46	$10.28	$10.21

Total return	5.46	%(1)	(8.72)%	4.37%	3.74%	8.09%

Ratios/supplemental data:
Net assets, end of period (000s)	$115,513		$113,587	$147,966	$84,881	$115,545
Ratio of gross expense to average net assets	0.86	%(2)	0.87%	0.85%	0.88%	0.87%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.66%	0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	4.11	%(2)	2.94%	2.30%	2.68%	3.14%
Ratio of net investment income to average net assets	4.33	%(2)	3.16%	2.49%	2.86%	3.30%
Portfolio turnover rate	27	%(1)	40%	90%	65%	72%

The Fund commenced operations on May 8, 2014.

	Payden Strategic Income Fund — SI Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.16		$10.46	$10.27	$10.20	$9.77

Income (loss) from investment activities:
Net investment income	0.21		0.32	0.28	0.31	0.35
Net realized and unrealized gains (losses)	0.30		(1.20)	0.20	0.08	0.43

Total from investment activities	0.51		(0.88)	0.48	0.39	0.78

Distributions to shareholders:
From net investment income	(0.21)		(0.34)	(0.28)	(0.32)	(0.33)
From net realized gains	(0.01)		(0.08)	(0.01)	—	—
Return of capital	—		—	—	—	(0.02)

Total distributions to shareholders	(0.22)		(0.42)	(0.29)	(0.32)	(0.35)

Net asset value — end of period	$9.45		$9.16	$10.46	$10.27	$10.20

Total return	5.51	%(1)	(8.62)%	4.58%	3.90%	8.14%

Ratios/supplemental data:
Net assets, end of period (000s)	$75,727		$49,004	$49,575	$49,334	$49,088
Ratio of gross expense to average net assets	0.86	%(2)	0.87%	0.85%	0.88%	0.87%
Ratio of net expense to average net assets	0.55	%(2)	0.55%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	4.12	%(2)	2.99%	2.34%	2.67%	3.13%
Ratio of net investment income to average net assets	4.43	%(2)	3.31%	2.65%	3.00%	3.45%
Portfolio turnover rate	27	%(1)	40%	90%	65%	72%

The Fund commenced operations on May 8, 2014.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

144   Payden Mutual Funds

	Payden Absolute Return Bond Fund — Investor Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.18		$10.03	$9.92	$10.06	$9.93

Income (loss) from investment activities:
Net investment income	0.27		0.30	0.20	0.25	0.32
Net realized and unrealized gains (losses)	0.28		(0.83)	0.12	(0.13)	0.16

Total from investment activities	0.55		(0.53)	0.32	0.12	0.48

Distributions to shareholders:
From net investment income	(0.25)		(0.20)	(0.21)	(0.26)	(0.35)
From net realized gains	—		(0.03)	—	—	—
Return of capital	—		(0.09)	—	—	—

Total distributions to shareholders	(0.25)		(0.32)	(0.21)	(0.26)	(0.35)

Net asset value — end of period	$9.48		$9.18	$10.03	$9.92	$10.06

Total return	5.99	%(1)	(5.32)%	3.22%	1.23%	4.93%

Ratios/supplemental data:
Net assets, end of period (000s)	$129,226		$123,311	$151,027	$132,299	$124,347
Ratio of gross expense to average net assets	0.77	%(2)	0.74%	0.74%	0.74%	0.75%
Ratio of net expense to average net assets	0.70	%(2)	0.70%	0.70%	0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	5.55	%(2)	3.00%	1.93%	2.44%	3.21%
Ratio of net investment income to average net assets	5.62	%(2)	3.03%	1.96%	2.48%	3.26%
Portfolio turnover rate	58	%(1)	104%	95%	67%	82%

The Fund commenced operations on November 6, 2014.

	Payden Absolute Return Bond Fund — SI Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.19		$10.04	$9.93	$10.07	$9.93

Income (loss) from investment activities:
Net investment income	0.28		0.30	0.22	0.27	0.37
Net realized and unrealized gains (losses)	0.28		(0.83)	0.12	(0.13)	0.15

Total from investment activities	0.56		(0.53)	0.34	0.14	0.52

Distributions to shareholders:
From net investment income	(0.26)		(0.20)	(0.23)	(0.28)	(0.38)
From net realized gains	—		(0.03)	—	—	—
Return of capital	—		(0.09)	—	—	—

Total distributions to shareholders	(0.26)		(0.32)	(0.23)	(0.28)	(0.38)

Net asset value — end of period	$9.49		$9.19	$10.04	$9.93	$10.07

Total return	6.10	%(1)	(5.10)%	3.46%	1.45%	5.30%

Ratios/supplemental data:
Net assets, end of period (000s)	$608,870		$659,836	$878,927	$686,397	$514,279
Ratio of gross expense to average net assets	0.77	%(2)	0.74%	0.74%	0.74%	0.74%
Ratio of net expense to average net assets	0.47	%(2)	0.47%	0.47%	0.47%	0.47%
Ratio of investment income less gross expenses to average net assets	5.55	%(2)	3.01%	1.93%	2.44%	3.13%
Ratio of net investment income to average net assets	5.85	%(2)	3.27%	2.19%	2.71%	3.40%
Portfolio turnover rate	58	%(1)	104%	95%	67%	82%

The Fund commenced operations on November 6, 2014.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    145

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Floating Rate Fund — Investor Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$9.38		$9.91		$9.51	$9.89	$9.93

Income (loss) from investment activities:
Net investment income	0.39		0.40		0.30	0.33	0.48
Net realized and unrealized gains (losses)	0.17		(0.51)		0.39	(0.38)	(0.06)

Total from investment activities	0.56		(0.11)		0.69	(0.05)	0.42

Distributions to shareholders:
From net investment income	(0.37)		(0.42)		(0.28)	(0.33)	(0.46)
Return of capital	—		(0.00	)(1)	(0.01)	—	(0.00	)(1)

Total distributions to shareholders	(0.37)		(0.42)		(0.29)	(0.33)	(0.46)

Net asset value — end of period	$9.57		$9.38		$9.91	$9.51	$9.89

Total return	6.05	%(2)	(1.10)%		7.29%	(0.41)%	4.33%

Ratios/supplemental data:
Net assets, end of period (000s)	$19,373		$24,160		$20,753	$19,569	$21,962
Ratio of gross expense to average net assets	0.90	%(3)	0.86%		0.92%	0.97%	0.89%
Ratio of net expense to average net assets	0.70	%(3)	0.70%		0.72%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	7.42	%(3)	4.12%		2.80%	3.22%	4.22%
Ratio of net investment income to average net assets	7.63	%(3)	4.28%		3.00%	3.44%	4.36%
Portfolio turnover rate	13	%(2)	33%		40%	53%	29%

The Fund commenced operations on November 11, 2013.

	Payden Floating Rate Fund — SI Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$9.39		$9.92		$9.51	$9.90	$9.94

Income (loss) from investment activities:
Net investment income	0.37		0.42		0.32	0.33	0.44
Net realized and unrealized gains (losses)	0.19		(0.52)		0.39	(0.38)	(0.01)

Total from investment activities	0.56		(0.10)		0.71	(0.05)	0.43

Distributions to shareholders:
From net investment income	(0.38)		(0.43)		(0.29)	(0.34)	(0.47)
Return of capital	—		(0.00	)(1)	(0.01)	—	(0.00	)(1)

Total distributions to shareholders	(0.38)		(0.43)		(0.30)	(0.34)	(0.47)

Net asset value — end of period	$9.57		$9.39		$9.92	$9.51	$9.90

Total return	6.03	%(2)	(1.01)%		7.53%	(0.41)%	4.48%

Ratios/supplemental data:
Net assets, end of period (000s)	$91,816		$124,423		$170,373	$47,606	$54,924
Ratio of gross expense to average net assets	0.91	%(3)	0.86%		0.89%	0.97%	0.89%
Ratio of net expense to average net assets	0.60	%(3)	0.60%		0.61%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	7.41	%(3)	3.98%		2.77%	3.23%	4.23%
Ratio of net investment income to average net assets	7.72	%(3)	4.24%		3.05%	3.55%	4.48%
Portfolio turnover rate	13	%(2)	33%		40%	53%	29%

The Fund commenced operations on November 11, 2013.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

146   Payden Mutual Funds

	Payden High Income Fund — Investor Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$5.82		$6.87		$6.45	$6.53	$6.25

Income (loss) from investment activities:
Net investment income	0.21		0.35		0.33	0.34	0.35
Net realized and unrealized gains (losses)	0.18		(1.05)		0.42	(0.08)	0.28

Total from investment activities	0.39		(0.70)		0.75	0.26	0.63

Distributions to shareholders:
From net investment income	(0.20)		(0.35)		(0.33)	(0.34)	(0.35)
Return of capital	—		(0.00	)(1)	—	—	—

Net asset value — end of period	$6.01		$5.82		$6.87	$6.45	$6.53

Total return	6.72	%(2)	(10.45)%		11.75%	4.23%	10.37%

Ratios/supplemental data:
Net assets, end of period (000s)	$216,700		$227,112		$740,403	$525,196	$440,406
Ratio of gross expense to average net assets	0.60	%(3)	0.60%		0.60%	0.62%	0.62%
Ratio of net expense to average net assets	0.60	%(3)	0.60%		0.60%	0.62%	0.62%
Ratio of investment income less gross expenses to average net assets	6.59	%(3)	5.22%		4.75%	5.28%	5.41%
Ratio of net investment income to average net assets	6.59	%(3)	5.22%		4.75%	5.28%	5.41%
Portfolio turnover rate	42	%(2)	70%		74%	124%	74%

The Fund commenced operations on December 30, 1997.
	Payden High Income Fund — SI Class
	2023		2022
Net asset value — beginning of period	$5.81		$6.57

Income (loss) from investment activities:
Net investment income	0.20		0.22
Net realized and unrealized gains (losses)	0.19		(0.74)

Total from investment activities	0.39		(0.52)

Distributions to shareholders:
From net investment income	(0.20)		(0.24)
Return of capital	—		(0.00	)(1)

Net asset value — end of period	$6.00		$5.81

Total return	6.77	%(2)	(7.92	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$400,213		$350,733
Ratio of gross expense to average net assets	0.60	%(3)	0.61	%(3)
Ratio of net expense to average net assets	0.55	%(3)	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	6.61	%(3)	5.91	%(3)
Ratio of net investment income to average net assets	6.66	%(3)	5.96	%(3)
Portfolio turnover rate	42	%(2)	70	%(2)

The Class commenced operations on February 28, 2022.

(1)	Amount is less than $0.005.
(2)	Not annualized. (3) Annualized.

See notes to financial statements.

Semi-Annual Report    147

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden California Municipal Social Impact Fund
	2023		2022	2021	2020		2019
Net asset value — beginning of period	$9.38		$10.49	$10.58	$10.62		$9.98

Income (loss) from investment activities:
Net investment income	0.14		0.16	0.34	0.22		0.26
Net realized and unrealized gains (losses)	0.50		(1.11)	0.09	0.18		0.65

Total from investment activities	0.64		(0.95)	0.43	0.40		0.91

Distributions to shareholders:
From net investment income	(0.14)		(0.16)	(0.34)	(0.22)		(0.26)
From net realized gains	—		—	(0.18)	(0.22)		(0.01)

Total distributions to shareholders	(0.14)		(0.16)	(0.52)	(0.44)		(0.27)

Net asset value — end of period	$9.88		$9.38	$10.49	$10.58		$10.62

Total return	6.79	%(1)	(9.12)%	2.38%	3.90%		9.22%

Ratios/supplemental data:
Net assets, end of period (000s)	$138,715		$141,705	$87,753	$64,088		$61,866
Ratio of gross expense to average net assets	0.64	%(2)	0.68%	0.71%	0.81%		0.70%
Ratio of net expense to average net assets	0.45	%(2)	0.45%	0.47%	0.53%		0.53%
Ratio of investment income less gross expenses to average net assets	2.66	%(2)	1.39%	1.27%	1.80%		2.29%
Ratio of net investment income to average net assets	2.85	%(2)	1.62%	1.50%	2.08%		2.46%
Portfolio turnover rate	96	%(1)	105%	140%	209%		132%

The Fund commenced operations on December 17, 1998.

	Payden Global Low Duration Fund
	2023		2022	2021	2020		2019
Net asset value — beginning of period	$9.42		$10.10	$10.10	$10.04		$9.87

Income (loss) from investment activities:
Net investment income	0.16		0.18	0.13	0.19		0.28
Net realized and unrealized gains (losses)	0.15		(0.64)	(0.01)	0.07		0.17

Total from investment activities	0.31		(0.46)	0.12	0.26		0.45

Distributions to shareholders:
From net investment income	(0.16)		(0.17)	(0.12)	(0.20)		(0.28)
From net realized gains	—		(0.05)	—	—		—
Return of capital	—		—	—	(0.00	)(3)	(0.00	)(3)

Total distributions to shareholders	(0.16)		(0.22)	(0.12)	(0.20)		(0.28)

Net asset value — end of period	$9.57		$9.42	$10.10	$10.10		$10.04

Total return	3.28	%(1)	(4.55)%	1.16%	2.63%		4.61%

Ratios/supplemental data:
Net assets, end of period (000s)	$76,114		$74,440	$86,225	$96,311		$91,028
Ratio of gross expense to average net assets	0.81	%(2)	0.82%	0.76%	0.72%		0.69%
Ratio of net expense to average net assets	0.53	%(2)	0.53%	0.53%	0.53%		0.53%
Ratio of investment income less gross expenses to average net assets	2.99	%(2)	1.44%	0.91%	1.76%		2.63%
Ratio of net investment income to average net assets	3.27	%(2)	1.74%	1.13%	1.95%		2.78%
Portfolio turnover rate	39	%(1)	128%	169%	197%		107%

The Fund commenced operations on September 18, 1996.

(1)	Not annualized.
(2)	Annualized.
(3)	Amount is less than $0.005.

See notes to financial statements.

148   Payden Mutual Funds

	Payden Global Fixed Income Fund — Investor Class
	2023		2022	2021		2020	2019
Net asset value — beginning of period	$7.65		$9.17	$9.33		$9.24	$8.89

Income (loss) from investment activities:
Net investment income (loss)	0.15		(0.13)	0.19		0.23	0.19
Net realized and unrealized gains (losses)	0.22		(1.08)	(0.04)		0.12	0.63

Total from investment activities	0.37		(1.21)	0.15		0.35	0.82

Distributions to shareholders:
From net investment income	(0.54)		(0.25)	(0.23)		(0.26)	(0.47)
From net realized gains	—		(0.06)	(0.08)		—	—

Total distributions to shareholders	(0.54)		(0.31)	(0.31)		(0.26)	(0.47)

Net asset value — end of period	$7.48		$7.65	$9.17		$9.33	$9.24

Total return	5.09	%(1)	(13.49)%	0.59%		3.87%	9.56%

Ratios/supplemental data:
Net assets, end of period (000s)	$91,977		$92,024	$178,480		$180,074	$138,387
Ratio of gross expense to average net assets	0.70	%(2)	0.70%	0.71%		0.78%	0.78%
Ratio of net expense to average net assets	0.70	%(2)	0.70%	0.70%		0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	2.76	%(2)	1.60%	1.19%		1.43%	1.81%
Ratio of net investment income to average net assets	2.65	%(2)	1.54%	1.20%		1.51%	1.88%
Portfolio turnover rate	23	%(1)	55%	60%		88%	67%

The Fund commenced operations on September 1, 1992.

	Payden Global Fixed Income Fund — SI Class
	2023		2022	2021
Net asset value — beginning of period	$7.64		$9.16	$9.23

Income (loss) from investment activities:
Net investment income	0.11		0.16	0.04
Net realized and unrealized gains (losses)	0.27		(1.36)	(0.06)

Total from investment activities	0.38		(1.20)	(0.02)

Distributions to shareholders:
From net investment income	(0.55)		(0.26)	(0.05)
From net realized gains	—		(0.06)	—

Total distributions to shareholders	(0.55)		(0.32)	(0.05)

Net asset value — end of period	$7.47		$7.64	$9.16

Total return	5.17	%(1)	(13.37)%	(0.39	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$141,377		$144,999	$125,513
Ratio of gross expense to average net assets	0.59	%(2)	0.63%	0.79	%(2)
Ratio of net expense to average net assets	0.55	%(2)	0.55%	0.55	%(2)
Ratio of investment income less gross expenses to average net assets	2.76	%(2)	1.67%	1.11	%(2)
Ratio of net investment income to average net assets	2.80	%(2)	1.75%	1.35	%(2)
Portfolio turnover rate	23	%(1)	55%	60	%(1)

The Class commenced operations on June 30, 2021.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    149

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Emerging Markets Bond Fund — Investor Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.17		$13.12	$12.99	$13.58	$12.68

Income (loss) from investment activities:
Net investment income	0.32	(1)	0.64 (1)	0.70 (1)	0.68 (1)	0.75
Net realized and unrealized gains (losses)	0.80		(3.94)	0.14	(0.62)	0.91

Total from investment activities	1.12		(3.30)	0.84	0.06	1.66

Distributions to shareholders:
From net investment income	(0.46)		(0.65)	(0.71)	(0.65)	(0.76)

Net asset value — end of period	$9.83		$9.17	$13.12	$12.99	$13.58

Total return	12.25	%(2)	(25.82)%	6.48%	0.58%	13.45%

Ratios/supplemental data:
Net assets, end of period (000s)	$299,471		$321,800	$279,531	$282,521	$409,458
Ratio of gross expense to average net assets	0.73	%(3)	0.73%	0.71%	0.73%	0.72%
Ratio of net expense to average net assets	0.73	%(3)	0.73%	0.71%	0.73%	0.72%
Ratio of investment income less gross expenses to average net assets .	6.46	%(3)	5.88%	5.22%	5.16%	5.65%
Ratio of net investment income to average net assets	6.46	%(3)	5.88%	5.22%	5.16%	5.65%
Portfolio turnover rate	39	%(2)	52%	63%	79%	73%

The Fund commenced operations on December 17, 1998.

	Payden Emerging Markets Bond Fund — SI Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.16		$13.10	$12.97	$13.56	$12.67

Income (loss) from investment activities:
Net investment income	0.32	(1)	0.65 (1)	0.71 (1)	0.67 (1)	0.81
Net realized and unrealized gains (losses)	0.79		(3.93)	0.13	(0.60)	0.85

Total from investment activities	1.11		(3.28)	0.84	0.07	1.66

Distributions to shareholders:
From net investment income	(0.46)		(0.66)	(0.71)	(0.66)	(0.77)

Net asset value — end of period	$9.81		$9.16	$13.10	$12.97	$13.56

Total return	12.18	%(2)	(25.76)%	6.51%	0.64%	13.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$460,875		$420,935	$541,893	$660,615	$582,062
Ratio of gross expense to average net assets	0.73	%(3)	0.73%	0.71%	0.74%	0.73%
Ratio of net expense to average net assets	0.69	%(3)	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets .	6.47	%(3)	5.86%	5.21%	5.06%	5.68%
Ratio of net investment income to average net assets	6.51	%(3)	5.90%	5.23%	5.11%	5.72%
Portfolio turnover rate	39	%(2)	52%	63%	79%	73%

The Class commenced operations on April 9, 2012.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

150   Payden Mutual Funds

	Payden Emerging Markets Bond Fund — Adviser Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.18		$13.13	$13.00	$13.59	$12.69

Income (loss) from investment activities:
Net investment income	0.31	(1)	0.63 (1)	0.67 (1)	0.64 (1)	0.73
Net realized and unrealized gains (losses)	0.80		(3.96)	0.14	(0.61)	0.90

Total from investment activities	1.11		(3.33)	0.81	0.03	1.63

Distributions to shareholders:
From net investment income	(0.45)		(0.62)	(0.68)	(0.62)	(0.73)

Net asset value — end of period	$9.84		$9.18	$13.13	$13.00	$13.59

Total return	12.09	%(2)	(26.02)%	6.21%	0.33%	13.14%

Ratios/supplemental data:
Net assets, end of period (000s)	$21,508		$22,319	$64,314	$52,306	$67,090
Ratio of gross expense to average net assets	0.98	%(3)	0.98%	0.96%	0.98%	0.97%
Ratio of net expense to average net assets	0.98	%(3)	0.98%	0.96%	0.98%	0.97%
Ratio of investment income less gross expenses to average net assets .	6.21	%(3)	5.57%	4.98%	4.86%	5.40%
Ratio of net investment income to average net assets	6.21	%(3)	5.57%	4.98%	4.86%	5.40%
Portfolio turnover rate	39	%(2)	52%	63%	79%	73%

The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Local Bond Fund — Investor Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$4.34		$5.72	$5.84	$6.50	$5.97

Income (loss) from investment activities:
Net investment income	0.14	(1)	0.28 (1)	0.28 (1)	0.58	0.37
Net realized and unrealized gains (losses)	0.56		(1.38)	(0.10)	(0.93)	0.52

Total from investment activities	0.70		(1.10)	0.18	(0.35)	0.89

Distributions to shareholders:
From net investment income	(0.14)		(0.03)	—	—	(0.15)
Return of capital	—		(0.25)	(0.30)	(0.31)	(0.21)

Total distributions to shareholders	(0.14)		(0.28)	(0.30)	(0.31)	(0.36)

Net asset value — end of period	$4.90		$4.34	$5.72	$5.84	$6.50

Total return	16.24	%(2)	(19.76)%	2.92%	(5.41)%	15.34%

Ratios/supplemental data:
Net assets, end of period (000s)	$4,940		$4,200	$43,551	$128,212	$216,368
Ratio of gross expense to average net assets	1.38	%(3)	1.12%	1.05%	0.93%	0.91%
Ratio of net expense to average net assets	0.98	%(3)	0.99%	0.99%	0.93%	0.91%
Ratio of investment income less gross expenses to average net assets .	5.52	%(3)	5.19%	4.55%	5.08%	5.71%
Ratio of net investment income to average net assets	5.92	%(3)	5.32%	4.61%	5.08%	5.71%
Portfolio turnover rate	47	%(2)	65%	39%	54%	62%

The Fund commenced operations on November 2, 2011.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    151

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Emerging Markets Local Bond Fund — SI Class
	2023		2022
Net asset value — beginning of period	$4.26		$5.30

Income (loss) from investment activities:
Net investment income	0.14	(1)	0.18
Net realized and unrealized gains (losses)	0.55		(1.02)

Total from investment activities	0.69		(0.84)

Distributions to shareholders:
From net investment income	(0.14)		(0.02)
Return of capital	—		(0.18)

Total distributions to shareholders	(0.14)		(0.20)

Net asset value — end of period	$4.81		$4.26

Total return	16.45	%(2)	(16.12	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$42,799		$26,701
Ratio of gross expense to average net assets	1.38	%(3)	1.31	%(3)
Ratio of net expense to average net assets	0.75	%(3)	0.75	%(3)
Ratio of investment income less gross expenses to average net assets	5.55	%(3)	5.54	%(3)
Ratio of net investment income to average net assets	6.19	%(3)	6.10	%(3)
Portfolio turnover rate	47	%(2)	65	%(2)
The Class commenced operations on February 28, 2022.
(1) Based on average shares outstanding. (2) Not annualized. (3) Annualized.

	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2023		2022		2021	2020	2019
Net asset value — beginning of period	$7.90		$10.18		$9.99	$9.99	$9.59

Income (loss) from investment activities:
Net investment income	0.24	(1)	0.41	(1)	0.43 (1)	0.42 (1)	0.48 (1)
Net realized and unrealized gains (losses)	0.54		(2.18)		0.19	0.00 (2)	0.41

Total from investment activities	0.78		(1.77)		0.62	0.42	0.89

Distributions to shareholders:
From net investment income	(0.23)		(0.41)		(0.43)	(0.40)	(0.49)
From net realized gains	—		(0.10)		—	—	—
Return of capital	—		—		—	(0.02)	—

Total distributions to shareholders	(0.23)		(0.51)		(0.43)	(0.42)	(0.49)

Net asset value — end of period	$8.45		$7.90		$10.18	$9.99	$9.99

Total return	9.88	%(3)	(17.91)%		6.08%	4.53%	9.46%

Ratios/supplemental data:
Net assets, end of period (000s)	$24,701		$18,845		$5,208	$3,845	$3,681
Ratio of gross expense to average net assets	1.25	%(4)	1.32%		1.28%	1.38%	1.32%
Ratio of net expense to average net assets	0.95	%(4)	0.95%		0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets .	5.39	%(4)	4.39%		3.80%	3.89%	4.55%
Ratio of net investment income to average net assets	5.69	%(4)	4.77%		4.13%	4.31%	4.92%
Portfolio turnover rate	62	%(3)	95%		84%	105%	94%

The Fund commenced operations on November 11, 2013.

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

152   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund — SI Class
	2023		2022	2021	2020		2019
Net asset value — beginning of period	$7.91		$10.20	$10.01	$10.01		$9.60

Income (loss) from investment activities:
Net investment income	0.24	(1)	0.42 (1)	0.44 (1)	0.43	(1)	0.49 (1)
Net realized and unrealized gains (losses)	0.55		(2.19)	0.19	(0.00	)(2)	0.42

Total from investment activities	0.79		(1.77)	0.63	0.43		0.91

Distributions to shareholders:
From net investment income	(0.23)		(0.42)	(0.44)	(0.41)		(0.50)
From net realized gains	—		(0.10)	—	—		—
Return of capital	—		—	—	(0.02)		—

Total distributions to shareholders	(0.23)		(0.52)	(0.44)	(0.43)		(0.50)

Net asset value — end of period	$8.47		$7.91	$10.20	$10.01		$10.01

Total return	10.06	%(3)	(17.93)%	6.28%	4.52%		9.67%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,970		$27,674	$48,205	$39,344		$36,825
Ratio of gross expense to average net assets	1.24	%(4)	1.33%	1.28%	1.38%		1.32%
Ratio of net expense to average net assets	0.85	%(4)	0.85%	0.85%	0.85%		0.85%
Ratio of investment income less gross expenses to average net assets .	5.41	%(4)	4.15%	3.82%	3.89%		4.54%
Ratio of net investment income to average net assets	5.80	%(4)	4.63%	4.25%	4.41%		5.01%
Portfolio turnover rate	62	%(3)	95%	84%	105%		94%

The Fund commenced operations on November 11, 2013. (1) Based on average shares outstanding. (2) Amount is less than $0.005. (3) Not annualized. (4) Annualized.

	Payden Equity Income Fund — Investor Class
	2023		2022	2021	2020		2019
Net asset value — beginning of period	$16.92		$21.25	$15.97	$18.15		$16.20

Income (loss) from investment activities:
Net investment income	0.86		0.33	0.38	0.36		0.40
Net realized and unrealized gains (losses)	(0.48)		(0.93)	5.24	(1.66)		2.03

Total from investment activities	0.38		(0.60)	5.62	(1.30)		2.43

Distributions to shareholders:
From net investment income	(0.87)		(0.52)	(0.34)	(0.33)		(0.37)
From net realized gains	(0.71)		(3.21)	—	(0.52)		(0.11)
Return of capital	—		—	—	(0.03)		—

Total distributions to shareholders	(1.58)		(3.73)	(0.34)	(0.88)		(0.48)

Net asset value — end of period	$15.72		$16.92	$21.25	$15.97		$18.15

Total return	(2.06	)%(1)	(3.64)%	35.41%	(7.49)%		15.39%

Ratios/supplemental data:
Net assets, end of period (000s)	$393,652		$472,728	$536,613	$483,678		$570,662
Ratio of gross expense to average net assets	0.74	%(2)	0.74%	0.72%	0.74%		0.74%
Ratio of net expense to average net assets	0.74	%(2)	0.74%	0.72%	0.74%		0.74%
Ratio of investment income less gross expenses to average net assets	1.95	%(2)	1.97%	1.87%	2.17%		2.36%
Ratio of net investment income to average net assets	1.95	%(2)	1.97%	1.87%	2.17%		2.36%
Portfolio turnover rate	54	%(1)	96%	95%	63%		49%

The Fund commenced operations on November 1, 1996.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    153

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Payden Equity Income Fund — SI Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$16.94		$21.27	$15.98	$18.16	$16.21

Income (loss) from investment activities:
Net investment income	0.88		0.36	0.38	0.36	0.41
Net realized and unrealized gains (losses)	(0.49)		(0.95)	5.26	(1.64)	2.03

Total from investment activities	0.39		(0.59)	5.64	(1.28)	2.44

Distributions to shareholders:
From net investment income	(0.88)		(0.53)	(0.35)	(0.35)	(0.38)
From net realized gains	(0.71)		(3.21)	—	(0.52)	(0.11)
Return of capital	—		—	—	(0.03)	—

Total distributions to shareholders	(1.59)		(3.74)	(0.35)	(0.90)	(0.49)

Net asset value — end of period	$15.74		$16.94	$21.27	$15.98	$18.16

Total return	(2.02	)%(1)	(3.59)%	35.51%	(7.40)%	15.47%

Ratios/supplemental data:
Net assets, end of period (000s)	$884,731		$945,034	$1,233,890	$916,286	$809,209
Ratio of gross expense to average net assets	0.74	%(2)	0.74%	0.72%	0.74%	0.74%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	1.93	%(2)	1.99%	1.87%	2.16%	2.36%
Ratio of net investment income to average net assets	2.02	%(2)	2.07%	1.94%	2.24%	2.45%
Portfolio turnover rate	54	%(1)	96%	95%	63%	49%

The Class commenced operations on August 1, 2014.

	Payden Equity Income Fund — Adviser Class
	2023		2022	2021	2020	2019
Net asset value — beginning of period	$16.89		$21.23	$15.96	$18.13	$16.19

Income (loss) from investment activities:
Net investment income	0.84		0.28	0.31	0.32	0.36
Net realized and unrealized gains (losses)	(0.49)		(0.93)	5.26	(1.65)	2.02

Total from investment activities	0.35		(0.65)	5.57	(1.33)	2.38

Distributions to shareholders:
From net investment income	(0.85)		(0.48)	(0.30)	(0.29)	(0.33)
From net realized gains	(0.71)		(3.21)	—	(0.52)	(0.11)
Return of capital	—		—	—	(0.03)	—

Total distributions to shareholders	(1.56)		(3.69)	(0.30)	(0.84)	(0.44)

Net asset value — end of period	$15.68		$16.89	$21.23	$15.96	$18.13

Total return	(2.22	)%(1)	(3.91)%	35.08%	(7.66)%	15.05%

Ratios/supplemental data:
Net assets, end of period (000s)	$17,657		$19,362	$19,877	$13,486	$16,039
Ratio of gross expense to average net assets	0.99	%(2)	0.99%	0.97%	0.99%	0.99%
Ratio of net expense to average net assets	0.99	%(2)	0.99%	0.97%	0.99%	0.99%
Ratio of investment income less gross expenses to average net assets	1.68	%(2)	1.72%	1.62%	1.91%	2.11%
Ratio of net investment income to average net assets	1.68	%(2)	1.72%	1.62%	1.91%	2.11%
Portfolio turnover rate	54	%(1)	96%	95%	63%	49%

The Class commenced operations on December 1, 2011.

(1)	Not annualized.
(2)	Annualized.

See notes to financial statements.

154   Payden Mutual Funds

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2023. It uses each Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value November 1, 2022	Value April 30, 2023	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,020.00	2.00%	0.25%	$1.25
Limited Maturity Investor Class	1,000.00	1,028.00	2.80%	0.25%	1.26
Limited Maturity SI Class	1,000.00	1,028.20	2.82%	0.20%	1.01
Low Duration Investor Class	1,000.00	1,033.80	3.38%	0.43%	2.17
Low Duration SI Class	1,000.00	1,034.10	3.41%	0.38%	1.92
U.S. Government	1,000.00	1,030.10	3.01%	0.43%	2.16
GNMA	1,000.00	1,055.90	5.59%	0.45%	2.29
Core Bond Investor Class	1,000.00	1,073.50	7.35%	0.53%	2.72
Core Bond SI Class	1,000.00	1,074.20	7.42%	0.42%	2.16
Core Bond Adviser Class	1,000.00	1,076.00	7.60%	0.78%	4.02
Corporate Bond Investor Class	1,000.00	1,086.10	8.61%	0.65%	3.36
Corporate Bond SI Class	1,000.00	1,086.60	8.66%	0.55%	2.85
Strategic Income Investor Class	1,000.00	1,054.60	5.46%	0.65%	3.31
Strategic Income SI Class	1,000.00	1,055.10	5.51%	0.55%	2.80
Absolute Return Bond Investor Class	1,000.00	1,059.90	5.99%	0.70%	3.58
Absolute Return Bond SI Class	1,000.00	1,061.00	6.10%	0.47%	2.40
Floating Rate Investor Class	1,000.00	1,060.50	6.05%	0.70%	3.58
Floating Rate SI Class	1,000.00	1,060.30	6.03%	0.60%	3.07
High Income Investor Class	1,000.00	1,067.20	6.72%	0.60%	3.07
High Income SI Class	1,000.00	1,067.70	6.77%	0.55%	2.82
California Municipal Social Impact	1,000.00	1,067.90	6.79%	0.45%	2.31
Global Low Duration	1,000.00	1,032.80	3.28%	0.53%	2.67
Global Fixed Income Investor Class	1,000.00	1,050.90	5.09%	0.70%	3.56
Global Fixed Income SI Class	1,000.00	1,051.70	5.17%	0.55%	2.80
Emerging Markets Bond Investor Class	1,000.00	1,122.50	12.25%	0.73%	3.83
Emerging Markets Bond SI Class	1,000.00	1,121.80	12.18%	0.69%	3.63
Emerging Markets Bond Adviser Class	1,000.00	1,120.90	12.09%	0.98%	5.14
Emerging Markets Local Bond Investor Class	1,000.00	1,162.40	16.24%	0.98%	5.27
Emerging Markets Local Bond SI Class	1,000.00	1,164.50	16.45%	0.75%	4.00
Emerging Markets Corporate Bond Investor Class	1,000.00	1,098.80	9.88%	0.95%	4.94
Emerging Markets Corporate Bond SI Class	1,000.00	1,100.60	10.06%	0.85%	4.43
Equity Income Investor Class	1,000.00	979.40	(2.06)%	0.74%	3.61
Equity Income SI Class	1,000.00	979.80	(2.02)%	0.65%	3.19
Equity Income Adviser Class	1,000.00	977.80	(2.22)%	0.99%	4.84

Semi-Annual Report    155

Fund Expenses (unaudited) continued

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2023 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value	Value	6-Month	Expense	Expenses
	November 1, 2022	April 30, 2023	Return	Ratio	Paid
Cash Reserves Money Market	$1,000.00	$1,023.56	2.36%	0.25%	$1.25
Limited Maturity Investor Class	1,000.00	1,023.56	2.36%	0.25%	1.25
Limited Maturity SI Class	1,000.00	1,023.80	2.38%	0.20%	1.00
Low Duration Investor Class	1,000.00	1,022.66	2.27%	0.43%	2.16
Low Duration SI Class	1,000.00	1,022.91	2.29%	0.38%	1.91
U.S. Government	1,000.00	1,022.66	2.27%	0.43%	2.16
GNMA	1,000.00	1,022.56	2.26%	0.45%	2.26
Core Bond Investor Class	1,000.00	1,022.17	2.22%	0.53%	2.65
Core Bond SI Class	1,000.00	1,022.71	2.27%	0.42%	2.11
Core Bond Adviser Class	1,000.00	1,020.93	2.09%	0.78%	3.91
Corporate Bond Investor Class	1,000.00	1,021.57	2.16%	0.65%	3.26
Corporate Bond SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
Strategic Income Investor Class	1,000.00	1,021.57	2.16%	0.65%	3.26
Strategic Income SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
Absolute Return Bond Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Absolute Return Bond SI Class	1,000.00	1,022.46	2.25%	0.47%	2.36
Floating Rate Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Floating Rate SI Class	1,000.00	1,021.82	2.18%	0.60%	3.01
High Income Investor Class	1,000.00	1,021.82	2.18%	0.60%	3.00
High Income SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
California Municipal Social Impact	1,000.00	1,022.56	2.26%	0.45%	2.26
Global Low Duration	1,000.00	1,022.17	2.22%	0.53%	2.66
Global Fixed Income Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Global Fixed Income SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
Emerging Markets Bond Investor Class	1,000.00	1,021.18	2.12%	0.73%	3.65
Emerging Markets Bond SI Class	1,000.00	1,021.37	2.14%	0.69%	3.46
Emerging Markets Bond Adviser Class	1,000.00	1,019.94	1.99%	0.98%	4.90
Emerging Markets Local Bond Investor Class	1,000.00	1,019.92	1.99%	0.98%	4.92
Emerging Markets Local Bond SI Class	1,000.00	1,021.10	2.11%	0.75%	3.73
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.08	2.01%	0.95%	4.76
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.58	2.06%	0.85%	4.26
Equity Income Investor Class	1,000.00	1,021.15	2.11%	0.74%	3.69
Equity Income SI Class	1,000.00	1,021.57	2.16%	0.65%	3.26
Equity Income Adviser Class	1,000.00	1,019.90	1.99%	0.99%	4.94

156   Payden Mutual Funds

Trustees and Officers (Unaudited)

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	65	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	76	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	78	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks; Director, First American Financial
Rosemarie T. Nassif	81	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	73	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	80	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Jordan H. Lopez	42	Interested Trustee	2020	19	Director, Payden & Rygel
Asha B. Joshi	65	Interested Trustee	2021	19	Managing Director, Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Director and CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Senior Vice President and Senior Compliance Officer, Payden & Rygel
Alejandra Murphy		Vice President	2021		Director, Payden & Rygel
Reza Pishva		Secretary	2022		Senior Vice President, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Semi-Annual Report    157

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IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

You may elect to receive shareholder reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1 800 572-9336, to request paper copies.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1 800 SEC-0330.

The Funds file their schedule of portfolio holdings with the SEC monthly on Form N-MFP. These reports are available on the SEC’s website at www.sec.gov.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at www.sec.gov. You may also call 1 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund — SI Class (PYLSX) Payden Limited Maturity Fund — Investor Class (PYLMX) Payden Low Duration Fund — SI Class (PYLDX) Payden Low Duration Fund — Investor Class (PYSBX) Payden U.S. Government Fund (PYUSX) Payden GNMA Fund (PYGNX) Payden Core Bond Fund — SI Class (PYCSX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Corporate Bond Fund — SI Class (PYCTX) Payden Corporate Bond Fund — Investor Class (PYACX) Payden Strategic Income Fund — SI Class (PYSIX) Payden Strategic Income Fund — Investor Class (PYSGX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Floating Rate Fund — SI Class (PYFIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden High Income Fund — SI Class (PYCHX) Payden High Income Fund — Investor Class (PYHRX) TAX EXEMPT BOND FUND Payden California Municipal Social Impact Fund (PYCRX) GLOBAL BOND FUNDS Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund — SI Class (PYGIX) Payden Global Fixed Income Fund — Investor Class (PYGFX) Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Local Bond Fund — Investor Class (PYILX) Payden Emerging Markets Local Bond Fund — Investor Class (PYELX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX) EQUITY FUND Payden Equity Income Fund — SI Class (PYVSX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — Adviser Class (PYVAX) PAYDEN MUTUAL FUNDS 333 South Grand Avenue, Los Angeles, California 90071 800 572-9336 payden.com payden@UMB.com

PAYDEN
MUTUAL FUNDS

MANAGED INCOME FUND

SEMI- ANNUAL REPORT

APRIL 2023

MANAGED INCOME FUND SEMI- ANNUAL REPORT APRIL 2023

Contents

1	Management Discussion & Analysis

2	Payden/Managed Income Fund

10	Statement of Assets & Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Notes to Financial Statements

22	Financial Highlights

24	Fund Expenses

25	Trustees & Officers

Management Discussion & Analysis

For the six-month period ended April 30, 2023, the Payden Managed Income Fund, SI Class (PKBIX) returned 5.47%, the Adviser Class (PKCBX) returned 5.41%, the Retirement Class (PKCRX) returned 5.27% and the Institutional Class (PKCIX) returned 5.64%. The Fund’s benchmark, the 30-year US Treasury Bond Yield from December 31st, returned 1.50%. Going into year end, the Fund was cognizant of the risks posed by recessionary concerns amid a hawkish Federal Reserve Board that raised rates to decade-level highs. Given the significant rise in US Treasury yields, the Fund increased its interest rate duration from a low of 0.5 years early in 2022 to 2.5 years, and bond exposure remained more skewed to fixed-rate securities. Recessionary concerns seemed to ease at the beginning of 2023 because of strong economic data; however, this was short lived because of softer economic data and the banking crisis in March. As macroeconomic data became more cautious through the year, the Fund utilized HY CDX to reduce credit beta. From a credit standpoint, the Fund was more favorable toward a combination of corporate credit, emerging markets debt, and government securities for an enhanced liquidity profile and attractive all-in yields of fixed-rate assets. Due to the fundamental challenges loan issuers face, the Fund exited all US BBB and BB CLO exposure, replacing the positions with secured consumer ABS. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures, as well as efficient investment purposes. Derivatives detracted 0.08% from returns.

Semi-Annual Report    1

          Portfolio Highlights & Investments

The Fund seeks income and total return consistent with preservation of capital.

Portfolio Composition - percent of investments
Corporate Bond	41%
Asset Backed	16%
Mortgage Backed	16%
U.S. Treasury	12%
Foreign Government	9%
Other	6%

Schedule of Investments - April 30, 2023 (Unaudited)

Principal or Shares	Security Description	Value (000)

Asset Backed (17%)
400,000	Allegro CLO VII Ltd. 2018-1A 144A, (3 mo. LIBOR USD + 1.900%), 6.69%, 6/13/31 (a)(b)	$384
350,000	Anchorage Capital CLO Ltd. 2019-11A 144A, (3 mo. LIBOR USD + 3.450%), 8.72%, 7/22/32 (a)(b)	323
400,000	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 2.950%), 7.90%, 5/15/36 (a)(b)	356
500,000	BDS Ltd. 2021-FL7 144A, (1 mo. LIBOR USD + 2.800%), 7.76%, 6/16/36 (a)(b)	450
600,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 7.76%, 2/16/37 (a)(b)	568
250,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 1.300%), 4.48%, 7/15/30 EUR (a)(b)(c)	261
350,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 2.650%), 5.83%, 7/15/30 EUR (a)(b)(c)	353
300,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 3.450%), 8.40%, 8/19/38 (a)(b)	259
300,000	CARLYLE U.S. CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 2.300%), 7.55%, 10/20/32 (a)(b)	289
800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (b)	752
200,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (b)	180
300,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (b)	257
1,100,000	Carvana Auto Receivables Trust 2021-P4, 1.31%, 1/11/27	1,043
108,980	Carvana Auto Receivables Trust 2022-P2 144A, 4.37%, 5/10/29 (b)	109
400,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 5.68%, 1/25/52 CAD (b)(c)	271
150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (b)	127
383,000	Driven Brands Funding LLC 2019-1A 144A, 4.64%, 4/20/49 (b)	363
246,250	Driven Brands Funding LLC 2021-1A 144A, 2.79%, 10/20/51 (b)	204
1,100,000	Exeter Automobile Receivables Trust 2022-1A 144A, 5.02%, 10/15/29 (b)	935
400,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 6.66%, 2/23/39 (a)(b)	386

Principal or Shares	Security Description	Value (000)
300,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 7.06%, 2/23/39 (a)(b)	$290
600,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 9/15/37 (a)(b)	568
600,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.750%), 7.70%, 9/15/37 (a)(b)	565
300,000	Greystone CRE Notes Ltd. 2021-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 7.75%, 7/15/39 (a)(b)	274
23,692	Halcyon Loan Advisors Funding Ltd. 2015-2A 144A, (3 mo. LIBOR USD + 1.650%), 6.91%, 7/25/27 (a)(b)	24
600,000	JPMorgan Chase Bank N.A.-CACLN 2020-2 144A, 5.76%, 2/25/28 (b)	591
148,343	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 2.37%, 9/25/28 (b)	143
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 4.28%, 9/25/28 (b)	505
600,000	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 4.39%, 12/26/28 (b)	556
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 3.69%, 2/26/29 (b)	483
400,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 6.37%, 2/17/39 (a)(b)	394
300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 3.750%), 8.70%, 7/15/36 (a)(b)	258
500,000	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 3.39%, 11/20/50 (b)	459
400,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (b)	396
266,063	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (b)	232
229,608	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (b)	224
143,505	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 7.38%, 5/15/32 (b)	140
500,000	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 11.91%, 8/16/32 (b)	490
850,000	Santander Bank Auto Credit-Linked Notes Series 2022-C 144A, 14.59%, 12/15/32 (b)	862
300,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 5.27%, 2/15/52 (b)	273
436,848	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. LIBOR USD + 0.880%), 6.14%, 4/15/27 (a)(b)	434

2    Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
592,500	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (b)	$525
343,875	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (b)	290

Total Asset Backed (Cost - $17,779)		16,846

Bank Loans(d) (1%)
398,000	Asurion LLC Term Loan B10 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 9.08%, 8/19/28	371
250,000	Frontier Communications Corp. Term Loan B-EXIT 1L, (LIBOR USD 1-Month + 3.750%), 8.63%, 5/01/28	240
165,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 11.77%, 7/20/29	153

Total Bank Loans (Cost - $781)		764

Corporate Bond (41%)

Financial (16%)
200,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer 144A, 6.75%, 4/15/28 (b)	200
300,000	Ally Financial Inc. B, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.868%), 4.70% (a)(e)	222
200,000	Ally Financial Inc., 8.00%, 11/01/31	211
375,000	American Tower Corp., 5.50%, 3/15/28	387
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(b)(e)	175
300,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.466%), 7.13%, 7/18/33 (a)(b)(f)	293
450,000	Bank of America Corp., (3 mo. LIBOR USD + 1.512%), 3.71%, 4/24/28 (a)	427
225,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.990%), 6.20%, 11/10/28 (a)	235
275,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.630%), 5.20%, 4/25/29 (a)	277
225,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.220%), 2.30%, 7/21/32 (a)	182
500,000	Blackstone Holdings Finance Co. LLC 144A, 5.90%, 11/03/27 (b)	514
250,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	233
150,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 7.38%, 3/01/31 (b)	147
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, 4/01/31	404
250,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 7/18/29 (f)(g)	237
250,000	CIBANCO SA Institucion de Banca Multiple Trust CIB/3332, 4.38%, 7/22/31 (f)	186
575,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.887%), 4.66%, 5/24/28 (a)	570
250,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.351%), 3.06%, 1/25/33 (a)	213
275,000	Crown Castle Inc., 4.80%, 9/01/28	275
300,000	Deutsche Bank AG, (3 mo. EURIBOR + 1.200%), 0.75%, 2/17/27 EUR (a)(c)(f)	293
450,000	Digital Realty Trust LP, 5.55%, 1/15/28	452
200,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (b)(c)	199
215,000	Extra Space Storage LP, 2.35%, 3/15/32	171
200,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	189

Principal or Shares	Security Description	Value (000)
125,000	General Motors Financial Co. Inc., 5.85%, 4/06/30	$125
200,000	Global Payments Inc., 4.88%, 3/17/31 EUR (c)	224
250,000	Go Daddy Operating Co. LLC/GD Finance Co. Inc. 144A, 3.50%, 3/01/29 (b)	217
450,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (a)	388
50,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (b)	32
444,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	419
30,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 2/01/29	26
305,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	294
700,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.990%), 4.85%, 7/25/28 (a)	702
350,000	Medline Borrower LP 144A, 5.25%, 10/01/29 (b)	303
400,000	Mercedes-Benz Finance North America LLC 144A, 4.80%, 3/30/28 (b)	404
475,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 5.24%, 4/19/29 (a)	479
500,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(f)	428
850,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 2.240%), 6.30%, 10/18/28 (a)	893
225,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.590%), 5.16%, 4/20/29 (a)	227
100,000	MPT Operating Partnership LP/MPT Finance Corp., 2.55%, 12/05/23 GBP (c)	121
225,000	MPT Operating Partnership LP/MPT Finance Corp., 2.50%, 3/24/26 GBP (c)	224
125,000	MPT Operating Partnership LP/MPT Finance Corp., 3.38%, 4/24/30 GBP (c)	101
210,000	Navient Corp., 6.75%, 6/15/26	205
135,000	Navient Corp., 5.50%, 3/15/29	116
100,000	OneMain Finance Corp., 7.13%, 3/15/26	98
75,000	OneMain Finance Corp., 6.63%, 1/15/28	70
200,000	OneMain Finance Corp., 3.88%, 9/15/28	161
200,000	Owl Rock Capital Corp., 3.40%, 7/15/26	179
250,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (b)	212
285,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 1.249%), 2.49%, 1/06/28 (a)	250
450,000	SBA Tower Trust 144A, 6.60%, 1/15/28 (b)	473
200,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (b)	174
300,000	Synchrony Bank, 5.40%, 8/22/25	286
100,000	Synchrony Financial, 7.25%, 2/02/33	92
300,000	Toronto-Dominion Bank, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.075%), 8.13%, 10/31/82 (a)	306
225,000	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 144A, 10.50%, 2/15/28 (b)	216
250,000	VICI Properties LP, 4.38%, 5/15/25	244
200,000	Volkswagen Group of America Finance LLC 144A, 4.75%, 11/13/28 (b)	200
350,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.560%), 4.54%, 8/15/26 (a)	345
219,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.980%), 4.81%, 7/25/28 (a)	217
150,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.020%), 5.39%, 4/24/34 (a)	153

Semi-Annual Report    3

    Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)
100,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 144A, 7.13%, 2/15/31 (b)(g)	$103

		16,399

Industrial (17%)
385,000	Adient Global Holdings Ltd. 144A, 8.25%, 4/15/31 (b)	395
125,000	ADT Security Corp. 144A, 4.88%, 7/15/32 (b)	108
300,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (b)	234
200,000	Altice France Holding SA 144A, 10.50%, 5/15/27 (b)	148
125,000	American Airlines Inc. 144A, 7.25%, 2/15/28 (b)	122
175,000	Amgen Inc., 5.15%, 3/02/28	179
300,000	Anglo American Capital PLC 144A, 5.50%, 5/02/33 (b)	300
300,000	Asbury Automotive Group Inc. 144A, 4.63%, 11/15/29 (b)(g)	267
475,000	Ashtead Capital Inc. 144A, 4.25%, 11/01/29 (b)	444
300,000	Broadcom Inc. 144A, 4.00%, 4/15/29 (b)	283
165,000	Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC 144A, 5.00%, 6/15/29 (b)	130
500,000	C&W Senior Financing DAC, 6.88%, 9/15/27 (f)	438
120,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (b)	101
200,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.907%), 9.13% (a)(b)(e)	199
200,000	Centene Corp., 3.38%, 2/15/30	177
200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (b)	186
200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 4/27/29 (f)	187
400,000	Central Parent Inc./CDK Global Inc. 144A, 7.25%, 6/15/29 (b)	397
220,000	Coherent Corp. 144A, 5.00%, 12/15/29 (b)	198
300,000	Constellation Brands Inc., 4.90%, 5/01/33	301
425,000	Coty Inc. 144A, 5.00%, 4/15/26 (b)	415
65,000	Coty Inc. 144A, 6.50%, 4/15/26 (b)	65
200,000	CSC Holdings LLC 144A, 11.25%, 5/15/28 (b)	200
425,000	CVS Health Corp., 5.00%, 2/20/26	430
400,000	Delta Air Lines Inc./SkyMiles IP Ltd. 144A, 4.75%, 10/20/28 (b)	389
225,000	Evergreen Acqco 1 LP/TVI Inc. 144A, 9.75%, 4/26/28 (b)	226
175,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 4.63%, 1/15/29 (b)	153
225,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (b)	183
200,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (b)	190
200,000	FMG Resources August 2006 Pty Ltd. 144A, 4.38%, 4/01/31 (b)	174
100,000	FMG Resources August 2006 Pty Ltd. 144A, 6.13%, 4/15/32 (b)	97
200,000	Ford Motor Co., 3.25%, 2/12/32	155
200,000	General Mills Inc., 3.91%, 4/13/29 EUR (c)	222
325,000	General Motors Financial Co. Inc., 6.00%, 1/09/28	332
150,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (b)	97

Principal or Shares	Security Description	Value (000)
275,000	Hewlett Packard Enterprise Co., 5.90%, 10/01/24	$278
305,000	Humana Inc., 5.75%, 3/01/28	318
255,000	Hyundai Capital America 144A, 2.00%, 6/15/28 (b)	217
125,000	Hyundai Capital America 144A, 6.38%, 4/08/30 (b)	132
150,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (c)(f)	150
250,000	Jabil Inc., 5.45%, 2/01/29	252
77,000	Jabil Inc., 3.60%, 1/15/30	71
250,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 3.00%, 2/02/29 (b)	215
268,000	Kaiser Aluminum Corp. 144A, 4.63%, 3/01/28 (b)	237
50,000	Kaiser Aluminum Corp. 144A, 4.50%, 6/01/31 (b)	40
250,000	MARB BondCo PLC, 3.95%, 1/29/31 (f)	184
325,000	Mars Inc. 144A, 4.55%, 4/20/28 (b)	328
325,000	McDonald’s Corp., 0.25%, 10/04/28 EUR (c)(f)	302
250,000	Meritage Homes Corp. 144A, 3.88%, 4/15/29 (b)	225
300,000	NBM U.S. Holdings Inc., 6.63%, 8/06/29 (f)(g)	270
200,000	Open Text Corp. 144A, 6.90%, 12/01/27 (b)	207
300,000	Open Text Corp. 144A, 3.88%, 12/01/29 (b)	253
200,000	Oracle Corp., 2.80%, 4/01/27	186
325,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 5.70%, 2/01/28 (b)	329
250,000	Renesas Electronics Corp. 144A, 2.17%, 11/25/26 (b)	222
225,000	Rentokil Initial PLC, 0.50%, 10/14/28 EUR (c)(f)	211
600,000	Rolls-Royce PLC 144A, 5.75%, 10/15/27 (b)	599
240,000	Sealed Air Corp./Sealed Air Corp. U.S. 144A, 6.13%, 2/01/28 (b)	244
450,000	Tenet Healthcare Corp., 6.13%, 10/01/28 (g)	437
575,000	T-Mobile USA Inc., 3.75%, 4/15/27	554
150,000	TransDigm Inc. 144A, 6.75%, 8/15/28 (b)	153
400,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (b)	343
450,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (b)	428
250,000	Verizon Communications Inc., 4.25%, 10/31/30 EUR (c)	283
300,000	Verizon Communications Inc., 2.36%, 3/15/32	246
200,000	VMware Inc., 1.80%, 8/15/28	170
525,000	Warnermedia Holdings Inc. 144A, 3.76%, 3/15/27 (b)	495
377,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (b)	325

		17,026

Utility (8%)
200,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (b)	248
270,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 5.88%, 6/30/29 (b)	243
350,000	Baytex Energy Corp. 144A, 8.50%, 4/30/30 (b)	352
225,000	Comstock Resources Inc. 144A, 6.75%, 3/01/29 (b)	204
300,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (b)	264
250,000	Energy Transfer LP, 5.55%, 2/15/28	255

4    Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
450,000	EnfraGen Energia Sur SA/EnfraGen Spain SA/ Prime Energia SpA, 5.38%, 12/30/30 (f)	$285
200,000	EnQuest PLC 144A, 11.63%, 11/01/27 (b)	189
225,000	Exelon Corp., 5.15%, 3/15/28	230
375,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	375
145,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.88%, 4/15/30	145
350,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	291
200,000	Geopark Ltd., 5.50%, 1/17/27 (f)	166
286,500	Greenko Power II Ltd., 4.30%, 12/13/28 (f)(g)	249
105,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 6.25%, 4/15/32 (b)	98
274,650	India Cleantech Energy, 4.70%, 8/10/26 (f)	243
340,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (b)(f)	323
250,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (b)	216
200,000	Kosmos Energy Ltd., 7.75%, 5/01/27 (f)	173
100,000	Matador Resources Co. 144A, 6.88%, 4/15/28 (b)	101
350,000	Minejesa Capital BV, 4.63%, 8/10/30 (f)	309
195,000	Nabors Industries Ltd. 144A, 7.50%, 1/15/28 (b)	178
160,000	ONEOK Inc., 6.10%, 11/15/32	167
100,000	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25	100
430,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (g)	396
195,000	PDC Energy Inc., 5.75%, 5/15/26	190
225,000	Petroleos Mexicanos, (3 mo. EURIBOR + 2.400%), 5.08%, 8/24/23 EUR (a)(c)(f)	248
100,000	Petroleos Mexicanos, 3.63%, 11/24/25 EUR (c)(f)	101
300,000	Petroleos Mexicanos 144A, 10.00%, 2/07/33 (b)	279
455,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (b)	437
184,790	Tierra Mojada Luxembourg II Sarl, 5.75%, 12/01/40 (f)	157
150,000	TransAlta Corp., 7.75%, 11/15/29	158
350,000	TransCanada PipeLines Ltd., 6.20%, 3/09/26	352
175,000	Valaris Ltd. 144A, 8.38%, 4/30/30 (b)	175
250,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (b)	232
350,000	Williams Cos. Inc., 5.40%, 3/02/26	357

		8,486

Total Corporate Bond (Cost - $42,075)		41,911

Foreign Government (9%)
200,000	Angolan Government International Bond, 8.25%, 5/09/28 (f)	176
12,000,000	Brazil Letras do Tesouro Nacional, 10/01/23 BRL (c)(h)	2,277
250,000	Colombia Government International Bond, 4.50%, 3/15/29	218
200,000	Costa Rica Government International Bond 144A, 6.55%, 4/03/34 (b)	204
150,000	Dominican Republic International Bond 144A, 7.05%, 2/03/31 (b)	153
600,000	Dominican Republic International Bond, 4.88%, 9/23/32 (f)	519
300,000	Export-Import Bank of India 144A, 5.50%, 1/18/33 (b)	306
250,000	Guatemala Government Bond, 3.70%, 10/07/33 (f)	209

Principal or Shares	Security Description	Value (000)
350,000	Ivory Coast Government International Bond, 6.13%, 6/15/33 (f)	$297
200,000	Mexico Government International Bond, 6.35%, 2/09/35	215
300,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (b)	232
200,000	Morocco Government International Bond 144A, 6.50%, 9/08/33 (b)	208
300,000	Nigeria Government International Bond, 6.50%, 11/28/27 (f)	240
400,000	Oman Government International Bond, 5.63%, 1/17/28 (f)	404
200,000	Oman Government International Bond, 6.75%, 1/17/48 (f)	194
250,000	Paraguay Government International Bond, 3.85%, 6/28/33 (f)	220
16,200,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	794
800,000	Republic of Uzbekistan International Bond, 5.38%, 2/20/29 (f)	742
200,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (b)	163
400,000	Romanian Government International Bond, 6.63%, 9/27/29 EUR (c)(f)	454
200,000	Romanian Government International Bond 144A, 1.75%, 7/13/30 EUR (b)(c)	165
475,000	Serbia International Bond, 1.00%, 9/23/28 EUR (c)(f)	405
9,711,473	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (c)	266

Total Foreign Government (Cost - $9,076)		9,061

Mortgage Backed (16%)
100,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.750%), 6.71%, 12/18/37 (a)(b)	97
340,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 6.80%, 10/15/36 (a)(b)	332
552,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.114%), 7.00%, 10/15/36 (a)(b)	538
680,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. Term Secured Overnight Financing Rate + 2.414%), 7.30%, 10/15/36 (a)(b)	659
280,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 7.75%, 10/15/37 (a)(b)	266
500,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 1.952%), 6.90%, 5/15/38 (a)(b)	470
700,000	BX Trust 2018-GW 144A, (1 mo. LIBOR USD + 2.420%), 7.37%, 5/15/35 (a)(b)	675
236,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. LIBOR USD + 1.070%), 6.02%, 12/15/37 (a)(b)	233
545,878	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 7.30%, 6/15/34 (a)(b)	494
393,196	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 7.05%, 11/15/37 (a)(b)	383
196,598	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 7.71%, 11/15/37 (a)(b)	192

Semi-Annual Report    5

    Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)
294,897	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 8.44%, 11/15/37 (a)(b)	$288
500,000	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 4.350%), 9.37%, 4/25/31 (a)(b)	524
23,055	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 7.47%, 7/25/31 (a)(b)	23
1,200,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 9.17%, 8/25/31 (a)(b)	1,244
550,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 9.12%, 9/25/31 (a)(b)	570
698,448	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 7.17%, 11/25/39 (a)(b)	697
184,124	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 7.02%, 1/25/40 (a)(b)	184
585,715	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 3.700%), 8.65%, 7/15/38 (a)(b)	553
500,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 4.100%), 9.12%, 3/25/31 (a)	541
277,438	Freddie Mac STACR REMIC Trust 2022-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 6.12%, 2/25/42 (a)(b)	276
64,094	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 6.92%, 1/25/50 (a)(b)	64
79,165	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 6.87%, 2/25/50 (a)(b)	79
472,041	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 5.750%), 10.77%, 7/25/50 (a)(b)	505
140,933	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 7.62%, 10/25/50 (a)(b)	143
675,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.250%), 7.27%, 2/25/49 (a)(b)	656
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 7.72%, 10/25/49 (a)(b)	202
246,689	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (1 mo. LIBOR USD + 8.800%), 13.82%, 3/25/28 (a)	251
297,401	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3, (1 mo. LIBOR USD + 9.000%), 14.02%, 3/25/29 (a)	308
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 9.62%, 12/25/42 (a)	1,275
262,500	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. Term Secured Overnight Financing Rate + 1.664%), 6.55%, 12/15/37 (a)(b)	251

Principal or Shares	Security Description	Value (000)
300,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. Term Secured Overnight Financing Rate + 2.164%), 7.05%, 12/15/37 (a)(b)	$285
540,634	Life Mortgage Trust 2021-BMR 144A, (1 mo. Term Secured Overnight Financing Rate + 3.064%), 7.95%, 3/15/38 (a)(b)	505
900,000	Palisades Center Trust 2016-PLSD 144A, 3.36%, 4/13/33 (b)	45
110,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 3.000%), 7.08%, 11/17/30 GBP (a)(b)(c)	131
278,317	SMR Mortgage Trust 2022-IND 144A, (1 mo. Term Secured Overnight Financing Rate + 6.000%), 10.89%, 2/15/39 (a)(b)	258
828,990	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 7.42%, 2/25/47 (a)(b)	829
450,000	TPGI Trust 2021-DGWD 144A, (1 mo. LIBOR USD + 2.350%), 7.30%, 6/15/26 (a)(b)	423
268,376	TTAN 2021-MHC 144A, (1 mo. LIBOR USD + 2.400%), 7.35%, 3/15/38 (a)(b)	254
400,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 1.775%), 6.72%, 12/15/34 (a)(b)	375
8,701,722	Wells Fargo Commercial Mortgage Trust 2018-C46, 1.09%, 8/15/51 (i)	212

Total Mortgage Backed (Cost - $17,496)		16,290

U.S. Government Agency (1%)
450,000	Federal Home Loan Bank Discount Notes, 4.75%, 5/26/23 (h)	449
500,000	Federal Home Loan Bank Discount Notes, 4.75%, 6/02/23 (h)	498
500,000	Federal Home Loan Bank Discount Notes, 4.85%, 6/30/23 (h)	496

Total U.S. Government Agency (Cost - $1,442)		1,443

U.S. Treasury (12%)
4,000,000	U.S. Treasury Bill, 4.29%, 5/04/23 (h)	3,999
3,000,000	U.S. Treasury Bill, 4.95%, 8/17/23 (h)	2,955
700,000	U.S. Treasury Bill, 5.02%, 8/24/23 (h)	689
1,500,000	U.S. Treasury Bill, 5.05%, 8/31/23 (h)	1,475
2,400,000	U.S. Treasury Bill, 4.91%, 10/12/23 (h)	2,347
1,300,000	U.S. Treasury Bill, 4.96%, 10/26/23 (h)	1,269

Total U.S. Treasury (Cost - $12,736)		12,734

Stocks (2%)

Common Stock (1%)
10	Juniper Receivables DAC 2023-1 DAC (j) (Cost - $475)	555

Preferred Stock (1%)
50	Chase Auto Owner Trust, 0.00%	905
1	Juniper Receivables DAC, 0.00%	356

Total Preferred Stock (Cost - $1,247)		1,261

Total Stocks (Cost - $1,722)		1,816

Investment Company (2%)
2,506,741	Payden Cash Reserves Money Market Fund * (Cost - $2,507)	2,507

Purchase Options (0%)
Total Purchase Options (Cost - $51)		13
Total Investments (Cost - $105,665) (101%)		103,385
Liabilities in excess of Other Assets (-1%)		(1,303)
Net Assets (100%)		$102,082

6    Payden Mutual Funds

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2023. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

All or a portion of these securities are on loan. At April 30, 2023, the total market value of the Fund’s securities on loan is $1,624 and the total market value of the collateral held by the Fund is $1,692. Amounts in 000s.

(h)	Yield to maturity at time of purchase.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Non-income producing

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put

Exchange Traded Options Purchase - 0.0%

NASDAQ 100 E-MINI	7	$3	$10700	06/16/2023	$3	Put

S&P 500 INDEX	8	10	3700	06/16/2023	10	Put

Total Purchase Options					$13

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)

Assets:
CZK 3,270	USD 147	HSBC Bank USA, N.A.	05/16/2023	$6
EUR 160	USD 176	Barclays Bank PLC	06/14/2023	1
EUR 250	USD 272	Citibank, N.A.	06/14/2023	4
EUR 1,395	USD 1,539	HSBC Bank USA, N.A.	07/20/2023	6
IDR 7,807,000	USD 522	Barclays Bank PLC	07/13/2023	9
MXN 13,096	USD 715	Barclays Bank PLC	07/19/2023	1
USD 769	CAD 1,026	BNP PARIBAS	07/24/2023	11
USD 499	AUD 717	Citibank, N.A.	05/10/2023	25
USD 776	ZAR 14,185	Citibank, N.A.	07/19/2023	6
USD 973	AUD 1,447	HSBC Bank USA, N.A.	06/13/2023	14

				83

Liabilities:
CLP 164,593	USD 206	BNP PARIBAS	05/10/2023	(2)
JPY 102,800	USD 779	BNP PARIBAS	07/24/2023	(14)
JPY 65,100	USD 501	Citibank, N.A.	05/10/2023	(22)
MYR 2,281	USD 524	Barclays Bank PLC	07/18/2023	(10)
USD 476	EUR 440	Barclays Bank PLC	06/14/2023	(11)
USD 3,770	EUR 3,511	Citibank, N.A.	06/14/2023	(109)
USD 2,158	BRL 11,140	Citibank, N.A.	07/10/2023	(45)
USD 269	CAD 370	HSBC Bank USA, N.A.	06/14/2023	(4)
USD 594	GBP 491	HSBC Bank USA, N.A.	06/14/2023	(24)
USD 679	MXN 12,512	HSBC Bank USA, N.A.	07/19/2023	(5)

				(246)

Net Unrealized Appreciation (Depreciation)				$(163)

Semi-Annual Report    7

          Portfolio Highlights & Investments  continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)

Long Contracts:
Euro-Bobl Future	13	Jun-23	$1,690	$33	$33
Long Gilt Future	12	Jun-23	1,530	—	–
U.S. Treasury 5-Year Note Future	123	Jun-23	13,498	7	7
U.S. Ultra Bond Future	3	Jun-23	424	4	4

					44

Short Contracts:
Euro-Bund Future	18	Jun-23	(2,689)	(54)	(54)
Euro-Schatz Future	74	Jun-23	(8,617)	(73)	(73)
U.S. Treasury 10-Year Note Future	21	Jun-23	(2,419)	(8)	(8)
U.S. Treasury 10-Year Ultra Future	63	Jun-23	(7,652)	(180)	(180)

					(315)

Total Futures					$(271)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 40 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2028	USD 12,800	$(256)	$32	$(288)
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	06/20/2028	EUR 1,700	(61)	39	(100)

			$(317)	$71	$(388)

Open Centrally Cleared Interest Rate Swap Contracts
Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year SOFR Swap, Receive Fixed 1.517% Annually, Pay Variable 4.81% (SOFRRATE) Annually	03/03/2032	USD 2,413	$(320)	$–	$(320)
10-Year SOFR Swap, Receive Fixed 1.615% Annually, Pay Variable 4.81% (SOFRRATE) Annually	03/04/2032	USD 1,207	(150)	–	(150)
5-Year MXIBTIIE Swap, Receive Fixed 8.656% Monthly, Pay Variable 11.53% Monthly	04/17/2028	MXN 22,800	7	–	7

			$(463)	$–	$(463)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,624
Non-cash Collateral[2]	(1,624)

Net Amount	$–

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

8    Payden Mutual Funds

(THIS PAGE IS INTENTIONALLY LEFT BLANK)

9

Statement of Assets & Liabilities

April 30, 2023 (Unaudited)

Numbers in 000s

ASSETS:
Investments, at value*	$100,878
Affiliated investments, at value**	2,507
Foreign cash***	120
Cash	7
Cash pledged for financial futures contracts	394
Cash pledged for centrally cleared swaps	1,185
Receivable for:
Interest and dividends	679
Investments sold	524
Fund shares sold	271
Futures	57
Forward currency contracts	83
Receivable from Advisor (Note 3)	20
Other assets	34

Total Assets	106,759

LIABILITIES:
Payable for:
Forward currency contracts	246
Investments purchased	2,402
Fund shares redeemed	33
Futures	102
Variation margin on centrally cleared swaps	28
Liability for securities on loan (Note 2)	1,692
Accrued expenses:
Administration fees (Note 3)	11
Distribution fees (Notes 3)	21
Trustee fees and expenses	1
Other liabilities	141

Total Liabilities	4,677

NET ASSETS	$102,082

NET ASSETS:
Paid in capital	$110,604
Distributable earnings (loss)	(8,522)

NET ASSETS	$102,082

NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$3,250
Shares Outstanding	314
Net Asset Value Per Share	$10.36(a)

SI Class
Net Assets	$71,863
Shares Outstanding	7,060
Net Asset Value Per Share	$10.18

Adviser Class
Net Assets	$6,901
Shares Outstanding	700
Net Asset Value Per Share	$9.86

Retirement Class
Net Assets	$20,068
Shares Outstanding	2,170
Net Asset Value Per Share	$9.25

* Investments, at cost	$103,158
** Affiliated investments, at cost	2,507
*** Foreign cash, at cost	120

(a) Institutional Class Net Asset Value Per Share are calculated using unrounded net assets $3,249,518, divided by unrounded shares 313,698.

See notes to financial statements.

10    Payden Mutual Funds

Statement of Operations

Period ended April 30 , 2023 (Unaudited)

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$3,199
Dividend income	268
Dividend income from affiliated investment (Note 2)	33
Income from securities lending	3
Foreign tax withholdings	(2)

Investment Income	3,501

EXPENSES:
Investment advisory fees (Note 3)	554
Administration fees (Note 3)	75
Shareholder servicing fees	2
Distribution fees (Note 3)	65
Custodian fees	29
Transfer agent fees	23
Registration and filing fees	26
Trustee fees and expenses	9
Printing and mailing costs	38
Loan commitment fees	1
Legal fees	2
Publication expense	3
Pricing fees	29
Fund accounting fees	52
Audit fees	26

Gross Expenses	934
Expense subsidy (Note 3)	(292)

Net Expenses	642

Net Investment Income	2,859

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(930)
Foreign currency transactions	(4)
Forward foreign exchange contracts	(86)
Futures contracts	791
Swap contracts	(8)
Change in net unrealized appreciation (depreciation) from:
Investments	4,059
Translation of assets and liabilities in foreign currencies	(14)
Forward foreign exchange contracts	(416)
Futures contracts	(672)
Swap contracts	(48)

Net Realized and Unrealized Gains	2,672

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,531

See notes to financial statements.

Semi-Annual Report    11

Statements of Changes in Net Assets

For the period ended April 30, 2023 (Unaudited) and year ended October 31, 2022

Numbers in 000s

	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,859	$2,906
Net realized (losses)	(237)	(2,184)
Change in net unrealized appreciation/(depreciation)	2,909	(7,784)

Change in Net Assets Resulting from Operations	5,531	(7,062)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(56)	(24)
SI Class	(1,276)	(1,681)
Adviser Class	(153)	(315)
Retirement Class	(452)	(540)

Change in Net Assets from Distributions to Shareholders	(1,937)	(2,560)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	269	1,839
SI Class	11,962	15,703
Adviser Class	102	2,295
Retirement Class	986	2,484
Reinvestment of distributions:
Institutional Class	56	24
SI Class	1,276	1,681
Adviser Class	154	310
Retirement Class	452	540
Cost of fund shares redeemed:
Institutional Class	(8)	(12)
SI Class	(11,465)	(25,535)
Adviser Class	(7,961)	(2,709)
Retirement Class	(3,530)	(6,337)

Change in Net Assets from Capital Transactions	(7,707)	(9,717)

Total Change in Net Assets	(4,113)	(19,339)
NET ASSETS:
Beginning of period	106,195	125,534

End of period	$102,082	$106,195

FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	283	101

Shares sold	26	181
Shares issued in reinvestment of distributions	6	2
Shares redeemed	(1)	(1)

Change in shares outstanding	31	182

Outstanding shares at end of period	314	283

SI Class:
Outstanding shares at beginning of period	6,877	7,665

Shares sold	1,188	1,558
Shares issued in reinvestment of distributions	129	160
Shares redeemed	(1,134)	(2,506)

Change in shares outstanding	183	(788)

Outstanding shares at end of period	7,060	6,877

Adviser Class:
Outstanding shares at beginning of period	1,493	1,497

Shares sold	10	237
Shares issued in reinvestment of distributions	16	31
Shares redeemed	(819)	(272)

Change in shares outstanding	(793)	(4)

Outstanding shares at end of period	700	1,493

Retirement Class:
Outstanding shares at beginning of period	2,397	2,735

Shares sold	108	271
Shares issued in reinvestment of distributions	50	56
Shares redeemed	(385)	(665)

Change in shares outstanding	(227)	(338)

Outstanding shares at end of period	2,170	2,397

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	72,465	124,866
Sale of investments (excluding government)	91,719	130,444
Purchase of government securities	682	5,123
Sale of government securities	1,178	11,850

12    Payden Mutual Funds

Notes to Financial Statements

April 30, 2023 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Managed Income Fund. The other Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services—Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Semi-Annual Report 13

Notes to Financial Statements continued

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Payden Cash Reserves Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Payden Cash Reserves Money Market Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or

14 Payden Mutual Funds

security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap

Semi-Annual Report 15

Notes to Financial Statements continued

less the recovery value of the security or underlying securities comprising the index.

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2023 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)

Credit[1]	—	(388)
Equity[2]	13	—
Interest rate[1]	51	(785)
Foreign currency[3,4]	83	(246)

Total	147	(1,419)

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Includes options purchased at fair value as reported in the Schedule of Investments.

3	Receivable for forward currency contracts.

4	Payable for forward currency contracts.

16 Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended April 30, 2023

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total

Credit	—	—	—	$4	$4

Equity	—	—	$17	—	17

Interest rate	$791	—	—	(12)	779

Foreign exchange	—	$(86)	—	—	(86)

Total	$791	$(86)	$17	$(8)	$714

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended April 30, 2023

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total

Credit	—	—	—	$(227)	$(227)

Equity	—	—	$1	—	1

Interest rate	$(672)	—	—	179	(493)

Foreign exchange	—	$(416)	—	—	(416)

Total	$(672)	$(416)	$1	$(48)	$(1,135)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2023 the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
12%	8%	8%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However,

Semi-Annual Report    17

Notes to Financial Statements continued

bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money

Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in

18    Payden Mutual Funds

Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2023, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2023, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

The Fund invests in the Payden Cash Reserves Money Market Fund, an affiliated Fund. Income earned, if any, by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2022	Purchases	Sales	Dividends	Value April 30, 2023
$2,858,383	$45,874,918	$46,226,560	$32,681	$2,506,741

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to any fund during the period ended April 30, 2023.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Fund’s financial statements.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees to 0.95% of the average daily net assets or an annualized basis through February 28, 2024 (exclusive of interest, taxes and 12b-1 fees).

The Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end

Semi-Annual Report    19

Notes to Financial Statements continued

of the period. The amount of $1,101,643 ($402,793 for 2021, $406,729 for 2022 and $292,121 for 2023) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

			Level 2-Other Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Asset Backed	—	—	$16,846	—	—	—	$16,846
Bank Loans	—	—	764	—	—	—	764
Corporate Bond	—	—	41,911	—	—	—	41,911
Foreign Government	—	—	9,061	—	—	—	9,061
Mortgage Backed	—	—	16,290	—	—	—	16,290
U.S. Government	—	—	14,177	—	—	—	14,177
Options Purchased	$13	—	—	—	—	—	13
Common Stock	555	—	—	—	—	—	555
Preferred Stock	1,261	—	—	—	—	—	1,261
Investment Company	2,507	—	—	—	—	—	2,507

20    Payden Mutual Funds

	Other Financial Instruments[1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Forward currency contracts	—	—	$83	$(246)	—	—	$(163)

Futures	$44	$(315)	—	—	—	—	(271)

Swaps	—	—	7	(858)	—	—	(851)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. For the year ended April 30, 2023, there were no permanent differences.

6. Fund Changes

At a meeting held on December 20, 2022, the Board of Trustees (the “Board”) of the The Payden & Rygel Investment Group (the “Trust”) unanimously approved (i) the termination of the investment management agreement with Payden/Kravitz Investment Advisers LLC (the “Former Agreement”) effective December 30, 2022, (ii) a new investment management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Payden & Rygel (“P&R”), and (iii) an interim investment management agreement between the Trust, on behalf of the Fund, and P&R (the “Interim Agreement”). In connection with these approvals, the Board also approved a

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For the year ended April 30, 2023, the Fund did not utilize capital loss carryforwards.

At April 30, 2023, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$106,451	$1,567	$(5,864)	$(4,297)

change in the name of the Fund, which previously was called the “Payden/Kravitz Cash Balance Plan Fund,” to the “Payden Managed Income Fund,” effective December 30, 2022.

P&R served as the investment adviser to the Fund pursuant to the Interim Agreement, which took effect on December 30, 2022, after the termination of the Former Agreement. P&R served as investment adviser pursuant to the Interim Agreement until April 14, 2023 at which time the shareholders approved the New Agreement.

7. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and has determined that no other events have occurred that require disclosure.

Semi-Annual Report    21

Financial Highlights

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Institutional Class

	2023		2022	2021	2020	2019
Net asset value — beginning of period	$10.00		$10.85	$10.51	$10.87	$10.64

Income (loss) from investment activities:
Net investment income	0.31	(1)	0.34 (1)	0.24 (1)	0.34 (1)	0.36 (1)
Net realized and unrealized gains (losses)	0.25		(0.96)	0.47	(0.35)	0.21

Total from investment activities	0.56		(0.62)	0.71	(0.01)	0.57

Distributions to shareholders:
From net investment income	(0.20)		(0.23)	(0.37)	(0.35)	(0.34)

Net asset value — end of period	$10.36		$10.00	$10.85	$10.51	$10.87

Total return	5.64	%(2)	(5.80)%	6.94%	(0.08)%	5.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$3,250		$2,829	$1,095	$530	$6,833
Ratio of gross expense to average net assets	1.73	%(3)	1.60%	1.54%	1.52%	1.44%
Ratio of net expense to average net assets	0.95	%(3)	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets .	5.24	%(3)	2.69%	1.63%	2.69%	2.88%
Ratio of net investment income to average net assets	6.02	%(3)	3.33%	2.23%	3.25%	3.36%
Portfolio turnover rate	82	%(2)	122%	155%	71%	84%

The Class commenced operations on June 1, 2016.

	SI Class

	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.84		$10.70	$10.39	$10.78	$10.58

Income (loss) from investment activities:
Net investment income	0.29	(1)	0.28 (1)	0.21 (1)	0.30 (1)	0.32 (1)
Net realized and unrealized gains (losses)	0.24		(0.91)	0.47	(0.34)	0.21

Total from investment activities	0.53		(0.63)	0.68	(0.04)	0.53

Distributions to shareholders:
From net investment income	(0.19)		(0.23)	(0.37)	(0.35)	(0.33)

Net asset value — end of period	$10.18		$9.84	$10.70	$10.39	$10.78

Total return	5.47	%(2)	(6.03)%	6.66%	(0.42)%	5.22%

Ratios/supplemental data:
Net assets, end of period (000s)	$71,863		$67,639	$82,019	$98,931	$130,036
Ratio of gross expense to average net assets	1.73	%(3)	1.62%	1.54%	1.51%	1.44%
Ratio of net expense to average net assets	1.15	%(3)	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets .	5.23	%(3)	2.40%	1.66%	2.63%	2.87%
Ratio of net investment income to average net assets	5.81	%(3)	2.76%	1.95%	2.90%	3.06%
Portfolio turnover rate	82	%(2)	122%	155%	71%	84%

The Fund commenced operations on September 22, 2008.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

22    Payden Mutual Funds

For the share outstanding for the periods ended April 30, 2023 (Unaudited) and October 31st

	Adviser Class

	2023		2022	2021	2020	2019
Net asset value — beginning of period	$9.53		$10.40	$10.13	$10.53	$10.36

Income (loss) from investment activities:
Net investment income	0.26	(1)	0.25 (1)	0.17 (1)	0.26 (1)	0.29 (1)
Net realized and unrealized gains (losses)	0.25		(0.90)	0.46	(0.32)	0.20

Total from investment activities	0.51		(0.65)	0.63	(0.06)	0.49

Distributions to shareholders:
From net investment income	(0.18)		(0.22)	(0.36)	(0.34)	(0.32)

Net asset value — end of period	$9.86		$9.53	$10.40	$10.13	$10.53

Total return	5.41	%(2)	(6.34)%	6.37%	(0.61)%	4.94%

Ratios/supplemental data:
Net assets, end of period (000s)	$6,901		$14,226	$15,565	$15,534	$22,587
Ratio of gross expense to average net assets	1.95	%(3)	1.87%	1.79%	1.76%	1.69%
Ratio of net expense to average net assets	1.42	%(3)	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	4.90	%(3)	2.17%	1.40%	2.37%	2.63%
Ratio of net investment income to average net assets	5.43	%(3)	2.54%	1.69%	2.64%	2.81%
Portfolio turnover rate	82	%(2)	122%	155%	71%	84%

The Fund commenced operations on September 22, 2008.

	Retirement Class

	2023		2022	2021	2020	2019
Net asset value — beginning of period	$8.97		$9.82	$9.60	$10.03	$9.91

Income (loss) from investment activities:
Net investment income	0.24	(1)	0.21 (1)	0.14 (1)	0.22 (1)	0.25 (1)
Net realized and unrealized gains (losses)	0.23		(0.84)	0.44	(0.31)	0.20

Total from investment activities	0.47		(0.63)	0.58	(0.09)	0.45

Distributions to shareholders:
From net investment income	(0.19)		(0.22)	(0.36)	(0.34)	(0.33)

Net asset value — end of period	$9.25		$8.97	$9.82	$9.60	$10.03

Total return	5.27	%(2)	(6.55)%	6.19%	(0.93)%	4.68%

Ratios/supplemental data:
Net assets, end of period (000s)	$20,068		$21,501	$26,855	$36,402	$35,677
Ratio of gross expense to average net assets	2.22	%(3)	2.12%	2.04%	2.02%	1.94%
Ratio of net expense to average net assets	1.65	%(3)	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	4.73	%(3)	1.90%	1.17%	2.07%	2.38%
Ratio of net investment income to average net assets	5.30	%(3)	2.26%	1.46%	2.34%	2.57%
Portfolio turnover rate	82	%(2)	122%	155%	71%	84%

The Class commenced operations on April 6, 2009.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    23

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2023. It uses each Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value November 1, 2022	Value April 30, 2023	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$1,056.40	5.64%	0.95%	$4.84
SI Class	1,000.00	1,054.70	5.47%	1.15%	5.85
Adviser Class	1,000.00	1,054.10	5.41%	1.42%	7.24
Retirement Class	1,000.00	1,052.70	5.27%	1.65%	8.41

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2023 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2022	Value April 30, 2023	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$1,020.08	2.01%	0.95%	$4.76
SI Class	1,000.00	1,019.10	1.91%	1.15%	5.74
Adviser Class	1,000.00	1,017.75	1.77%	1.42%	7.11
Retirement Class	1,000.00	1,016.60	1.66%	1.65%	8.26

24    Payden Mutual Funds

Trustees and Officers (Unaudited)

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	65	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	75	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	78	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks; Director, First American Financial
Rosemarie T. Nassif	81	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	73	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	80	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Jordan H. Lopez	41	Interested Trustee	2020	19	Director, Payden & Rygel

Asha B. Joshi	65	Interested Trustee	2021	19	Managing Director, Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Chief Financial Officer	2003		Managing Director and CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Senior Vice President and Senior Compliance Officer, Payden & Rygel
Alejandra Murphy		Vice President	2021		Director Payden & Rygel

Reza Pishva		Secretary	2022		Senior Vice President, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

25

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IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

You may elect to receive shareholder reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1 800 572-9336, to request paper copies.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1 800 SEC-0330.

The Funds file their schedule of portfolio holdings with the SEC monthly on Form N-MFP. These reports are available on the SEC’s website at www.sec.gov.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at www.sec.gov. You may also call 1 800 572-9336 to request a free copy of the proxy voting guidelines.

PAYDEN MANAGED INCOME FUND Payden Managed Income Fund – Adviser Share Class (PKCBX) Payden Managed Income Fund – Institutional Share Class (PKCIX) Payden Managed Income Fund – Retirement Share Class (PKCRX) Payden Managed Income Fund – SI Share Class (PKBIX) Payden Mutual Funds 333 South Grand Avenue, Los Angeles, California 90071 800 572-9336 | payden.com | payden@UMB.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

Date	June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

Date	June 22, 2023

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Chief Financial Officer
(principal financial officer)

Date	June 22, 2023

* Print the name and title of each signing officer under his or her signature.